UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)        (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/18

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Annual Report

December 31, 2018

Alternatives Funds

Lazard Emerging Markets Income Portfolio

Lazard Enhanced Opportunities Portfolio

Lazard Explorer Total Return Portfolio

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

•	Assets and income;

•	Investment experience;

•	Transaction history;

•	Credit history; and

•	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

•	To provide advisory services to you;

•	To open an account for you;

•	To process a transaction for your account;

•	To market products and services to you; and/or

•	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with nonaffiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

•	The right to request and obtain a copy of your personal information that we maintain;

•	The right to correct your personal information that we maintain;

•	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

•	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

•	Lazard Asset Management LLC

•	Lazard Asset Management (Canada), Inc.[2]

•	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
8	Performance Overviews (unaudited)
12	Information About Your Portfolio’s Expenses (unaudited)
14	Portfolio Holdings Presented by Asset Class/Sector and Region
15	Portfolios of Investments
15	Lazard Emerging Markets Income Portfolio
20	Lazard Enhanced Opportunities Portfolio
34	Lazard Explorer Total Return Portfolio
51	Notes to Portfolios of Investments
54	Statements of Assets and Liabilities
58	Statements of Operations
62	Statements of Changes in Net Assets
66	Financial Highlights
72	Notes to Financial Statements
106	Report of Independent Registered Public Accounting Firm
108	Board of Directors and Officers Information (unaudited)
111	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

In 2018, volatility returned to global markets. The economic trajectories of the major economies diverged during the year, with US growth accelerating and non-US growth decelerating. Tighter US monetary policy, declining oil prices, and trade tensions between the United States and China also increased risk aversion. Against this backdrop, almost every major developed and emerging equity market declined during the year. Despite the uptick in global market turbulence, our portfolio management teams remain steadfast in their investment discipline and continue to focus on fundamental research.

The US equity market ended the year down after a severe fourth quarter sell-off. During the quarter, volatility as measured by the CBOE Volatility® Index increased, corporate credit spreads widened, the yield curve flattened, and the yield on the 10-year US Treasury declined. Crude oil prices fell by nearly $29 per barrel on the back of concerns over flagging global demand and elevated supply.

In Europe, political risks increased throughout the year as the Italian election led to a governing coalition of the League and the Five Star Movement. The United Kingdom struggled with finalizing a resolution to exit the European Union (“Brexit”) and German Chancellor Angela Merkel announced she would step down in 2021. The European Central Bank ended its monthly asset purchase program in December, but kept its benchmark interest rate at zero.

Emerging markets equities and debt fell significantly in 2018 as macroeconomic and geopolitical developments weighed on market sentiment. The rising US dollar pressured most emerging markets during the year. In Turkey, uncertainty related to the country’s trade deficit was exacerbated by US sanctions and a diplomatic dispute with the United States over a detained American pastor. Uncertainty about trade and concerns about decelerating Chinese growth rippled through the global economy. Despite these challenges, our emerging markets equity and debt teams believe that many emerging markets still have solid fundamentals, and are well positioned to grow faster than the global growth average.

2  Annual Report

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overviews (unaudited)

Alternatives

Emerging markets local currency and debt markets began 2018 on strong footing, but a combination of factors caused negative performance in the second and third quarters, which overwhelmed the positive results early and late in the year. Among the drivers that hurt sentiment toward emerging markets broadly were: perceptions of a more hawkish US Federal Reserve (“Fed”), global trade tensions, the introduction of sanctions and tariffs in select emerging markets, and a downgraded outlook for global GDP, alongside idiosyncratic country pressures in Argentina, Turkey, and Brazil. The dynamics which have propelled the US dollar sharply stronger during much of 2018 (i.e., US cyclical growth, monetary policy divergence, overseas profit repatriation, etc.) appear to be waning, and the Fed’s highly anticipated rate hikes with dovish guidance ultimately lowered the value of the US dollar at the close of a challenging year for fixed income and equity investors alike.

Emerging markets debt fell 5.15% in 2018, as measured in US dollar terms, (as represented by the 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index) (the “Global Diversified Index”), marking the lowest calendar-year return for the asset class since 2015. Declines occurred in both local currency and external debt. Coming off abnormally low volatility in 2017, this year may have felt like a roller coaster for emerging markets debt investors, but volatility was in line with historical averages for the asset class (as represented by the Global Diversified Index).

The decline in local currency debt was mainly driven by spot depreciation in emerging markets currencies, which ended the year down almost 10% versus the US dollar. Meanwhile, external debt posted only the third negative calendar year return for the JPMorgan EMBI Global Diversified Index in the past 20 years, primarily driven by credit spreads, which ended the year 130 basis points (bps) wider at 415 bps, their widest level since 2016.

Following a fairly subdued volatility backdrop in 2017, risk assets experienced numerous, significant re-pricings throughout 2018. On three occasions, the S&P 500® Index experienced a drawdown of greater than 10%, including the recent December drawdown of

4  Annual Report

16.6%. As a result, volatility opportunities were well bid, while credit-oriented paper was better for sale.

Lazard Emerging Markets Income Portfolio

For the year ended December 31, 2018, the Lazard Emerging Markets Income Portfolio’s Institutional Shares posted a total return of -5.79%, while Open Shares posted a total return of -5.97%, as compared with the -3.33% return for the JPMorgan Emerging Local Markets® Index Plus.

Turkey, Argentina, and Mexico detracted from Portfolio performance in 2018. Despite our active exposure management, sharp volatility in these countries caused underperformance. Greater-than-benchmark exposure and out-of-benchmark security selection in longer duration bonds in Russia, Indonesia, and South Africa hurt during the second and third quarter weakness. However, these countries recovered in the fourth quarter.

Conversely, the Portfolio’s performance benefited from idiosyncratic alpha from out-of-index frontier markets (e.g., Egypt, Uruguay, Morocco, Uganda, Ghana, and Nigeria) which contributed 130 bps in aggregate. Underweight exposure to Asian economies such as Taiwan, Malaysia, China, and South Korea also helped annual performance as these markets underperformed due to ongoing trade war rhetoric.

The Portfolio management team uses currency forwards both opportunistically, for direct currency exposure, and defensively, for hedging purposes. For the year, the use of derivatives detracted from the Portfolio’s performance.

Lazard Enhanced Opportunities Portfolio

For the year ended December 31, 2018, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of -1.43%, while Open Shares posted a total return of -1.68%, as compared with the 0.65% return for the ICE BofAML U.S. Convertible ex Mandatory® Index and -7.01% return for the HFRX Global Hedge Fund® Index.

Annual Report  5

Generally, convertible bond valuations improved markedly, both on a relative and absolute basis, whether measured by implied spread or yield/premium relationships. The repricing of equities also resulted in significant improvement in yields, carry, convexity, and risk-return sets broadly.

Pacing gains for the Portfolio were a richening in selected volatility-sensitive names, and idiosyncratic developments, including bond-for-bond exchanges. Detractors included measured directional biases, and to a lesser degree, a broad-based widening in credit spreads.

The Portfolio uses derivatives, including currency forwards and options, both opportunistically and defensively, for hedging purposes. For the year, the use of derivatives contributed to performance.

Lazard Explorer Total Return Portfolio

For the year ended December 31, 2018, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of -9.65%, while Open Shares posted a total return of -9.97%, as compared with the -5.15% blended return for the Global Diversified Index.

The Portfolio’s near fully-invested view served the Portfolio well in the second half of 2017, but led it to capture the downside of the emerging markets debt asset class in 2018. The main detractors from absolute performance were the Portfolio’s outright long position in local currencies and bottom-up positioning in external sovereign credit. While we reduced exposure to local debt early in the year, the Portfolio’s diversified long positions in emerging markets currencies detracted significantly from absolute performance amid sharp spot depreciation in emerging markets currencies. Within this allocation, long positions in the Brazilian real, Russian ruble, and South African rand were among the most notable detractors.

The other main detractor was the Portfolio’s more idiosyncratic exposure to US dollar-denominated sovereign credits, which was mainly focused on high-yield countries. On a bottom-up basis, long positions in Argentina, Venezuela, and Egypt were key detractors.

6  Annual Report

These losses were partially offset by long positions in Mozambique—which was beneficial due to positive developments in the country’s restructuring process—and Brazil. The Portfolio’s idiosyncratic local rates positions also contributed to absolute returns, particularly in Brazil and South Africa.

The Portfolio management team uses currency forwards, options, credit default swaps, and interest rate swaps both opportunistically, for direct currency exposure, and defensively, for hedging purposes. For the year, the use of derivatives detracted from the Portfolio’s performance.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2018, except as otherwise indicated; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

Annual Report  7

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Since
	Year	Inception	†
Institutional Shares**	–5.79%	–1.94%
Open Shares**	–5.97%	–2.20%
JPMorgan Emerging Local Markets Index Plus	–3.33%	–1.06%
†	The inception date for the Portfolio was April 30, 2014.

8  Annual Report

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, ICE BofAML U.S. Convertible ex Mandatory® Index and HFRX Global Hedge Fund® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Since
	Year	Inception	†
Institutional Shares**	–1.43%	1.46%
Open Shares**	–1.68%	1.20%
ICE BofAML U.S. Convertible ex Mandatory Index	0.65%	6.05%
HFRX Global Hedge Fund Index	–7.01%	–0.67%
†	The inception date for the Portfolio was December 31, 2014.

Annual Report  9

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	–9.65%	–0.44%	–0.33%
Open Shares**	–9.97%	–0.78%	–0.66%
JPMorgan EMBI Global Diversified Index	–4.26%	4.80%	4.86%
JPMorgan GBI-EM Global Diversified Index	–6.21%	–0.96%	–1.23%
Global Diversified Index	–5.15%	1.95%	1.84%
†	The inception date for the Portfolio was June 28, 2013.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles, if any, and may differ from amounts reported in the financial highlights. For Institutional Shares and Open Shares of Lazard Enhanced Opportunities Portfolio, a one-time voluntary reimbursement by the administrator increased the total return ratio by 0.49% for year ended December 31, 2017.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

10  Annual Report

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments.

The ICE BofAML U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The JPMorgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global. Risks associated with the securities comprising this index include fixed income and emerging markets. The JPMorgan GBI-EM Global Diversified Index is a uniquely weighted version of the GBI-EM Global. Risks include fixed income, emerging markets and derivatives. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in both indices are identical.

The Global Diversified Index is an unmanaged Index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  11

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2018 through December 31, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

12  Annual Report

			Expenses		Annualized
	Beginning	Ending	Paid During		Expense Ratio
	Account	Account	Period	*	During Period
	Value	Value	7/1/18 -		7/1/18 -
Portfolio	7/1/18	12/31/18	12/31/18		12/31/18

Emerging Markets Income
Institutional Shares
Actual	$1,000.00	$989.90	$4.51		0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58		0.90%
Open Shares
Actual	$1,000.00	$988.50	$5.26		1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35		1.05%

Enhanced Opportunities†
Institutional Shares
Actual	$1,000.00	$977.80	$12.76		2.56%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.30	$12.98		2.56%
Open Shares
Actual	$1,000.00	$976.40	$14.05		2.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.99	$14.29		2.82%

Explorer Total Return
Institutional Shares
Actual	$1,000.00	$971.90	$5.72		1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85		1.15%
Open Shares
Actual	$1,000.00	$969.80	$7.00		1.41%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.17		1.41%

*	Expenses are equal to the annualized expenses ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The expense ratios include broker expense and dividend expense on securities sold short.

Annual Report  13

The Lazard Funds, Inc. Portfolio Holdings Presented by Asset Class/Sector and Region December 31, 2018

	Lazard Enhanced
	Opportunities Portfolio
Asset Class/Sector	Long *	Short †

Equity
Communication Services	5.0%	–4.9%
Consumer Discretionary	5.3	–5.5
Consumer Staples	0.7	–0.9
Energy	5.0	–2.7
Financials	11.7	–4.3
Health Care	16.8	–21.6
Industrials	4.2	–3.6
Information Technology	25.3	–37.9
Materials	5.3	–3.7
Real Estate	1.2	–6.4
Utilities	1.9	–1.8
Exchange-Traded Funds	5.8	–6.7
Short-Term Investments	11.8	—
Total Investments	100.0%	–100.0%

*	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.

	Lazard	Lazard
	Emerging	Explorer
	Markets Income	Total Return
Asset Class/Region*	Portfolio	Portfolio

Fixed Income
Africa	11.5%	20.2%
Asia	3.4	22.6
Europe	9.4	16.2
North America	65.7	6.8
South America	1.8	33.6
Purchased Options	—	0.5
Short-Term Investments	8.2	0.1
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

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The Lazard Funds, Inc. Portfolios of Investments
December 31, 2018

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 30.9%

Brazil | 1.8%
Brazil NTN-F, 10.000%, 01/01/27	BRL	348	$93,863

Dominican Republic | 1.0%
Dominican Republic Bonds, 10.500%, 04/07/23 (#)	DOP	2,600	51,864

Egypt | 8.5%
Egypt Treasury Bills:
0.000%, 06/25/19	EGP	1,700	86,762
0.000%, 08/20/19	EGP	7,100	352,007
			438,769
Malaysia | 3.5%
Malaysia Government Bonds, 3.654%, 10/31/19	MYR	750	181,742

Mexico | 6.6%
Mexican Bonos:
6.500%, 06/10/21	MXN	5,970	290,309
5.750%, 03/05/26	MXN	1,180	50,776
			341,085
Russia | 6.1%
Russia Government Bonds - OFZ:
7.600%, 04/14/21	RUB	18,410	262,721
7.050%, 01/19/28	RUB	4,000	52,122
			314,843
South Africa | 3.4%
Republic of South Africa:
6.750%, 03/31/21	ZAR	730	50,172
10.500%, 12/21/26	ZAR	880	66,695
8.000%, 01/31/30	ZAR	940	59,088
			175,955
Total Foreign Government Obligations (Cost $1,745,021)			1,598,121

The accompanying notes are an integral part of these financial statements.

Annual Report  15

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Emerging Markets Income Portfolio (continued)

Supranational Bonds | 3.6%
European Investment Bank, 7.200%, 07/09/19 (#) (Cost $209,382)	IDR	2,700,000	$185,451

US Treasury Securities | 60.3%
US Treasury Notes:
1.125%, 01/15/19	USD	200	199,917
1.500%, 01/31/19	USD	200	199,867
2.750%, 02/15/19	USD	200	200,085
1.375%, 02/28/19	USD	200	199,675
1.500%, 02/28/19	USD	200	199,714
1.000%, 03/15/19	USD	250	249,299
1.250%, 03/31/19	USD	150	149,572
1.500%, 03/31/19	USD	250	249,435
0.875%, 04/15/19	USD	200	199,121
1.625%, 04/30/19	USD	150	149,578
3.125%, 05/15/19	USD	250	250,557
1.250%, 05/31/19	USD	300	298,465
0.875%, 06/15/19	USD	165	163,795
1.625%, 06/30/19	USD	200	199,094
1.625%, 07/31/19	USD	210	208,876

Total US Treasury Securities (Cost $3,117,260)			3,117,050

The accompanying notes are an integral part of these financial statements.

16  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Income Portfolio (continued)

Short-Term Investments | 8.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $438,410)	438,410	$438,410

Total Investments | 103.3% (Cost $5,510,073) (»)		$5,339,032

Liabilities in Excess of Cash and Other Assets | (3.3)%		(169,528)

Net Assets | 100.0%		$5,169,504

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	684,675	USD	17,000	BNP	01/25/19	$633	$—
ARS	1,065,220	USD	26,000	CIT	01/10/19	2,009	—
ARS	1,070,550	USD	27,000	CIT	01/10/19	1,149	—
ARS	2,364,000	USD	60,000	HSB	01/18/19	1,471	—
BRL	260,630	USD	67,000	CIT	01/11/19	199	—
BRL	316,022	USD	81,000	SCB	01/11/19	481	—
BRL	188,736	USD	48,000	SCB	01/18/19	647	—
CLP	14,852,420	USD	22,000	BNP	01/30/19	—	583
CLP	35,755,200	USD	52,000	BNP	02/15/19	—	433
CNY	2,493,973	USD	359,000	HSB	01/11/19	4,434	—
COP	146,634,750	USD	45,000	CIT	01/11/19	134	—
CZK	6,446,000	USD	283,701	HSB	02/07/19	3,578	—
DOP	1,261,383	USD	25,000	CIT	03/13/19	—	205
GHS	670,560	USD	132,000	SCB	01/22/19	3,897	—
HUF	62,670,000	USD	222,119	CIT	02/22/19	2,309	—
IDR	874,755,000	USD	63,000	CIT	01/07/19	—	2,258
IDR	796,000,000	USD	50,000	HSB	09/20/19	3,281	—
ILS	175,000	USD	47,306	CIT	01/10/19	—	480
ILS	199,000	USD	53,949	CIT	01/10/19	—	700
ILS	188,000	USD	50,699	CIT	01/11/19	—	390
INR	164,000	USD	2,278	HSB	01/09/19	79	—
INR	25,682,670	USD	351,000	HSB	01/09/19	18,046	—
KRW	395,292,500	USD	355,000	HSB	01/10/19	30	—
KZT	57,964,400	USD	150,167	HSB	06/19/19	—	4,235
KZT	19,252,500	USD	51,000	SCB	03/19/19	—	1,617
MXN	1,340,000	USD	64,810	HSB	01/11/19	3,308	—
PEN	154,606	USD	46,000	CIT	02/15/19	—	177
PHP	2,816,840	USD	52,000	HSB	01/25/19	1,627	—
PHP	4,587,945	USD	87,000	SCB	01/25/19	345	—
PLN	917,000	USD	243,034	BNP	02/07/19	2,162	—
RON	127,000	USD	30,940	CIT	01/28/19	308	—
RON	316,101	USD	78,917	CIT	03/15/19	—	1,211
RUB	3,566,750	USD	53,628	SCB	01/11/19	—	2,451
SGD	438,000	USD	320,615	HSB	01/10/19	801	—
THB	1,451,000	USD	43,966	CIT	01/18/19	603	—

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Lazard Emerging Markets Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

THB	681,000	USD	20,775	HSB	02/01/19	$148	$—
THB	6,027,000	USD	183,941	SCB	02/15/19	1,305	—
TRY	671,000	USD	123,035	CIT	01/25/19	2,152	—
USD	25,190	CAD	33,000	HSB	01/09/19	1,013	—
USD	21,000	IDR	320,250,000	CIT	01/07/19	—	1,238
USD	57,507	IDR	859,676,000	SCB	01/07/19	—	2,188
USD	49,892	ILS	188,000	BNP	01/10/19	—	413
USD	24,000	RON	90,433	CIT	03/15/19	1,769	—
USD	59,911	RON	225,668	CIT	03/15/19	4,437	—
USD	90,612	RUB	6,027,559	SCB	01/11/19	4,126	—
USD	51,092	TRY	282,000	SCB	01/25/19	—	1,520
USD	51,000	UYU	1,658,010	HSB	01/16/19	—	19
USD	133,278	ZAR	1,915,000	SCB	01/14/19	343	—
UYU	1,652,500	USD	50,000	CIT	01/16/19	850	—
UYU	1,685,268	USD	52,000	HSB	02/08/19	—	352
ZAR	693,000	USD	50,027	CIT	02/08/19	—	2,068
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$67,674	$22,538

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 0.5%

Canada | 0.1%
Element Fleet Management Corp. (±)	4,418	$22,362

United States | 0.4%
Illumina, Inc. (*), (±)	179	53,688
Ligand Pharmaceuticals, Inc. (*), (±)	12	1,628
		55,316
Total Common Stocks (Cost $78,544)		77,678

Exchange-Traded Funds | 7.5%
iShares MSCI Emerging Markets ETF (±)	6,043	236,039
iShares Russell 2000 ETF (±)	6,902	924,178
SPDR EURO STOXX 50 ETF (±)	1,593	52,999

Total Exchange-Traded Funds (Cost $1,239,834)		1,213,216

Description	Security Currency	Principal Amount (000)	Fair Value

Convertible Corporate Bonds | 106.7%

Argentina | 1.2%
MercadoLibre, Inc., 2.000%, 08/15/28 (±)	USD	215	$193,500

Bermuda | 1.3%
Golar LNG, Ltd., 2.750%, 02/15/22 (±)	USD	143	131,620
Teekay Corp., 5.000%, 01/15/23 (±)	USD	110	72,853
			204,473

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Canada | 5.7%
Canopy Growth Corp., 4.250%, 07/15/23 (#), (±)	CAD	292	$239,020
Element Fleet Management Corp., 5.125%, 06/30/19 (±)	CAD	241	175,749
First Majestic Silver Corp., 1.875%, 03/01/23 (#), (±)	USD	148	133,022
SSR Mining, Inc., 2.875%, 02/01/33 (±)	USD	190	189,050
Tilray, Inc., 5.000%, 10/01/23 (±)	USD	274	194,211
			931,052
China | 4.2%
Ctrip.com International, Ltd., 1.000%, 07/01/20 (±)	USD	69	63,904
GDS Holdings, Ltd., 2.000%, 06/01/25 (#), (±)	USD	140	100,590
Huazhu Group, Ltd., 0.375%, 11/01/22 (±)	USD	215	210,028
iQIYI, Inc., 3.750%, 12/01/23 (#), (±)	USD	266	253,926
Momo, Inc., 1.250%, 07/01/25 (#), (±)	USD	69	53,475
			681,923
Japan | 3.0%
Kyushu Electric Power Co., Inc., 0.000%, 03/31/20 (±)	JPY	10,000	94,112
Mirait Holdings Corp., 0.000%, 12/30/21 (±)	JPY	10,000	112,879
Mitsubishi Chemical Holdings Corp., 0.000%, 03/30/22 (±)	JPY	10,000	91,431
Nipro Corp., 0.000%, 01/29/21 (±)	JPY	10,000	100,707
The Chugoku Electric Power Co., Inc., 0.000%, 01/24/20 (±)	JPY	10,000	95,036
			494,165

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Mexico | 2.8%
Cemex SAB de CV, 3.720%, 03/15/20 (±)	USD	470	$457,806

Monaco | 0.4%
Endeavour Mining Corp., 3.000%, 02/15/23 (#), (±)	USD	62	60,022

Netherlands | 1.8%
Fugro NV:
4.000%, 10/26/21 (±)	EUR	200	189,278
4.500%, 11/02/24 (±)	EUR	100	97,389
			286,667
Thailand | 0.7%
Sea, Ltd., 2.250%, 07/01/23 (#), (±)	USD	138	119,649

United States | 85.6%
Advanced Micro Devices, Inc., 2.125%, 09/01/26 (±)	USD	141	342,454
Akamai Technologies, Inc., 0.125%, 05/01/25 (±)	USD	100	91,705
Alder Biopharmaceuticals, Inc., 2.500%, 02/01/25 (±)	USD	184	146,774
Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20 (±)	USD	166	159,796
Alteryx, Inc., 0.500%, 06/01/23 (±)	USD	139	206,767
Amicus Therapeutics, Inc., 3.000%, 12/15/23 (#), (±)	USD	191	333,056
Atlas Air Worldwide Holdings, Inc., 1.875%, 06/01/24 (±)	USD	175	166,822
Atlassian, Inc., 0.625%, 05/01/23 (±)	USD	180	228,196
Avaya Holdings Corp., 2.250%, 06/15/23 (±)	USD	129	110,056

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Benefitfocus, Inc., 1.250%, 12/15/23 (±)	USD	88	$93,471
Boingo Wireless, Inc., 1.000%, 10/01/23 (±)	USD	137	115,820
CalAmp Corp.:
1.625%, 05/15/20 (±)	USD	88	83,714
2.000%, 08/01/25 (#), (±)	USD	104	79,950
Carbonite, Inc., 2.500%, 04/01/22 (±)	USD	146	173,927
Chegg, Inc., 0.250%, 05/15/23 (#), (±)	USD	176	212,759
Cleveland-Cliffs, Inc., 1.500%, 01/15/25 (±)	USD	175	194,634
Colony Capital, Inc., 3.875%, 01/15/21 (±)	USD	163	150,788
Cowen, Inc., 3.000%, 12/15/22 (±)	USD	121	121,900
Cree, Inc., 0.875%, 09/01/23 (±)	USD	97	93,854
DexCom, Inc., 0.750%, 12/01/23 (±)	USD	208	210,091
Electronics For Imaging, Inc., 2.250%, 11/15/23 (±)	USD	101	97,945
Encore Capital Group, Inc.:
2.875%, 03/15/21 (±)	USD	220	182,632
3.250%, 03/15/22 (±)	USD	308	251,761
Evolent Health, Inc.:
2.000%, 12/01/21 (±)	USD	123	136,392
1.500%, 10/15/25 (±)	USD	87	79,952
EZCORP, Inc.:
2.125%, 06/15/19 (±)	USD	381	370,895
2.375%, 05/01/25 (±)	USD	137	103,881
Five9, Inc., 0.125%, 05/01/23 (±)	USD	138	168,166
Forestar Group, Inc., 3.750%, 03/01/20 (±)	USD	112	108,679

The accompanying notes are an integral part of these financial statements.

Annual Report   23

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

FTI Consulting, Inc., 2.000%, 08/15/23 (±)	USD	104	$99,125
Green Plains, Inc.:
3.250%, 10/01/19 (±)	USD	269	267,601
4.125%, 09/01/22 (±)	USD	152	133,950
HC2 Holdings, Inc., 7.500%, 06/01/22 (±)	USD	27	22,890
Herbalife Nutrition, Ltd., 2.625%, 03/15/24 (±)	USD	139	155,913
Hope Bancorp, Inc., 2.000%, 05/15/38 (#), (±)	USD	140	117,417
IH Merger Sub LLC, 3.000%, 07/01/19 (±)	USD	476	529,599
Infinera Corp., 2.125%, 09/01/24 (±)	USD	134	96,989
Innoviva, Inc., 2.125%, 01/15/23 (±)	USD	172	185,867
Inphi Corp., 0.750%, 09/01/21 (±)	USD	229	211,697
Insulet Corp., 1.375%, 11/15/24 (±)	USD	68	72,217
Ionis Pharmaceuticals, Inc., 1.000%, 11/15/21 (±)	USD	180	192,619
Karyopharm Therapeutics, Inc., 3.000%, 10/15/25 (±)	USD	138	120,640
KBR, Inc., 2.500%, 11/01/23 (±)	USD	152	135,135
Knowles Corp., 3.250%, 11/01/21 (±)	USD	153	157,661
Liberty Interactive LLC:
4.000%, 11/15/29 (±)	USD	266	179,498
3.750%, 02/15/30 (±)	USD	185	121,853
Liberty Media Corp., 2.250%, 12/01/48 (±)	USD	207	204,301
Ligand Pharmaceuticals, Inc., 0.750%, 05/15/23 (±)	USD	105	92,978

The accompanying notes are an integral part of these financial statements.

24   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Microchip Technology, Inc., 1.625%, 02/15/27 (±)	USD	274	$267,641
MINDBODY, Inc., 0.375%, 06/01/23 (±)	USD	146	143,868
MongoDB, Inc., 0.750%, 06/15/24 (#), (±)	USD	138	189,944
Navistar International Corp., 4.750%, 04/15/19 (±)	USD	100	99,749
Neurocrine Biosciences, Inc., 2.250%, 05/15/24 (±)	USD	219	261,427
NII Holdings, Inc., 4.250%, 08/15/23 (±)	USD	219	220,369
NRG Energy, Inc., 2.750%, 06/01/48 (±)	USD	201	216,453
Nutanix, Inc., 0.000%, 01/15/23 (±)	USD	74	80,849
Okta, Inc., 0.250%, 02/15/23 (±)	USD	183	266,625
ON Semiconductor Corp., 1.625%, 10/15/23 (±)	USD	184	197,469
OSI Systems, Inc., 1.250%, 09/01/22 (±)	USD	143	132,552
Pacira Pharmaceuticals, Inc., 2.375%, 04/01/22 (±)	USD	153	151,757
Palo Alto Networks, Inc., 0.750%, 07/01/23 (±)	USD	266	263,071
Patrick Industries, Inc., 1.000%, 02/01/23 (±)	USD	141	106,178
PDL BioPharma, Inc., 2.750%, 12/01/21 (±)	USD	174	176,207
Perficient, Inc., 2.375%, 09/15/23 (#), (±)	USD	138	122,638
PRA Group, Inc.:
3.000%, 08/01/20 (±)	USD	178	163,135
3.500%, 06/01/23 (±)	USD	189	159,223
PROS Holdings, Inc., 2.000%, 06/01/47 (±)	USD	188	174,444

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Radius Health, Inc., 3.000%, 09/01/24 (±)	USD	171	$131,456
Rapid7, Inc., 1.250%, 08/01/23 (±)	USD	175	177,263
Redwood Trust, Inc., 4.750%, 08/15/23 (±)	USD	80	73,297
Retrophin, Inc., 2.500%, 09/15/25 (±)	USD	139	124,548
RWT Holdings, Inc., 5.625%, 11/15/19 (±)	USD	198	198,867
SEACOR Holdings, Inc., 3.000%, 11/15/28 (±)	USD	180	166,145
Servicenow, Inc., 0.000%, 06/01/22 (±)	USD	88	122,829
Splunk, Inc., 0.500%, 09/15/23 (#), (±)	USD	131	130,130
Square, Inc., 0.500%, 05/15/23 (±)	USD	194	201,877
Synaptics, Inc., 0.500%, 06/15/22 (±)	USD	73	63,970
Team, Inc., 5.000%, 08/01/23 (±)	USD	142	141,156
TerraVia Holdings, Inc., 5.000%, 10/01/19 («)	USD	216	4,320
The Medicines Co.:
2.500%, 01/15/22 (±)	USD	124	106,385
3.500%, 01/15/24 (±)	USD	124	122,480
Twilio, Inc., 0.250%, 06/01/23 (±)	USD	145	206,992
Vishay Intertechnology, Inc., 2.250%, 06/15/25 (±)	USD	194	171,611
Wayfair, Inc., 1.125%, 11/01/24 (±)	USD	131	133,049

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Western Digital Corp., 1.500%, 02/01/24 (±)	USD	145	$117,508
Wright Medical Group, Inc., 1.625%, 06/15/23 (±)	USD	162	164,971
Zillow Group, Inc., 2.000%, 12/01/21 (±)	USD	87	84,540
			13,951,780
Total Convertible Corporate Bonds
(Cost $18,606,982)			17,381,037

Description	Counterparty	Number of Contracts	Exercise Price	Notional Amount	Fair Value

Purchased Options | 0.0%

Call
Alder Biopharmaceuticals, Inc. 15, Expires 04/18/19	RBS	1	$15.00	$100	$30
Alder Biopharmaceuticals, Inc. 15, Expires 07/19/19	RBS	13	15.00	1,300	650
Allegheny Technologies, Inc. 27.5, Expires 04/18/19	RBS	17	27.50	1,700	799
Amicus Therapeutics, Inc. 13, Expires 04/18/19	RBS	9	13.00	900	225
Atlas Air Worldwide Holdings, Inc. 55, Expires 05/17/19	RBS	9	55.00	900	1,080
Cemex SAB de CV 16, Expires 01/18/19	RBS	53	16.00	5,300	53
Cleveland-Cliffs, Inc. 10, Expires 04/18/19	RBS	26	10.00	2,600	832

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Counterparty	Number of Contracts	Exercise Price	Notional Amount	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Ctrip.com International, Ltd. 35, Expires 06/21/19	RBS	9	$35.00	$900	$720
Evolent Health, Inc. 25, Expires 01/18/19	RBS	4	25.00	400	120
First Majestic Silver Corp. 7, Expires 04/18/19	RBS	35	7.00	3,500	1,400
HubSpot, Inc. 140, Expires 01/18/19	RBS	1	140.00	100	115
iShares MSCI Japan ETF 55, Expires 06/21/19	RBS	63	55.00	6,300	6,174
NII Holdings, Inc. 7.5, Expires 03/15/19	RBS	4	7.50	400	188
NRG Energy, Inc. 45, Expires 01/18/19	RBS	9	45.00	900	45
Rapid7, Inc. 35, Expires 01/18/19	RBS	2	35.00	200	60
Sea, Ltd. 15, Expires 01/18/19	RBS	18	15.00	1,800	90
Square, Inc. 70, Expires 01/18/19	RBS	2	70.00	200	34

Put
iShares 7-10 Year Treasury Bond ETF 103, Expires 03/15/19	RBS	22	103.00	2,200	1,254
iShares Russell 2000 ETF 128, Expires 02/15/19	RBS	43	128.00	4,300	11,696

Total Purchased Options (Cost $36,133)					25,565

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Short-Term Investments | 15.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $2,500,469)	2,500,469	$2,500,469

Total Investments excluding Securities Sold Short | 130.1% (Cost $22,461,962)		21,197,965

Securities Sold Short | (39.9)%

Common Stocks | (37.2)%

Argentina | (0.5)%
MercadoLibre, Inc.	(293)	(85,805)

Bermuda | (0.2)%
Golar LNG, Ltd.	(1,118)	(24,328)
Teekay Corp.	(4,547)	(15,187)
		(39,515)
Canada | (1.4)%
Canopy Growth Corp.	(4,017)	(107,722)
First Majestic Silver Corp.	(9,890)	(58,252)
Tilray, Inc.	(764)	(53,893)
		(219,867)
China | (1.1)%
GDS Holdings, Ltd. ADR	(1,953)	(45,095)
Huazhu Group, Ltd. ADR	(1,990)	(56,974)
iQIYI, Inc. ADR	(4,267)	(63,450)
Momo, Inc. Sponsored ADR	(592)	(14,060)
		(179,579)
Japan | (1.2)%
Kyushu Electric Power Co., Inc.	(2,700)	(32,105)
Mirait Holdings Corp.	(4,900)	(71,691)
Mitsubishi Chemical Holdings Corp.	(2,200)	(16,551)

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Nipro Corp.	(3,000)	$(36,629)
The Chugoku Electric Power Co., Inc.	(3,100)	(40,194)
		(197,170)
Mexico | (0.1)%
Cemex SAB de CV Sponsored ADR	(2,270)	(10,941)

Monaco | (0.1)%
Endeavour Mining Corp.	(1,473)	(24,146)

Netherlands | (0.4)%
Fugro NV	(8,052)	(69,138)

Thailand | (0.3)%
Sea, Ltd. ADR	(4,655)	(52,695)

United Kingdom | (1.0)%
Atlassian Corp. PLC, Class A	(1,779)	(158,295)

United States | (30.9)%
Advanced Micro Devices, Inc.	(16,383)	(302,430)
Akamai Technologies, Inc.	(421)	(25,715)
Alder Biopharmaceuticals, Inc.	(5,636)	(57,769)
Allscripts Healthcare Solutions, Inc.	(1,253)	(12,079)
Alteryx, Inc., Class A	(2,352)	(139,874)
Amicus Therapeutics, Inc.	(26,792)	(256,667)
Atlas Air Worldwide Holdings, Inc.	(788)	(33,246)
Avaya Holdings Corp.	(2,122)	(30,896)
Benefitfocus, Inc.	(1,095)	(50,063)
Boingo Wireless, Inc.	(1,789)	(36,800)
CalAmp Corp.	(1,368)	(17,798)
Carbonite, Inc.	(3,616)	(91,340)
Chegg, Inc.	(4,974)	(141,361)
Cleveland-Cliffs, Inc.	(16,907)	(130,015)
Cowen, Inc.	(4,392)	(58,589)
Cree, Inc.	(1,030)	(44,058)
DexCom, Inc.	(814)	(97,517)

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Electronics For Imaging, Inc.	(1,687)	$(41,838)
Encore Capital Group, Inc.	(3,720)	(87,420)
Evolent Health, Inc., Class A	(3,685)	(73,516)
EZCORP, Inc. Class A	(5,679)	(43,899)
Five9, Inc.	(2,345)	(102,523)
Green Plains, Inc.	(4,962)	(65,052)
HC2 Holdings, Inc.	(2,752)	(7,265)
Herbalife Nutrition, Ltd.	(985)	(58,066)
Hope Bancorp, Inc.	(840)	(9,962)
Infinera Corp.	(7,998)	(31,912)
Innoviva, Inc.	(4,924)	(85,924)
Inphi Corp.	(584)	(18,776)
Insulet Corp.	(478)	(37,915)
Invitation Homes, Inc. REIT	(20,892)	(419,511)
Ionis Pharmaceuticals, Inc.	(823)	(44,491)
Karyopharm Therapeutics, Inc.	(5,240)	(49,099)
KBR, Inc.	(2,974)	(45,145)
Knowles Corp.	(4,547)	(60,521)
Live Nation Entertainment, Inc.	(469)	(23,098)
Microchip Technology, Inc.	(2,529)	(181,886)
MINDBODY, Inc., Class A	(983)	(35,781)
MongoDB, Inc.	(1,591)	(133,230)
Neurocrine Biosciences, Inc.	(1,949)	(139,178)
NII Holdings, Inc.	(24,603)	(108,499)
NRG Energy, Inc.	(1,082)	(42,847)
Nutanix, Inc., Class A	(1,065)	(44,293)
Okta, Inc.	(3,118)	(198,928)
ON Semiconductor Corp.	(2,629)	(43,405)
OSI Systems, Inc.	(432)	(31,666)
Pacira Pharmaceuticals, Inc.	(1,258)	(54,119)
Palo Alto Networks, Inc.	(403)	(75,905)
Patrick Industries, Inc.	(507)	(15,012)
PDL BioPharma, Inc.	(28,417)	(82,409)
Perficient, Inc.	(1,867)	(41,559)
PRA Group, Inc.	(2,455)	(59,828)
PROS Holdings, Inc.	(1,066)	(33,472)

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Radius Health, Inc.	(2,145)	$(35,371)
Rapid7, Inc.	(2,447)	(76,249)
Redwood Trust, Inc. REIT	(1,308)	(19,712)
Retrophin, Inc.	(1,834)	(41,504)
SEACOR Holdings, Inc.	(83)	(3,071)
ServiceNow, Inc.	(507)	(90,271)
Splunk, Inc.	(403)	(42,255)
Square, Inc. Class A	(1,611)	(90,361)
Synaptics, Inc.	(417)	(15,517)
Team, Inc.	(4,129)	(60,490)
The Medicines Co.	(4,953)	(94,800)
Twilio, Inc., Class A	(1,693)	(151,185)
Vishay Intertechnology, Inc.	(1,182)	(21,288)
Wayfair, Inc., Class A	(829)	(74,676)
Wright Medical Group NV	(1,484)	(40,395)
Zillow Group, Inc. Class C	(742)	(23,433)
		(5,034,745)
Total Common Stocks (Proceeds $6,765,249)		(6,071,896)

Exchange-Traded Funds | (2.7)%
iShares 7-10 Year Treasury Bond ETF (Proceeds $425,287)	(4,203)	(437,953)

Total Securities Sold Short (Proceeds $7,190,536)		(6,509,849)

Total Investments | 90.2% (Cost and short proceeds $15,271,426) (»)		$14,688,116

Cash and Other Assets in Excess of Liabilities | 9.8%		1,600,437

Net Assets | 100.0%		$16,288,553

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Lazard Enhanced Opportunities Portfolio (concluded)

Forward Currency Contracts open at December 31, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	84,398	CAD	115,000	SSB	03/19/19	$12	$—
USD	233,530	CAD	312,000	SSB	03/19/19	4,586	—
USD	258,541	EUR	227,000	SSB	03/19/19	—	3,199
USD	249,512	JPY	28,057,000	SSB	03/19/19	—	7,940
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$4,598	$11,139

Written Options open at December 31, 2018:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Premiums	Fair Value

Put
Evolent Health, Inc. 22.5	RBS	2	$ 22.50	01/18/19	$ 200	$295	$(540)
HubSpot, Inc. 125	RBS	1	125.00	01/18/19	100	460	(470)
iShares Russell 2000 ETF 120	RBS	43	120.00	02/15/19	4,300	7,974	(5,160)
NII Holdings, Inc. 5	RBS	4	5.00	03/15/19	400	435	(560)
NRG Energy, Inc. 40	RBS	9	40.00	01/18/19	900	436	(1,395)
Rapid7, Inc. 25	RBS	2	25.00	02/15/19	200	179	(130)
Sea, Ltd. 12.5	RBS	9	12.50	02/15/19	900	960	(1,395)
Square, Inc. 60	RBS	2	60.00	01/18/19	200	531	(1,100)
Zillow Group, Inc. 35	RBS	1	35.00	01/18/19	100	157	(403)
Total Written Options		73				$11,427	$(11,153)

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 19.7%

Argentina | 1.3%
Generacion Mediterranea SA, 9.625%, 07/27/23	USD	825	$697,125
Genneia SA, 8.750%, 01/20/22 (#)	USD	330	297,412
Rio Energy SA, 6.875%, 02/01/25 (#)	USD	575	419,713
			1,414,250
Bangladesh | 0.6%
Banglalink Digital Communications, Ltd., 8.625%, 05/06/19	USD	650	649,187

Belarus | 0.4%
Eurotorg LLC Via Bonitron DAC, 8.750%, 10/30/22 (#)	USD	450	450,396

Brazil | 2.4%
Cemig Geracao e Transmissao SA, 9.250%, 12/05/24 (#)	USD	775	822,469
Itau Unibanco Holding SA, 6.125%, 12/12/22 (#), (§), (¶)	USD	475	444,125
Light Servicos de Eletricidade SA/Light Energia SA:
7.250%, 05/03/23	USD	425	406,406
7.250%, 05/03/23 (#)	USD	400	382,500
Petrobras Global Finance BV, 8.750%, 05/23/26	USD	175	196,262
Terraform Global Operating LLC, 6.125%, 03/01/26 (#)	USD	400	372,000
			2,623,762
Chile | 1.1%
AES Gener SA, 8.375%, 12/18/73 (§)	USD	600	598,500

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Guanay Finance, Ltd., 6.000%, 12/15/20	USD	240	$239,837
VTR Finance BV, 6.875%, 01/15/24	USD	359	358,551
			1,196,888
China | 0.0%
G3 Exploration, Ltd.:
10.000%, 11/20/18 (#), («)	USD	400	0
0.000%, 12/31/99 («)	USD	60	0
			0
Colombia | 1.1%
AI Candelaria Spain SLU, 7.500%, 12/15/28 (#)	USD	500	481,935
Gran Tierra Energy International Holdings, Ltd., 6.250%, 02/15/25 (#)	USD	725	674,975
			1,156,910
Georgia | 0.3%
BGEO Group JSC, 6.000%, 07/26/23	USD	350	339,063

Guatemala | 1.1%
Comcel Trust, 6.875%, 02/06/24	USD	1,185	1,210,181

India | 0.7%
Greenko Dutch BV, 5.250%, 07/24/24	USD	400	358,500
Vedanta Resources PLC, 6.375%, 07/30/22	USD	400	357,500
			716,000
Indonesia | 0.6%
Star Energy Geothermal Wayang Windu, Ltd., 6.750%, 04/24/33 (#)	USD	737	673,740

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Israel | 0.5%
Altice Financing SA, 7.500%, 05/15/26	USD	615	$559,650

Nigeria | 1.3%
IHS Netherlands Holdco BV:
9.500%, 10/27/21	USD	425	427,365
9.500%, 10/27/21 (#)	USD	725	729,034
Zenith Bank PLC, 6.250%, 04/22/19	USD	250	250,000
			1,406,399
Oman | 0.4%
Oztel Holdings SPC, Ltd., 6.625%, 04/24/28 (#)	USD	450	412,313

Panama | 0.2%
C&W Senior Financing DAC, 7.500%, 10/15/26 (#)	USD	200	192,250

Peru | 1.1%
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 06/01/28 (#)	USD	900	906,075
Inkia Energy, Ltd., 5.875%, 11/09/27 (#)	USD	250	231,250
			1,137,325
Russia | 1.3%
Sberbank of Russia, 4.150%, 03/06/19	USD	1,450	1,442,677

Saudi Arabia | 0.8%
Acwa Power Management And Investments One, Ltd., 5.950%, 12/15/39 (#)	USD	875	817,250

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Singapore | 0.6%
Puma International Financing SA:
5.125%, 10/06/24	USD	400	$319,500
5.125%, 10/06/24 (#)	USD	350	279,562
			599,062
South Africa | 0.8%
Liquid Telecommunications Financing PLC, 8.500%, 07/13/22 (#)	USD	850	854,477

South Korea | 0.6%
Heungkuk Life Insurance Co., Ltd., 4.475%, 11/09/47 (§)	USD	200	176,250
SK E&S Co., Ltd., 4.875%, 11/26/19 (§), (¶)	USD	510	499,800
			676,050
Tanzania | 0.6%
HTA Group, Ltd., 9.125%, 03/08/22	USD	625	634,375

Thailand | 0.2%
PTT Exploration & Production Public Co. Ltd., 4.875%, 12/31/99 (§), (¶)	USD	213	211,669

Turkey | 0.9%
Petkim Petrokimya Holding AS, 5.875%, 01/26/23 (#)	USD	350	317,625
Turkiye Halk Bankasi, 4.750%, 06/04/19	USD	240	234,300
Turkiye Is Bankasi AS, 5.000%, 04/30/20	USD	455	441,350
			993,275

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Zambia | 0.8%
First Quantum Minerals, Ltd.:
7.000%, 02/15/21 (#)	USD	260	$249,600
7.500%, 04/01/25 (#)	USD	675	556,875
			806,475
Total Corporate Bonds (Cost $22,737,506)			21,173,624

Foreign Government Obligations | 75.0%

Angola | 2.9%
Republic of Angola:
9.500%, 11/12/25	USD	1,760	1,850,200
8.250%, 05/09/28	USD	210	197,925
8.250%, 05/09/28 (#)	USD	540	508,950
9.375%, 05/08/48 (#)	USD	540	506,250
			3,063,325
Argentina | 4.3%
Republic of Argentina:
4.625%, 01/11/23	USD	975	769,031
7.500%, 04/22/26	USD	600	480,750
6.875%, 01/26/27	USD	1,570	1,193,200
5.875%, 01/11/28	USD	1,827	1,308,589
6.625%, 07/06/28	USD	120	88,800
7.625%, 04/22/46	USD	430	310,675
7.125%, 06/28/2117	USD	615	439,725
			4,590,770
Bahrain | 2.7%
Kingdom of Bahrain, 6.125%, 07/05/22	USD	2,890	2,944,187

Brazil | 10.0%
Brazil Letras do Tesouro Nacional:
0.000%, 04/01/19	BRL	11,730	2,980,136
0.000%, 01/01/22	BRL	8,550	1,745,555

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Brazil NTN-B:
6.000%, 05/15/23	BRL	1,610	$1,401,397
6.000%, 08/15/50	BRL	710	669,999
Federal Republic of Brazil:
6.000%, 04/07/26	USD	955	1,015,881
4.625%, 01/13/28	USD	1,595	1,534,159
5.000%, 01/27/45	USD	495	432,383
5.625%, 02/21/47	USD	1,065	1,004,827
			10,784,337
Colombia | 2.7%
Republic of Colombia:
3.875%, 04/25/27	USD	1,670	1,593,598
5.000%, 06/15/45	USD	1,355	1,285,556
			2,879,154
Congo | 1.9%
Republic of Congo, 6.000%, 06/30/29 (Ø)	USD	2,657	2,059,438

Costa Rica | 1.7%
Republic of Costa Rica:
4.250%, 01/26/23	USD	220	192,995
5.520%, 08/23/23	USD	770	650,596
4.375%, 04/30/25	USD	285	240,710
7.000%, 04/04/44	USD	315	266,726
7.158%, 03/12/45	USD	530	454,077
			1,805,104
Dominican Republic | 3.7%
Dominican Republic:
7.450%, 04/30/44	USD	1,905	1,972,628
6.850%, 01/27/45	USD	885	868,406
6.500%, 02/15/48 (#)	USD	1,170	1,102,725
			3,943,759
Ecuador | 2.1%
Republic of Ecuador:
10.500%, 03/24/20	USD	770	774,812
10.750%, 03/28/22	USD	1,105	1,111,906

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

9.650%, 12/13/26	USD	210	$190,838
7.875%, 01/23/28	USD	210	170,363
			2,247,919
Egypt | 2.6%
Arab Republic of Egypt:
6.588%, 02/21/28	USD	475	423,344
6.588%, 02/21/28 (#)	USD	500	445,625
8.500%, 01/31/47	USD	1,105	995,881
8.500%, 01/31/47 (#)	USD	745	671,431
7.903%, 02/21/48 (#)	USD	310	266,600
			2,802,881
Ghana | 1.5%
Republic of Ghana:
7.625%, 05/16/29 (#)	USD	1,495	1,336,156
8.627%, 06/16/49 (#)	USD	275	238,563
			1,574,719
Hungary | 2.5%
Hungary:
5.375%, 02/21/23	USD	1,330	1,407,971
5.750%, 11/22/23	USD	1,180	1,274,769
			2,682,740
Indonesia | 3.5%
Republic of Indonesia:
2.950%, 01/11/23	USD	370	352,772
5.375%, 10/17/23	USD	220	229,385
5.875%, 01/15/24	USD	180	191,025
4.125%, 01/15/25	USD	1,325	1,300,156
4.750%, 01/08/26	USD	305	308,657
3.850%, 07/18/27	USD	940	891,825
4.100%, 04/24/28	USD	545	527,969
			3,801,789
Kenya | 0.8%
Republic of Kenya, 8.250%, 02/28/48 (#)	USD	1,075	913,750

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Mozambique | 2.9%
Mozambique International Bonds, 10.500%, 01/18/23	USD	3,278	$3,064,930

Nigeria | 2.5%
Nigeria Treasury Bills:
0.000%, 01/03/19	NGN	60,680	158,045
0.000%, 01/17/19	NGN	144,830	394,656
0.000%, 01/31/19	NGN	98,000	265,589
Republic of Nigeria:
6.500%, 11/28/27	USD	425	375,594
7.625%, 11/28/47	USD	320	269,200
7.625%, 11/28/47 (#)	USD	1,395	1,173,544
			2,636,628
Oman | 1.7%
Oman Government International Bonds:
4.750%, 06/15/26	USD	760	655,500
5.375%, 03/08/27	USD	820	715,450
5.625%, 01/17/28	USD	460	404,225
			1,775,175
Pakistan | 1.1%
Islamic Republic of Pakistan, 6.875%, 12/05/27	USD	1,355	1,221,194

Paraguay | 2.0%
Republic of Paraguay:
4.700%, 03/27/27	USD	1,190	1,173,637
6.100%, 08/11/44	USD	485	501,975
5.600%, 03/13/48	USD	480	471,000
			2,146,612
Qatar | 2.6%
State of Qatar, 5.103%, 04/23/48	USD	2,625	2,752,969

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Saudi Arabia | 3.4%
Saudi Government International Bonds:
4.000%, 04/17/25	USD	3,115	$3,086,965
3.250%, 10/26/26	USD	230	214,935
3.625%, 03/04/28	USD	335	316,994
			3,618,894
Senegal | 0.6%
Republic of Senegal, 6.750%, 03/13/48	USD	755	623,819

South Africa | 3.1%
Republic of South Africa:
7.750%, 02/28/23	ZAR	7,490	513,802
10.500%, 12/21/26	ZAR	26,310	1,994,025
8.250%, 03/31/32	ZAR	13,580	847,912
			3,355,739
Sri Lanka | 1.6%
Republic of Sri Lanka:
6.750%, 04/18/28	USD	60	54,225
6.750%, 04/18/28 (#)	USD	1,865	1,685,494
			1,739,719
Turkey | 6.0%
Republic of Turkey:
7.250%, 12/23/23	USD	1,235	1,265,875
5.750%, 03/22/24	USD	1,015	980,744
4.875%, 10/09/26	USD	580	513,300
6.000%, 03/25/27	USD	1,005	943,444
5.125%, 02/17/28	USD	390	341,250
6.125%, 10/24/28	USD	780	726,375
6.875%, 03/17/36	USD	1,025	959,656
6.000%, 01/14/41	USD	200	169,000
5.750%, 05/11/47	USD	690	559,762
			6,459,406

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Ukraine | 0.9%
Ukraine Government Bonds:
7.750%, 09/01/20	USD	270	$260,887
7.750%, 09/01/23	USD	330	296,587
7.750%, 09/01/24	USD	195	171,113
7.375%, 09/25/32	USD	345	274,275
			1,002,862
Uruguay | 1.5%
Republica Orient Uruguay:
5.100%, 06/18/50	USD	625	615,469
4.975%, 04/20/55	USD	500	477,375
Uruguay Treasury Bills:
0.000%, 02/08/19	UYU	3,400	104,079
0.000%, 03/08/19	UYU	15,180	460,509
			1,657,432
Venezuela | 2.2%
Republic of Venezuela:
12.750%, 08/23/22 («)	USD	613	145,223
9.000%, 05/07/23 («)	USD	746	167,430
8.250%, 10/13/24 («)	USD	1,976	453,344
7.650%, 04/21/25 («)	USD	1,442	324,450
11.750%, 10/21/26 («)	USD	802	193,999
9.250%, 09/15/27 («)	USD	815	186,981
9.250%, 05/07/28 («)	USD	619	140,049
11.950%, 08/05/31 («)	USD	903	207,171
9.375%, 01/13/34 («)	USD	909	254,520
7.000%, 03/31/38 («)	USD	1,108	248,677
			2,321,844

Total Foreign Government Obligations (Cost $84,108,792)			80,471,095

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Quasi Government Bonds | 0.2%

Venezuela | 0.2%
Petroleos de Venezuela SA:
6.000%, 05/16/24 («)	USD	350	$51,625
6.000%, 11/15/26 («)	USD	325	47,818
5.375%, 04/12/27 («)	USD	315	46,462
5.500%, 04/12/37 («)	USD	470	69,152

Total Quasi Government Bonds (Cost $548,460)			215,057

Description	Shares	Fair Value

Short-Term Investments | 0.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $146,699)	146,699	$146,699

Description	Counterparty	Number of Contracts	Exercise Price	Notional Amount (000)	Fair Value

Purchased Options | 0.5%

Call
USD vs BRL Jan 19 4.32, Expires 01/02/19	GSC	8,800	$4.32	$880	$0
USD vs BRL Jan 19 4.32, Expires 01/02/19	JPMS	11,650	4.32	1,165	0
USD vs CLP Jan 19 689.5, Expires 01/02/19	GSC	16,000	689.50	1,600	12,339
USD vs CLP Jan 19 689.5, Expires 01/02/19	JPMS	16,300	689.50	1,630	12,571

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Counterparty	Number of Contracts	Exercise Price	Notional Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

USD vs CNH Jul 19 6.87, Expires 07/01/19	BRC	56,900	$6.87	$5,690	$93,549
USD vs CNH Jun 19 6.9, Expires 06/26/19	JPMS	60,700	6.90	6,070	86,291
USD vs COP Jan 19 3,325, Expires 01/02/19	GSC	34,000	3,325.00	3,400	221
USD vs HUF Jan 19 288.25, Expires 01/02/19	GSC	17,100	288.25	1,710	9
USD vs HUF Jan 19 288.25, Expires 01/02/19	JPMS	18,100	288.25	1,810	9
USD vs INR Jan 19 77.91, Expires 01/03/19	JPMS	43,000	77.91	4,300	0
USD vs KRW Jan 19 1,147.7, Expires 01/03/19	GSC	23,850	1,147.70	2,385	14
USD vs KRW Jan 19 1,147.7, Expires 01/03/19	JPMS	22,500	1,147.70	2,250	14
USD vs PLN Jan 19 3.86, Expires 01/02/19	GSC	15,950	3.86	1,595	5
USD vs PLN Jan 19 3.86, Expires 01/02/19	BRC	16,650	3.86	1,665	5
USD vs TRY Jan 19 6.96, Expires 01/02/19	BRC	7,450	6.96	745	0
USD vs TRY Jan 19 6.96, Expires 01/02/19	JPMS	6,900	6.96	690	0
USD vs ZAR Jan 19 15.55, Expires 01/02/19	GSC	9,850	15.55	985	0
USD vs ZAR Jan 19 15.55, Expires 01/02/19	JPMS	10,150	15.55	1,015	0

Put
USD vs CLP Feb 19 670, Expires 02/07/19	JPMS	48,200	670.00	4,820	17,063
USD vs EUR Jan 19 0.87, Expires 01/08/19	GSC	176,700	0.87	17,670	44,104
USD vs JPY Feb 19 110.71, Expires 02/22/19	GSC	73,800	110.71	7,380	149,002

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Counterparty	Number of Contracts	Exercise Price	Notional Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

USD vs RUB Mar 19 66, Expires 03/12/19	GSC	118,980	$66.00	$11,898	$40,085
USD vs RUB Mar 19 66, Expires 03/12/19	JPMS	59,960	66.00	5,996	20,200
USD vs RUB Mar 19 66, Expires 03/12/19	BRC	28,360	66.00	2,836	9,554

Total Purchased Options (Cost $1,152,430)					485,035

Total Investments | 95.5% (Cost $108,693,887) (»)					$102,491,510

Cash and Other Assets in Excess of Liabilities | 4.5%					4,879,339

Net Assets | 100.0%					$107,370,849

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	199,349	USD	51,770	BRC	01/16/19	$—	$383
BRL	1,017,295	USD	267,921	BRC	01/16/19	—	5,689
BRL	4,598,892	USD	1,168,551	BRC	01/16/19	16,923	—
BRL	3,854,131	USD	978,877	CIT	01/16/19	14,618	—
BRL	5,257,369	USD	1,336,427	GSC	01/16/19	18,786	—
BRL	4,859,079	USD	1,232,487	HSB	01/16/19	20,057	—
BRL	1,109,975	USD	288,230	JPM	01/16/19	—	2,108
BRL	4,534,516	USD	1,151,411	UBS	01/16/19	17,469	—
CLP	2,227,085,000	USD	3,206,658	BRC	01/04/19	2,411	—
COP	637,905,599	USD	199,883	BRC	01/25/19	—	3,673
COP	3,804,605,443	USD	1,188,902	BRC	01/25/19	—	18,665
COP	637,905,599	USD	199,995	SCB	01/25/19	—	3,786
COP	637,905,599	USD	199,876	UBS	01/25/19	—	3,667
IDR	6,703,560,781	USD	455,963	BRC	01/15/19	9,656	—
IDR	8,145,884,485	USD	525,982	BRC	01/29/19	38,983	—
IDR	6,703,560,780	USD	455,715	JPM	01/15/19	9,904	—
IDR	16,256,294,303	USD	1,050,080	JPM	01/29/19	77,390	—
IDR	6,703,560,781	USD	455,715	SCB	01/15/19	9,904	—
IDR	11,827,169,236	USD	763,536	SCB	01/29/19	56,748	—
IDR	6,703,560,781	USD	455,306	UBS	01/15/19	10,313	—
IDR	9,548,120,096	USD	618,610	UBS	01/29/19	43,608	—
MXN	7,399,789	USD	368,200	BRC	01/22/19	7,296	—
MXN	7,403,655	USD	368,200	BRC	01/22/19	7,492	—
MXN	5,958,469	USD	295,000	GSC	01/22/19	7,357	—
MXN	5,960,829	USD	295,000	GSC	01/22/19	7,477	—
MXN	16,413,596	USD	816,800	GSC	01/22/19	16,094	—
MXN	16,424,704	USD	816,800	GSC	01/22/19	16,657	—
MYR	2,464,607	USD	590,000	SCB	01/28/19	6,172	—
MYR	2,497,800	USD	600,000	SCB	01/28/19	4,201	—
PHP	9,316,267	USD	176,044	BRC	02/20/19	341	—
PHP	10,530,215	USD	199,300	SCB	02/20/19	69	—
PHP	10,544,609	USD	199,256	SCB	02/20/19	385	—
PHP	21,052,755	USD	398,500	SCB	02/20/19	92	—
PLN	1,512,091	USD	405,920	BOA	02/14/19	—	1,529
PLN	1,002,571	USD	269,125	BRC	02/14/19	—	999

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

PLN	1,815,963	USD	479,714	BRC	02/19/19	$6,006	$—
PLN	2,937,058	USD	788,544	CIT	02/14/19	—	3,063
PLN	1,815,964	USD	479,885	CIT	02/19/19	5,835	—
PLN	1,944,077	USD	521,914	HSB	02/14/19	—	1,994
PLN	1,815,963	USD	479,773	JPM	02/19/19	5,948	—
PLN	1,684,020	USD	452,086	SCB	02/14/19	—	1,715
PLN	1,815,963	USD	479,969	BOA	02/19/19	5,751	—
PLN	1,815,963	USD	479,785	SCB	02/19/19	5,935	—
TRY	3,200,750	USD	590,000	BRC	01/14/19	10,776	—
TRY	6,531,465	USD	1,180,000	BRC	02/07/19	30,016	—
USD	267,161	BRL	1,017,295	SCB	01/16/19	4,929	—
USD	267,217	BRL	1,017,295	SCB	01/16/19	4,985	—
USD	375,353	BRL	1,428,480	SCB	01/16/19	7,128	—
USD	458,188	BRL	1,745,332	SCB	01/16/19	8,288	—
USD	480,000	BRL	1,862,640	SCB	01/16/19	—	140
USD	482,591	BRL	1,827,910	SCB	01/16/19	11,403	—
USD	794,516	BRL	3,017,412	SCB	01/16/19	16,706	—
USD	1,014,859	BRL	3,841,953	SCB	01/16/19	24,504	—
USD	2,979,306	BRL	11,497,971	SCB	01/16/19	15,429	—
USD	150,000	COP	487,500,000	SCB	01/25/19	53	—
USD	290,000	IDR	4,218,050,000	SCB	01/15/19	—	2,979
USD	1,520,000	IDR	22,004,432,000	SCB	01/15/19	—	8,393
USD	360,000	MXN	7,083,810	SCB	01/22/19	538	—
USD	1,181,589	MYR	4,964,680	SCB	01/28/19	—	19,334
USD	110,000	PLN	413,859	SCB	02/14/19	—	681
USD	300,000	PLN	1,126,275	SCB	02/14/19	—	1,209
USD	160,000	TRY	850,816	SCB	01/16/19	479	—
USD	176,044	TWD	5,387,837	BRC	02/21/19	39	—
USD	199,256	TWD	6,099,215	SCB	02/21/19	11	—
USD	199,300	TWD	6,112,531	SCB	02/21/19	—	379
USD	398,500	TWD	12,210,040	SCB	02/21/19	—	368
USD	1,557,676	ZAR	22,410,441	BOA	02/20/19	9,019	—
USD	675,983	ZAR	9,746,834	BRC	02/20/19	2,436	—
USD	668,452	ZAR	9,623,972	JPM	02/20/19	3,395	—
USD	941,171	ZAR	13,565,375	SCB	02/20/19	3,745	—

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

UYU	1,760,000	USD	53,790	CIT	03/14/19	$—	$210
UYU	3,453,471	USD	106,019	HSB	03/13/19	—	865
ZAR	6,114,342	USD	422,614	SCB	02/20/19	—	87
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$603,757	$81,916

Written Options open at December 31, 2018:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount (000)	Premiums	Fair Value

Call
USD vs CNH Jul 19 7.1	BRC	56,900	$7.10	07/01/19	$5,690	$41,025	$(38,612)
USD vs CNH Jun 19 7.13	JPMS	60,700	7.13	06/26/19	6,070	42,338	(35,607)

Put
USD vs JPY Feb 19 108	GSC	73,800	108.00	02/22/19	7,380	36,524	(64,634)
Total Written Options		191,400				$119,887	$(138,853)

The accompanying notes are an integral part of these financial statements.

Annual Report   49

Lazard Explorer Total Return Portfolio (concluded)

Credit Default Swap Agreements open at December 31, 2018:

Counter- party	Notional Amount	Expiration Date	Buy/ Sell	Receive (Pay) Rate	Payment Frequency Paid/ Received	S&P Credit Rating	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation

Referenced Obligations: United Mexican States, 4.150%, 03/28/27
BOA	$404,000	12/20/23	Buy	(1.000)%	Quarterly	BBB+	$9,813	$4,127	$5,686
GSC	1,090,000	12/20/23	Buy	(1.000)	Quarterly	BBB+	26,767	8,228	18,539
BOA	3,338,000	12/20/23	Buy	(1.000)	Quarterly	BBB+	81,972	43,291	38,681
BRC	5,765,000	12/20/23	Buy	(1.000)	Quarterly	BBB+	141,573	69,373	72,200
Total Credit Default Swap Agreements							$260,125	$125,019	$135,106

Interest Rate Swap Agreements open at December 31, 2018:

Currency	Counter- party	Notional Amount	Expiration Date	Receive (Pay) Rate	Payment Frequency	Variable Rate	Unrealized Appreciation
BRL	JPM	$13,838,945	01/03/22	8.69%	Upon Maturity	Brazil Cetip Interbank Deposit Rate	$80,288

The accompanying notes are an integral part of these financial statements.

50  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2018

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2018, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Income	4.6%
Enhanced Opportunities	13.2
Explorer Total Return	18.1

(»)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(±)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.

(*)	Non-income producing security.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2018.

(¶)	Date shown is the next perpetual call date.

(«)	Issue in default.

(Ø)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2018 which may step up at a future date.

Security Abbreviations:
ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
JSC	—	Joint Stock Company
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN- F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	—	Real Estate Investment Trust

Currency Abbreviations:
ARS	—	Argentine Peso	KRW	—	South Korean Won
BRL	—	Brazilian Real	KZT	—	Kazakhstan Tenge
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	MYR	—	Malaysian Ringgit
CNH	—	Chinese Yuan Renminbi	NGN	—	Nigerian Naira
CNY	—	Chinese Renminbi	PEN	—	Peruvian Nuevo Sol
COP	—	Colombian Peso	PHP	—	Philippine Peso
CZK	—	Czech Koruna	PLN	—	Polish Zloty
DOP	—	Dominican Republic Peso	RON	—	New Romanian Leu
EGP	—	Egyptian Pound	RUB	—	Russian Ruble
EUR	—	Euro	SGD	—	Singapore Dollar
GHS	—	Ghanaian Cedi	THB	—	Thai Baht
HUF	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	TWD	—	Taiwan Dollar
ILS	—	Israeli Shekel	USD	—	Unites States Dollar
INR	—	Indian Rupee	UYU	—	Uruguayan Peso
JPY	—	Japanese Yen	ZAR	—	South African Rand

The accompanying notes are an integral part of these financial statements.

Annual Report   51

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	JPM	—	JPMorgan Chase Bank NA
BOA	—	Bank of America NA	JPMS	—	JPMorgan Securities, Inc.
BRC	—	Barclays Bank PLC	RBS	—	RBS Securities, Inc.
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
GSC	—	Goldman Sachs International	SSB	—	State Street Bank and Trust Co.
HSB	—	HSBC Bank USA NA	UBS	—	UBS AG

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Explorer Total Return Portfolio

Corporate & Quasi Government Bonds
Banks	2.9%
Capital Markets	0.2
Chemicals	0.3
Communications Equipment	1.1
Diversified Financial Services	0.9
Diversified Telecommunication Services	0.8
Electric Utilities	3.4
Energy Equipment & Services	0.3
Food & Staples Retailing	0.4
Independent Power & Renewable Electricity Producers	2.0
Insurance	0.2
Media	0.3
Metals & Mining	1.7
Oil, Gas & Consumable Fuels	3.5
Wireless Telecommunication Services	1.9
Subtotal	19.9
Foreign Government Obligations	75.0
Purchased Options	0.5
Short-Term Investments	0.1
Total Investments	95.5%

The accompanying notes are an integral part of these financial statements.

52  Annual Report

	Lazard Enhanced Opportunities Portfolio
Industry†	Long	Short

Common Stocks and Convertible Corporate Bonds
Air Freight & Logistics	1.0%	–0.2%
Banks	0.7	–0.1
Biotechnology	9.7	–4.3
Building Products	0.7	–0.1
Capital Markets	0.8	–0.4
Chemicals	0.6	–0.1
Commercial Services & Supplies	0.9	–0.4
Communications Equipment	1.6	–0.3
Construction & Engineering	1.7	–0.8
Construction Materials	2.8	–0.1
Consumer Finance	7.6	–1.2
Diversified Consumer Services	1.3	–0.9
Diversified Financial Services	1.2	—
Electric Utilities	1.2	–0.4
Electronic Equipment, Instruments & Components	2.8	–0.7
Energy Equipment & Services	2.8	–0.4
Entertainment	2.3	–0.8
Equity Real Estate Investment Trusts (REITs)	5.4	–2.6
Health Care Equipment & Supplies	3.4	–1.3
Health Care Technology	2.3	–0.5
Hotels, Restaurants & Leisure	1.3	–0.3
Independent Power & Renewable Electricity Producers	1.3	–0.3
Interactive Media & Services	0.9	–0.2
Internet & Direct Marketing Retail	2.4	–1.0
IT Services	8.3	–4.8
Life Sciences Tools & Services	0.3	—
Machinery	0.6	—
Media	3.1	—
Metals & Mining	3.5	–1.3
Mortgage Real Estate Investment Trusts (REITs)	0.4	–0.1
Oil, Gas & Consumable Fuels	3.7	–0.6
Personal Products	1.0	–0.3
Pharmaceuticals	6.1	–2.4
Professional Services	0.6	—
Real Estate Management & Development	0.7	—
Semiconductors & Semiconductor Equipment	7.2	–3.7
Software	11.7	–5.4
Technology Hardware, Storage & Peripherals	1.3	–0.3
Wireless Telecommunications Services	2.1	–0.9
Subtotal	107.2	–37.2
Exchange-Traded Funds	7.5	–2.7
Short-Term Investments	15.4	—
Total Investments	130.1%	–39.9%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  53

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2018	Lazard Emerging Markets Income Portfolio	Lazard Enhanced Opportunities Portfolio

ASSETS
Investments in securities, at fair value	$5,339,032	$21,197,965
Cash	—	—
Cash collateral due from broker on options	—	2,873,950
Foreign currency, at fair value	42,268	4,165
Receivables for:
Investments sold	—	2,209,085
Dividends and interest	39,151	109,769
Capital stock sold	—	—
Amount due from Investment Manager (Note 3)	5,901	—
Gross unrealized appreciation on:
Forward currency contracts	67,674	4,598
Swap agreements	—	—
Premiums for swap agreements purchased	—	—
Total assets	5,494,026	26,399,532

LIABILITIES
Securities sold short, at fair value	—	6,509,849
Cash collateral due to broker on options and swap agreements	—	516,698
Due to custodian	54,934	521,413
Payables for:
Management fees	—	6,270
Accrued professional services	25,621	27,463
Investments purchased	210,356	1,855,888
Capital stock redeemed	451	600,000
Dividends on securities sold short	—	2,513
Gross unrealized depreciation on forward currency contracts	22,538	11,139
Line of credit outstanding	—	—
Written options, at fair value	—	11,153
Other accrued expenses and payables	10,622	48,593
Total liabilities	324,522	10,110,979
Net assets	$5,169,504	$16,288,553

NET ASSETS
Paid in capital	$5,378,007	$17,674,745
Distributable earnings (Accumulated loss)	(208,503)	(1,386,192)
Net assets	$5,169,504	$16,288,553

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Lazard Explorer Total Return Portfolio

$102,491,510
570,313
—
132,996

6,004,062
1,539,999
42
—

603,757
215,394
125,019
111,683,092

—

570,000
—

90,003
33,002
243,852
53,798
—

81,916
3,070,000
138,853
30,819
4,312,243
$107,370,849

$137,097,518
(29,726,669)
$107,370,849

Annual Report  55

December 31, 2018	Lazard Emerging Markets Income Portfolio	Lazard Enhanced Opportunities Portfolio

Institutional Shares
Net assets	$5,058,655	$16,183,735
Shares of capital stock outstanding*	685,762	1,948,553
Net asset value, offering and redemption price per share	$7.38	$8.31

Open Shares
Net assets	$110,849	$104,818
Shares of capital stock outstanding*	13,908	12,624
Net asset value, offering and redemption price per share	$7.97	$8.30

Cost of investments in securities	$5,510,073	$22,461,962
Proceeds received from securities sold short	$—	$7,190,536
Proceeds received from written options	$—	$11,427
Cost of foreign currency	$42,729	$4,165

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Lazard Explorer Total Return Portfolio

$107,276,140
13,774,341

$7.79

$94,709
12,090

$7.83

$108,693,887
$—
$119,887
$132,763

Annual Report  57

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2018	Lazard Emerging Markets Income Portfolio	Lazard Enhanced Opportunities Portfolio

Investment Income (Loss)
Income
Interest*	$272,732	$510,382
Dividends	—	36,956
Total investment income*	272,732	547,338
Expenses
Management fees (Note 3)	35,698	171,294
Custodian fees	43,416	176,333
Professional services	62,827	55,700
Registration fees	34,514	34,313
Administration fees	10,511	12,043
Shareholders’ services	22,987	23,126
Directors’ fees and expenses	5,218	5,614
Shareholders’ reports	2,855	8,363
Distribution fees (Open Shares)	297	272
Other^	1,265	5,617
Total gross expenses before expenses on securities sold short	219,588	492,675
Broker expense on securities sold short	—	115,394
Dividend expense on securities sold short	—	77,934
Total gross expenses	219,588	686,003
Management fees waived and expenses reimbursed	(169,960)	(267,707)
Total net expenses	49,628	418,296
Net investment income (loss)	223,104	129,042
Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency Transactions, Forward Currency Contracts, Futures Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	(212,079)	10,596
Securities sold short	—	414,693
Foreign currency transactions	(5,285)	(9,717)
Forward currency contracts	(97,393)	42,836
Futures contracts	—	—
Written options	—	(44,128)
Swap agreements	—	—
Total net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	(314,757)	414,280

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Lazard Explorer Total Return Portfolio

$9,098,750
—
9,098,750

1,426,569
154,160
54,117
37,045
29,638
23,513
11,651
4,166
717
12,022

1,753,598
—
—
1,753,598
(11,308)
1,742,290
7,356,460

(4,211,038)
—
882,136
(3,174,522)
(13,648)
(3,502,385)
(3,652,024)

(13,671,481)

Annual Report  59

For the Year Ended December 31, 2018	Lazard Emerging Markets Income Portfolio	Lazard Enhanced Opportunities Portfolio

Net change in unrealized appreciation (depreciation) on:
Investments†	$(143,045)	$(1,884,345)
Securities sold short	—	1,059,193
Foreign currency translations	(203)	(207)
Forward currency contracts	(75,726)	(312)
Written options	—	(341)
Swap agreements	—	—
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts, options and swap agreements	(218,974)	(826,012)
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	(533,731)	(411,732)
Net increase (decrease) in net assets resulting from operations	$(310,627)	$(282,690)
* Net of foreign withholding taxes of	$543	$229
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$865	$—
^ Includes interest on line of credit of	$—	$82

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard Explorer Total Return Portfolio

$(11,485,946)
—
3,403
901,192
1,478,758
(81,608)

(9,184,201)

(22,855,682)

$(15,499,222)
$39,800

$—
$6,472

Annual Report  61

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Income Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$223,104	$247,057
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	(314,757)	709,651
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts, options and swap agreements	(218,974)	408,811
Net increase (decrease) in net assets resulting from operations	(310,627)	1,365,519

Distributions to shareholders (Note 2(i))
Net investment income and net realized gains
Institutional Shares	(538,715)	(271,702)
Open Shares	(8,027)	(471)
Return of capital
Institutional Shares	(215,126)	—
Open Shares	(3,206)	—
Net decrease in net assets resulting from distributions	(765,074)	(272,173)

Capital stock transactions
Net proceeds from sales
Institutional Shares	353,037	279,121
Open Shares	40,296	2,500
Net proceeds from reinvestment of distributions
Institutional Shares	753,834	271,421
Open Shares	11,233	471
Cost of shares redeemed
Institutional Shares	(917,500)	(7,861,554)
Open Shares	(29,858)	(35,393)
Net increase (decrease) in net assets from capital stock transactions	211,042	(7,343,434)
Total increase (decrease) in net assets	(864,659)	(6,250,088)
Net assets at beginning of period	6,034,163	12,284,251
Net assets at end of period	$5,169,504	$6,034,163

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Lazard Enhanced Opportunities Portfolio		Lazard Explorer Total Return Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$129,042	$173,786	$7,356,460	$8,603,092

414,280	562,543	(13,671,481)	2,136,719

(826,012)	12,467	(9,184,201)	4,713,330

(282,690)	748,796	(15,499,222)	15,453,141

(425,197)	(1,635,070)	(6,311,065)	(6,253,137)
(2,387)	(12,071)	(10,083)	(28,104)

—	—	(833,996)	(1,907,478)
—	—	(1,333)	(8,573)

(427,584)	(1,647,141)	(7,156,477)	(8,197,292)

4,469,209	3,913,116	6,934,144	9,865,405
7	2,100	8,549	262,829

415,898	1,608,034	7,088,834	8,119,904
2,387	12,071	11,416	36,460

(3,201,293)	(3,500,001)	(126,158,624)	(39,498,370)
(10,796)	(2,057)	(889,813)	(517,628)

1,675,412	2,033,263	(113,005,494)	(21,731,400)
965,138	1,134,918	(135,661,193)	(14,475,551)
15,323,415	14,188,497	243,032,042	257,507,593
$16,288,553	$15,323,415	$107,370,849	$243,032,042

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	Lazard Emerging Markets Income Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	648,255	1,447,433
Shares sold	39,351	31,224
Shares issued to shareholders from reinvestment of distributions	98,805	30,314
Shares redeemed	(100,649)	(860,716)
Net increase (decrease)	37,507	(799,178)
Shares outstanding at end of period	685,762	648,255

Open Shares
Shares outstanding at beginning of period	11,589	15,090
Shares sold	4,177	278
Shares issued to shareholders from reinvestment of distributions	1,424	50
Shares redeemed	(3,282)	(3,829)
Net increase (decrease)	2,319	(3,501)
Shares outstanding at end of period	13,908	11,589

The accompanying notes are an integral part of these financial statements.

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Lazard Enhanced Opportunities Portfolio		Lazard Explorer Total Return Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

1,754,786	1,537,093	26,808,845	29,244,079
512,981	409,971	803,468	1,104,102

51,342	181,646	840,498	907,944
(370,556)	(373,924)	(14,678,470)	(4,447,280)
193,767	217,693	(13,034,504)	(2,435,234)
1,948,553	1,754,786	13,774,341	26,808,845

13,575	12,204	109,240	133,440
1	224	979	29,262

289	1,365	1,314	4,055
(1,241)	(218)	(99,443)	(57,517)
(951)	1,371	(97,150)	(24,200)
12,624	13,575	12,090	109,240

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The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS INCOME PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended				For the Period 4/30/14* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$9.14	$8.40	$8.42	$9.16	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.34	0.19	0.16	0.01	0.01
Net realized and unrealized gain (loss)	(0.87)	0.79	0.08	(0.74)	(0.85)
Total from investment operations	(0.53)	0.98	0.24	(0.73)	(0.84)
Less distributions from:
Net investment income	(0.90)	(0.20)	(0.16)	—	—
Net realized gains	—	(0.04)	(0.10)	—	—
Return of capital	(0.33)	—	—	(0.01)	—
Total distributions	(1.23)	(0.24)	(0.26)	(0.01)	—
Net asset value, end of period	$7.38	$9.14	$8.40	$8.42	$9.16

Total Return (b)	–5.79%	11.73%	2.82%	–7.94%	–8.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,059	$5,925	$12,156	$12,800	$4,985
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	3.79%	2.13%	2.25%	2.55%	5.15%
Net investment income (loss)	4.06%	2.17%	1.80%	0.09%	0.10%
Portfolio turnover rate	65%	74%	174%	175%	125%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended				For the Period 4/30/14* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$9.43	$8.50	$8.39	$9.14	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.35	0.18	0.13	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.92)	0.79	0.08	(0.73)	(0.85)
Total from investment operations	(0.57)	0.97	0.21	(0.75)	(0.86)
Less distributions from:
Net investment income	(0.65)	—	—	—	—
Net realized gains	—	(0.04)	(0.10)	—	—
Return of capital	(0.24)	—	—	—	—
Total distributions	(0.89)	(0.04)	(0.10)	—	—
Net asset value, end of period	$7.97	$9.43	$8.50	$8.39	$9.14

Total Return (b)	–5.97%	11.42%	2.52%	–8.21%	–8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111	$109	$128	$155	$132
Ratios to average net assets (c):
Net expenses	1.05%	1.13%	1.20%	1.20%	1.20%
Gross expenses	13.51%	12.51%	12.29%	12.19%	13.96%
Net investment income (loss)	3.95%	1.96%	1.51%	–0.18%	–0.18%
Portfolio turnover rate	65%	74%	174%	175%	125%

*	Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended				Period Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	*

Institutional Shares
Net asset value, beginning of period	$8.67	$9.16	$8.89	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.06	0.11 ^	0.05	(0.02)	—	(b)
Net realized and unrealized gain (loss)	(0.20)	0.40	0.35	(0.21)	—	(b)
Total from investment operations	(0.14)	0.51	0.40	(0.23)	—	(b)
Less distributions from:
Net investment income	(0.10)	(0.17)	(0.08)	(0.14)	—
Net realized gains	(0.12)	(0.83)	(0.05)	(0.35)	—
Return of capital	—	—	—	(0.39)	—
Total distributions	(0.22)	(1.00)	(0.13)	(0.88)	—
Net asset value, end of period	$8.31	$8.67	$9.16	$8.89	$10.00

Total Return (c)	–1.66%	5.56%^	4.50%	–2.32%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,184	$15,206	$14,077	$4,823	$4,899
Ratios to average net assets (d):
Net expenses	2.36%	2.78%^	1.79%	1.70%	1.70%
Gross expenses	3.80%	5.02%^	3.60%	13.45%	69.35	%(e)
Gross expenses, excluding expenses on securities sold short	2.71%	3.45%	3.51%	13.45%	69.35	%(e)
Net investment income (loss)	0.73%	1.20%	0.57%	–0.22%	–1.70%
Portfolio turnover rate:
Excluding securities sold short	312%	210%	247%	639%	37%
Including securities sold short	409%	310%	340%	N/A	N/A

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended				Period Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	*

Open Shares
Net asset value, beginning of period	$8.65	$9.15	$8.89	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	0.10 ^	0.04	(0.05)	—	(b)
Net realized and unrealized gain (loss)	(0.19)	0.37	0.33	(0.21)	—	(b)
Total from investment operations	(0.15)	0.47	0.37	(0.26)	—	(b)
Less distributions from:
Net investment income	(0.08)	(0.14)	(0.06)	(0.11)	—
Net realized gains	(0.12)	(0.83)	(0.05)	(0.35)	—
Return of capital	—	—	—	(0.39)	—
Total distributions	(0.20)	(0.97)	(0.11)	(0.85)	—
Net asset value, end of period	$8.30	$8.65	$9.15	$8.89	$10.00

Total Return (c)	–1.80%	5.16%^	4.13%	–2.57%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105	$117	$112	$110	$100
Ratios to average net assets (d):
Net expenses	2.60%	3.01%^	2.07%	1.95%	1.95%
Gross expenses	14.49%	16.40%^	15.58%	26.46%	69.36	%(e)
Gross expenses, excluding expenses on securities sold short	13.40%	14.85%	15.46%	26.46%	69.36	%(e)
Net investment income (loss)	0.48%	1.06%	0.45%	–0.46%	–1.95%
Portfolio turnover rate:
Excluding securities sold short	312%	210%	247%	639%	37%
Including securities sold short	409%	310%	340%	N/A	N/A

^	A one-time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.04 per share. For Institutional Shares and Open Shares, the one-time voluntary reimbursement by the administrator increased the total return ratio by 0.49%, decreased the gross expense and net expense ratios by 0.44% and increased the net investment income (loss) ratio by 0.44%.
*	The Portfolio commenced operations on December 31, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

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LAZARD EXPLORER TOTAL RETURN PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$9.03	$8.77	$8.56	$9.32	$9.86
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.40	0.31	0.42	0.28	0.36
Net realized and unrealized gain (loss)	(1.25)	0.24	0.21	(0.75)	(0.38)
Total from investment operations	(0.85)	0.55	0.63	(0.47)	(0.02)
Less distributions from:
Net investment income	(0.35)	(0.22)	(0.19)	(0.15)	(0.49)
Net realized gains	—	—	—	—	(0.01)
Return of capital	(0.04)	(0.07)	(0.23)	(0.14)	(0.02)
Total distributions	(0.39)	(0.29)	(0.42)	(0.29)	(0.52)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$7.79	$9.03	$8.77	$8.56	$9.32

Total Return (c)	–9.65%	6.41%	7.47%	–5.13%	–0.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$107,276	$242,040	$256,331	$249,222	$133,473
Ratios to average net assets:
Net expenses	1.10%	1.06%	1.12%	1.16%	1.24%
Gross expenses	1.10%	1.06%	1.12%	1.16%	1.30%
Net investment income (loss)	4.64%	3.45%	4.80%	3.17%	3.57%
Portfolio turnover rate	151%	152%	173%	262%	182%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$9.08	$8.82	$8.61	$9.37	$9.88
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.35	0.28	0.39	0.24	0.33
Net realized and unrealized gain (loss)	(1.24)	0.24	0.21	(0.75)	(0.38)
Total from investment operations	(0.89)	0.52	0.60	(0.51)	(0.05)
Less distributions from:
Net investment income	(0.32)	(0.20)	(0.17)	(0.12)	(0.43)
Net realized gains	—	—	—	—	(0.01)
Return of capital	(0.04)	(0.06)	(0.22)	(0.14)	(0.02)
Total distributions	(0.36)	(0.26)	(0.39)	(0.26)	(0.46)
Redemption fees	—	—	—	0.01	— (b)
Net asset value, end of period	$7.83	$9.08	$8.82	$8.61	$9.37

Total Return (c)	–9.97%	6.02%	7.07%	–5.42%	–0.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$95	$992	$1,176	$1,342	$7,150
Ratios to average net assets:
Net expenses	1.40%	1.42%	1.48%	1.50%	1.54%
Gross expenses	5.22%	2.36%	2.34%	1.66%	1.78%
Net investment income (loss)	3.94%	3.09%	4.46%	2.62%	3.26%
Portfolio turnover rate	151%	152%	173%	262%	182%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2018

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2018, the Fund was comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Emerging Markets Income, Enhanced Opportunities and Explorer Total Return Portfolios. The financial statements of the other thirty Portfolios are presented separately.

The Portfolios are operated as “non-diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no

72  Annual Report

reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

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If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income,

74  Annual Report

net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency con-

Annual Report  75

tracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2018, the Emerging Markets Income, Enhanced Opportunities and Explorer Total Return Portfolios traded in forward currency contracts.

(d) Futures Contracts—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt

76  Annual Report

liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the year ended December 31, 2018, the Explorer Total Return Portfolio traded in futures contracts.

(e) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2018, the Enhanced Opportunities and Explorer Total Return Portfolios traded in options.

(f) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market

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daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2018, pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and State Street. At December 31, 2018, the Enhanced Opportunities Portfolio had pledged $18,472,376 of long securities as collateral under such arrangements.

For the year ended December 31, 2018, proceeds from securities sold short and purchases to cover short positions for the Enhanced Opportunities Portfolio were $50,696,643 and $44,438,508, respectively.

(g) Swap Agreements—A Portfolio may enter into credit default swap agreements whereby one counterparty (the “Protection Buyer”) pays an upfront payment or a periodic fee throughout the term of the swap agreement provided there is no credit event,

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which is expressed in basis points on the notional amount, in return for a payment by the seller of the credit default swap agreement (the “Protection Seller”) that results if a credit event such as defined in the swap agreement occurs, such as bankruptcy of the reference entity, obligation or index. Such credit default swap agreements are cash settled transactions. If a Portfolio enters into a credit default swap agreement as the Protection Buyer, the Portfolio is exposed to credit risk arising from the potential inability of the Protection Seller to perform under the agreement. If a Portfolio enters into a credit default swap agreement as the Protection Seller, the Portfolio is not exposed to credit risk but is subject to market risk as the credit default swap agreement is recorded at fair value which reflects the creditworthiness of the reference entity. As a Protection Seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to risk of loss limited to the notional amount of the swap agreement.

Credit ratings on the reference obligor underlying the credit derivatives, together with the periods of expiration, are generally indicators of payment/performance risk. In such instances where a Portfolio is the seller of protection, the likelihood of payment and performance is generally considered greater as the credit spread on the reference obligor underlying the credit derivatives and the period of expiration increases.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate

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swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2018, the Explorer Total Return Portfolio traded in swap agreements.

(h) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2018, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term
Emerging Markets Income	$24,288
Explorer Total Return	22,514,234

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2018, the Portfolios had no such losses to defer.

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For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Income	$5,510,073	$30,453	$202,107	$(171,654)
Enhanced Opportunities	16,112,352	1,214,079	2,638,501	(1,424,422)
Explorer Total Return	109,930,377	1,835,352	9,240,660	(7,405,308)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(i) Dividends and Distributions—Emerging Markets Income and Explorer Total Return Portfolios intend to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, for Enhanced Opportunities Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of for-

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eign currency transactions, wash sales, return of capital distributions, certain fixed-income securities and fund expenses, derivatives and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)
Emerging Markets Income	$(374,961)	$374,961
Explorer Total Return	(831,688)	831,688

In October 2018, the US Securities and Exchange Commission (the “SEC”) adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). The Fund adopted these amendments and such changes are reflected in these financial statements.

Under these amendments, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Portfolio’s undistributed net investment income within a Portfolio’s Statement of Changes in Net Assets. The presentation within the Portfolios’ Statement of Changes in Net Assets for the year ended December 31, 2017 also has been modified accordingly.

Below is the characterization of the Portfolio distributions and undistributed (distributions in excess of) net investment income (loss) for the year ended December 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the December 31, 2017 Annual Report:

From net investment income	Institutional Shares	Open Shares

Emerging Markets Income	$245,410	$—
Enhanced Opportunities	274,175	1,785
Explorer Total Return	6,253,137	28,104

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From net realized gains	Institutional Shares	Open Shares
Emerging Markets Income	$26,292	$471
Enhanced Opportunities	1,360,895	10,286

Undistributed (Distributions in excess of) net investment income (loss)	Amount

Emerging Markets Income	$400,025
Enhanced Opportunities	(85,269)
Explorer Total Return	(1,244,305)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2018	2017	2018	2017

Emerging Markets Income*	$546,742	$272,173	$—	$—
Enhanced Opportunities	399,185	1,482,118	28,399	165,023
Explorer Total Return*	6,321,148	6,281,241	—	—

*	Emerging Markets Income and Explorer Total Return Portfolios had return of capital distributions of $218,332 and $835,329 in 2018 and $0 and $1,916,051 in 2017, respectively.

At December 31, 2018, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Emerging Markets Income	$—	$(24,288)	$(184,215)
Enhanced Opportunities	91,573	—	(1,477,579)
Explorer Total Return	—	(22,514,234)	(7,212,435)

(j) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net

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assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(k) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(m) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously

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an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Income	0.65%
Enhanced Opportunities (a)	0.95
Explorer Total Return	0.90

(a)	From January 1, 2018 to January 18, 2018, percentage was 1.30%.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2019 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares

Emerging Markets Income	0.90%	1.05%
Enhanced Opportunities (a)	1.25	1.50
Explorer Total Return	1.10	1.40

(a)	From January 1, 2018 to January 18, 2018, percentages were 1.60% and 1.85%, respectively.

During the year ended December 31, 2018, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

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	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Income	$34,927	$120,254	$771	$14,008
Enhanced Opportunities	170,240	84,530	1,054	11,883
Explorer Total Return	—	—	—	11,308

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. Effective January 1, 2019,

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the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director, and (3) an additional annual fee of $23,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2018 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Income	$1,430,929	$1,078,766
Enhanced Opportunities	63,327,263	51,677,664
Explorer Total Return	189,542,326	227,452,645

For the year ended December 31, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2018, the Investment Manager owned 88.26% and 32.50% of the outstanding shares of the Emerging Markets Income and Enhanced Opportunities Portfolios, respectively.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency

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purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2018, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Enhanced Opportunities	$208,750		$295,000	3.52%	4
Explorer Total Return	5,657,143		10,450,000	2.94	14

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The

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securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolio’s foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at

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disadvantageous prices. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

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Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.“The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(e) Underlying Funds Risk—Shares of ETFs, closed-end funds and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”) in which certain Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However,

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unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

These Portfolios may be limited by the 1940 Act in the amount of their assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the SEC on which the Portfolios may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

(f) Short Position Risk—Short sales or positions may involve substantial risks. If a short position appreciates in value during a period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

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There is a risk that certain Portfolios may be unable to fully implement their investment strategies due to a lack of available securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

(g) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset.

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As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions

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about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  95

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Emerging Markets Income Portfolio
Assets:
Foreign Government Obligations*	$—	$1,598,121	$—	$1,598,121
Supranational Bonds	—	185,451	—	185,451
US Treasury Securities	—	3,117,050	—	3,117,050
Short-Term Investments	438,410	—	—	438,410
Other Financial Instruments†
Forward Currency Contracts	—	67,674	—	67,674
Total	$438,410	$4,968,296	$—	$5,406,706
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(22,538)	$—	$(22,538)

Enhanced Opportunities Portfolio
Assets:
Common Stocks*	$77,678	$—	$—	$77,678
Convertible Corporate Bonds*	—	17,381,037	—	17,381,037
Exchange-Traded Funds	1,213,216	—	—	1,213,216
Purchased Options	25,565	—	—	25,565
Short-Term Investments	2,500,469	—	—	2,500,469
Other Financial Instruments†
Forward Currency Contracts	—	4,598	—	4,598
Total	$3,816,928	$17,385,635	$—	$21,202,563
Liabilities:
Securities Sold Short
Common Stocks*
Argentina	$(85,805)	$—	$—	$(85,805)
Bermuda	(39,515)	—	—	(39,515)
Canada	(219,867)	—	—	(219,867)
China	(179,579)	—	—	(179,579)
Japan	—	(197,170)	—	(197,170)
Mexico	(10,941)	—	—	(10,941)
Monaco	(24,146)	—	—	(24,146)
Netherlands	—	(69,138)	—	(69,138)
Thailand	(52,695)	—	—	(52,695)
United Kingdom	(158,295)	—	—	(158,295)
United States	(5,034,745)	—	—	(5,034,745)
Exchange-Traded Funds	(437,953)	—	—	(437,953)
Other Financial Instruments†
Forward Currency Contracts	—	(11,139)	—	(11,139)
Written Options	(11,153)	—	—	(11,153)
Total	$(6,254,694)	$(277,447)	$—	$(6,532,141)

96  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Explorer Total Return Portfolio
Assets:
Corporate Bonds*	$—	$21,173,624	$—	$21,173,624
Foreign Government Obligations*	—	80,471,095	—	80,471,095
Quasi Government Bonds*	—	215,057	—	215,057
Short-Term Investments	146,699	—	—	146,699
Purchased Options	—	485,035	—	485,035
Other Financial Instruments†
Credit Default Swap Agreements	—	135,106	—	135,106
Forward Currency Contracts	—	603,757	—	603,757
Interest Rate Swap Agreements	—	80,288	—	80,288
Total	$146,699	$103,163,962	$—	$103,310,661
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(81,916)	$—	$(81,916)
Written Options	—	(138,853)	—	(138,853)
Total	$—	$(220,769)	$—	$(220,769)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market

Annual Report  97

value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the year ended December 31, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Emerging Markets Income Portfolio	Enhanced Opportunities Portfolio	Explorer Total Return Portfolio

Credit default swap agreements:
Average notional value – buy protection	$—	$—	$22,600,000	#
Average notional value – sell protection	—	—	5,800,000	*

Forward currency contracts:
Average amounts purchased	5,300,000	100,000	70,300,000
Average amounts sold	1,700,000	800,000	43,600,000

Futures contracts:
Average notional value of contracts – long	—	—	2,900,000	†

Interest rate swap agreements:
Average notional value – pays fixed rate	—	—	7,800,000	‡
Average notional value – receives fixed rate	—	—	22,100,000

Options:
Average value of purchased options	—	—	1,200,000
Average value of written options	—	—	22,600,000	#

#	Represents average monthly notional exposure for the 11 months the derivative instrument was open during the period.
*	Represents average monthly notional exposure for the six months the derivative instrument was open during the period.
†	Represents notional exposure for one day the derivative instrument was open during the period.
‡	Represents average monthly notional exposure for the three months the derivative instrument was open during the period.

The Enhanced Opportunities Portfolio traded in purchased options having an average monthly value of less than $50,000.

The Enhanced Opportunities Portfolio also traded in written options having an average monthly value of less than $50,000.

98  Annual Report

Emerging Markets Income Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

Assets – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized appreciation on forward currency contracts	$67,674

Liabilities – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized depreciation on forward currency contracts	$22,538

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was:

Net Realized Gain (Loss) from:		Total

Forward currency contracts		$(97,393)

Net Change in Unrealized Appreciation (Depreciation) on:		Total

Forward currency contracts		$(75,726)

Enhanced Opportunities Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

		Foreign
	Equity	Currency
Assets – Derivative Financial Instruments	Contracts	Contracts	Total

Forward currency contracts Unrealized appreciation on forward currency contracts	$—	$4,598	$4,598
Purchased options Investments in securities, at fair value	25,565	—	25,565
Total	$25,565	$4,598	$30,163

		Foreign
	Equity	Currency
Liabilities – Derivative Financial Instruments	Contracts	Contracts	Total

Forward currency contracts Unrealized depreciation on forward currency contracts	$—	$11,139	$11,139
Written options Written options, at fair value	11,153	—	11,153
Total	$11,153	$11,139	$22,292

Annual Report  99

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was:

		Foreign
	Equity	Currency
Net Realized Gain (Loss) from:	Contracts	Contracts	Total

Forward currency contracts	$—	$42,836	$42,836
Purchased options	(109,120)	—	(109,120)
Written options	(44,128)	—	(44,128)
Total	$(153,248)	$42,836	$(110,412)

		Foreign
	Equity	Currency
Net Change in Unrealized Appreciation (Depreciation) on:	Contracts	Contracts	Total

Forward currency contracts	$—	$(312)	$(312)
Purchased options	(8,677)	—	(8,677)
Written options	(341)	—	(341)
Total	$(9,018)	$(312)	$(9,330)

Explorer Total Return Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

		Foreign	Interest
	Credit	Currency	Rate
Assets – Derivative Financial Instruments	Contracts	Contracts	Contracts	Total

Forward currency contracts Unrealized appreciation on forward currency contracts	$—	$603,757	$—	$603,757
Purchased options Investments in securities, at fair value	—	485,035	—	485,035
Swap agreements Unrealized appreciation on swap agreements; Premiums for swap agreements purchased	260,125	—	80,288	340,413
Total	$260,125	$1,088,792	$80,288	$1,429,205

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		Foreign	Interest
	Credit	Currency	Rate
Liabilities – Derivative Financial Instruments	Contracts	Contracts	Contracts	Total

Forward currency contracts Unrealized depreciation on forward currency contracts	$—	$81,916	$—	$81,916
Written options
Written options, at fair value	—	138,853	—	138,853
Total	$—	$220,769	$—	$220,769

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was:

		Foreign	Interest
	Credit	Currency	Rate
Net Realized Gain (Loss) from:	Contracts	Contracts	Contracts	Total

Forward currency contracts	$—	$(3,174,522)	$—	$(3,174,522)
Futures contracts	—	—	(13,648)	(13,648)
Purchased options	—	2,781,535	—	2,781,535
Written options	—	(3,502,385)	—	(3,502,385)
Swap agreements	(4,576,117)	—	924,093	(3,652,024)
Total	$(4,576,117)	$(3,895,372)	$910,445	$(7,561,044)

		Foreign	Interest
Net Change in Unrealized Appreciation	Credit	Currency	Rate
(Depreciation) on:	Contracts	Contracts	Contracts	Total

Forward currency contracts	$—	$901,192	$—	$901,192
Purchased options	—	(2,093,824)	—	(2,093,824)
Written options	—	1,478,758	—	1,478,758
Swap agreements	135,106	—	(216,714)	(81,608)
Total	$135,106	$286,126	$(216,714)	$204,518

As of December 31, 2018, the Emerging Markets Income, Enhanced Opportunities and Explorer Total Return Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Annual Report  101

The required information for the affected Portfolios are presented in the below table, as of December 31, 2018:

Emerging Markets Income Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$67,674	$ —	$67,674

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received	Derivative Assets

BNP Paribas SA	$2,795	$(1,429)	$—	$1,366
Citibank NA	15,919	(8,727)	—	7,192
HSBC Bank USA NA	37,816	(4,606)	—	33,210
Standard Chartered Bank	11,144	(7,776)	—	3,368
Total	$67,674	$(22,538)	$—	$45,136

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$22,538	$ —	$22,538

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged	Derivative Liabilities

BNP Paribas SA	$1,429	$(1,429)	$—	$—
Citibank NA	8,727	(8,727)	—	—
HSBC Bank USA NA	4,606	(4,606)	—	—
Standard Chartered Bank	7,776	(7,776)	—	—
Total	$22,538	$(22,538)	$—	$—

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Enhanced Opportunities Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$4,598	$ —	$4,598

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received	Derivative Assets

State Street Bank and Trust Co.	$4,598	$4,598	$—	$—

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$11,139	$ —	$11,139

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged	Derivative Liabilities

State Street Bank and Trust Co.	$11,139	$(4,598)	$—	$6,541

Explorer Total Return Portfolio

			Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Credit Default Swap Agreements	$260,125	$—	$260,125
Forward Currency Contracts	603,757	—	603,757
Interest Rate Swap Agreements	80,288	—	80,288
Purchased Options	485,035	—	485,035
Total	$1,429,205	$—	$1,429,205

Annual Report  103

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received (a)	Derivative Assets

Bank of America NA	$106,555	$(1,529)	$(105,026)	$—
Barclays Bank PLC	377,056	(68,021)	(205,288)	103,747
Citibank NA	20,453	(3,273)	—	17,180
Goldman Sachs International	338,917	(64,634)	(274,283)	—
HSBC Bank USA NA	20,057	(2,859)	—	17,198
JPMorgan Chase Bank NA	176,925	(2,108)	(80,000)	94,817
JPMorgan Securities, Inc.	136,148	(35,607)	—	100,541
Standard Chartered Bank	181,704	(39,071)	—	142,633
UBS AG	71,390	(3,667)	—	67,723
Total	$1,429,205	$(220,769)	$(664,597)	$543,839

			Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$ 81,916	$ —	$ 81,916
Written Options	138,853	—	138,853
Total	$220,769	$ —	$220,769

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged	Derivative Liabilities

Bank of America NA	$1,529	$(1,529)	$—	$—
Barclays Bank PLC	68,021	(68,021)	—	—
Citibank NA	3,273	(3,273)	—	—
Goldman Sachs International	64,634	(64,634)	—	—
HSBC Bank USA NA	2,859	(2,859)	—	—
JPMorgan Chase Bank NA	2,108	(2,108)	—	—
JPMorgan Securities, Inc.	35,607	(35,607)	—	—
Standard Chartered Bank	39,071	(39,071)	—	—
UBS AG	3,667	(3,667)	—	—
Total	$220,769	$(220,769)	$—	$—

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

104  Annual Report

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization of Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Management is currently evaluating the impact that the adoption of the amendment will have on the Fund’s financial statements and related disclosures. For public business entities, the amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU apply to all entities that are required, under existing GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has evaluated the impact of the amendments and has elected to adopt these amendments and incorporate the changes in the current financial statements.

12. Subsequent Events

Management has evaluated subsequent events affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Annual Report  105

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Emerging Markets Income Portfolio, Lazard Enhanced Opportunities Portfolio, and Lazard Explorer Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Emerging Markets Income Portfolio, Lazard Enhanced Opportunities Portfolio, and Lazard Explorer Total Return Portfolio (collectively the “Portfolios”), three of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Portfolios except Lazard Emerging Markets Income Portfolio and Lazard Enhanced Opportunities Portfolio which are indicated in the table below, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios, as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Portfolio Name	Financial Highlights
Lazard Emerging Markets Income Portfolio	For the years ended December 31, 2018, 2017, 2016 and 2015 and for the period from April 30, 2014 (commencement of operations) through December 31, 2014
Lazard Enhanced Opportunities Portfolio	For the years ended December 31, 2018, 2017, 2016 and 2015 and for December 31, 2014 (commencement of operations)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and

106  Annual Report

financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 26, 2019

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Annual Report  107

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – 2016, 2019)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

108  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2019, 39 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report 109

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (1984)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (1958)	Treasurer (May 2003)	Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)

Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)) of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

110  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2018

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2018:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Emerging Markets Income	—%
Enhanced Opportunities	3.62
Explorer Total Return	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Emerging Markets Income	—%
Enhanced Opportunities	2.98
Explorer Total Return	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Annual Report  111

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

112  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS031

Lazard Funds Annual Report

December 31, 2018

Equity Funds

Lazard Developing Markets Equity Portfolio	Lazard International Equity Advantage Portfolio

Lazard Emerging Markets Core Equity Portfolio	Lazard International Equity Concentrated Portfolio

Lazard Emerging Markets Equity Advantage Portfolio	Lazard International Equity Portfolio

Lazard Emerging Markets Equity Blend Portfolio	Lazard International Equity Select Portfolio

Lazard Emerging Markets Equity Portfolio	Lazard International Equity Value Portfolio

Lazard Equity Franchise Portfolio	Lazard International Small Cap Equity Portfolio

Lazard Global Equity Select Portfolio	Lazard International Strategic Equity Portfolio

Lazard Global Listed Infrastructure Portfolio	Lazard Managed Equity Volatility Portfolio

Lazard Global Realty Equity Portfolio	Lazard US Equity Concentrated Portfolio

Lazard Global Strategic Equity Portfolio	Lazard US Equity Select Portfolio

Lazard International Compounders Portfolio	Lazard US Realty Equity Portfolio

Lazard US Small-Mid Cap Equity Portfolio

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

•	Assets and income;

•	Investment experience;

•	Transaction history;

•	Credit history; and

•	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

•	To provide advisory services to you;

•	To open an account for you;

•	To process a transaction for your account;

•	To market products and services to you; and/or

•	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

•	The right to request and obtain a copy of your personal information that we maintain;

•	The right to correct your personal information that we maintain;

•	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

•	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

•	Lazard Asset Management LLC

•	Lazard Asset Management (Canada), Inc.[2]

•	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
37	Performance Overviews (unaudited)
57	Information About Your Portfolio’s Expenses (unaudited)
65	Portfolio Holdings Presented by Asset Class/Sector
68	Portfolios of Investments
68	Lazard Developing Markets Equity Portfolio
72	Lazard Emerging Markets Core Equity Portfolio
76	Lazard Emerging Markets Equity Advantage Portfolio
84	Lazard Emerging Markets Equity Blend Portfolio
91	Lazard Emerging Markets Equity Portfolio
95	Lazard Equity Franchise Portfolio
97	Lazard Global Equity Select Portfolio
101	Lazard Global Listed Infrastructure Portfolio
104	Lazard Global Realty Equity Portfolio
105	Lazard Global Strategic Equity Portfolio
108	Lazard International Compounders Portfolio
111	Lazard International Equity Advantage Portfolio
118	Lazard International Equity Concentrated Portfolio
120	Lazard International Equity Portfolio
124	Lazard International Equity Select Portfolio
128	Lazard International Equity Value Portfolio
131	Lazard International Small Cap Equity Portfolio
136	Lazard International Strategic Equity Portfolio
140	Lazard Managed Equity Volatility Portfolio
148	Lazard US Equity Concentrated Portfolio
150	Lazard US Equity Select Portfolio
154	Lazard US Realty Equity Portfolio
156	Lazard US Small-Mid Cap Equity Portfolio
161	Notes to Portfolios of Investments
170	Statements of Assets and Liabilities
178	Statements of Operations
186	Statements of Changes in Net Assets
212	Financial Highlights
264	Notes to Financial Statements
310	Report of Independent Registered Public Accounting Firm
314	Board of Directors and Officers Information (unaudited)
317	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

In 2018, volatility returned to global markets. The economic trajectories of the major economies diverged during the year, with US growth accelerating and non-US growth decelerating. Tighter US monetary policy, declining oil prices, and trade tensions between the United States and China also increased risk aversion. Against this backdrop, almost every major developed and emerging equity market declined during the year. Despite the uptick in global market turbulence, our portfolio management teams remained steadfast in their investment discipline and continue to focus on fundamental research.

The US equity market ended the year down after a severe fourth quarter sell-off. During the quarter, volatility as measured by the CBOE Volatility® Index increased, corporate credit spreads widened, the yield curve flattened, and the yield on the 10-year US Treasury declined. Crude oil prices fell by nearly $29 per barrel on the back of concerns over flagging global demand and elevated supply.

In Europe, political risks increased throughout the year as the Italian election led to a governing coalition of the League and the Five Star Movement. The United Kingdom struggled with finalizing a resolution to exit the European Union (“Brexit”) and German Chancellor Angela Merkel announced she would step down in 2021. The European Central Bank ended its monthly asset purchase program in December, but kept its benchmark interest rate at zero.

Emerging markets equities and debt fell significantly in 2018 as macroeconomic and geopolitical developments weighed on market sentiment. The rising US dollar pressured most emerging markets during the year. In Turkey, uncertainty related to the country’s trade deficit was exacerbated by US sanctions and a diplomatic dispute with the United States over a detained American pastor. Uncertainty about trade and concerns about decelerating Chinese growth rippled through the global economy. Despite these challenges, our emerging markets equity and debt teams believe that many emerging markets still have solid fundamentals, and are well positioned to grow faster than the global growth average.

2  Annual Report

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overviews (unaudited)

Emerging Markets Equities

Emerging markets equities experienced a highly volatile year in 2018, dominated by mostly political and macroeconomic factors. At different moments, the markets were primarily affected by sanctions, the effects of strong US economic growth and a strong US dollar, and a major trade dispute between the United States and China. The MSCI Emerging Markets® Index fell by 14.6%, as measured in US dollar terms, over the year. Although several Latin American markets were negatively impacted by US dollar strength, Brazilian shares rallied towards year-end on the election of fiscal reform candidate, Jair Bolsonaro, and returns for the year were less impacted than in Asia. Asian markets were hurt by the trade rhetoric and particularly by tariff increases that were implemented after May.

Chinese equities fell by 18.9% over the year as trade measures, such as tariffs, were implemented and internet companies recorded decelerating revenues. Investor worries over the possibility of severe earnings volatility pressured large technology company stocks in Taiwan and Korea on a relative basis. Thai shares benefited from robust trade performance and Indian stocks performed well despite political worries towards year-end. Pakistani shares and currency, however, fell throughout the year as the country’s trade and financial position undermined returns.

Most Latin American markets performed poorly over the year, pressured by the strong US dollar and volatile commodity prices. The election of Andres Manuel Lopez Obrador in Mexico initially helped markets, as he impressed investors but then, following unusual political decisions, Mexican share prices declined. The regional returns for the year were dominated by Brazil, where stocks were initially negatively impacted by the effects of the strong US dollar, but were later buttressed by the presidential victory of fiscal reform-seeking candidate Jair Bolsonaro.

Despite being hit by ongoing threats and several versions of sanctions, Russian equities managed to rally and finish the year only marginally lower than zero. Greek shares fell sharply as measures to stabilize the stock market did not impress investors. Equities in

4  Annual Report

the Czech Republic and Hungary held up relatively well as European economic performance was sustained throughout the year. Shares in South Africa, which descended into recession, and Turkey, where interest rates had to be increased substantially after authorities appeared to demonstrate a lack of action in an inflationary crisis, were considerably hurt by the effects of the strong US dollar.

From a sector perspective, consumer discretionary, communication services, health care, information technology, and real estate were the biggest underperformers. Utilities and financials fell slightly, while energy stocks rose in 2018.

International Equities

International equities declined significantly in 2018 as investor sentiment was undermined by global macroeconomic and geopolitical trends, including interest rate pressures, trade disputes, and populism. Riskier assets around the world sold off, with many generating their worst calendar-year performance since the global financial crisis a decade ago.

The MSCI EAFE® Index declined 12.5% in the fourth quarter and was down 13.8% in 2018. Emerging markets equities (represented by the MSCI Emerging Markets Index) fell less in the fourth quarter, declining 7.5%, but also fell dramatically in the second quarter and ended 2018 down 14.6%. US equities joined the rout, with the S&P 500® Index plunging 13.5% in the fourth quarter to end the year down 4.4%. In the fourth quarter, international equities (represented by the MSCI EAFE Index) outperformed US equities (represented by the S&P 500 Index) by about 100 basis points (bps), fueled by December’s outperformance of more than 400 bps. These returns are notable given the outperformance of US equities over international equities over much of the past decade.

Over the past couple of years, we believed that investors had not been pricing in many global risks, especially in the United States. As global economic data began to plateau and decline from peak levels earlier in 2018, markets entered the later phases of the economic cycle. International equity valuations at this point came under more pressure, bearing the brunt of investor fears about

Annual Report  5

slowing global growth and geopolitical tensions. This trend began to change later in the fourth quarter as US equities (represented by the S&P 500 Index) in December dropped 9%.

The latest economic data shows a deceleration in global growth, with recent indicators for manufacturing in decline. In the United States, which had resisted the slowing global trend, manufacturing (as measured by the Institute for Supply Management’s manufacturing index) decreased unexpectedly in December to a 2-year low. In Europe, leading indicators fell from elevated levels, and the euro zone’s 0.2% fourth quarter rise in GDP was the lowest since 2014. The Japanese economy contracted 0.3% in the third quarter with the MSCI Japan® Index returning -14.2% in the fourth quarter. China, in the meantime, has implemented stimulus (including liquidity injections, tax cuts, and regulatory easing) for several months as its economy slows and US tariffs weigh on sentiment.

One of the main factors compressing multiples in global equity markets has been political uncertainty. In the United States, trade tensions persisted, while the government shut down over funding for a physical wall on the nation’s southern border. In the United Kingdom, Prime Minister Theresa May’s Brexit deal with the European Union drew opposition from across the UK political spectrum, raising further investor uncertainty as the March 29th deadline for a deal draws closer. Elsewhere, France, Italy and Germany also experienced their own political tensions.

The decline of investor confidence in 2018 was most pronounced in emerging markets equities, with the MSCI Emerging Markets Index falling 14.6% for the year. Most of these losses occurred earlier in the year before the decline in developed markets. Some of this performance reflected the fact that emerging markets generated extraordinary returns in 2017 and that the asset class is relatively volatile. However, the downturn was also due to a significant shift in investor sentiment going into the year, when confidence was high as the major global economies appeared to be growing together and investors expected healthy earnings. Within a few months, however, US economic growth, boosted by tax cuts and fiscal stimulus, appeared to diverge from the rest of the world.

6  Annual Report

Relatively strong US growth supported further rate hikes by the US Federal Reserve (“Fed”), which in turn boosted the US dollar early in the year.

The rising dollar put pressure on emerging markets in general, but investors focused on countries with high current account deficits and/or significant holdings of US dollar-denominated debt, significantly impacting Argentina’s and Turkey’s equity markets. Another weight on emerging markets sentiment last year was trade. President Donald Trump in 2018 took action against trade deficits, implementing or threatening tariffs on nearly a quarter of US imports. Uncertainty about trade lowered Chinese confidence just as policymakers were trying to restrict credit growth, reduce systemic risk, and deleverage the economy. Chinese equities sold off, and decelerating Chinese growth rippled through the global economy. However, in the fourth quarter, emerging markets showed signs of resilience, with equities down far less than in developed markets.

The uncertainty and volatility global investors faced in 2018 will likely continue in 2019. We see this, however, as a partly positive development. The fact that investors are pricing in risks leads us to be more constructive about markets going forward given that valuations have come down. We acknowledge challenges for growth, geopolitics, and corporate earnings, but we also note that prior market reversals have led to more realistic pricing and, in some cases, opportunities.

US Equities

The S&P 500 Index fell 4.4% for the year. Following strong performance in 2017, stocks continued to set new records into the new year as solid economic data and progress in government initiatives spurred investor optimism. Corporate earnings and other indicators of economic health were largely positive, as the majority of companies reported quarterly earnings above expectations, the economy continued to add jobs at a strong rate, and consumer confidence hit an 18-year high in September. Annualized GDP growth readings during the year were broadly above consensus expectations, with second and third quarter readings at multi-year highs. However, markets suffered their worst quarter since 2011 in

Annual Report  7

the fourth quarter, as many investors worried that valuations for many higher-growth companies had gotten extended, while continued concerns about a prolonged US government shutdown, tariffs, Brexit, and a slowdown in the housing and oil markets accelerated the sell-off.

Global Securities

Global equities fell over the year. Although global economies remained on solid footing, the synchronized growth theme faded by the close of the year. The United States led gains through the first nine months of the year, with strong corporate fundamentals and powerful economic drivers. The Fed continued to hike rates at a measured pace and the yield on the US 10-year bond rose back above the 3% level. Trade concerns permeated, but some progress was made as the United States reached a preliminary agreement with Mexico and Canada and took steps toward resolving its differences with the European Union. Europe underperformed on renewed political anxiety and as the European Central Bank shifted its focus towards the end of its quantitative easing policy. The United Kingdom lagged, as the Brexit process dragged on without a clear deal in sight, while emerging markets were beset by concerns of slowing growth. Global markets declined sharply in the fourth quarter, as heightened trade tensions between the United States and China and added uncertainty around the Fed’s trajectory for future rate hikes drove an increase in volatility.

Global Infrastructure

During the year, the decline in global equity markets was steep and broad-based, partially reversing the gains in 2017. Dominating headlines in 2018 were concerns about the uncertainty around trade, investors’ low confidence, Italian budget disputes, a Brexit impasse, and interest rate concerns. The Fed hiked rates four times during the year, increasing the benchmark federal funds rate to 2.50% and indicating in its statement that further rate hikes would be appropriate, although emphasizing uncertainty around the exact timing. Italy reached a deal with the European Union over its 2019 budget, agreeing to reduce its deficit target to 2.04%.

8  Annual Report

Real Estate Equities

After a turbulent year in which the US real estate investment trust (“REIT”) market was at times lagging broader equities by more than twelve percentage points, a strong fourth quarter helped close the underperformance gap so that 2018 ended with the -4.3 % return of the MSCI USA Investable Market Index (“IMI”) Core Real Estate® Index, in line with the -4.4% return for the S&P 500 Index. While still marred by overall stock market weakness in the fourth quarter, REITs ended up benefiting from a risk-off environment and lower than expected interest rates. Triple net (a lease agreement on a property where the tenant or lessee agrees to pay all real estate taxes, building insurance, and maintenance (the three “nets”) on the property), manufactured homes, and healthcare REITs delivered the best total return during the year, while community center retail, office, and data center REITs fared the worst.

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2018, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of -20.58%, while Open Shares posted a total return of -20.83%, as compared with the -14.58% return for the MSCI Emerging Markets Index.

Stock selection in the communication services, consumer staples, energy, financials, industrials, information technology and materials sectors as well as in Russia, China, and Taiwan detracted value. Baidu, a Chinese internet search company, declined on concerns of lower growth as the domestic economy slowed. China State Construction, a Chinese building and engineering services firm, fell as investors were disappointed by the slow pace of balance sheet improvement. Samsung Electronics, a South Korean technology company, eased in step with declining prices of memory chips. First Quantum, a copper miner with assets in Zambia, moved lower with commodity prices and concerns about new potential tax policies. Kingsoft, a Chinese gaming and software company, underperformed after it delayed the launch of its JX III mobile game.

In contrast, stock selection in the consumer discretionary sector as well as in Brazil, South Africa, and India helped performance. An

Annual Report  9

underweight in the communication services sector, South Africa and South Korea, and an overweight in the energy sector, Peru and China also added value. Novatek, an independent Russian oil and gas producer, outperformed on the continued ramp-up of Yamal Liquified Natural Gas (“LNG”) and the announcement of partnerships for Arctic LNG. Duratex, a Brazilian producer of wooden panels and sanitary chinaware products, rose after the election of President Jair Bolsonaro and on the expectation of rising prices and margins in the fourth quarter of 2018. Notre Dame Intermedica, a Brazilian vertically integrated healthcare insurance and medical service provider, did well on solid results. China Gas Holdings, a Chinese gas distribution company, outperformed as strong gas demand continued and concerns on distribution margins and connection fees were eased. Li Ning, a Chinese sportswear manufacturer, outperformed on optimism that its business would deliver strong results.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2018, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of -18.12%, while Open Shares posted a total return of -18.43%, as compared with the -14.58% return for the MSCI Emerging Markets Index. The R6 Shares posted a total return of -17.52% since inception on April 6, 2018 through December 31, 2018, as compared with the -15.48% return for the MSCI Emerging Markets Index for the same period.

Stock selection in the information technology and consumer discretionary sectors detracted from returns, as did stock selection in China, India, and Taiwan. Off-benchmark exposure to Argentina hampered returns, as it was one of the worst performing equity and currency markets. Grupo Supervielle, an Argentine private sector bank, hurt performance, as the Argentine peso was one of the worst performing currencies over the year due to external debt concerns and US dollar strength. Following newly imposed sanctions on Russia, Sberbank, the leading bank in the country with access to a large deposit base, was a detractor for the year. Tofas, a Turkish manufacturer and exporter of passenger and commercial vehicles, declined as potentially lower demand in key export markets, including Italy

10  Annual Report

and Spain, weighed on the company’s share price. We sold the security during the year. New Oriental Education, a Chinese private education business, underperformed due to rising trade tensions with the United States and weaker economic data. China National Building Material, a Chinese building materials company, pulled back on domestic GDP growth concerns.

In contrast, stock selection in the industrials sector helped performance during the year, as did stock selection in Brazil and Colombia. In addition, an overweight to Brazil and Russia, along with an underweight to China, added to returns. Russian integrated oil company, LUKOIL, outperformed as the company announced a share cancellation and provided clarity over its planned share buyback program. Brazil was one of the best performing equity markets over the year following the election victory of president-elect Jair Bolsonaro, who is perceived by many to be the more market-friendly candidate. As a result, Brazilian securities Banco do Brasil, a state-owned bank, and Azul, an airline company, were among the best performing securities in the Portfolio. HDFC Bank, a private sector Indian bank, ended higher on a pick-up in loan growth for private sector banks quarter-over-quarter. Ecopetrol, a Colombian integrated oil company, benefited from higher energy prices over the year.

Lazard Emerging Markets Equity Advantage Portfolio

For the year ended December 31, 2018, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of -16.23%, while Open Shares posted a total return of -16.40%, as compared with the -14.58% return for the MSCI Emerging Markets Index.

Stock selection in the financials and industrials sectors accounted for the underperformance for the year. The less-than-benchmark exposure in financials sector and greater-than-benchmark exposure in the real estate sector detracted slightly for the year. Stocks that detracted included Sberbank, which was hurt by the Russian sanctions, as the sanctions were expected to reduce loan demand. The company also reported weakening in their net-interest margins, which concerned investors. Turk Telekomunikasyon, the leading telecommunications firm in Turkey, fell on concerns over their abil-

Annual Report  11

ity to repay their non-lira denominated debt with the sharp fall in the Turkish lira. In our view, while they maintain outstanding debt, they are not unduly levered relative to their industry. Country Garden, a property development company based in China, suffered after they reported two accidents resulting in a loss of life. The company announced a halt of all construction until inspections could be completed. The overhang coupled with weaker sales growth in the second half of 2018 caused a sharp sell-off in the stock.

Conversely, stock selection was favorable in the consumer staples and information technology sectors. Less-than-benchmark exposure in the consumer discretionary sector and greater-than-benchmark exposure to the information technology sector also added value for the year. Stocks that contributed to the year’s return included Yageo, the Taiwan electronics component manufacturer, which enjoyed a strong first half of the year. The industry’s continued appetite for mid-end and high-end components, including ceramic capacitators and chip resistors, along with chronic shortages have benefited the company and allowed the company to maintain favorable pricing. After a difficult first quarter, LG Uplus, the Korean telecom, rebounded with a 17% gain for the year. They reported a solid increase in operating profits and substantial subscriber growth driven by its new data plan. Yuanta Financial, the Taiwan investment banking and brokerage concern, also recovered from a first quarter sell-off; their brokerage business continued to gain strength supported by a high level of market activity and interest from retail investors.

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2018, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of -21.05%, while Open Shares posted a total return of -21.39%, as compared with the -14.58% return for the MSCI Emerging Markets Index.

Performance was hurt by the Portfolio’s allocation to small cap stocks and dynamic allocation between value and growth stocks. Another detractor was stock selection in the energy, financials, health care, and information technology sectors as well as stock

12  Annual Report

selection in China, Korea, Russia, Taiwan, and Turkey. Finally, the Portfolio’s greater-than-benchmark exposure to Turkey and off-benchmark exposure to Argentina lowered returns.

In contrast, the Portfolio benefited from stock selection in the utilities sector as well as in Brazil, Colombia, and India. Performance was also helped by lower-than-index exposures to the communication services sector and to South Africa.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2018, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of -18.09%, while Open Shares posted a total return of -18.32%, and R6 Shares posted a total return of -18.09%, as compared with the -14.58% return for the MSCI Emerging Markets Index.

During the year, shares of Cielo, a Brazilian credit card processor, fell on concerns about increased competition and regulatory change. SK Hynix and Samsung Electronics, a Korean semiconductor manufacturer and a Korean manufacturer of electronic goods, respectively, were both hurt by falling memory chip prices. Sberbank, a Russian bank, was hurt by renewed sanction concerns. Concerns over recent weakness in Apple smartphone sales negatively affected sentiment for AAC Technologies, a Chinese manufacturer of smartphone components. Stock selection within the financials and energy sectors and within Brazil and Russia hurt performance. A higher-than-index exposure to Turkey also detracted from value.

In contrast, Banco do Brasil, a Brazilian bank, continued its recent strong performance with more positive data in Brazil for loan growth, non-performing loans, and net interest margins, and optimism for economic reforms under the Bolsonaro administration. Tata Consultancy Services, an Indian IT services provider, continued to benefit from a weaker rupee and improved sentiment regarding IT spending across the sector. LUKOIL, a Russian energy company, benefited from the environment of higher oil prices and a weaker ruble, and shares were also boosted by a share buyback program. ENN Energy, a Chinese gas distribution company, continued to benefit from healthy volume growth and the government’s

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strong push to boost gas consumption. Petrobras Distribuidora, an operator of petrol stations in Brazil and throughout Latin America, was boosted by positive sentiment on the back of the election of market-friendly candidate, Jair Bolsonaro. Stock selection within China helped performance. A greater-than-benchmark exposure to Russia also added value.

Lazard Equity Franchise Portfolio

For the year ended December 31, 2018, the Lazard Equity Franchise Portfolio’s Institutional Shares posted a total return of -5.10%, while Open Shares posted a total return of -5.34%, as compared with the -8.71% return for the MSCI World® Index.

Express Scripts shares performed strongly during the year, driven by strong results including an encouraging outlook for 2019 claims volumes. Furthermore, Express Scripts shareholders approved the acquisition by Cigna, despite the short-lived opposition of activist investor Carl Icahn. We exited our position in the fourth quarter of the year to make room for new investment candidates with better risk/reward characteristics.

SES, one of the leading providers of satellite infrastructure, was one of the strongest contributors to performance following market speculation that a deal will be completed on C-Band spectrum in the United States for use by mobile operators for 5G networks during 2019. This was supported by a series of positive developments including the US Federal Communications Commission (FCC) voting to approve allocation of some or all of the 500 MHz C-Band spectrum for 5G use, at least two FCC Commissioners speaking in favor of a market-based approach, and Eutelsat signing up to the Intelsat-SES consortium. Telesat also signed up to the consortium. We have undertaken a review of the potential release of the C-Band spectrum for 5G use in the United States and have incorporated the valuation, on a risk-adjusted basis while applying what we believe to be a margin of safety, in our base value for SES.

US company Cisco, the dominant global manufacturer of switch and router networking equipment, performed strongly during the year. Cisco’s results demonstrated growth across multiple busi-

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nesses, including its core switch business, which generated stagnant revenue growth in recent years. Cisco also showed progress in growing recurring revenues, and the ongoing conversion of customers to subscription plans. We believe that underlying revenues in the core switch business are stronger than headline numbers suggest, given the drive to sell new products on subscription plans. Cisco is a strong generator of cash, with no net debt.

Medical waste services business Stericycle was the largest detractor during the year. We remain somewhat perplexed by its performance in 2018, as we believe the business continues to perform well. Stericycle’s regulated concession pricing is tracking as expected, core regulated waste continuing to grow and the late 2017 restructuring program (headcount reduction and sourcing initiatives) is already yielding around half of the targeted recurring savings. Additionally, results were improved by reduced taxes, depreciation and interest costs. The company continues to execute well on its enterprise resource planning system integration, although this will not be completed until 2022, and it is selling underperforming assets. We believe that Stericycle is one of the most attractive names in our Franchise universe and we used the price falls to increase our stake in the business during the year.

US drug distributor McKesson fell during the year. CEO and Chairman John Hammergren announced his resignation effective March 2019, to be succeeded by COO Brian Tyler, who previously ran Europe and US Pharma. We regard Hammergren’s departure as a positive development, as McKesson had missed several important performance targets. Additional positive news was the announcement Rite Aid has renewed its drug distribution services with McKesson for 10 years to 2029, albeit most likely at lower pricing, and the sale of half of McKesson’s stores to Walgreens. Finally, a New York court has found the state’s Opioid Stewardship Act, which required the company to put a portion of its sales of opioids into a fund for the purposes of dealing with the opioid crisis, unconstitutional. The firm is still expecting to spend around $100 million on opioid related costs in 2019.

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Lazard Global Equity Select Portfolio

For the year ended December 31, 2018, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of -7.12%, while Open Shares posted a total return of -7.33%, as compared with the -9.42% return for the MSCI All Country World® Index (“ACWI”).

Stock selection in the health care sector contributed to performance. Shares of healthcare IT company IQVIA rose after the company reported third-quarter results above expectations, driven by strength in its R&D Solutions segment. Stock selection in the consumer staples sector also helped returns. Shares of Coca-Cola rose after the company reported strong earnings in the latter half of the year, driven by strong organic sales growth, refranchising, and ongoing productivity initiatives.

In contrast, less than-benchmark exposure to the utilities sector detracted from performance, as the sector was among the best performers in the benchmark index during the year. Stock selection in the energy sector also hurt returns. Shares of oil services provider Schlumberger fell along with peers amid a steep decline in oil prices during the year.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2018, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of -3.73%, while Open Shares posted a total return of -3.98%, as compared with the 2.56% return for the Global Listed Infrastructure Index (USD Hedged)1 and -8.71% return for the MSCI World Index.

SES, one of the leading providers of satellite infrastructure, was the strongest contributor to performance following market speculation that a deal will be completed on C-Band spectrum in the United States for use by mobile operators for 5G networks. We have undertaken a review of the potential release of the C-Band spectrum for 5G use in the United States, and have incorporated the valuation on a risk-adjusted basis, while applying what we believe to be a margin of safety, in our base value for the company. This was supported by a series of positive developments, including

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the FCC voting to approve allocation of some or all of the 500 MHz C-Band spectrum for 5G use, and at least two FCC Commissioners speaking in favor of a market-based approach, and Eutelsat signing up to the Intelsat-SES consortium.

Red Electrica, owner of Spanish electricity transmission assets, rose during the year. Newsworthy events included the purchase of a transmission concession in Peru for 181 million euros, albeit a high price, and the Spanish Commission of Markets and Competition (CNMC) confirming a recommended 5.6% allowed return for the next regulatory period. The CNMC is currently an advisory body only; the ultimate decision on prices is made by the Ministry of Industry. This is likely to change in future with the CNMC being given more say in the final decision. We consider an adjustment in the decision making process, from an elected ministerial official to an independent commission, as a positive development.

The most significant detractor during the year was Atlantia, an Italian holding company operating toll motorways and airports, as the company’s share price fell sharply after the collapse of the Morandi bridge in Genoa. The tragedy resulted in the death of 43 people and censure from the Italian government, including the start of a process to revoke the concession agreement. Investigations into the collapse are ongoing and we believe are unlikely to yield specific details of causality or financial liability to the company for some time. It is worth noting the concession agreement includes terms that, in the event the concession is revoked and Atlantia is found responsible, the Italian government will pay Atlantia the remaining value of the concession less 10% of the equity portion as a penalty. The company has so far expressed condolences to the victims, indicated 500 million euros is available for compensation and bridge re-building, and confirmed full compliance with all concession requirements, including maintenance and safety monitoring of the bridge. We have been in regular contact with Atlantia management and continue to monitor the situation closely. Another detractor during the period was PG&E after its share price fell due to concerns that the utility equipment of the company may have contributed to the spate of wildfires in northern California that occurred in early November 2018.

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Lazard Global Realty Equity Portfolio

For the year ended December 31, 2018, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of -11.86%, while Open Shares posted a total return of -12.14%, as compared with the -6.33% return for the MSCI ACWI IMI Core Real Estate® Index.

The underperformance was due to both poor country and stock selection, with the negative impact weighted toward stock selection. Country selection negatively affected performance due to a general overweight within emerging markets, primarily Brazil, India, and Indonesia. Poor stock and sector selection was primarily concentrated in North America (Canada and United States) as those markets shifted toward defensive positioning which benefited longer-term leased sectors such as health care and triple net REITs. With the Portfolio’s less-than-benchmark exposure to those sectors due to lackluster property fundamentals and little earnings growth for the US-based healthcare REITs, performance lagged. Negative contributors to relative performance also included some emerging market-based companies, namely SOHO China, Times China, and Emaar Properties (UAE), and in one US company, Weyerhaeuser. While we view these companies as top-quality real estate companies that generated outsized cash flow growth within their respective regions, and trade at significant discounts to fair value, emerging markets were weaker throughout 2018 due to concerns of a global economic slowdown, trade tensions, government-enacted policies meant to curb property price appreciation in China, and lower oil prices in the UAE. As a result of the more negative macro sentiment in China, the Portfolio consolidated its Chinese exposure during the second half of 2018 by exiting Times China. Weyerhaeuser, meanwhile, was hurt by trade tensions, tariff concerns, and falling timber prices due to an oversupply in the market. This glut has begun to dissipate and with that shift, lumber prices have begun to recover.

From an individual stock perspective, the primary contributors to relative performance were Americold (United States, industrial), American Tower (United States, telecom/infrastructure), and Goodman Group (Australia, industrial). Americold, an owner of special-

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ized cold storage industrial properties, benefited from strong execution post-IPO and increasing investor acceptance of the unique cold storage warehouse sector. As one of the largest global owners of telecommunication towers, American Tower continues to benefit from the strong growth in data transmission and the move to 5G throughout the globe and is posting among the highest levels of earnings growth among US-domiciled REITs. Meanwhile, Goodman Group, a global player in industrial warehouses, is benefiting from the increasing demand for logistics-oriented properties due to e-commerce and global trade.

Lazard Global Strategic Equity Portfolio

For the year ended December 31, 2018, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of -9.16%, while Open Shares posted a total return of -9.39%, as compared with the -9.42% return for the MSCI ACWI.

Stock selection benefited relative performance during the year. In the communications services sector, media and entertainment companies, French video company, Ubisoft, and American video company, Activision, both had good starts to the year before being sold off in the fourth quarter, while South African multinational internet and media group, Naspers, suffered due to its holding in Tencent. In the industrials sector, capital goods company, Bunzl, performed well with its solid balance sheet and strong cash flows supporting the stock, while the professional publisher RELX also held up well. In New Zealand, a private equity bid for Trade Me, the largest internet auction website operating in New Zealand, helped to validate our view that the stock was undervalued. In the financials sector, our holding in Intercontinental Exchange performed well, as the company benefited from greater market volatility.

On the negative side, the Portfolio’s energy holdings, EOG, Suncor, and Halliburton, were perceived as linked to the falling oil price, and on a relative basis, the Portfolio was hurt by its low exposure to the utilities sector. In the consumer discretionary sector, luxury watchmaker, Swatch, fell on cyclical concerns despite having a very strong balance sheet while Techtronic, a designer and manufacturer of power tools and outdoor power equipment, fell on weak

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results from the United States. Our Japanese small cap holdings, Digital Garage and TechnoPro, were hurt on cyclical concerns despite giving solid results. Within emerging markets, Indian bank ICICI recovered from market jitters helped by currency stabilization and solid results.

New Fund Launched: Lazard International Compounders Portfolio

We are pleased to announce the December 31, 2018 launch of the Lazard International Compounders Portfolio. Fund commentary is not available at this time due to the short interval between the Portfolio’s inception date and the end date of the period covered by this annual report. However, we look forward to providing you with a performance review of this Portfolio in the next Lazard Funds annual report.

Lazard International Equity Advantage Portfolio

For the year ended December 31, 2018, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of -16.26%, while Open Shares posted a total return of -16.52%, as compared with the -13.79% return for the MSCI EAFE Index.

Adverse stock selection accounted for the year’s underperformance. The Portfolio underperformed the MSCI EAFE Index in seven of eleven sectors, and was hurt primarily by holdings in the consumer discretionary, materials, and information technology sectors. Health care and consumer staples sector holdings added value in the year. Regionally, stock selection was strongest in Asia ex-Japan, but lagged in Europe, including the United Kingdom. Our residual cash position helped to mitigate negative returns. Lazard’s factor family (factors used in quantitative analysis and the weight placed on those factors) performance was mixed, as value provided favorable results offset by weakness in sentiment and growth.

Detractors for the year included Covestro, the German chemicals company, which struggled in the year with the uncertain global economic outlook. Their proprietary polyurethane precursor product, TDI, is facing new competition from two rival chemical firms, which will place pressure on prices. They issued a profit warning in

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November, further depressing the stock. Continental AG, the German tire manufacturer, issued a profit warning in August after their second quarter conference call warning of lower margins and revenues across all of their divisions. The timing disappointed analysts who downgraded the stock. With the outlook for auto sales remaining uncertain, the stock has continued to sell off. Deutsche Lufthansa also disappointed, as the airline’s focus remains on cutting costs to preserve profit, as fare growth is slight at best while fuel costs are rising. Strong competition from low-cost airlines in Europe and national carriers in Asia and the Middle East is pressuring fares to all regions.

Stocks that contributed to the Portfolio’s return included CSL, as the Australian biotech giant was one of the Portfolio’s largest active positions. Demand for the company’s hemophilia drug and other higher margin offerings, including plasma protein therapies, remains high. The company retains a dominant market position and its growth continues to outpace its competitors. We have trimmed our overweight modestly over the course of the year. Elsewhere, Evraz, the UK-listed Russian steel producer, posted strong results during the year and has a significant dividend yield of 15%. The price of vanadium, which is used in the manufacture of various auto components, increased during the year and a healthy steel market backdrop aided rapid deleveraging and higher shareholder returns. Finally, Saracen Mineral Holdings, the Australian gold mining concern, enjoyed strong returns notably in the last quarter as gold prices surged with some investors exiting stocks in favor of tangible assets. The company maintains extensive reserves, which should allow it to meet its ambitious growth targets.

Lazard International Equity Concentrated Portfolio

For the year ended December 31, 2018, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total return of -16.20%, while Open Shares posted a total return of -16.47%, as compared with the -14.20% return for the MSCI ACWI ex-US.

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In a very volatile year, performance for the Portfolio was the result of a combination of some significant wins and losses in individual stocks, as one would expect in a concentrated portfolio. However, the effect of stock selection explains slightly less than half of the underperformance against the benchmark, with most of the underperformance explained by allocation (i.e. stock weighting). The Portfolio was negatively affected by some problematic stocks, which detracted from performance. Three of the four stocks were sold in the year, as the team judged that the investment thesis had been violated. In the communication services sector, our holding in Turkcell fell sharply, although the main driver of this was the acute depreciation of the Turkish Lira, as the country battled a material current account deficit and erratic political leadership. The son-in-law of President Erdogan was appointed the head of the Turkish central bank during the period, which led the market to question the independence of the central bank, triggering the violent selling of the currency. We believe Turkcell management actually executed well during the period, and the business model proved relatively defensive when compared with other sectors including banks, but this was not enough to offset the difficult macro situation in Turkey created by President Erdogan.

French global automotive supplier, Valeo, which has been a long term (and largely successful) holding in the Portfolio, was also sold in the period as our thesis, specifically that growth in the order book would lead to impressive organic growth in revenues and operating profit, was challenged by some uncharacteristically weak quarterly numbers. Despite detailed work, we were not able to reconcile the relationship of orders to revenues, and weak cash conversion also represented a problem. We think, given this, Valeo will struggle to meet its medium-term financial targets and we will assess the stock again after this potential disappointment.

Lastly, our holding in British American Tobacco (“BAT”) fell as a combination of high leverage after the Reynolds acquisition, fears about disruption from vaping products including Juul, and the Food and Drug Administration’s attempt to ban menthol cigarettes hit the stock. We still believe vaping will be incremental to overall nicotine demand and that BAT will launch a competitive product

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with an attractive form factor, but in the short term, it could be a headwind. The stance of the FDA has not been helpful for BAT shareholders. For the first time, the availability of vaping products means that the FDA’s threat to reduce nicotine content in cigarettes must be taken seriously. Addicted consumers can now satisfy their craving in a less harmful way. BAT is threatened by any action on menthol cigarettes, since after the Reynolds acquisition around 15% of operating profit comes from menthol, mostly under the Newport brand. Our scenario analysis showed an increased probability of a more acute bear case scenario, where falling operating profit would combine with this higher financial leverage, and have an adverse effect on equity value, hence the team decided to exit the position.

On the positive side, stock selection in the industrials sector was very helpful to overall performance. Two stocks in particular, Safran and Wolters Kluwer (“Wolters”), contributed over 2.5% to outperformance. Safran, the French Aerospace engine manufacturer, appreciated materially after the firm successfully ramped up deliveries of the LEAP engine. Our investment thesis, that a greater proportion of aftermarket engines spares and supplies in the overall business mix would enhance financial profitability and stability, gained a greater appreciation among the investing community. Safran’s performance was enhanced by the successful integration of Zodiac Aerospace, an underperforming manufacturer of aerospace seating. Our impression was that Zodiac Aerospace was undermanaged and had a relatively simple product when compared with the equipment typically made by Safran. This has been supported by recent results, which indicate a rapid turnaround at Safran is underway. Netherlands professional publisher, Wolters, is a very different business model to Safran, although the essence of the investment thesis was similar. Wolters, like Safran, was experiencing a change in its mix of business, which we were able to identify before a majority of market participants. This change in mix would, we believed, lead Wolters to be a company with faster organic growth, better margins, and a more stable recurring business model. The specific business mix change at Wolters was the transition from print to digital. As print subscriptions declined, and digital subscriptions increased, the overall organic growth of the

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business accelerated. This is relatively simple, but was poorly understood by the market, in our view. In addition, we have very high regard for Wolters digital products, which are typically software packages that automate and simplify professional services including law, medical services, and accounting. They are almost indispensable and natural monopolies, making them very highly profitable, stable businesses. Wolters has lower financial productivity when compared with Safran, but had a very pronounced positive multiple rerating. We have maintained our position in Safran, but sold our position in Wolters in the year, as it reached our target price during the period.

Stock picking in the health care and information technology sectors was also helpful. Medtronic, a Dublin-based but US-focused medical device company, had a much better period of execution in 2018, vindicating our decision to add to the stock during the challenging year before. The company showed the formula of mid-single digit organic growth and positive operating leverage from the fixed selling, general and administrative expenses base of sales people was intact. The execution was not remarkable, but the very low valuation of the company when compared with medical device company peers showed it was priced for disappointment, while we view Medtronic as a great business led by a decent management team. In the information technology sector, our holdings in SAP, the German enterprise software company, Taiwan Semiconductor, a Taiwan-based manufacturer of semiconductors, and Digital Garage, the Japan context company, were also helpful to relative return.

Lazard International Equity Portfolio

For the year ended December 31, 2018, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of -13.61%, while Open Shares posted a total return of -13.83%, and R6 Shares posted a total return of -13.62%, as compared with the -13.79% return for the MSCI EAFE Index.

Stock selection in the consumer staples sector detracted from relative returns. British American Tobacco declined as a potential ban of menthol in the US combustibles market made the potential for significant earnings per share contraction more of a reality. For several quarters, we had thought the growth algorithm in the com-

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bustible business (revenues lost from modest volume declines were more than offset by revenues gains by price increases) remained generally intact, despite a short-term larger volume setback early in the year, and the stock represented good relative value. However, due to the fact that management had more recently appeared less confident in their margin outlook, along with the potential menthol ban and high financial leverage in the business model, we deemed the thesis impaired and sold the stock. In the energy sector, the Canadian integrated oil sands and refinery company, Suncor, lagged on the back of a very weak commodity. With cash operating costs below $50/barrel, however, we believe Suncor will continue to generate significant free cash flow. Management spent the past several years repositioning their portfolio by selling highly valued infrastructure and renewables as well as downstream assets and buying cheap, synergistic oil assets. Total operating costs continue to decline while production growth remains steady amidst declining capital expenditures. This capital allocation model allows Suncor to be one of the rare large energy companies with the ability to buy back stock and increase their dividend. Lastly, the Portfolio’s lower-than-benchmark weights in the utilities and health care sectors detracted from relative returns.

In contrast, stock selection in the consumer discretionary sector was among the largest drivers of relative returns. Don Quijote, a Japanese discount retailer that focuses on lower cost household items to drive store traffic, performed well, rising almost 20%. The company announced a favorable, significant transaction with FamilyMart involving Don Quijote taking full control of FamilyMart’s struggling Uny chain of stores, while FamilyMart made a tender offer for 20% of Don Quijote shares in the market. Elsewhere, stock selection in the financials sector was additive to relative returns. Aon, the global insurance broker domiciled in the United Kingdom, helped performance during the year. This long-term holding has demonstrated the ability to generate strong free cash flow from operating leverage derived from improving organic growth and disciplined spending and capital allocation. The rising free cash flow has been used for sizable and consistent share buybacks. More recently, investors have rewarded the stock for the increasingly consistent level of organic revenue growth. Also in the finan-

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cial services sector, DBS Group Holdings, Singapore’s largest bank, outperformed. Our original thesis was predicated on an increase in net interest margins and fading bad debt charges. In a year when most US and European banks saw significant multiple compression, DBS outperformed with higher margins resulting from a consistent focus on increasing digitization, improving credit quality, and solid loan demand. Stock selection in the health care sector was also beneficial to relative returns as shares of Medtronic, the Irish-domiciled global leader in medical devices, positively impacted performance. Our thesis of improving revenue growth from new product launches coupled with margin expansion from an increased focus on costs continued to play out.

Lazard International Equity Select Portfolio

For the year ended December 31, 2018, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of -14.90%, while Open Shares posted a total return of -15.16%, as compared with the -14.20% return for the MSCI ACWI ex-US.

Stock selection in the consumer staples sector detracted from relative returns. BAT declined as the sensitivities around the potential ban of menthol in the US combustibles market made the potential for significant earnings per share contraction more of a reality. For several quarters, we had thought the growth algorithm in the combustible business (revenues lost from modest volume declines were more than offset by revenues gained by price increases) remained generally intact, despite a short-term volume setback early in the year, and the stock represented good relative value. However, due to the fact that management had more recently appeared less confident in their margin outlook, along with the potential menthol ban and high financial leverage of the business model, we deemed the thesis impaired and sold the stock. In the energy sector, the Canadian integrated oil sands and refinery company, Suncor, lagged on the back of a very weak commodity. With cash operating costs below $50/barrel, however, we believe Suncor will continue to generate significant free cash flow. Management spent the past several years repositioning their portfolio by selling highly valued infrastructure and renewables as well as downstream assets and buying cheap, synergistic oil assets. Total operat-

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ing costs continue to decline while production growth continues amidst declining capital expenditures. This capital allocation model allows Suncor to be one of the rare large energy companies with the ability to buy back stock and increase their dividend. Additionally, the Portfolio’s lower-than-benchmark weight to the outperforming energy sector detracted from relative returns.

In contrast, stock selection in the financials sector was among the largest drivers of relative returns during the year. After a period of deteriorating credit quality, Indian bank ICICI Bank’s problem assets, in our view, have peaked and should begin to fall. As domestic loans increase relative to the total, these higher margin loans should also provide a tailwind for net interest margins. As a beneficiary of the recent liquidity squeeze in Indian markets resulting from the debt default from a non-bank financial competitor, the path to a mid-teens return on equity is clearer and should drive the book value multiple higher as a result. Elsewhere, Aon, the global insurance broker domiciled in the United Kingdom, helped performance during the year. This long-term holding has demonstrated the ability to generate strong free cash flow from operating leverage derived from improving organic growth and disciplined spending and capital allocation. The rising free cash flow has been used for sizable and consistent share buybacks. More recently, investors have rewarded the stock for the increasingly consistent level of organic revenue growth, which has enabled the compounding effect of the company’s solid return on equity of nearly 20%. Also in the sector, DBS Group Holdings, Singapore’s largest bank, outperformed. Our original thesis was predicated on an increase in net interest margins and fading bad debt charges. In a year when most US and European banks saw significant multiple compression, DBS outperformed with higher margins resulting from a consistent focus on increasing digitization, improving credit quality, and solid loan demand. Stock selection in the health care sector was also beneficial to relative returns as shares of Medtronic, the Irish-domiciled global leader in medical devices, positively impacted performance. Our thesis of improving revenue growth from new product launches coupled with margin expansion from an increased focus on costs continued to play out.

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Lazard International Equity Value Portfolio

Since inception on October 31, 2018, the Lazard International Equity Value Portfolio’s Institutional Shares posted a total return of -8.49%, while Open Shares posted a total return of -8.63%, as compared with the -4.97% return for the MSCI EAFE Index.

Great Canadian Gaming (“GC”), the largest casino operator in Canada, contributed to performance in the fourth quarter. When we invested in GC, the company had just won a large contract to operate and redevelop casinos in the Greater Toronto Area (“GTA”). This contract consisted of three gaming facilities with 4,300 slot machines, 60 table games, and 2,200 staff. After extensive due diligence, we invested in this under-followed stock because we believed the GTA opportunity to redevelop and dramatically expand the gaming facilities would prove much larger than other investors expected. At the time, we conservatively estimated the GTA was worth more than 60% of the company’s market cap and felt it would be a matter of “when not if” other investors began to properly value these new operations.

During the period, GC reported quarterly results that were significantly higher than expectations. In line with our thesis, GTA operations were the key driver of significant sales and profit growth. We were particularly pleased to see that this growth was achieved despite the fact that GC’s redevelopment plans are in the very early stages of execution. We believe the upside potential from the GTA remains much larger than many other investors appreciate. As redevelopment plans progress, operational efficiency improves and additional gaming capacity comes on line, we think the value of GC will continue to climb. As of year-end, we remained holders of the stock.

Genting Malaysia (“Genting”), the country’s largest casino operator, was a large detractor from performance in the period. We invested in Genting because we believed the transformation of its core Highlands casino facility into a world-class gaming and entertainment resort would generate high returns on capital. The final phase of this capital allocation-based catalyst was the planned

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opening of a 20th Century Fox (“Fox”) theme park—the only one of its kind in Asia, early in 2019.

In November, however, Genting suffered from two events that invalidated our investment thesis. First, the government’s planned gaming tax increase was set at a significantly higher rate than expected (41%, the highest effective gaming tax in Asia). Second, Fox announced it was pulling out of the theme park project. We believe these developments will result in lower returns, less cash flow, and, very likely, significant write-downs (as Genting now has a theme park with no theme). We exited the position in the fourth quarter.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2018, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of -24.88%, while Open Shares posted a total return of -25.09%, as compared with the -17.89% return for the MSCI EAFE Small Cap® Index.

Stock selection in all major regions detracted from performance, particularly in Japan, Asia ex-Japan, and Continental Europe. On a sector basis, stock selection’s contribution to performance in industrials and materials was more than offset by stock selection in consumer discretionary, real estate, and health care. Some of the names that affected performance during the year include Speed-Cast, an Australian-listed provider of satellite-based communication network services, which detracted from performance during the year. In August, the company guided full-year numbers below previous expectations. The guidance, coupled with higher debt levels due to an acquisition, led to a pullback in the shares. After speaking with management, the Portfolio team reviewed the position and actually added to the holding. Taptica International, a London-listed, Israel-based provider of online advertising solutions also detracted for the year. The company has made a number of strategic acquisitions and now operates on a global basis. Its shares were impacted early in the year by market concerns related to Facebook’s data privacy issues. The stock fell further in the fourth quarter after the CEO resigned for matters unrelated to his posi-

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tion. We exited our Taptica position to make room for new investment candidates with better risk/reward characteristics.

On the positive side, Aroundtown, a German-listed real estate company which acquires assets at attractive yields and over time improves those assets to earn higher rents and returns, contributed to the year’s performance. The company reported strong progress on its pace of investments as well as positive first-half results, which helped propel the stock. We continue to hold the shares. JTC PLC is a UK-based provider of administrative services to institutional and private clients in the investment management industry. The stock performed well in the fourth quarter, apparently on investor recognition of the company’s stable business model and defensive characteristics in an otherwise weak market environment.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2018, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of -10.35%, while Open Shares posted a total return of -10.55%, and R6 Shares posted a total return of -10.35%, as compared with the -13.79% return for the MSCI EAFE Index.

The Portfolio’s outperformance in the year was driven by stock selection. In the consumer discretionary sector, Japanese media company, CyberAgent, rerated as investors took a less negative view on its Abema TV business, and games company, Ubisoft, saw very strong progress in an improving industry environment. Information technology company, Accenture, continued to benefit from digital transformation programs, while the Portfolio’s professional services companies, RELX and Wolters Kluwer, and aerospace supplier, Safran, held up well. In the consumer discretionary sector, Japanese discounter, Don Quijote, entered a significant positive transaction with convenience store rival FamilyMart. In the financials sector, while Julius Baer and Prudential PLC were hurt by weak financial markets, uncorrelated bank, DBS, was strong, as was insurance broker, Aon and the emerging market banks, Housing Development Finance Corp., ICICI (India) and Ping An (China). European Coca-Cola bottler Coca-Cola European Partners, saw strong trading partly as a result of the warm summer weather.

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On the negative side, tobacco company BAT was hurt by regulatory pressure from the FDA, specifically the proposal to ban menthol cigarettes, as well as continued volume pressure. In the energy sector, New Zealand petrol supply company, Z Energy, was hurt by rising competition. Despite encouraging results from medical devices stock, Medtronic, the Portfolio was hurt on a relative basis by its low exposure to large pharmaceutical stocks, and to the utilities sector, which performed strongly as the market weakened. French building materials stock, Cie de Saint-Gobain, fell on cyclical fears, while Chinese internet companies, 58.com and CTrip.com saw rising competition.

Lazard Managed Equity Volatility Portfolio

For the year ended December 31, 2018, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of -7.21%, while Open Shares posted a total return of -7.50%, as compared with the -8.71% return for the MSCI World Index.

Stock selection and sector allocations were both favorable during the year. Less-than-benchmark exposure to financials and greater-than-benchmark exposure to the utilities sector provided the greatest value in terms of sector positioning. This was partially offset by less-than-benchmark exposure to the information technology sector and greater-than-benchmark exposure to the industrials sector. Regionally, less-than-benchmark exposure to Japan and Germany benefited relative performance, while greater-than-benchmark exposure to Canada and less-than-benchmark exposure to the United States detracted. Stock selection was favorable in six of eleven sectors led by holdings in the consumer staples and financials sectors. Consumer discretionary and information technology holdings lagged the benchmark.

Stocks that contributed to the Portfolio’s 2018 return included Eli Lilly, as the US drug manufacturer reported a third quarter largely in line with expectations despite a drop in US revenue. Pricing difficulties in their insulin business appeared to stabilize and this encouraged investors. CSL Limited, an Australian global specialty biotechnology company, was a standout performer for the year. Their subsidiary, Seqirus, a global leader in influenza vaccine inno-

Annual Report  31

vation, announced FDA approval of its next generation cell-based manufacturing process, which will enable Seqirus to more than double current production levels for supply in the 2019-2020 influenza season. After struggling for several years, Procter & Gamble, an American multinational consumer goods corporation, appears to have regained its momentum with a strong pick-up in US sales, the most profitable component of its business. A strong third quarter and encouraging channel checks led to a number of upgrades to the stock. The defensive character of their business was also appealing to investors in light of the market weakness.

Detractors for the year included Danske Bank. The Danish bank’s share price fell as investor concerns over improving European growth and accompanying higher interest rates, which boost bank profitability, faded. A money laundering scandal in their Estonia branch also is weighing on the stock. We sold our position during the year. Covestro AG, the German chemicals company, struggled with the uncertain global economic outlook. Their proprietary polyurethane precursor product,TDI, is facing new competition from two rival chemical firms, which will place pressure on prices. They issued a profit warning in November, further depressing the stock. Deutsche Lufthansa also disappointed as the airline’s focus remains on cutting costs to preserve profit, as fare growth was slight at best while fuel costs are rising. Strong competition from low-cost airlines in Europe and national carriers in Asia and the Middle East is pressuring fares to all regions.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2018, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of -6.07%, while Open Shares posted a total return of -6.35%, and R6 Shares posted a total return of -6.08%, as compared with the -4.38% return for the S&P 500 Index.

A position in chipmaker Skyworks detracted from returns, as shares fell after management guided for a weak December amid uncertainty in global handset markets. The Portfolio was also hurt by its position in Molson Coors, as shares were impacted by weaker-than-expected industry volumes and a sector rotation away

32  Annual Report

from consumer staples in the first half of the year, compounded by operational issues and weak performance in the United States. However, the company’s third quarter results did show solid pricing and margin improvement in the United States. A position in eBay also hurt performance, as shares fell, as the company’s structured data initiative has not been driving as many benefits as anticipated. Management subsequently reset its strategy around these realities, which encouraged investors.

In contrast, a position in communications equipment maker Motorola Solutions contributed to performance during the year, as shares rose as the company continued to execute on its evolution from a hardware company to one focused on providing a public safety platform, which has been driving recurring software and services revenues. A position in Coca-Cola also helped returns, as shares rose after the company reported strong earnings in the latter half of the year, driven by strong organic sales growth, refranchising, and ongoing productivity initiatives. The Portfolio was also helped by its position in medical device maker Medtronic, as shares rose as the company experienced strong organic revenue growth throughout the year with robust sales across all business lines, with the standout line being the company’s diabetes products. The market has also been enthusiastic about Medtronic’s pipeline and emerging markets footprint.

Lazard US Equity Select Portfolio

For the year ended December 31, 2018, the Lazard US Equity Select Portfolio’s Institutional Shares posted a total return of -3.12%, while Open Shares posted a total return of -3.40%, and R6 Shares posted a total return of -3.13%, as compared with the -4.38% return for the S&P 500 Index.

Stock selection and an overweight position in the information technology sector contributed to performance. Shares of communications equipment maker Motorola Solutions rose as the company continued to execute on its evolution from a hardware company to one focused on providing a public safety platform, which has been driving recurring software and services revenues. Stock selection in the health care sector also helped returns. Shares of medical device

Annual Report  33

maker Medtronic rose as the company experienced strong organic revenue growth throughout the year with robust sales across all business lines, with the standout being its diabetes products.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of eBay fell, as the company’s structured data initiative has not been driving as many benefits as hoped. Management subsequently reset its strategy around these realities, which encouraged investors. Stock selection and an overweight position in the financials sector also hurt returns. Shares of lenders, including Citizens Financial and SunTrust, fell amid uncertainty around the Fed’s path of interest rate increases.

Lazard US Realty Equity Portfolio

For the year ended December 31, 2018, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of -7.77%, while Open Shares posted a total return of -8.06%, as compared with the -4.33% return for the MSCI USA IMI Core Real Estate Index.

The majority of the Portfolio’s underperformance stemmed from sector positioning rather than stock selection. From a sector allocation perspective, the less-than-benchmark exposure to health care and triple net REITs compromised performance as those sectors benefited from the market’s sentiment shift to a more “risk-off” posture due to the longer lease structures within those sectors. These underweights particularly hurt relative performance during the fourth quarter when the market shifted to a more risk-off environment. From a stock perspective, Weyerhaeuser Corporation, General Growth Properties (“GGP”) and Equinix (“EQIX”) hurt relative performance the most during the period. Weyerhaeuser, a timber REIT, struggled due to tariff tensions and weakening in lumber prices. We remain encouraged by the company’s ability to accrue timber value by aging trees in the absence of lumber demand or near-term price increases. With a high performing regional mall portfolio, we had expected GGP to achieve better pricing on the sale of the company which ultimately went to Brookfield Property Partners. As such, we exited the position after the sale announcement. Meanwhile, EQIX, a data center REIT, sold off in concert with broader technology company weakness even though underlying

34  Annual Report

business growth remains robust and at rates exceeding the average REIT.

In contrast, the Portfolio’s continued greater-than-benchmark exposure to residential REITs helped performance, as that sector benefits when renting is more attractive than home ownership (in the current case, due to rising mortgage interest rates). Americold Realty Trust (“COLD”), American Tower and Equity LifeStyle Properties contributed the most to relative performance during the year, as all three companies are executing well and have strong growth drivers. In particular, COLD benefited from strong execution post-IPO and increasing investor acceptance of the unique cold storage warehouse sector.

Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2018, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of -13.27%, while Open Shares posted a total return of -13.49%, as compared with the -10.00% return for the Russell 2500® Index.

Stock selection in the consumer discretionary sector detracted from performance. Shares of household appliance maker Whirlpool fell after the company reported disappointing second-quarter results, hurt by weakness in its businesses in the United States, Europe, the Middle East, and Africa. We sold our position in October, as our thesis had changed. Stock selection in the energy sector also hurt returns. Shares of U.S. Silica fell after the company reported quarterly earnings generally below expectations, hurt by disappointing price and volume metrics in its oil and gas business. We sold our position in September, as our thesis had changed.

In contrast, stock selection in the industrials sector contributed to performance. Shares of FTI Consulting rose after the company reported quarterly earnings broadly above expectations, driven by strong performance across most of its businesses. Stock selection in the health care sector also helped performance. Shares of Evolent Health rose after the company reported broadly strong quarterly results and several new contracts.

Annual Report  35

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2018, except as otherwise indicated; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Listed Infrastructure Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® Index for all periods thereafter.

36  Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and MSCI Emerging Markets® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years
Institutional Shares**	–20.58%	0.13%	8.42%
Open Shares**	–20.83%	–0.23%	8.07%
MSCI Emerging Markets Index	–14.58%	1.65%	8.02%

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Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Year	Since Inception	†
Institutional Shares**	–18.12%	1.03%	0.66%
Open Shares**	–18.43%	0.65%	0.30%
R6 Shares**	N/A	N/A	–17.52%
MSCI Emerging Markets Index	–14.58%	1.65%	1.02%
			(Institutional and Open Shares) –15.48% (R6 Shares)
†	The inception date for the Institutional and Open Shares was October 31, 2013 and for the R6 Shares was April 6, 2018.

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Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Since Inception	†
Institutional Shares**	–16.23%	2.05%
Open Shares**	–16.40%	1.77%
MSCI Emerging Markets Index	–14.58%	1.35%
†	The inception date for the Portfolio was May 29, 2015.

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Since Inception	†
Institutional Shares**	–21.05%	–0.65%	1.35%
Open Shares**	–21.39%	–0.96%	1.04%
MSCI Emerging Markets Index	–14.58%	1.65%	2.93%
†	The inception date for the Portfolio was May 28, 2010.

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Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years	Since Inception	†
Institutional Shares**	–18.09%	–0.67%	7.25%	6.20%
Open Shares**	–18.32%	–0.92%	6.94%	5.88%
R6 Shares**	–18.09%	N/A	N/A	0.12%
MSCI Emerging Markets Index	–14.58%	1.65%	8.02%	5.14%
				(Institutional Shares) 5.65%
				(Open Shares) 2.62%
				(R6 Shares)
†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

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Lazard Equity Franchise Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Equity Franchise Portfolio and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Since Inception	†
Institutional Shares**	–5.10%	–0.85%
Open Shares**	–5.34%	–1.10%
MSCI World Index	–8.71%	–2.96%
†	The inception date for the Portfolio was September 29, 2017.

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI ACWI®*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Since Inception	†
Institutional Shares**	–7.12%	5.03%	5.03%
Open Shares**	–7.33%	4.73%	4.73%
MSCI ACWI	–9.42%	4.26%	4.26%
†	The inception date for the Portfolio was December 31, 2013.

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Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, Global Listed Infrastructure Index (USD Hedged) and MSCI World Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Since Inception	†
Institutional Shares**	–3.73%	10.38%	11.05%
Open Shares**	–3.98%	10.09%	10.72%
Global Listed Infrastructure Index (USD Hedged)	2.56%	9.38%	9.04%
MSCI World Index	–8.71%	4.56%	7.61%
†	The inception date for the Portfolio was December 31, 2009.

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Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio and MSCI ACWI REITs® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
Global Realty Equity Portfolio**	–11.86%	2.86%	7.47%		–12.14%	2.54%	10.73%
MSCI ACWI REITs Index	–5.88%	5.90%	8.09%		–5.88%	5.90%	9.60%
MSCI ACWI IMI Core Real Estate® Index	–6.33%	N/A	N/A		–6.33%	N/A	N/A
†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was December 31, 2008.

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Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI ACWI*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Since Inception	†
Institutional Shares**	–9.16%	2.25%
Open Shares**	–9.39%	1.93%
MSCI ACWI	–9.42%	3.26%
†	The inception date for the Portfolio was August 29, 2014.

Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Since Inception	†
Institutional Shares**	–16.26%	–0.95%
Open Shares**	–16.52%	–1.25%
MSCI EAFE Index	–13.79%	–0.16%
†	The inception date for the Portfolio was May 29, 2015.

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Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI ACWI ex-US*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Since Inception	†
Institutional Shares**	–16.20%	–2.20%
Open Shares**	–16.47%	–2.47%
MSCI ACWI ex-US	–14.20%	–0.37%

†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years	Since Inception	†
Institutional Shares**	–13.61%	–0.23%	6.29%	5.42%
Open Shares**	–13.83%	–0.49%	6.00%	4.14%
R6 Shares**	–13.62%	N/A	N/A	–0.67%
MSCI EAFE Index	–13.79%	0.53%	6.32%	4.85%
				(Institutional
				Shares)
				4.31%
			(Open Shares)
				0.74%
				(R6 Shares)

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI ex-US and MSCI EAFE/ACWI ex-US Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years
Institutional Shares**	–14.90%	0.02%	5.47%
Open Shares**	–15.16%	–0.34%	5.13%
MSCI ACWI ex-US	–14.20%	0.67%	6.57%
MSCI EAFE/ACWI ex-US Linked Index	–14.20%	0.67%	5.56%

Lazard International Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Value Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	Since Inception	†
Institutional Shares**	–8.49%
Open Shares**	–8.63%
MSCI EAFE Index	–4.97%

†	The inception date for the Portfolio was October 31, 2018.

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Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years
Institutional Shares**	–24.88%	0.85%	9.39%
Open Shares**	–25.09%	0.58%	9.08%
MSCI EAFE Small Cap Index	–17.89%	3.06%	10.51%

48  Annual Report

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years	Since Inception	†
Institutional Shares**	–10.35%	1.03%	8.06%	5.42%
Open Shares**	–10.55%	0.78%	7.78%	4.08%
R6 Shares**	–10.35%	N/A	N/A	1.68%
MSCI EAFE Index	–13.79%	0.53%	6.32%	3.50%
				(Institutional
				Shares)
				2.54%
			(Open Shares)
				2.44%
				(R6 Shares)

†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

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Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and MSCI World Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Since Inception	†
Institutional Shares**	–7.21%	4.27%
Open Shares**	–7.50%	3.93%
MSCI World Index	–8.71%	3.54%

†	The inception date for the Portfolio was May 29, 2015.

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Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years	Since Inception	†
Institutional Shares**	–6.07%	8.18%	11.94%	7.23%
Open Shares**	–6.35%	7.83%	11.59%	6.91%
R6 Shares**	–6.08%	N/A	N/A	3.99%
S&P 500 Index	–4.38%	8.49%	13.12%	7.77%
				(Institutional
				and
				Open Shares)
				8.93%
				(R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	–4.38%	8.49%	12.14%	7.01%
				(Institutional
				and
				Open Shares)
				N/A
				(R6 Shares)

†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

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Lazard US Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Select Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years	Since Inception	†
Institutional Shares**	–3.12%	6.59%	11.54%	6.39%
Open Shares**	–3.40%	6.28%	11.21%	6.08%
R6 Shares**	–3.13%	N/A	N/A	6.59%
S&P 500 Index	–4.38%	8.49%	13.12%	7.53%
				(Institutional and Open Shares) 8.64% (R6 Shares)

†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio and MSCI US REIT® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
US Realty Equity Portfolio**	–7.77%	6.63%	10.37%		–8.06%	6.33%	14.74%
MSCI US REIT Index	–5.83%	6.43%	8.60%		–5.83%	6.43%	10.75%
MSCI USA IMI Core Real Estate® Index	–4.33%	N/A	N/A		–4.33%	N/A	N/A

†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was December 31, 2008.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio and Russell 2500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years
Institutional Shares**	–13.27%	4.64%	13.05%
Open Shares**	–13.49%	4.33%	12.71%
Russell 2500 Index	–10.00%	5.15%	13.15%

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements) for Lazard International Small Cap Equity and Lazard US Small-Mid Cap Equity Portfolios and settlement proceeds received from class action lawsuits (Lazard Developing Markets Equity Portfolio Open Shares, Lazard International Equity and Lazard International Small Cap Equity Portfolios), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not avail-

54  Annual Report

able for investment.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices.

The Global Listed Infrastructure Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® Index for all periods thereafter. The UBS Global 50/50 Infrastructure & Utilities Index tracked a 50% exposure to the global developed markets utilities sector and a 50% exposure to the global developed markets infrastructure sector. The FTSE Developed Core Infrastructure 50/50 Index tracks a 50% exposure to the global developed markets utilities sector and a 50% exposure to the global developed markets infrastructure sector.

The MSCI ACWI REITs Index is a free-float-adjusted market capitalization index that captures large and mid cap representation across 23 developed and 24 emerging markets countries. All securities in the index are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®).

The MSCI ACWI IMI Core Real Estate Index was launched on May 2015 and is a free-float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 24 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies that do not own properties.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The MSCI ACWI ex-US is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging markets country indices.

The MSCI EAFE/ACWI ex-US Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when Lazard International Equity Select Portfolio’s benchmark index changed) and the MSCI ACWI ex-US for all periods thereafter.

The MSCI EAFE Small Cap Index targets all companies with market capitalizations below that of the companies in the MSCI EAFE Index and up to 99% coverage of the

Annual Report  55

free-float-adjusted market capitalization in each market (subject to minimum investability criteria and a universal minimum size range). The MSCI EAFE Small Cap Index consists of 21 developed markets country indices.

The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy.

The Russell 1000 Value/S&P 500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 (when Lazard US Equity Concentrated Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The MSCI US REIT Index is a free-float-adjusted market capitalization index that is comprised of equity REITs. The index is based on its parent index, the MSCI USA IMI®, which captures large, mid and small caps securities. With 152 constituents, the MSCI US REIT Index represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the GICS. It however excludes Mortgage REITs and selected Specialized REITs.

The MSCI USA IMI Core Real Estate Index was launched on October 2014 and is a free-float-adjusted market capitalization index that consists of large, mid and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies that do not own properties.

The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

56  Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2018 through December 31, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  57

Portfolio	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$873.20	$5.43	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$872.00	$7.22	1.53%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.49	$7.78	1.53%
Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$893.60	$5.87	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.26	1.23%
Open Shares
Actual	$1,000.00	$892.00	$7.39	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.39	$7.88	1.55%
R6 Shares
Actual	$1,000.00	$893.60	$5.58	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96	1.17%
Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$894.60	$5.25	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$893.60	$6.68	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

58  Annual Report

Portfolio	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$877.00	$5.49	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%
Open Shares
Actual	$1,000.00	$874.50	$7.32	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.39	$7.88	1.55%
Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$929.10	$5.25	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Open Shares
Actual	$1,000.00	$928.10	$6.46	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.77	1.33%
R6 Shares
Actual	$1,000.00	$929.10	$5.25	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Equity Franchise
Institutional Shares
Actual	$1,000.00	$935.50	$4.63	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$934.80	$5.85	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Annual Report   59

Portfolio	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

Global Equity Select
Institutional Shares
Actual	$1,000.00	$917.50	$5.07	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$916.90	$6.52	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$958.90	$4.69	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$957.10	$5.92	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Global Realty Equity
Institutional Shares
Actual	$1,000.00	$911.90	$4.58	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$910.30	$6.02	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$908.40	$4.81	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$906.10	$6.25	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

60  Annual Report

Portfolio	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

International Equity Advantage
Institutional Shares
Actual	$1,000.00	$872.50	$4.25	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$871.50	$5.66	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%
International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$871.40	$4.48	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$870.30	$5.89	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%
International Equity
Institutional Shares
Actual	$1,000.00	$887.90	$3.85	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Open Shares
Actual	$1,000.00	$886.70	$5.09	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.45	1.07%
R6 Shares
Actual	$1,000.00	$887.80	$3.81	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%

Annual Report   61

Portfolio	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

International Equity Select
Institutional Shares
Actual	$1,000.00	$884.80	$5.13	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Open Shares
Actual	$1,000.00	$882.80	$6.41	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%
International Equity Value†
Institutional Shares
Actual	$1,000.00	$915.10	$1.52	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.77	$1.59	0.95%
Open Shares
Actual	$1,000.00	$913.70	$1.93	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.33	$2.03	1.21%
International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$773.00	$5.05	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75	1.13%
Open Shares
Actual	$1,000.00	$771.40	$6.43	1.44%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.32	1.44%

62  Annual Report

Portfolio	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$894.80	$3.82	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Open Shares
Actual	$1,000.00	$893.90	$5.06	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40	1.06%
R6 Shares
Actual	$1,000.00	$894.80	$3.82	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$943.40	$3.67	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$941.30	$5.14	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$915.40	$3.62	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$913.90	$5.02	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30	1.04%
R6 Shares
Actual	$1,000.00	$915.30	$3.62	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%

Annual Report   63

Portfolio	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

US Equity Select
Institutional Shares
Actual	$1,000.00	$941.50	$3.67	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$939.60	$5.13	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
R6 Shares
Actual	$1,000.00	$940.70	$3.67	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
US Realty Equity
Institutional Shares
Actual	$1,000.00	$920.80	$4.84	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$919.40	$6.24	1.29%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.56	1.29%
US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$832.70	$4.11	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Open Shares
Actual	$1,000.00	$831.70	$5.59	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16	1.21%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The Portfolio commenced operations on October 31, 2018.

64  Annual Report

The Lazard Funds, Inc.

Portfolio Holdings Presented by Asset Class/Sector December 31, 2018

Asset Class/Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Equity
Communication Services	15.5%	14.1%	11.8%	15.3%
Consumer Discretionary	9.9	10.3	8.0	8.9
Consumer Staples	—	3.4	7.4	2.7
Energy	7.7	7.7	8.4	7.2
Financials	28.2	27.3	22.7	25.9
Health Care	2.8	0.9	2.6	1.7
Industrials	10.6	5.1	6.1	7.2
Information Technology	14.2	16.4	15.9	18.6
Materials	6.6	13.2	9.2	6.9
Real Estate	—	0.4	3.0	0.3
Utilities	3.9	—	2.9	3.4
Short-Term Investments	0.6	1.2	2.0	1.9
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio

Equity
Communication Services	14.6%	11.5%	5.5%	9.4%
Consumer Discretionary	7.6	14.8	8.9	—
Consumer Staples	6.3	4.2	12.7	—
Energy	9.1	—	0.8	4.6
Financials	29.3	—	21.0	—
Health Care	0.8	15.4	14.6	—
Industrials	4.8	24.3	15.8	32.3
Information Technology	18.8	18.7	12.9	—
Materials	5.4	—	1.8	—
Real Estate	—	—	1.3	—
Utilities	1.0	10.1	—	50.8
Short-Term Investments	2.3	1.0	4.7	2.9
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  65

Asset Class/Sector*	Lazard Global Realty Equity Portfolio	Lazard Global Strategic Equity Portfolio	Lazard International Compounders Portfolio	Lazard International Equity Advantage Portfolio

Equity
Communication Services	—%	15.0%	5.7%	4.4%
Consumer Discretionary	—	6.1	15.2	9.2
Consumer Staples	—	4.6	6.2	12.0
Energy	—	4.2	—	7.3
Financials	—	23.3	19.4	20.0
Health Care	—	15.7	10.3	12.5
Industrials	—	12.9	26.8	14.5
Information Technology	—	13.3	14.0	5.4
Materials	—	1.0	2.4	6.5
Real Estate	—	—	—	3.6
Utilities	—	—	—	4.6
Short-Term Investments	100.0	3.9	—	—
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio

Equity
Communication Services	14.5%	9.1%	12.4%	9.9%
Consumer Discretionary	19.4	9.3	8.2	26.7
Consumer Staples	3.9	8.1	5.9	8.0
Energy	8.8	6.5	6.4	5.1
Financials	18.4	19.3	20.0	21.8
Health Care	6.2	7.8	7.0	2.1
Industrials	7.5	20.0	17.6	9.4
Information Technology	13.6	5.1	8.5	—
Materials	6.2	5.6	2.3	7.2
Real Estate	—	2.7	1.7	—
Utilities	—	1.8	2.7	—
Short-Term Investments	1.5	4.7	7.3	9.8
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

66  Annual Report

Asset Class/Sector*	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio

Equity
Communication Services	11.5%	12.1%	6.7%	10.3%
Consumer Discretionary	11.2	8.8	9.9	9.8
Consumer Staples	5.1	10.1	13.2	15.7
Energy	1.7	4.2	3.2	—
Financials	11.7	24.9	13.8	3.6
Health Care	8.9	6.5	12.3	14.2
Industrials	20.8	20.9	12.7	9.1
Information Technology	13.7	4.1	8.9	29.7
Materials	3.1	2.2	2.7	4.9
Real Estate	9.7	2.3	5.4	—
Utilities	1.0	1.8	7.0	—
Short-Term Investments	1.6	2.1	4.2	2.7
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard US Equity Select Portfolio	Lazard US Realty Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio

Equity
Communication Services	6.9%	—%	1.6%
Consumer Discretionary	9.9	3.3	10.4
Consumer Staples	7.5	—	2.0
Energy	6.5	—	1.8
Financials	15.8	—	17.9
Health Care	18.4	—	12.2
Industrials	11.1	—	17.9
Information Technology	21.4	—	13.6
Materials	0.7	—	6.6
Real Estate	1.4	96.7	12.2
Utilities	—	—	3.8
Short-Term Investments	0.4	—	—
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  67

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2018

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 95.7%

Brazil | 10.1%
CVC Brasil Operadora e Agencia de Viagens SA	364,500	$5,792,246
Duratex SA	1,345,800	4,128,464
Notre Dame Intermedica Participacoes SA	637,100	4,807,124
Pagseguro Digital, Ltd., Class A	66,600	1,247,418
Petrobras Distribuidora SA	385,100	2,550,629
Petroleo Brasileiro SA	686,135	3,983,393
		22,509,274
Canada | 1.7%
First Quantum Minerals, Ltd.	453,155	3,664,541

China | 29.2%
AAC Technologies Holdings, Inc.	195,640	1,124,597
Agricultural Bank of China, Ltd., Class H	3,783,500	1,648,449
Alibaba Group Holding, Ltd. Sponsored ADR (*)	28,910	3,962,694
Anhui Conch Cement Co., Ltd., Class H	429,500	2,060,908
Autohome, Inc. ADR	33,800	2,644,174
Baidu, Inc. Sponsored ADR (*)	39,917	6,330,836
Beijing Enterprises Water Group, Ltd.	9,048,000	4,617,969
China Merchants Bank Co., Ltd., Class H	441,211	1,604,697
China State Construction International Holdings, Ltd.	4,202,160	3,323,732
Han’s Laser Technology Industry Group Co., Ltd., Class A	393,300	1,749,216
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	586,600	2,216,345
Kingsoft Corp., Ltd.	1,143,000	1,651,539
Li Ning Co., Ltd. (*)	1,910,000	2,031,887
New Oriental Education & Technology Group, Inc. Sponsored ADR (*)	49,800	2,729,538
Ping An Insurance (Group) Co. of China, Ltd., Class H	559,500	4,912,739
Tencent Holdings, Ltd.	296,200	11,741,080
Weibo Corp. Sponsored ADR (*)	34,000	1,986,620
Zhuzhou CRRC Times Electric Co., Ltd., Class H	1,071,892	5,950,695
ZTO Express Cayman, Inc. ADR	165,085	2,613,296
		64,901,011

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (continued)

Colombia | 1.9%
Bancolombia SA Sponsored ADR	112,547	$4,288,041

Hong Kong | 3.8%
China Gas Holdings, Ltd.	1,113,200	3,938,898
Techtronic Industries Co., Ltd.	865,500	4,562,004
		8,500,902
India | 11.1%
HDFC Bank, Ltd. ADR	57,285	5,934,153
ICICI Bank, Ltd. Sponsored ADR	756,501	7,784,395
Reliance Industries, Ltd.	366,369	5,898,548
Shriram Transport Finance Co., Ltd.	280,746	4,970,376
		24,587,472
Indonesia | 2.0%
PT Bank Rakyat Indonesia (Persero) Tbk	17,760,500	4,533,555

Mexico | 0.9%
Grupo Financiero Banorte SAB de CV, Class O	393,957	1,920,094

Peru | 2.7%
Credicorp, Ltd.	27,455	6,085,950

Philippines | 1.3%
BDO Unibank, Inc.	1,194,245	2,977,090

Portugal | 1.5%
Galp Energia SGPS SA	212,172	3,359,794

Russia | 5.4%
Mail.Ru Group, Ltd. GDR (*)	103,785	2,428,721
Novatek OAO Sponsored GDR	20,336	3,472,678
Sberbank of Russia PJSC	697,481	1,865,355
Yandex NV Class A (*)	158,835	4,344,137
		12,110,891

The accompanying notes are an integral part of these financial statements.

Annual Report  69

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (continued)

South Africa | 4.4%
Capitec Bank Holdings, Ltd.	74,496	$5,761,413
Petra Diamonds, Ltd. (*)	1,794,484	857,609
Standard Bank Group, Ltd.	255,536	3,175,319
		9,794,341
South Korea | 8.9%
Doosan Bobcat, Inc.	153,814	4,330,748
NCSoft Corp. (*)	6,225	2,608,106
Netmarble Corp. (*)	17,418	1,735,874
Partron Co., Ltd.	263,344	1,934,275
Samsung Biologics Co., Ltd. (*)	3,915	1,362,401
Samsung Electronics Co., Ltd.	224,263	7,759,650
		19,731,054
Taiwan | 9.1%
Airtac International Group	261,000	2,516,398
ASE Technology Holding Co., Ltd.	1,126,289	2,111,991
Bizlink Holding, Inc.	149,000	1,071,053
Catcher Technology Co., Ltd.	205,670	1,482,787
Hiwin Technologies Corp.	222,185	1,571,610
Largan Precision Co., Ltd.	21,860	2,291,113
MediaTek, Inc.	420,000	3,097,381
Silicon Motion Technology Corp. ADR	98,510	3,398,595
Taiwan Semiconductor Manufacturing Co., Ltd.	372,000	2,700,451
		20,241,379
United Kingdom | 1.7%
KAZ Minerals PLC	540,219	3,663,811

Total Common Stocks (Cost $218,985,408)		212,869,200

Preferred Stocks | 1.9%

Brazil | 1.9%
Banco Bradesco SA ADR (Cost $4,050,846)	414,786	4,102,233

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (concluded)

Short-Term Investments | 0.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $1,218,722)	1,218,722	$1,218,722

Total Investments | 98.1% (Cost $224,254,976)		$218,190,155

Cash and Other Assets in Excess of Liabilities | 1.9%		4,192,481

Net Assets | 100.0%		$222,382,636

The accompanying notes are an integral part of these financial statements.

Annual Report  71

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 98.1%

Argentina | 0.8%
Grupo Supervielle SA Sponsored ADR	79,900	$693,532
Loma Negra Cia Industrial Argentina SA Sponsored ADR (*)	89,300	993,909
		1,687,441
Brazil | 8.1%
Azul SA ADR (*)	88,200	2,442,258
Banco do Brasil SA	464,800	5,593,369
Braskem SA A Shares	234,642	2,869,453
CCR SA	460,400	1,337,259
Rumo SA (*)	516,200	2,258,183
Telefonica Brasil SA ADR	211,200	2,519,616
		17,020,138
Canada | 0.9%
Parex Resources, Inc. (*)	150,200	1,798,835

China | 25.0%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	61,900	8,484,633
Baidu, Inc. Sponsored ADR (*)	19,380	3,073,668
China National Building Material Co., Ltd., Class H	3,990,000	2,702,953
Industrial & Commercial Bank of China, Ltd., Class H	12,759,633	9,055,417
NetEase, Inc. ADR	10,592	2,493,039
New Oriental Education & Technology Group, Inc. Sponsored ADR (*)	38,686	2,120,380
PICC Property & Casualty Co., Ltd., Class H	2,285,770	2,327,114
Ping An Insurance (Group) Co. of China, Ltd., Class H	601,000	5,277,134
Shenzhou International Group Holdings, Ltd.	236,191	2,657,434
Sinopharm Group Co., Ltd., Class H	336,000	1,406,902
Tencent Holdings, Ltd.	310,900	12,323,773
Wuxi Biologics Cayman, Inc. (*)	98,000	620,032
		52,542,479
Colombia | 1.0%
Bancolombia SA Sponsored ADR	52,800	2,011,680

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Hong Kong | 1.2%
Techtronic Industries Co., Ltd.	465,000	$2,450,990

Hungary | 1.1%
MOL Hungarian Oil & Gas PLC	201,537	2,212,180

India | 10.8%
HDFC Bank, Ltd. ADR	70,669	7,320,602
Hindalco Industries, Ltd.	1,045,918	3,375,820
Hindustan Zinc, Ltd.	582,987	2,326,693
Infosys, Ltd. Sponsored ADR	235,915	2,245,911
Maruti Suzuki India, Ltd.	25,657	2,736,176
Motherson Sumi Systems, Ltd.	734,258	1,754,482
UPL, Ltd.	279,265	3,028,441
		22,788,125
Indonesia | 2.3%
PT Bank Mandiri (Persero) Tbk	5,842,000	2,994,917
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	71,860	1,883,451
		4,878,368
Luxembourg | 2.0%
Tenaris SA ADR	50,800	1,083,056
Ternium SA Sponsored ADR	115,400	3,127,340
		4,210,396
Mexico | 3.2%
Arca Continental SAB de CV	290,245	1,621,239
Gruma SAB de CV, Class B	183,038	2,074,246
Grupo Aeroportuario del Pacifico SAB de CV ADR	15,600	1,272,180
Grupo Financiero Banorte SAB de CV, Class O	370,100	1,803,818
		6,771,483
Peru | 1.2%
Credicorp, Ltd.	11,650	2,582,456

Philippines | 1.7%
BDO Unibank, Inc.	907,981	2,263,473
GT Capital Holdings, Inc.	66,431	1,231,562
		3,495,035

The accompanying notes are an integral part of these financial statements.

Annual Report  73

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Portugal | 1.1%
Galp Energia SGPS SA	141,380	$2,238,786

Russia | 6.5%
LUKOIL PJSC Sponsored ADR	100,618	7,182,638
Sberbank of Russia PJSC Sponsored ADR (London)	336,519	3,688,827
Sberbank of Russia PJSC Sponsored ADR (United States)	53,682	588,355
Severstal PJSC GDR	166,597	2,274,119
		13,733,939
South Africa | 5.3%
Barloworld, Ltd.	147,303	1,171,841
FirstRand, Ltd.	587,654	2,677,432
Mondi PLC	117,574	2,432,878
Naspers, Ltd., N Shares	13,214	2,624,794
The Bidvest Group, Ltd.	155,393	2,236,901
		11,143,846
South Korea | 12.0%
Coway Co., Ltd.	22,566	1,497,144
DB Insurance Co., Ltd. (*)	36,659	2,312,509
Lotte Chemical Corp. (*)	5,104	1,264,026
NCSoft Corp. (*)	6,273	2,628,217
S-Oil Corp.	19,463	1,698,200
Samsung Electro-Mechanics Co., Ltd. (*)	13,253	1,238,834
Samsung Electronics Co., Ltd.	327,361	11,326,911
SK Hynix, Inc.	62,151	3,359,495
		25,325,336
Taiwan | 10.5%
ASE Technology Holding Co., Ltd. ADR	376,650	1,412,437
Far EasTone Telecommunications Co., Ltd.	881,000	2,185,733
Formosa Plastics Corp.	1,100,000	3,585,204
Largan Precision Co., Ltd.	28,000	2,934,637
Silicon Motion Technology Corp. ADR	44,910	1,549,395
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	284,578	10,503,774
		22,171,180

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

Thailand | 1.4%
Bangkok Bank Public Co. Ltd.	230,200	$1,465,401
Kasikornbank Public Co. Ltd. (‡)	273,500	1,556,168
		3,021,569
United Arab Emirates | 0.4%
Emaar Properties PJSC	734,693	826,480

United Kingdom | 1.6%
Unilever NV NY Shares	64,000	3,443,200

Total Common Stocks (Cost $216,207,162)		206,353,942

Preferred Stocks | 1.1%

Brazil | 1.1%
Itau Unibanco Holding SA Sponsored ADR (Cost $1,840,190)	240,643	2,199,477

Short-Term Investments | 1.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $2,544,384)	2,544,384	2,544,384

Total Investments | 100.4% (Cost $220,591,736)		$211,097,803

Liabilities in Excess of Cash and Other Assets | (0.4)%		(795,659)

Net Assets | 100.0%		$210,302,144

The accompanying notes are an integral part of these financial statements.

Annual Report  75

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 92.1%

Brazil | 4.8%
B3 SA - Brasil Bolsa Balcao	2,300	$15,888
Banco Santander Brasil SA	1,700	18,833
Braskem SA A Shares	1,000	12,229
CCR SA	2,400	6,971
Cosan SA	800	6,927
EcoRodovias Infraestrutura e Logistica SA	3,400	8,258
Estacio Participacoes SA	1,600	9,773
Guararapes Confeccoes SA	200	8,412
Lojas Renner SA	500	5,489
Petroleo Brasileiro SA	4,700	27,286
TIM Participacoes SA	2,400	7,399
Vale SA	3,509	46,372
		173,837
Chile | 0.7%
Cia Cervecerias Unidas SA Sponsored ADR	932	23,421

China | 28.3%
Agricultural Bank of China, Ltd., Class H	13,000	5,664
Air China, Ltd., Class H	6,000	5,173
Alibaba Group Holding, Ltd. Sponsored ADR (*)	807	110,615
Anhui Conch Cement Co., Ltd., Class H	5,000	23,992
ANTA Sports Products, Ltd.	2,000	9,510
Autohome, Inc. ADR	139	10,874
Baidu, Inc. Sponsored ADR (*)	115	18,239
Bank of China, Ltd., Class H	41,000	17,616
Beijing Enterprises Holdings, Ltd.	2,500	13,175
China CITIC Bank Corp., Ltd., Class H	48,000	29,071
China Construction Bank Corp., Class H	77,000	63,131
China Mengniu Dairy Co., Ltd.	2,000	6,182
China Merchants Bank Co., Ltd., Class H	7,500	27,278
China Mobile, Ltd.	2,500	24,093
China Oriental Group Co., Ltd.	14,000	8,255
China Petroleum & Chemical Corp., Class H	20,000	14,290

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

China Resources Cement Holdings, Ltd.	12,000	$10,667
China Resources Gas Group, Ltd.	2,000	7,872
China SCE Group Holdings, Ltd.	17,000	6,155
China Telecom Corp., Ltd., Class H	78,000	39,690
China Unicom Hong Kong, Ltd.	20,000	21,243
China Vanke Co., Ltd., Class H	2,200	7,406
CNOOC, Ltd.	24,000	36,770
Country Garden Holdings Co., Ltd.	16,000	19,274
CSPC Pharmaceutical Group, Ltd.	14,000	20,013
Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,400	14,013
Guangzhou Automobile Group Co., Ltd., Class H	5,200	5,138
Henan Shuanghui Investment & Development Co., Ltd., Class A	1,900	6,524
Industrial & Commercial Bank of China, Ltd., Class H	86,000	61,034
Industrial Bank Co., Ltd., Class A	12,700	27,723
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	300	4,134
Jiayuan International Group, Ltd.	2,000	3,695
Longfor Group Holdings, Ltd.	3,000	8,981
Lonking Holdings, Ltd.	17,000	4,359
Maanshan Iron & Steel Co., Ltd., Class A	16,800	8,462
Momo, Inc. Sponsored ADR (*)	347	8,241
New Oriental Education & Technology Group, Inc. Sponsored ADR (*)	106	5,810
PetroChina Co., Ltd., Class H	44,000	27,203
PICC Property & Casualty Co., Ltd., Class H	6,000	6,109
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,000	52,683
Postal Savings Bank of China Co., Ltd., Class H	10,000	5,252
RiseSun Real Estate Development Co., Ltd., Class A	6,500	7,555
Shenzhou International Group Holdings, Ltd.	1,000	11,251
Sinotruk Hong Kong, Ltd.	5,500	8,320
Sunny Optical Technology Group Co., Ltd.	800	7,019
Tencent Holdings, Ltd.	3,500	138,737
Tianneng Power International, Ltd.	10,000	8,294
YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H	1,600	5,301

The accompanying notes are an integral part of these financial statements.

Annual Report  77

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

YY, Inc. ADR (*)	119	$7,123
Zhongsheng Group Holdings, Ltd.	3,500	6,957
Zijin Mining Group Co., Ltd., Class H	20,000	7,559
		1,013,725
Colombia | 0.3%
Ecopetrol SA Sponsored ADR	692	10,989

Egypt | 0.4%
Commercial International Bank Egypt SAE ADR	3,121	12,952

Greece | 0.2%
JUMBO SA	450	6,558

Hong Kong | 0.9%
Lee & Man Paper Manufacturing, Ltd.	9,000	7,574
Shimao Property Holdings, Ltd.	5,500	14,548
Sino Biopharmaceutical, Ltd.	17,500	11,394
		33,516
Hungary | 1.1%
Magyar Telekom Telecommunications PLC	4,623	7,258
MOL Hungarian Oil & Gas PLC	2,905	31,887
		39,145
India | 6.5%
Dr Reddy’s Laboratories, Ltd. ADR	340	12,818
GAIL India, Ltd. GDR	1,446	44,397
HDFC Bank, Ltd. ADR	404	41,850
ICICI Bank, Ltd. Sponsored ADR	880	9,055
Infosys, Ltd. Sponsored ADR	6,848	65,193
Reliance Industries, Ltd. Sponsored GDR (#)	709	22,585
State Bank of India GDR (*)	225	9,587
Vedanta, Ltd. ADR	363	4,189
Wipro, Ltd. ADR	3,573	18,330
WNS Holdings, Ltd. ADR (*)	117	4,827
		232,831

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Indonesia | 2.0%
PT Bank Central Asia Tbk	6,500	$11,751
PT Bank Rakyat Indonesia (Persero) Tbk	106,900	27,287
PT Gudang Garam Tbk	2,500	14,535
PT Unilever Indonesia Tbk	6,000	18,979
		72,552
Malaysia | 2.3%
AirAsia Group Berhad	12,100	8,671
Astro Malaysia Holdings Berhad	16,900	5,343
Hartalega Holdings Berhad	4,100	6,102
Hong Leong Bank Berhad	2,800	13,807
Inari Amertron Berhad	17,150	6,235
Nestle Malaysia Berhad	300	10,690
Petronas Chemicals Group Berhad	12,600	28,298
Public Bank Berhad	800	4,786
		83,932
Mexico | 3.0%
Alfa SAB de CV, Class A	11,300	13,444
America Movil SAB de CV, Class L Sponsored ADR	449	6,398
Grupo Aeroportuario del Centro Norte SAB de CV	2,800	13,344
Grupo Financiero Banorte SAB de CV, Class O	3,900	19,008
Grupo Mexico SAB de CV, Series B	2,800	5,762
Mexichem SAB de CV	6,300	16,010
Wal-Mart de Mexico SAB de CV	13,400	34,073
		108,039
Peru | 0.2%
Credicorp, Ltd.	39	8,645

Philippines | 1.2%
Ayala Land, Inc.	17,400	13,465
Cebu Air, Inc.	7,180	9,992
DMCI Holdings, Inc.	61,300	14,924
JG Summit Holdings, Inc.	5,570	5,899
		44,280

The accompanying notes are an integral part of these financial statements.

Annual Report  79

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Poland | 1.4%
Enea SA (*)	3,668	$9,700
Grupa Lotos SA	551	13,022
Jastrzebska Spolka Weglowa SA (*)	283	5,079
LPP SA	4	8,386
PGE Polska Grupa Energetyczna SA (*)	2,094	5,619
Tauron Polska Energia SA (*)	11,891	6,955
		48,761
Russia | 4.5%
Gazprom PJSC Sponsored ADR	4,599	20,342
LUKOIL PJSC Sponsored ADR	396	28,269
Mobile TeleSystems PJSC Sponsored ADR	798	5,586
Novolipetsk Steel PJSC GDR	768	17,573
Sberbank of Russia PJSC Sponsored ADR	3,541	38,815
Severstal PJSC GDR	816	11,139
Tatneft PJSC Sponsored ADR	487	30,640
VTB Bank PJSC GDR	7,699	8,519
		160,883
Singapore | 0.4%
BOC Aviation, Ltd.	1,800	13,243

South Africa | 4.1%
Anglo American Platinum, Ltd.	484	18,067
Astral Foods, Ltd.	281	3,124
AVI, Ltd.	1,874	13,241
Clicks Group, Ltd.	489	6,486
FirstRand, Ltd.	4,933	22,475
Imperial Logistics, Ltd.	768	3,635
Motus Holdings, Ltd. (*)	768	4,698
Mr Price Group, Ltd.	1,355	23,108
Naspers, Ltd., N Shares	255	50,653
		145,487
South Korea | 14.7%
AfreecaTV Co., Ltd. (*)	179	6,276
BGF retail Co., Ltd. (*)	49	8,959
Celltrion, Inc. (*)	32	6,361

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Daelim Industrial Co., Ltd. (*)	201	$18,421
GS Engineering & Construction Corp. N Ap (*)	285	11,118
Hana Financial Group, Inc.	217	7,042
Hyundai Department Store Co., Ltd. (*)	81	6,548
Hyundai Marine & Fire Insurance Co., Ltd. (*)	438	16,111
Industrial Bank of Korea	738	9,292
Jin Air Co., Ltd. (*)	301	5,210
KB Financial Group, Inc. ADR	946	39,713
KCC Corp.	21	5,805
Korea Electric Power Corp. Sponsored ADR	756	11,151
Korea Investment Holdings Co., Ltd. (*)	95	5,043
KT&G Corp.	116	10,553
LG Chem, Ltd. (*)	33	10,220
LG Corp. (*)	273	17,114
LG Electronics, Inc.	159	8,940
LG Household & Health Care, Ltd. (*)	11	10,861
LG Uplus Corp. (*)	1,402	22,142
Lotte Chemical Corp. (*)	34	8,420
Meritz Fire & Marine Insurance Co., Ltd. (*)	708	13,859
NCSoft Corp. (*)	22	9,217
POSCO	62	13,572
Samsung Electro-Mechanics Co., Ltd. (*)	143	13,367
Samsung Electronics Co., Ltd. GDR	200	173,024
Samsung SDS Co., Ltd. (*)	70	12,762
SK Holdings Co., Ltd.	62	14,431
SK Hynix, Inc.	570	30,811
		526,343
Taiwan | 11.3%
Advantech Co., Ltd.	2,000	13,610
Asia Cement Corp.	6,000	6,574
Cheng Loong Corp.	13,000	7,830
Eva Airways Corp.	12,100	6,230
Feng TAY Enterprise Co., Ltd.	2,000	11,359
Formosa Chemicals & Fibre Corp.	8,000	27,104
Hiwin Technologies Corp.	1,030	7,286

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Hung Sheng Construction, Ltd.	10,800	$8,911
President Chain Store Corp.	2,000	20,207
St Shine Optical Co., Ltd.	1,000	17,355
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,134	189,496
Uni-President Enterprises Corp.	16,000	36,211
Yageo Corp.	718	7,332
Yuanta Financial Holding Co., Ltd.	92,000	46,057
		405,562
Thailand | 2.7%
Advanced Info Service Public Co. Ltd. (‡)	2,200	11,655
Bumrungrad Hospital Public Co. Ltd. (‡)	1,600	9,214
Central Pattana Public Co. Ltd. NVDR	5,000	11,461
CP ALL Public Co. Ltd.	5,000	10,557
Krungthai Card Public Co. Ltd. NVDR	9,500	8,885
Muangthai Capital Public Co. Ltd. NVDR	4,348	6,533
PTT Exploration & Production Public Co. Ltd. (‡)	1,900	6,623
PTT Global Chemical Public Co. Ltd. (‡)	3,700	8,097
PTT Public Co. Ltd. (‡)	6,000	8,477
Sri Trang Agro-Industry Public Co. Ltd (‡)	12,500	5,413
Tisco Financial Group Public Co. Ltd. NVDR	4,100	9,866
		96,781
Turkey | 0.7%
Haci Omer Sabanci Holding AS	4,584	6,500
Tekfen Holding AS	1,588	6,205
Turkiye Garanti Bankasi AS ADR	7,348	10,728
		23,433
United States | 0.4%
Yum China Holdings, Inc.	427	14,317

Total Common Stocks (Cost $3,180,704)		3,299,232

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Preferred Stocks | 0.9%

Brazil | 0.9%
Banco Bradesco SA ADR (Cost $28,110)	3,421	$33,834

Short-Term Investments | 1.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $67,762)	67,762	67,762

Total Investments | 94.9% (Cost $3,276,576)		$3,400,828

Cash and Other Assets in Excess of Liabilities | 5.1%		181,404

Net Assets | 100.0%		$3,582,232

The accompanying notes are an integral part of these financial statements.

Annual Report  83

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 96.9%

Argentina | 1.3%
Transportadora de Gas del Sur SA Class B	85,275	$1,279,125
YPF SA Sponsored ADR	189,600	2,538,744
		3,817,869
Brazil | 8.4%
Ambev SA ADR	451,675	1,770,566
Banco do Brasil SA	408,857	4,920,155
CCR SA	660,800	1,919,332
Cia de Saneamento do Parana (*)	104,400	1,657,066
Cielo SA Sponsored ADR	695,981	1,628,596
Duratex SA	1,430,000	4,386,761
Iochpe Maxion SA	226,945	1,401,786
JSL SA	421,700	760,219
Movida Participacoes SA	647,556	1,433,735
Notre Dame Intermedica Participacoes SA	164,700	1,242,714
Pagseguro Digital, Ltd., Class A	73,700	1,380,401
Petrobras Distribuidora SA	371,900	2,463,201
		24,964,532
Canada | 1.2%
First Quantum Minerals, Ltd.	437,215	3,535,638

Chile | 0.2%
Geopark, Ltd. (*)	37,019	511,603

China | 28.6%
A-Living Services Co., Ltd., Class H	871,000	1,169,384
Alibaba Group Holding, Ltd. Sponsored ADR (*)	36,100	4,948,227
Anhui Conch Cement Co., Ltd., Class H	1,102,500	5,290,225
Autohome, Inc. ADR	43,900	3,434,297
Baidu, Inc. Sponsored ADR (*)	51,004	8,089,234
Beijing Enterprises Water Group, Ltd.	5,438,000	2,775,477
China Construction Bank Corp., Class H	8,241,281	6,756,896
China Meidong Auto Holdings, Ltd.	1,308,000	492,653
China Mobile, Ltd. Sponsored ADR	109,316	5,247,168

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

China Shenhua Energy Co., Ltd., Class H	1,424,000	$3,101,609
China State Construction International Holdings, Ltd.	4,554,249	3,602,219
CNOOC, Ltd.	1,923,800	2,947,390
Consun Pharmaceutical Group, Ltd.	1,891,000	1,088,329
Fufeng Group, Ltd.	1,613,000	682,627
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	775,200	2,928,930
Huami Corp. ADR	53,445	525,364
JNBY Design, Ltd.	1,011,500	1,417,557
Kingsoft Corp., Ltd.	2,046,000	2,956,298
NetEase, Inc. ADR	28,750	6,766,887
Ping An Insurance (Group) Co. of China, Ltd., Class H	712,000	6,251,779
Precision Tsugami China Corp., Ltd.	766,000	700,878
RISE Education Cayman, Ltd. ADR (*)	110,000	882,200
Sinotrans, Ltd., Class H (*)	3,175,000	1,366,185
Tencent Holdings, Ltd.	142,100	5,632,706
Tianyun International Holdings, Ltd.	5,494,000	782,733
West China Cement, Ltd.	8,556,000	1,150,733
Yestar Healthcare Holdings Co., Ltd.	3,037,500	710,559
ZTO Express Cayman, Inc. ADR	222,430	3,521,067
		85,219,611
Colombia | 1.5%
Bancolombia SA Sponsored ADR	116,592	4,442,155

Egypt | 0.9%
Commercial International Bank Egypt SAE GDR	446,092	1,893,567
Credit Agricole Egypt SAE	240,239	550,095
Dice Sport & Casual Wear (*)	266,817	200,970
		2,644,632
Estonia | 0.1%
Tallinna Sadam AS	125,200	292,663

Georgia | 0.6%
Bank of Georgia Group PLC	67,581	1,182,495
TBC Bank Group PLC	33,962	655,889
		1,838,384

The accompanying notes are an integral part of these financial statements.

Annual Report  85

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Greece | 0.5%
OPAP SA	154,619	$1,343,096

Hong Kong | 4.0%
China Gas Holdings, Ltd.	906,000	3,205,751
China Water Affairs Group, Ltd.	1,364,000	1,461,948
Kingboard Laminates Holdings, Ltd.	1,077,500	890,815
NewOcean Energy Holdings, Ltd. (*)	1,724,000	562,327
Techtronic Industries Co., Ltd.	936,500	4,936,241
TK Group Holdings, Ltd.	796,000	434,170
Tongda Group Holdings, Ltd.	4,839,114	478,351
		11,969,603
Hungary | 1.0%
OTP Bank Nyrt.	75,888	3,060,790

India | 12.4%
Axis Bank, Ltd. (*)	838,508	7,459,633
Bajaj Auto, Ltd.	66,982	2,604,929
Dewan Housing Finance Corp., Ltd.	201,553	721,681
Graphite India, Ltd.	63,684	688,286
HCL Technologies, Ltd.	101,830	1,403,993
ICICI Bank, Ltd. Sponsored ADR	808,983	8,324,435
Infosys, Ltd. Sponsored ADR	147,300	1,402,296
Jubilant Life Sciences, Ltd.	143,917	1,467,616
Kiri Industries, Ltd. (*)	101,928	655,406
Mahanagar Gas, Ltd.	75,300	976,411
Mirza International, Ltd.	229,418	273,849
Reliance Industries, Ltd.	336,772	5,422,036
Tata Consultancy Services, Ltd.	141,149	3,829,653
The South Indian Bank, Ltd.	1,318,722	292,754
Uflex, Ltd.	118,719	480,779
UPL, Ltd.	87,379	947,567
		36,951,324

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Indonesia | 4.2%
PT Bank Mandiri (Persero) Tbk	7,658,400	$3,926,100
PT Bank Pembangunan Daerah Jawa Timur Tbk	7,531,400	361,375
PT Bank Rakyat Indonesia (Persero) Tbk	19,513,490	4,981,024
PT Bekasi Fajar Industrial Estate Tbk	40,140,000	580,537
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	102,630	2,689,932
		12,538,968
Kenya | 0.2%
KCB Group, Ltd.	1,537,700	565,299

Kuwait | 0.3%
Human Soft Holding Co. KSC	77,918	842,098

Mexico | 2.1%
Alpek SAB de CV (*)	1,018,900	1,246,939
America Movil SAB de CV, Class L Sponsored ADR	118,843	1,693,513
Credito Real SAB de CV	354,900	319,111
Grupo Mexico SAB de CV, Series B	567,701	1,168,233
Kimberly-Clark de Mexico SAB de CV, Series A	1,128,100	1,789,300
		6,217,096
Morocco | 0.1%
Residences Dar Saada	21,421	221,791

Oman | 0.3%
Ooredoo	556,898	821,031

Pakistan | 0.2%
Bank Alfalah, Ltd.	1,507,000	439,852
Kohinoor Textile Mills, Ltd.	565,890	183,565
		623,417
Philippines | 0.2%
PLDT, Inc. Sponsored ADR	34,502	737,653

Poland | 0.3%
Dino Polska SA (*)	40,572	1,037,510

The accompanying notes are an integral part of these financial statements.

Annual Report  87

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Russia | 6.0%
Gazprom PJSC Sponsored ADR	399,093	$1,765,255
LUKOIL PJSC Sponsored ADR	48,873	3,486,600
Mobile TeleSystems PJSC Sponsored ADR	301,200	2,108,400
Sberbank of Russia PJSC	656,095	1,754,672
Sberbank of Russia PJSC Sponsored ADR	472,547	5,179,115
Yandex NV Class A (*)	126,800	3,467,980
		17,762,022
Singapore | 0.4%
BOC Aviation, Ltd.	172,700	1,270,601

South Africa | 1.3%
Petra Diamonds, Ltd. (*)	2,160,614	1,032,587
Standard Bank Group, Ltd.	234,235	2,910,630
		3,943,217
South Korea | 11.4%
ELP Corp. (*)	27,880	317,648
Eugene Technology Co., Ltd.	108,147	1,041,388
F&F Co., Ltd. (*)	19,478	695,274
Hanwha Life Insurance Co., Ltd. (*)	196,246	740,813
HS Industries Co., Ltd. (*)	228,345	1,395,900
Hyundai Mobis Co., Ltd. (*)	16,020	2,721,672
Innocean Worldwide, Inc. (*)	22,889	1,297,576
KT&G Corp.	20,343	1,850,666
Nasmedia Co., Ltd. (*)	30,957	785,862
NCSoft Corp. (*)	6,501	2,723,743
Nice Information & Telecommunication, Inc. (*)	35,109	617,594
Samjin Pharmaceutical Co., Ltd. (*)	16,494	596,636
Samsung Electronics Co., Ltd.	318,176	11,009,103
Shinhan Financial Group Co., Ltd.	87,803	3,115,803
SK Hynix, Inc.	94,268	5,095,539
		34,005,217

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Taiwan | 7.7%
Chailease Holding Co., Ltd.	414,300	$1,296,066
Gourmet Master Co., Ltd.	150,782	1,004,910
Hon Hai Precision Industry Co., Ltd.	708,136	1,634,464
Largan Precision Co., Ltd.	29,614	3,103,798
MediaTek, Inc.	325,000	2,396,783
Powertech Technology, Inc.	400,000	851,519
Primax Electronics, Ltd.	843,000	1,194,158
Silicon Motion Technology Corp. ADR	90,851	3,134,359
Sunny Friend Environmental Technology Co., Ltd.	106,000	697,713
Taiwan Semiconductor Manufacturing Co., Ltd.	904,720	6,567,614
Tripod Technology Corp.	345,000	897,503
		22,778,887
Thailand | 0.5%
Tisco Financial Group Public Co. Ltd. (‡)	571,100	1,372,499

Turkey | 0.8%
KOC Holding AS ADR	172,067	2,271,284

Ukraine | 0.2%
Kernel Holding SA	52,958	692,104

Total Common Stocks (Cost $316,023,063)		288,292,594

Preferred Stocks | 1.3%

Brazil | 1.3%
Banco Bradesco SA ADR (Cost $2,910,303)	380,490	3,763,046

The accompanying notes are an integral part of these financial statements.

Annual Report  89

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Warrants | 0.0%

Brazil | 0.0%
Iochpe Maxion SA, Expires 06/03/19 (*) (Cost $0)	15,354	$37,437

Short-Term Investments | 1.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $5,709,402)	5,709,402	5,709,402

Total Investments | 100.1% (Cost $324,642,768)		$297,802,479

Liabilities in Excess of Cash and Other Assets | (0.1)%		(198,191)

Net Assets | 100.0%		$297,604,288

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 97.9%

Argentina | 1.6%
YPF SA Sponsored ADR	10,503,594	$140,643,124

Brazil | 9.0%
Ambev SA ADR	25,767,340	101,007,973
Banco do Brasil SA	29,057,534	349,676,209
BB Seguridade Participacoes SA	20,776,800	148,448,243
CCR SA	32,574,234	94,613,780
Cia de Saneamento Basico do Estado de Sao Paulo	314,388	2,557,981
Cielo SA	38,692,219	88,733,220
Petrobras Distribuidora SA	1,378,623	9,131,019
		794,168,425
China | 20.1%
AAC Technologies Holdings, Inc.	11,765,500	67,631,593
Anhui Conch Cement Co., Ltd., Class H	21,249,951	101,965,550
Baidu, Inc. Sponsored ADR (*)	643,639	102,081,145
China Construction Bank Corp., Class H	543,369,220	445,499,822
China Mobile, Ltd. Sponsored ADR	7,385,900	354,523,200
China Shenhua Energy Co., Ltd., Class H	34,650,110	75,471,267
CNOOC, Ltd.	59,035,000	90,445,548
ENN Energy Holdings, Ltd.	9,681,500	85,360,468
Hengan International Group Co., Ltd.	8,599,500	62,370,560
NetEase, Inc. ADR	1,075,864	253,226,110
Weichai Power Co., Ltd., Class H (^)	118,270,288	134,116,483
		1,772,691,746
Egypt | 0.9%
Commercial International Bank Egypt SAE GDR	19,363,463	82,193,853

Hong Kong | 1.0%
ASM Pacific Technology, Ltd.	9,529,000	91,311,291

Hungary | 2.1%
OTP Bank Nyrt.	4,542,612	183,217,110

The accompanying notes are an integral part of these financial statements.

Annual Report  91

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

India | 9.1%
Axis Bank, Ltd. (*)	22,458,196	$199,795,242
Bajaj Auto, Ltd.	2,124,873	82,636,273
Bharat Petroleum Corp., Ltd.	4,812,251	24,951,096
HCL Technologies, Ltd.	5,555,249	76,593,635
Hero MotoCorp, Ltd.	3,005,411	133,433,170
Infosys, Ltd. Sponsored ADR	7,848,652	74,719,167
Tata Consultancy Services, Ltd.	7,632,389	207,081,904
		799,210,487
Indonesia | 5.9%
PT Astra International Tbk	204,321,600	117,618,294
PT Bank Mandiri (Persero) Tbk	347,304,142	178,046,428
PT Semen Indonesia (Persero) Tbk	98,966,200	79,117,889
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	5,494,310	144,005,865
		518,788,476
Luxembourg | 0.7%
Ternium SA Sponsored ADR	2,171,622	58,850,956

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	6,960,700	60,594,729

Mexico | 3.1%
America Movil SAB de CV, Class L Sponsored ADR	11,607,171	165,402,187
Grupo Mexico SAB de CV, Series B	24,709,047	50,847,068
Kimberly-Clark de Mexico SAB de CV, Series A	39,066,195	61,963,606
		278,212,861
Pakistan | 1.2%
Habib Bank, Ltd.	23,714,780	20,585,936
Oil & Gas Development Co., Ltd.	19,854,917	18,303,821
Pakistan Petroleum, Ltd.	59,350,052	63,999,418
		102,889,175
Philippines | 0.6%
PLDT, Inc. Sponsored ADR	2,658,385	56,836,271

The accompanying notes are an integral part of these financial statements.

92  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

Russia | 9.2%
ALROSA PAO	58,722,879	$83,118,066
Gazprom PJSC Sponsored ADR	22,947,240	101,499,475
LUKOIL PJSC Sponsored ADR	2,486,739	177,516,403
Magnit PJSC Sponsored GDR	4,649,846	59,194,548
Mobile TeleSystems PJSC Sponsored ADR	15,984,243	111,889,701
Sberbank of Russia PJSC	105,631,065	282,501,516
		815,719,709
South Africa | 9.7%
Imperial Logistics, Ltd. (^)	7,191,474	34,041,858
Life Healthcare Group Holdings, Ltd.	37,238,007	67,891,687
Motus Holdings, Ltd. (*)	7,191,474	43,991,077
Nedbank Group, Ltd.	5,026,896	95,646,305
PPC, Ltd. (*)	69,760,695	28,578,558
Sanlam, Ltd.	17,908,856	99,316,334
Shoprite Holdings, Ltd.	9,791,761	128,713,524
Standard Bank Group, Ltd.	7,871,108	97,807,263
The Bidvest Group, Ltd.	6,144,646	88,452,923
Vodacom Group, Ltd.	11,131,696	102,209,474
Woolworths Holdings, Ltd.	16,956,187	64,537,359
		851,186,362
South Korea | 14.1%
Coway Co., Ltd.	1,551,063	102,905,483
Hanwha Life Insurance Co., Ltd. (*)	13,853,670	52,296,524
Hyundai Mobis Co., Ltd. (*)	684,352	116,266,032
KB Financial Group, Inc.	2,567,620	107,177,544
KT&G Corp.	895,252	81,443,874
Samsung Electronics Co., Ltd.	10,621,891	367,524,564
Shinhan Financial Group Co., Ltd.	5,006,452	177,660,417
SK Hynix, Inc.	4,346,642	234,952,307
		1,240,226,745
Taiwan | 5.2%
Catcher Technology Co., Ltd.	9,183,000	66,205,256
Hon Hai Precision Industry Co., Ltd.	38,991,425	89,996,927
Taiwan Semiconductor Manufacturing Co., Ltd.	41,192,284	299,026,225
		455,228,408

The accompanying notes are an integral part of these financial statements.

Annual Report  93

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (concluded)

Thailand | 1.6%
Kasikornbank Public Co. Ltd. (‡)	12,110,054	$68,904,143
The Siam Cement Public Co. Ltd. (‡)	5,425,800	72,655,061
		141,559,204
Turkey | 2.1%
KOC Holding AS	27,486,003	73,409,523
Tupras Turkiye Petrol Rafinerileri AS	5,097,405	112,385,440
		185,794,963
Total Common Stocks (Cost $8,834,771,508)		8,629,323,895

Short-Term Investments | 2.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $209,726,438)	209,726,438	209,726,438

Total Investments | 100.3% (Cost $9,044,497,946)		$8,839,050,333

Liabilities in Excess of Cash and Other Assets | (0.3)%		(28,113,525)

Net Assets | 100.0%		$8,810,936,808

The accompanying notes are an integral part of these financial statements.

94  Annual Report

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio

Common Stocks | 97.5%

Australia | 3.4%
Transurban Group	35,494	$291,396

Belgium | 4.2%
Anheuser-Busch InBev SA/NV	5,399	357,318

France | 2.1%
Bureau Veritas SA	8,670	176,093

Germany | 2.0%
Fresenius Medical Care AG & Co. KGaA	2,649	172,069

Italy | 4.5%
Atlantia SpA (*)	18,661	386,432

Luxembourg | 6.2%
SES SA	27,415	525,103

United Kingdom | 7.4%
National Grid PLC	26,547	256,725
United Utilities Group PLC	39,849	373,153
		629,878
United States | 67.7%
Alphabet, Inc., Class C (*)	91	94,241
Cisco Systems, Inc.	1,979	85,750
CVS Health Corp.	2,414	158,165
Dollar Tree, Inc. (*)	1,926	173,956
H&R Block, Inc.	15,369	389,912
International Game Technology PLC	34,718	507,924
IPG Photonics Corp. (*)	2,780	314,946
KLA-Tencor Corp.	2,005	179,428
McKesson Corp.	4,726	522,081
MEDNAX, Inc. N Ap (*)	7,682	253,506
Medtronic PLC	2,026	184,285

The accompanying notes are an integral part of these financial statements.

Annual Report  95

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio (concluded)

Microsoft Corp.	1,713	$173,989
Nielsen Holdings PLC	22,092	515,406
Norfolk Southern Corp.	1,195	178,700
Omnicom Group, Inc.	4,752	348,037
Oracle Corp.	11,804	532,951
PG&E Corp. (*)	9,181	218,049
QUALCOMM, Inc.	3,462	197,022
Stericycle, Inc. (*)	13,527	496,306
Tapestry, Inc.	5,076	171,315
Visa, Inc., Class A	633	83,518
		5,779,487
Total Common Stocks (Cost $9,402,903)		8,317,776

Short-Term Investments | 1.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $83,365)	83,365	83,365

Total Investments | 98.5% (Cost $9,486,268)		$8,401,141

Cash and Other Assets in Excess of Liabilities | 1.5%		129,748

Net Assets | 100.0%		$8,530,889

The accompanying notes are an integral part of these financial statements.

96  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 95.8%

Belgium | 0.9%
Anheuser-Busch InBev SA/NV	8,997	$595,442

Canada | 3.9%
CAE, Inc.	31,240	574,137
Canadian National Railway Co.	14,200	1,051,686
National Bank of Canada	23,165	951,068
		2,576,891
China | 1.9%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	3,450	472,892
Tencent Holdings, Ltd.	20,020	793,573
		1,266,465
Finland | 2.1%
Nordea Bank Abp	83,385	703,275
Sampo Oyj, A Shares	15,691	689,794
		1,393,069
France | 1.3%
Ubisoft Entertainment SA (*)	10,483	840,998

Germany | 1.0%
Symrise AG	8,947	661,174

Hong Kong | 3.1%
AIA Group, Ltd.	129,745	1,067,316
Hang Seng Bank, Ltd.	43,900	980,527
		2,047,843
India | 0.8%
Indiabulls Housing Finance, Ltd. GDR	45,146	550,781

Israel | 1.1%
Israel Discount Bank, Ltd., Class A	235,617	726,128

The accompanying notes are an integral part of these financial statements.

Annual Report  97

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

Japan | 6.5%
Daiwa House Industry Co., Ltd.	26,085	$828,448
Kansai Paint Co., Ltd.	29,400	564,249
Kao Corp.	10,500	774,122
Ryohin Keikaku Co., Ltd.	3,360	817,722
TechnoPro Holdings, Inc.	15,800	645,386
Yamaha Corp.	16,400	696,286
		4,326,213
Netherlands | 2.4%
Wolters Kluwer NV	26,868	1,586,644

Singapore | 1.7%
Oversea-Chinese Banking Corp., Ltd.	133,000	1,092,420

South Africa | 1.6%
Distell Group Holdings, Ltd.	74,339	554,781
Sanlam, Ltd.	85,692	475,218
		1,029,999
Sweden | 3.1%
Assa Abloy AB, Class B	28,798	514,887
Epiroc AB, Class A (*)	87,792	833,756
Hexagon AB, B Shares	15,165	699,971
		2,048,614
Switzerland | 2.1%
Julius Baer Group, Ltd.	9,824	351,048
Novartis AG	12,207	1,045,510
		1,396,558
Taiwan | 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	17,360	640,758

The accompanying notes are an integral part of these financial statements.

98  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

United Kingdom | 12.0%
Bunzl PLC	18,701	$562,690
Coca-Cola European Partners PLC	19,260	883,071
Compass Group PLC	40,153	842,999
Diageo PLC	41,619	1,479,286
Prudential PLC	34,171	610,536
RELX PLC (*)	61,391	1,263,816
RSA Insurance Group PLC	83,755	546,478
The Weir Group PLC	22,380	367,967
Unilever PLC	26,971	1,411,599
		7,968,442
United States | 49.3%
Accenture PLC, Class A	8,320	1,173,203
Alphabet, Inc., Class A (*)	1,939	2,026,177
Aon PLC	9,760	1,418,714
Biogen, Inc. (*)	5,035	1,515,132
Boston Scientific Corp. N Ap (*)	28,865	1,020,089
Cisco Systems, Inc.	20,245	877,216
Comerica, Inc.	8,485	582,835
Eaton Corp. PLC	7,725	530,399
eBay, Inc. (*)	17,500	491,225
Honeywell International, Inc.	8,358	1,104,259
Intercontinental Exchange, Inc.	17,395	1,310,365
IQVIA Holdings, Inc. (*)	12,560	1,459,095
Johnson & Johnson	12,225	1,577,636
Lowe’s Cos., Inc.	7,915	731,029
McDonald’s Corp.	6,030	1,070,747
Microsoft Corp.	17,685	1,796,265
Motorola Solutions, Inc.	7,520	865,101
Rockwell Automation, Inc.	4,525	680,922
S&P Global, Inc.	5,865	996,698
Schlumberger, Ltd.	14,571	525,722
Starbucks Corp.	12,400	798,560
The Charles Schwab Corp.	21,575	896,010
The Coca-Cola Co.	37,615	1,781,070

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (concluded)

The Procter & Gamble Co.	10,765	$989,519
Thermo Fisher Scientific, Inc.	7,705	1,724,302
United Technologies Corp.	4,484	477,456
Visa, Inc., Class A	10,088	1,331,011
Welbilt, Inc. (*)	25,950	288,305
Worldpay, Inc., Class A (*)	15,685	1,198,805
Zoetis, Inc.	16,167	1,382,925
		32,620,792
Total Common Stocks (Cost $60,538,016)		63,369,231

Short-Term Investments | 4.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $3,109,649)	3,109,649	3,109,649

Total Investments | 100.5% (Cost $63,647,665)		$66,478,880

Liabilities in Excess of Cash and Other Assets | (0.5)%		(333,980)

Net Assets | 100.0%		$66,144,900

The accompanying notes are an integral part of these financial statements.

100  Annual Report

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 96.2%

Australia | 9.5%
Atlas Arteria, Ltd.	16,435,137	$72,462,087
AusNet Services	37,014,129	40,562,170
Spark Infrastructure Group	67,622,901	105,300,231
Sydney Airport	10,000,000	47,400,843
Transurban Group	29,731,519	244,087,221
		509,812,552
Canada | 0.9%
ATCO, Ltd., Class I	1,750,800	49,515,373

France | 8.2%
Eutelsat Communications SA	9,871,601	195,219,212
Vinci SA	2,940,331	241,630,016
		436,849,228
Germany | 2.9%
Fraport AG	2,159,169	154,333,094

Italy | 24.8%
ASTM SpA	1,316,169	26,311,999
Atlantia SpA (*)	20,216,429	418,642,274
Hera SpA	8,474,265	25,811,568
Italgas SpA	29,006,128	165,802,572
Snam SpA	55,735,262	243,964,979
Societa Iniziative Autostradali e Servizi SpA	1,891,637	26,087,807
Terna SpA	74,048,386	420,344,732
		1,326,965,931
Luxembourg | 5.7%
SES SA	15,840,185	303,400,711

Portugal | 1.1%
REN - Redes Energeticas Nacionais SGPS SA	20,694,113	57,678,179

Spain | 4.7%
Red Electrica Corporacion SA	11,213,000	249,765,419

The accompanying notes are an integral part of these financial statements.

Annual Report  101

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio (continued)

United Kingdom | 16.5%
National Grid PLC	24,884,298	$240,645,206
Pennon Group PLC	17,678,748	155,894,195
Severn Trent PLC	10,202,401	235,711,601
United Utilities Group PLC	26,598,242	249,070,690
		881,321,692
United States | 21.9%
American Electric Power Co., Inc.	2,910,883	217,559,395
Consolidated Edison, Inc.	1,012,600	77,423,396
CSX Corp.	1,300,000	80,769,000
Edison International	3,057,809	173,591,817
Kansas City Southern	1,537,800	146,783,010
Norfolk Southern Corp.	1,685,137	251,995,387
PG&E Corp. (*)	9,504,849	225,740,164
		1,173,862,169
Total Common Stocks (Cost $5,462,346,658)		5,143,504,348

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $152,170,295)	152,170,295	152,170,295

Total Investments | 99.0% (Cost $5,614,516,953) (»)		$5,295,674,643

Cash and Other Assets in Excess of Liabilities | 1.0%		55,434,047

Net Assets | 100.0%		$5,351,108,690

The accompanying notes are an integral part of these financial statements.

102  Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	32,595,580	USD	23,031,450	RBC	03/28/19	$—	$39,902
USD	122,642,240	AUD	170,632,682	BNP	03/28/19	2,285,142	—
USD	74,087,174	AUD	103,062,752	CIT	03/28/19	1,391,055	—
USD	101,085,498	AUD	140,610,369	HSB	03/28/19	1,904,872	—
USD	84,364,897	AUD	117,343,780	RBC	03/28/19	1,595,543	—
USD	76,047,779	AUD	105,770,288	SCB	03/28/19	1,441,878	—
USD	88,526,512	AUD	123,143,335	SSB	03/28/19	1,666,396	—
USD	11,519,082	CAD	15,441,053	BNP	03/28/19	186,391	—
USD	13,448,964	CAD	18,026,992	HSB	03/28/19	218,369	—
USD	24,525,538	CAD	32,863,608	SCB	03/28/19	405,868	—
USD	33,934,844	CHF	33,362,703	CAN	03/28/19	—	279,690
USD	388,555,695	EUR	337,108,256	BNP	03/28/19	—	457,235
USD	340,321,123	EUR	295,444,570	CAN	03/28/19	—	613,149
USD	345,062,058	EUR	299,603,256	CIT	03/28/19	—	671,214
USD	414,673,461	EUR	359,950,228	HSB	03/28/19	—	698,427
USD	419,305,540	EUR	363,977,344	MEL	03/28/19	—	713,521
USD	233,460,779	EUR	202,665,722	RBC	03/28/19	—	409,454
USD	386,010,296	EUR	335,079,836	SSB	03/28/19	—	661,898
USD	122,236,121	GBP	96,102,566	BNP	03/28/19	—	760,876
USD	170,217,339	GBP	133,833,393	CAN	03/28/19	—	1,069,507
USD	137,681,034	GBP	108,253,423	CIT	03/28/19	—	867,254
USD	124,391,414	GBP	97,794,299	HSB	03/28/19	—	770,749
USD	212,532,177	GBP	167,077,164	RBC	03/28/19	—	1,301,753
USD	134,257,276	GBP	105,561,036	SSB	03/28/19	—	845,156
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$11,095,514	$10,159,785

The accompanying notes are an integral part of these financial statements.

Annual Report  103

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio

Short-Term Investments | 100.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $4,321,682)	4,321,682	$4,321,682

Liabilities in Excess of Cash and Other Assets | (100.0)%		(4,321,682)

Net Assets | 0.0%		$—

The accompanying notes are an integral part of these financial statements.

104  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 96.5%

Canada | 2.9%
Suncor Energy, Inc.	1,442	$40,275
Toromont Industries, Ltd.	886	35,214
		75,489
China | 3.3%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	349	47,838
Tencent Holdings, Ltd.	1,000	39,639
		87,477
Denmark | 1.4%
Genmab A/S (*)	219	35,889

Finland | 1.8%
Sampo Oyj, A Shares	1,061	46,643

France | 4.9%
Safran SA	358	43,010
Ubisoft Entertainment SA (*)	271	21,741
Vivendi SA	2,685	65,238
		129,989
Hong Kong | 3.0%
AIA Group, Ltd.	6,800	55,939
Techtronic Industries Co., Ltd.	4,363	22,997
		78,936
India | 1.6%
ICICI Bank, Ltd. Sponsored ADR	4,035	41,520

Indonesia | 0.2%
PT Media Nusantara Citra Tbk	85,300	4,101

Israel | 1.5%
Bank Leumi Le-Israel BM	6,747	40,850

The accompanying notes are an integral part of these financial statements.

Annual Report  105

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

Japan | 3.2%
Digital Garage, Inc.	1,000	$22,976
Nexon Co., Ltd. (*)	2,300	29,381
TechnoPro Holdings, Inc.	800	32,678
		85,035
Netherlands | 1.5%
ABN AMRO Group NV	1,661	38,906

New Zealand | 1.3%
Trade Me Group, Ltd.	8,105	34,621

South Africa | 2.4%
Naspers, Ltd., N Shares	166	32,974
Sanlam, Ltd.	5,637	31,261
		64,235
Switzerland | 4.9%
Novartis AG	635	54,387
Partners Group Holding AG	70	42,548
The Swatch Group AG	114	33,350
		130,285
United Kingdom | 9.3%
Bunzl PLC	1,419	42,696
Coca-Cola European Partners PLC	989	45,492
Informa PLC	5,815	46,629
Prudential PLC	1,661	29,677
RELX PLC (*)	2,713	55,850
Rio Tinto PLC	533	25,414
		245,758
United States | 53.3%
Accenture PLC, Class A	432	60,916
Alphabet, Inc., Class A (*)	132	137,935
Aon PLC	449	65,267
Bank of America Corp.	1,967	48,467
Baxter International, Inc.	409	26,920
Biogen, Inc. (*)	127	38,217
Comerica, Inc.	685	47,053
Danaher Corp.	425	43,826

The accompanying notes are an integral part of these financial statements.

106  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

Deere & Co.	323	$48,182
Dollar Tree, Inc. (*)	252	22,761
Electronic Arts, Inc. (*)	265	20,911
EOG Resources, Inc.	421	36,715
Halliburton Co.	1,244	33,066
Henry Schein, Inc. (*)	475	37,297
Intercontinental Exchange, Inc.	938	70,660
IPG Photonics Corp. (*)	101	11,442
IQVIA Holdings, Inc. (*)	623	72,374
Medtronic PLC	618	56,213
Microsoft Corp.	833	84,608
Palo Alto Networks, Inc. (*)	250	47,087
Raytheon Co.	315	48,305
S&P Global, Inc.	339	57,610
The Coca-Cola Co.	1,637	77,512
Union Pacific Corp.	265	36,631
Visa, Inc., Class A	643	84,837
Worldpay, Inc., Class A (*)	538	41,119
Zoetis, Inc.	585	50,041
		1,405,972
Total Common Stocks (Cost $2,505,753)		2,545,706

Short-Term Investments | 3.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $102,289)	102,289	102,289

Total Investments | 100.4% (Cost $2,608,042)		$2,647,995

Liabilities in Excess of Cash and Other Assets | (0.4)%		(11,304)

Net Assets | 100.0%		$2,636,691

The accompanying notes are an integral part of these financial statements.

Annual Report  107

Description	Shares	Fair Value

Lazard International Compounders Portfolio

Common Stocks | 86.0%

Australia | 2.2%
Ramsay Health Care, Ltd.	80	$3,253

Canada | 13.5%
CAE, Inc.	190	3,492
Canadian National Railway Co.	61	4,518
Dollarama, Inc.	187	4,447
National Bank of Canada	83	3,408
Toromont Industries, Ltd.	109	4,332
		20,197
China | 8.0%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	22	3,015
Cie Financiere Richemont SA ADR	287	1,851
Geberit AG ADR	81	3,186
Tencent Holdings, Ltd.	100	3,964
		12,016
Denmark | 4.6%
Coloplast A/S ADR	381	3,524
Genmab A/S Sponsored ADR (*)	201	3,312
		6,836
France | 4.4%
Legrand SA	56	3,163
Ubisoft Entertainment SA (*)	43	3,450
		6,613
Germany | 4.8%
SAP SE Sponsored ADR	41	4,082
Symrise AG ADR	166	3,075
		7,157
India | 4.5%
HDFC Bank, Ltd. ADR	65	6,733

Israel | 2.3%
Check Point Software Technologies, Ltd. (*)	33	3,388

The accompanying notes are an integral part of these financial statements.

108  Annual Report

Description	Shares	Fair Value

Lazard International Compounders Portfolio (continued)

Japan | 3.9%
Pigeon Corp. ADR	356	$3,774
Shimano, Inc. ADR	149	2,117
		5,891
Netherlands | 2.0%
ASML Holding NV	19	2,986

Norway | 1.9%
Gjensidige Forsikring ASA ADR	187	2,907

South Africa | 5.6%
Clicks Group, Ltd.	318	4,218
Mr Price Group, Ltd.	113	1,927
Sanlam, Ltd.	415	2,301
		8,446
Spain | 1.7%
Industria de Diseno Textil SA	98	2,498

Sweden | 5.0%
Assa Abloy AB ADR	488	4,329
Hexagon AB ADR	68	3,182
		7,511
Taiwan | 2.9%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	118	4,355

United Kingdom | 13.4%
Bunzl PLC	127	3,821
Compass Group PLC	175	3,674
Intertek Group PLC	57	3,487
London Stock Exchange Group PLC	56	2,900
Prudential PLC	113	2,019
RELX PLC (*)	201	4,138
		20,039

The accompanying notes are an integral part of these financial statements.

Annual Report  109

Description	Shares	Fair Value

Lazard International Compounders Portfolio (concluded)

United States | 5.3%
Aon PLC	33	$4,797
QIAGEN NV (*)	91	3,135
		7,932
Total Common Stocks (Cost $129,053)		128,758

Total Investments | 86.0% (Cost $129,053)		$128,758

Cash and Other Assets in Excess of Liabilities | 14.0%		20,947

Net Assets | 100.0%		$149,705

The accompanying notes are an integral part of these financial statements.

110  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 101.9%

Australia | 7.0%
Alumina, Ltd.	1,284	$2,061
Aristocrat Leisure, Ltd.	1,018	15,548
BlueScope Steel, Ltd.	843	6,507
CIMIC Group, Ltd.	547	16,723
Coca-Cola Amatil, Ltd.	732	4,222
Cochlear, Ltd.	60	7,291
Coles Group, Ltd. (*)	547	4,523
CSL, Ltd.	372	48,582
Inghams Group, Ltd.	1,531	4,454
Link Administration Holdings, Ltd.	1,186	5,655
Qantas Airways, Ltd.	3,178	12,973
Regis Resources, Ltd.	767	2,619
Sandfire Resources NL	456	2,145
Saracen Mineral Holdings, Ltd. (*)	5,580	11,590
SmartGroup Corp., Ltd.	311	1,945
Wesfarmers, Ltd.	157	3,565
		150,403
Austria | 0.2%
Raiffeisen Bank International AG	98	2,496
Voestalpine AG	87	2,602
		5,098
Belgium | 0.3%
UCB SA	69	5,625

China | 1.3%
China Sunsine Chemical Holdings, Ltd.	3,700	3,391
Yangzijiang Shipbuilding Holdings, Ltd.	27,400	24,911
		28,302
Denmark | 1.1%
H. Lundbeck A/S	59	2,587
Novo Nordisk A/S, Class B	449	20,640
		23,227

The accompanying notes are an integral part of these financial statements.

Annual Report  111

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Finland | 0.5%
Fortum Oyj	202	$4,430
Neste Oyj	84	6,486
		10,916
France | 11.2%
Air France-KLM (*)	248	2,681
AXA SA	906	19,520
BNP Paribas SA	208	9,368
Credit Agricole SA	326	3,507
Eiffage SA	71	5,940
Electricite de France SA	1,869	29,449
Faurecia SA	238	8,933
Hermes International	27	14,932
Ipsen SA	131	16,896
Kering SA	16	7,488
L’Oreal SA	87	19,971
Peugeot SA	1,274	27,082
Safran SA	40	4,806
Schneider Electric SE	43	2,927
Societe Generale SA	47	1,492
Total SA	1,108	58,533
Unibail-Rodamco-Westfield REIT (*)	47	7,291
		240,816
Germany | 7.2%
Allianz SE	253	50,769
Continental AG	114	15,764
Covestro AG	323	15,980
Deutsche Lufthansa AG	537	12,111
HUGO BOSS AG	161	9,929
MTU Aero Engines AG	124	22,522
SAP SE	181	18,029
Schaeffler AG (Preference Shares)	418	3,564
Siltronic AG	84	6,947
		155,615

The accompanying notes are an integral part of these financial statements.

112  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Hong Kong | 3.7%
CK Asset Holdings, Ltd.	2,000	$14,543
CK Hutchison Holdings, Ltd.	500	4,778
Hang Seng Bank, Ltd.	300	6,701
Jardine Matheson Holdings, Ltd.	201	13,995
Kerry Properties, Ltd.	1,500	5,096
Lifestyle International Holdings, Ltd.	3,000	4,524
Link Real Estate Investment Trust	1,000	10,071
Sands China, Ltd.	1,600	6,929
Swire Pacific, Ltd., Class A	500	5,253
Techtronic Industries Co., Ltd.	500	2,635
Xinyi Glass Holdings, Ltd.	4,000	4,393
		78,918
Israel | 0.3%
Attunity, Ltd. (*)	100	1,968
Israel Discount Bank, Ltd., Class A	1,071	3,301
		5,269
Italy | 3.8%
Enel SpA	7,619	43,954
Intesa Sanpaolo SpA	10,511	23,295
Poste Italiane SpA	531	4,262
UniCredit SpA	950	10,777
		82,288
Japan | 25.3%
Advantest Corp.	100	2,015
AGC, Inc.	300	9,309
Canon, Inc.	400	11,022
Capcom Co., Ltd.	500	9,967
Daicel Corp.	1,400	14,387
Daiwa House Industry Co., Ltd.	1,100	34,935
DMG Mori Co., Ltd.	800	8,929
East Japan Railway Co. ADR	2,054	30,019
FUJIFILM Holdings Corp.	300	11,577
Fukuoka Financial Group, Inc.	100	2,017
Haseko Corp.	200	2,094
Hitachi Capital Corp.	100	2,088

The accompanying notes are an integral part of these financial statements.

Annual Report  113

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Hitachi, Ltd.	400	$10,633
Honda Motor Co., Ltd.	400	10,452
Japan Post Holdings Co., Ltd.	3,300	37,942
JFE Holdings, Inc.	500	7,955
JSR Corp.	300	4,483
Kakaku.com, Inc.	100	1,759
KDDI Corp.	200	4,766
Kose Corp.	100	15,859
Maeda Corp.	200	1,857
Mitsubishi Heavy Industries, Ltd.	100	3,592
Mitsubishi UFJ Financial Group, Inc.	3,800	18,738
MS&AD Insurance Group Holdings, Inc.	800	22,708
Nippon Steel & Sumitomo Metal Corp.	100	1,710
Nitto Denko Corp.	200	9,986
Nomura Holdings, Inc.	1,700	6,482
NTT DOCOMO, Inc.	1,900	42,664
ORIX Corp.	1,900	27,606
Raysum Co., Ltd.	200	1,748
Seven & I Holdings Co., Ltd.	400	17,417
Shin-Etsu Chemical Co., Ltd.	100	7,704
Shionogi & Co., Ltd.	200	11,341
Showa Denko KK	200	5,866
Sompo Holdings, Inc.	500	16,877
Sumitomo Mitsui Construction Co., Ltd.	900	5,455
Sumitomo Mitsui Trust Holdings, Inc.	400	14,560
Suzuken Co., Ltd.	300	15,397
Taisei Corp.	300	12,755
The Chiba Bank, Ltd.	400	2,218
The Dai-ichi Life Insurance Co., Ltd.	200	3,099
The Shizuoka Bank, Ltd.	300	2,335
Tokai Carbon Co., Ltd.	200	2,247
Tokyo Electron, Ltd.	200	22,946
Tokyo Gas Co., Ltd.	400	10,116
Tosoh Corp.	500	6,470
Toyo Seikan Group Holdings, Ltd.	300	6,843

The accompanying notes are an integral part of these financial statements.

114  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

UT Group Co., Ltd. (*)	200	$3,462
West Japan Railway Co.	100	7,062
		543,469
Macau | 0.2%
Wynn Macau, Ltd.	2,400	5,164

Netherlands | 6.0%
Aegon NV	1,499	6,968
Euronext NV	97	5,571
ING Groep NV	2,255	24,166
Koninklijke Ahold Delhaize NV	712	17,962
Royal Dutch Shell PLC, A Shares	1,639	48,106
Wolters Kluwer NV	445	26,279
		129,052
New Zealand | 0.3%
a2 Milk Co., Ltd. (*)	746	5,517

Norway | 2.5%
Aker BP ASA	226	5,723
DNO ASA	1,569	2,288
Equinor ASA	1,797	38,323
Salmar ASA	98	4,847
Telenor ASA	128	2,471
		53,652
Russia | 0.5%
Evraz PLC	1,680	10,290

South Africa | 0.1%
Mondi PLC	104	2,152

Spain | 2.5%
Amadeus IT Group SA	339	23,604
Banco Bilbao Vizcaya Argentaria SA	2,902	15,308
Industria de Diseno Textil SA	614	15,653
		54,565

The accompanying notes are an integral part of these financial statements.

Annual Report  115

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Sweden | 1.2%
Atlas Copco AB, Class A	133	$3,178
Granges AB	175	1,594
Mycronic AB	250	3,347
Sandvik AB	216	3,091
Volvo AB, Class B	1,092	14,358
		25,568
Switzerland | 9.8%
Ferguson PLC	257	16,460
Georg Fischer AG	7	5,584
Nestle SA	344	27,967
Novartis AG	733	62,780
Partners Group Holding AG	23	13,980
Roche Holding AG	312	77,150
The Swatch Group AG	99	5,739
		209,660
United Kingdom | 16.6%
Anglo American PLC	477	10,545
Ashtead Group PLC	441	9,137
Associated British Foods PLC	690	17,945
Burberry Group PLC	429	9,439
Cineworld Group PLC	5,426	18,160
Fiat Chrysler Automobiles NV (*)	481	6,993
Games Workshop Group PLC	158	6,098
Hargreaves Lansdown PLC	941	22,171
Howden Joinery Group PLC	1,885	10,425
HSBC Holdings PLC	843	6,918
Imperial Brands PLC	1,382	41,792
International Consolidated Airlines Group SA	2,478	19,666
KAZ Minerals PLC	416	2,821
Lloyds Banking Group PLC	35,153	23,228
National Grid PLC	1,313	12,697
Pearson PLC	499	5,949
Persimmon PLC	130	3,185
Royal Bank of Scotland Group PLC	9,771	26,866
SSP Group PLC	249	2,051

The accompanying notes are an integral part of these financial statements.

116  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

Tate & Lyle PLC	2,220	$18,638
Taylor Wimpey PLC	4,026	6,964
Unilever NV	1,009	54,824
Vodafone Group PLC	5,408	10,508
WH Smith PLC	129	2,818
Wm Morrison Supermarkets PLC	2,421	6,562
		356,400
United States | 0.3%
ICON PLC (*)	48	6,202

Total Common Stocks (Cost $2,416,129)		2,188,168

Total Investments | 101.9% (Cost $2,416,129)		$2,188,168

Liabilities in Excess of Cash and Other Assets | (1.9)%		(40,106)

Net Assets | 100.0%		$2,148,062

The accompanying notes are an integral part of these financial statements.

Annual Report  117

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 94.6%

Australia | 2.7%
Amcor, Ltd.	144,170	$1,345,448

Belgium | 4.0%
Anheuser-Busch InBev SA/NV	29,737	1,968,062

Canada | 14.9%
National Bank of Canada	61,912	2,541,875
Rogers Communications, Inc., Class B	46,682	2,392,230
Suncor Energy, Inc.	87,378	2,440,465
		7,374,570
China | 6.5%
Tencent Holdings, Ltd.	80,918	3,207,511

France | 7.6%
Safran SA	31,492	3,783,452

Germany | 5.6%
SAP SE	27,847	2,773,831

Hong Kong | 4.9%
Techtronic Industries Co., Ltd.	457,500	2,411,458

Japan | 14.0%
Bridgestone Corp.	58,100	2,229,782
Digital Garage, Inc.	44,500	1,022,415
Keyence Corp.	3,900	1,965,524
Nexon Co., Ltd. (*)	132,300	1,690,082
		6,907,803
Netherlands | 5.3%
ABN AMRO Group NV	112,758	2,641,167

South Korea | 2.1%
Samsung Electronics Co., Ltd.	30,226	1,045,840

The accompanying notes are an integral part of these financial statements.

118  Annual Report

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio (concluded)

United Kingdom | 17.0%
BP PLC	314,222	$1,982,560
Compass Group PLC	119,935	2,517,997
Prudential PLC	120,951	2,161,039
Rio Tinto PLC	36,529	1,741,735
		8,403,331
United States | 10.0%
Aon PLC	12,942	1,881,249
Medtronic PLC	33,999	3,092,549
		4,973,798
Total Common Stocks (Cost $52,083,152)		46,836,271

Preferred Stocks | 5.2%

Germany | 5.2%
Volkswagen AG (Cost $3,043,438)	15,990	2,544,544

Short-Term Investments | 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $745,150)	745,150	745,150

Total Investments | 101.3% (Cost $55,871,740)		$50,125,965

Liabilities in Excess of Cash and Other Assets | (1.3)%		(621,752)

Net Assets | 100.0%		$49,504,213

The accompanying notes are an integral part of these financial statements.

Annual Report  119

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 93.4%

Australia | 2.0%
BHP Group PLC	2,295,977	$47,999,922

Belgium | 1.8%
Anheuser-Busch InBev SA/NV	670,050	44,345,435

Canada | 6.1%
Canadian National Railway Co.	336,910	24,952,366
National Bank of Canada	690,600	28,353,450
Rogers Communications, Inc., Class B	930,600	47,688,819
Suncor Energy, Inc.	1,724,510	48,165,519
		149,160,154
Denmark | 1.4%
Carlsberg A/S, Class B	323,459	34,412,326

Finland | 2.9%
Nordea Bank Abp	4,072,900	34,351,111
Sampo Oyj, A Shares	821,917	36,132,421
		70,483,532
France | 11.1%
Air Liquide SA	306,619	37,961,081
Capgemini SE	358,425	35,385,500
Cie de Saint-Gobain	628,711	20,926,855
Cie Generale des Etablissements Michelin SCA	222,644	22,012,638
Safran SA	436,079	52,390,571
Societe Generale SA	653,906	20,760,826
Vinci SA	465,635	38,264,873
Vivendi SA	1,810,281	43,984,966
		271,687,310
Germany | 3.7%
Fresenius SE & Co. KGaA	362,422	17,518,623
SAP SE	733,169	73,030,729
		90,549,352

The accompanying notes are an integral part of these financial statements.

120  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Hong Kong | 0.9%
Techtronic Industries Co., Ltd.	4,258,500	$22,446,326

India | 1.4%
ICICI Bank, Ltd. Sponsored ADR	3,351,730	34,489,302

Ireland | 1.4%
Ryanair Holdings PLC Sponsored ADR (*)	464,239	33,118,810

Israel | 0.8%
Bank Leumi Le-Israel BM	3,102,273	18,782,617

Japan | 13.0%
Daiwa House Industry Co., Ltd.	2,039,978	64,788,806
Don Quijote Holdings Co., Ltd.	717,300	44,498,528
Kao Corp.	459,180	33,853,463
Makita Corp.	929,200	32,904,429
Nexon Co., Ltd. (*)	2,588,500	33,067,086
Shin-Etsu Chemical Co., Ltd.	427,700	32,950,357
Sumitomo Mitsui Financial Group, Inc.	1,190,900	39,272,110
Suzuki Motor Corp.	240,300	12,159,301
Yamaha Corp.	522,100	22,166,521
		315,660,601
Netherlands | 6.9%
ABN AMRO Group NV	1,205,463	28,235,951
Koninklijke DSM NV	225,029	18,309,781
Royal Dutch Shell PLC, A Shares	2,821,593	82,815,186
Wolters Kluwer NV	648,529	38,297,773
		167,658,691
Norway | 3.2%
Equinor ASA	1,324,101	28,238,042
Telenor ASA	2,617,102	50,520,245
		78,758,287

The accompanying notes are an integral part of these financial statements.

Annual Report  121

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Singapore | 2.7%
DBS Group Holdings, Ltd.	2,659,320	$45,946,378
NetLink NBN Trust	34,371,800	19,275,848
		65,222,226
South Korea | 0.7%
Samsung Electronics Co., Ltd.	502,804	17,397,356

Spain | 1.8%
Red Electrica Corporacion SA	1,955,236	43,552,157

Sweden | 3.3%
Assa Abloy AB, Class B	2,679,226	47,902,624
Epiroc AB, Class A (*)	3,549,190	33,706,449
		81,609,073
Switzerland | 7.4%
Ferguson PLC	882,965	56,550,301
Julius Baer Group, Ltd.	620,543	22,174,347
Novartis AG	1,193,435	102,215,774
		180,940,422
United Kingdom | 15.4%
Compass Group PLC	2,742,591	57,579,823
Diageo PLC	831,826	29,566,022
Howden Joinery Group PLC	3,693,290	20,426,079
Informa PLC	3,469,374	27,819,881
Melrose Industries PLC	11,352,506	23,508,135
Prudential PLC	4,120,592	73,622,882
RELX PLC	3,099,983	63,670,303
RSA Insurance Group PLC	3,699,785	24,140,064
Unilever PLC	1,043,670	54,623,244
		374,956,433
United States | 5.5%
Aon PLC	439,375	63,867,550
Medtronic PLC	766,910	69,758,134
		133,625,684
Total Common Stocks (Cost $2,318,435,882)		2,276,856,016

The accompanying notes are an integral part of these financial statements.

122  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

Preferred Stocks | 1.9%

Germany | 1.9%
Volkswagen AG (Cost $53,619,686)	287,329	$45,723,664

Short-Term Investments | 4.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $113,486,251)	113,486,251	113,486,251

Total Investments | 100.0% (Cost $2,485,541,819)		$2,436,065,931

Cash and Other Assets in Excess of Liabilities | 0.0%		667,300

Net Assets | 100.0%		$2,436,733,231

The accompanying notes are an integral part of these financial statements.

Annual Report  123

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 93.1%

Australia | 2.4%
BHP Group, Ltd.	75,496	$1,821,453

Belgium | 1.8%
Anheuser-Busch InBev SA/NV	20,096	1,329,999

Brazil | 2.4%
BB Seguridade Participacoes SA	117,000	835,954
Cia de Saneamento Basico do Estado de Sao Paulo	67,100	545,951
Cielo SA	202,740	464,946
		1,846,851
Canada | 6.1%
Canadian National Railway Co.	11,400	844,311
National Bank of Canada	14,800	607,633
Rogers Communications, Inc., Class B	32,900	1,685,968
Suncor Energy, Inc.	53,900	1,505,426
		4,643,338
China | 5.8%
58.com, Inc. ADR (*)	11,925	646,454
Ping An Insurance (Group) Co. of China, Ltd., Class H	147,500	1,295,137
Tencent Holdings, Ltd.	62,900	2,493,295
		4,434,886
Denmark | 1.9%
Carlsberg A/S, Class B	9,610	1,022,394
Genmab A/S (*)	2,762	452,627
		1,475,021
Finland | 3.3%
Nordea Bank Abp	121,712	1,026,527
Sampo Oyj, A Shares	34,322	1,508,835
		2,535,362

The accompanying notes are an integral part of these financial statements.

124  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

France | 7.6%
Cie Generale des Etablissements Michelin SCA	8,134	$804,202
Safran SA	15,843	1,903,380
Ubisoft Entertainment SA (*)	11,771	944,328
Vinci SA	12,613	1,036,509
Vivendi SA	46,362	1,126,472
		5,814,891
Germany | 2.9%
SAP SE	22,006	2,192,011

India | 2.1%
ICICI Bank, Ltd. Sponsored ADR	158,165	1,627,518

Indonesia | 0.9%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	27,158	711,811

Ireland | 1.2%
Ryanair Holdings PLC Sponsored ADR (*)	12,397	884,402

Japan | 8.9%
Daiwa House Industry Co., Ltd.	41,700	1,324,374
Kao Corp.	11,400	840,475
Komatsu, Ltd.	30,900	658,222
Makita Corp.	39,400	1,395,216
Ryohin Keikaku Co., Ltd.	5,800	1,411,543
Sumitomo Mitsui Financial Group, Inc.	34,276	1,130,314
		6,760,144
Netherlands | 6.6%
ABN AMRO Group NV	37,391	875,821
Royal Dutch Shell PLC, A Shares	84,001	2,463,706
Wolters Kluwer NV	27,933	1,649,536
		4,989,063

The accompanying notes are an integral part of these financial statements.

Annual Report  125

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Norway | 2.9%
Equinor ASA	46,567	$993,097
Telenor ASA	64,133	1,238,016
		2,231,113
Russia | 1.1%
Yandex NV Class A (*)	30,355	830,209

Singapore | 1.9%
DBS Group Holdings, Ltd.	84,600	1,461,676

South Africa | 2.1%
Mr Price Group, Ltd.	33,399	569,578
Sanlam, Ltd.	183,288	1,016,452
		1,586,030
South Korea | 0.7%
Samsung Electronics Co., Ltd.	15,412	533,265

Spain | 2.0%
Red Electrica Corporacion SA	68,202	1,519,174

Sweden | 2.1%
Assa Abloy AB, Class B	90,182	1,612,389

Switzerland | 6.9%
ABB, Ltd.	43,722	833,585
Cie Financiere Richemont SA	7,905	508,034
Ferguson PLC	16,862	1,079,942
Novartis AG	28,516	2,442,349
Sonova Holding AG	2,566	418,390
		5,282,300
Taiwan | 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	205,741	1,493,531

Thailand | 0.8%
Kasikornbank Public Co. Ltd. (‡)	100,200	570,121

The accompanying notes are an integral part of these financial statements.

126  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

United Kingdom | 9.0%
Ashtead Group PLC	13,868	$287,323
Compass Group PLC	80,240	1,684,613
Prudential PLC	109,761	1,961,107
RELX PLC	75,092	1,542,308
Unilever PLC	26,094	1,365,699
		6,841,050
United States | 7.7%
Accenture PLC, Class A	13,950	1,967,089
Aon PLC	11,760	1,709,434
Medtronic PLC	23,525	2,139,834
		5,816,357
Total Common Stocks (Cost $76,410,571)		70,843,965

Preferred Stocks | 1.9%

Germany | 1.9%
Volkswagen AG (Cost $1,556,252)	8,923	1,419,948

Short-Term Investments | 7.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $5,712,559)	5,712,559	5,712,559

Total Investments | 102.5% (Cost $83,679,382)		$77,976,472

Liabilities in Excess of Cash and Other Assets | (2.5)%		(1,892,154)

Net Assets | 100.0%		$76,084,318

The accompanying notes are an integral part of these financial statements.

Annual Report  127

Description	Shares	Fair Value

Lazard International Equity Value Portfolio

Common Stocks | 84.8%

Canada | 8.3%
Crescent Point Energy Corp.	102,223	$309,994
Entertainment One, Ltd.	116,268	526,362
Great Canadian Gaming Corp. (*)	30,319	1,063,119
		1,899,475
China | 3.4%
Sinotrans, Ltd., Class H (*)	1,811,000	779,263

France | 6.0%
Carrefour SA	56,204	957,954
Societe Generale SA	13,537	429,785
		1,387,739
Germany | 6.3%
Allianz SE	4,829	969,018
Bayer AG	6,986	484,417
		1,453,435
India | 4.5%
ICICI Bank, Ltd. Sponsored ADR	99,700	1,025,913

Ireland | 0.5%
Ryanair Holdings PLC Sponsored ADR (*)	1,531	109,222

Italy | 3.5%
Leonardo SpA	92,736	816,277

Japan | 12.2%
Honda Motor Co., Ltd.	37,000	966,852
Nexon Co., Ltd. (*)	30,600	390,903
Resona Holdings, Inc.	160,300	766,799
Universal Entertainment Corp.	23,700	684,488
		2,809,042

The accompanying notes are an integral part of these financial statements.

128  Annual Report

Description	Shares	Fair Value

Lazard International Equity Value Portfolio (continued)

Netherlands | 7.0%
Euronext NV	13,410	$770,149
Koninklijke DSM NV	10,421	847,918
		1,618,067
South Korea | 3.9%
Kangwon Land, Inc. (*)	31,223	894,995

Switzerland | 7.3%
Coca-Cola HBC AG	27,850	866,574
Glencore PLC	217,353	801,676
		1,668,250
United Kingdom | 17.8%
BP PLC	136,655	862,214
Cineworld Group PLC	135,600	453,819
CNH Industrial NV	48,538	436,672
GVC Holdings PLC	49,580	426,145
Standard Chartered PLC	132,868	1,027,026
Vodafone Group PLC	454,516	883,183
		4,089,059
United States | 4.1%
International Game Technology PLC	64,772	947,615

Total Common Stocks (Cost $20,894,620)		19,498,352

Preferred Stocks | 4.9%

Germany | 4.9%
Volkswagen AG (Cost $1,194,398)	7,088	1,127,938

The accompanying notes are an integral part of these financial statements.

Annual Report  129

Description	Shares	Fair Value

Lazard International Equity Value Portfolio (concluded)

Short-Term Investments | 9.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $2,249,879)	2,249,879	$2,249,879

Total Investments | 99.5% (Cost $24,338,897)		$22,876,169

Cash and Other Assets in Excess of Liabilities | 0.5%		107,738

Net Assets | 100.0%		$22,983,907

The accompanying notes are an integral part of these financial statements.

130  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 97.5%

Australia | 3.1%
carsales.com, Ltd.	61,451	$476,668
Hansen Technologies, Ltd.	294,175	718,820
SpeedCast International, Ltd.	249,166	511,411
		1,706,899
Belgium | 3.8%
Barco NV	6,585	743,972
Kinepolis Group NV	15,911	887,356
Shurgard Self Storage SA	16,288	452,275
		2,083,603
Brazil | 1.0%
Notre Dame Intermedica Participacoes SA	73,400	553,827

Canada | 4.6%
Altus Group, Ltd.	38,765	672,112
Stelco Holdings, Inc.	23,600	260,340
StorageVault Canada, Inc.	290,100	503,616
The Descartes Systems Group, Inc. (*)	18,800	496,165
Toromont Industries, Ltd.	15,200	604,125
		2,536,358
China | 1.3%
Consun Pharmaceutical Group, Ltd.	693,000	398,843
JNBY Design, Ltd.	245,000	343,353
		742,196
Denmark | 1.5%
Royal Unibrew A/S	12,191	839,400

Finland | 1.3%
Altia Oyj	86,300	700,928

France | 2.4%
Chargeurs SA	32,407	618,589
Kaufman & Broad SA	18,279	697,957
		1,316,546

The accompanying notes are an integral part of these financial statements.

Annual Report  131

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Germany | 10.5%
Aroundtown SA	148,753	$1,234,551
AURELIUS Equity Opportunities SE & Co. KGaA	10,738	390,280
CompuGroup Medical SE	11,454	530,252
Corestate Capital Holding SA	14,799	513,955
Dermapharm Holding SE	23,792	618,857
FinTech Group AG (*)	30,204	587,793
JOST Werke AG	23,302	703,682
Norma Group SE	11,977	592,261
PATRIZIA Immobilien AG	34,822	665,271
		5,836,902
Hong Kong | 2.3%
China Water Affairs Group, Ltd.	494,000	529,474
Tongda Group Holdings, Ltd.	2,110,000	208,575
VTech Holdings, Ltd.	64,100	529,878
		1,267,927
India | 0.9%
Jubilant Life Sciences, Ltd.	47,636	485,776

Ireland | 3.3%
Dalata Hotel Group PLC	127,054	680,747
Glenveagh Properties PLC (*)	592,142	478,587
Total Produce PLC	405,145	645,521
		1,804,855
Italy | 3.3%
Banca Generali SpA	31,334	649,533
Carel Industries SpA	52,038	538,981
Cerved Group SpA	74,652	612,158
		1,800,672
Japan | 25.3%
Ai Holdings Corp.	39,160	687,040
ARTERIA Networks Corp.	45,000	478,719
Create SD Holdings Co., Ltd.	24,700	588,300
DaikyoNishikawa Corp.	60,500	588,793
Digital Garage, Inc.	22,300	512,356
Dip Corp.	36,800	608,550

The accompanying notes are an integral part of these financial statements.

132  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Financial Products Group Co., Ltd.	91,737	$948,524
GMO internet, Inc.	47,200	622,322
Iriso Electronics Co., Ltd.	16,982	621,274
Jafco Co., Ltd.	21,300	674,146
Japan Lifeline Co., Ltd.	51,400	653,202
KOMEDA Holdings Co., Ltd.	37,500	737,522
Macromill, Inc.	37,400	482,256
Nippon Shinyaku Co., Ltd.	10,700	674,067
Nissei ASB Machine Co., Ltd.	22,000	708,142
Open House Co., Ltd.	21,300	726,226
Persol Holdings Co., Ltd.	41,000	602,130
Sanwa Holdings Corp.	58,900	664,676
TechnoPro Holdings, Inc.	15,145	618,632
Tokai Carbon Co., Ltd.	40,000	449,429
USS Co., Ltd.	37,900	632,544
Zenkoku Hosho Co., Ltd.	24,342	756,555
		14,035,405
Jersey | 1.7%
JTC PLC	188,499	933,408

Luxembourg | 1.9%
Orion Engineered Carbons SA	16,300	412,064
Stabilus SA	10,319	647,746
		1,059,810
Netherlands | 2.3%
Aalberts Industries NV	18,127	600,158
Van Lanschot Kempen NV	30,585	692,345
		1,292,503
Singapore | 0.8%
XP Power, Ltd.	17,019	456,429

The accompanying notes are an integral part of these financial statements.

Annual Report  133

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Sweden | 6.0%
Dometic Group AB	79,618	$495,712
Granges AB	60,578	551,771
Indutrade AB	28,343	659,019
Lifco AB, B Shares	21,857	810,166
Loomis AB, B Shares	24,473	791,886
		3,308,554
Switzerland | 1.2%
Kardex AG	5,918	681,062

Taiwan | 0.3%
TaiDoc Technology Corp.	32,000	182,242

United Kingdom | 17.2%
Arrow Global Group PLC	188,937	423,607
Ascential PLC	131,287	629,387
Auto Trader Group PLC	135,314	780,960
Burford Capital, Ltd.	33,251	698,394
Clinigen Healthcare, Ltd.	80,792	778,834
Electrocomponents PLC	79,852	513,537
Equiniti Group PLC	244,987	673,176
Hunting PLC	93,415	567,020
Huntsworth PLC	538,264	738,955
Polypipe Group PLC	150,609	626,707
Rentokil Initial PLC	168,339	720,436
Rightmove PLC	133,815	735,303
Savills PLC	58,991	530,070
Smart Metering Systems PLC	109,496	731,116
Victoria PLC (*)	65,126	390,140
		9,537,642
United States | 1.5%
Core Laboratories NV	5,960	355,573
Samsonite International SA	173,400	489,521
		845,094
Total Common Stocks (Cost $60,459,703)		54,008,038

The accompanying notes are an integral part of these financial statements.

134  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Short-Term Investments | 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $850,623)	850,623	$850,623

Total Investments | 99.0% (Cost $61,310,326)		$54,858,661

Cash and Other Assets in Excess of Liabilities | 1.0%		527,538

Net Assets | 100.0%		$55,386,199

The accompanying notes are an integral part of these financial statements.

Annual Report  135

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 95.0%

Canada | 8.9%
Bombardier, Inc., Class B (*)	12,668,000	$18,836,830
CAE, Inc.	7,732,561	142,111,013
National Bank of Canada	2,433,220	99,898,902
Rogers Communications, Inc., Class B	2,473,170	126,738,187
Suncor Energy, Inc.	3,847,508	107,460,797
		495,045,729
China | 4.1%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	541,440	74,215,181
Ping An Bank Co., Ltd., Class A	29,444,592	40,416,334
Ping An Insurance (Group) Co. of China, Ltd.,
Class H	6,334,500	55,620,638
Tencent Holdings, Ltd.	1,427,200	56,572,818
		226,824,971
Denmark | 2.9%
Carlsberg A/S, Class B	893,980	95,109,214
Genmab A/S (*)	418,532	68,587,638
		163,696,852
Finland | 2.9%
Sampo Oyj, A Shares	3,723,813	163,703,123

France | 8.0%
Cie de Saint-Gobain	1,833,986	61,044,835
Safran SA	1,253,881	150,641,377
Ubisoft Entertainment SA (*)	1,002,641	80,436,835
Vivendi SA	6,286,642	152,748,515
		444,871,562
Germany | 0.4%
Knorr-Bremse AG	258,187	23,266,046

Hong Kong | 1.9%
AIA Group, Ltd.	13,155,000	108,216,427

The accompanying notes are an integral part of these financial statements.

136  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

India | 1.9%
Housing Development Finance Corp., Ltd.	2,410,516	$67,981,242
ICICI Bank, Ltd. Sponsored ADR	3,747,300	38,559,717
		106,540,959
Ireland | 1.4%
Kerry Group PLC, Class A	360,128	35,575,584
Ryanair Holdings PLC Sponsored ADR (*)	606,480	43,266,283
		78,841,867
Israel | 0.7%
Bank Leumi Le-Israel BM	6,456,275	39,089,319

Japan | 12.9%
AEON Financial Service Co., Ltd.	4,642,800	83,402,182
Daiwa House Industry Co., Ltd.	3,980,000	126,403,054
Don Quijote Holdings Co., Ltd.	1,483,700	92,043,030
Kao Corp.	1,432,100	105,582,873
Makita Corp.	2,904,100	102,838,735
Nexon Co., Ltd. (*)	8,462,400	108,103,887
Suzuki Motor Corp.	854,600	43,243,190
Yamaha Corp.	1,288,200	54,692,420
		716,309,371
Netherlands | 4.4%
ABN AMRO Group NV	4,775,405	111,855,862
Wolters Kluwer NV	2,272,982	134,227,070
		246,082,932
New Zealand | 0.7%
Z Energy, Ltd.	10,774,387	39,607,077

Norway | 1.6%
Equinor ASA	4,092,404	87,275,424

Philippines | 0.8%
GT Capital Holdings, Inc.	2,430,637	45,061,486

Singapore | 2.2%
DBS Group Holdings, Ltd.	6,955,100	120,166,681

The accompanying notes are an integral part of these financial statements.

Annual Report  137

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Spain | 2.3%
Bankia SA	10,306,619	$30,012,669
Red Electrica Corporacion SA	4,519,788	100,676,603
		130,689,272
Sweden | 3.1%
Assa Abloy AB, Class B	5,035,832	90,037,035
Hexagon AB, B Shares	1,745,346	80,559,962
		170,596,997
Switzerland | 5.6%
Julius Baer Group, Ltd.	2,574,310	91,989,826
Novartis AG	1,698,428	145,467,606
Partners Group Holding AG	119,797	72,816,459
		310,273,891
United Kingdom | 20.5%
Ashtead Group PLC	2,760,586	57,194,897
British American Tobacco PLC	1,639,550	52,283,905
Bunzl PLC	2,715,457	81,704,760
CNH Industrial NV	7,545,172	67,880,077
Coca-Cola European Partners PLC	2,474,362	113,815,254
Compass Group PLC	3,742,463	78,571,817
Diageo PLC	4,412,120	156,822,264
Informa PLC	18,282,317	146,600,479
Prudential PLC	4,307,997	76,971,260
RELX PLC	7,223,148	148,355,658
Rio Tinto PLC	2,560,857	122,103,895
The Weir Group PLC	2,224,267	36,570,906
		1,138,875,172
United States | 7.8%
Accenture PLC, Class A	1,061,480	149,679,295
Aon PLC	923,620	134,257,403
Medtronic PLC	1,623,170	147,643,543
		431,580,241
Total Common Stocks (Cost $5,271,842,902)		5,286,615,399

The accompanying notes are an integral part of these financial statements.

138  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Preferred Stocks | 2.6%

Germany | 2.6%
Volkswagen AG (Cost $170,720,845)	905,090	$144,030,123

Short-Term Investments | 2.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $114,430,082)	114,430,082	114,430,082

Total Investments | 99.7% (Cost $5,556,993,829)		$5,545,075,604

Cash and Other Assets in Excess of Liabilities | 0.3%		15,199,878

Net Assets | 100.0%		$5,560,275,482

The accompanying notes are an integral part of these financial statements.

Annual Report  139

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 97.3%

Australia | 3.8%
AGL Energy, Ltd.	5,140	$74,375
Cochlear, Ltd.	367	44,595
CSL, Ltd.	1,673	218,487
Link Administration Holdings, Ltd.	9,163	43,690
Northern Star Resources, Ltd.	10,365	67,855
Qantas Airways, Ltd.	24,904	101,664
Regis Resources, Ltd.	21,162	72,263
Sandfire Resources NL	9,897	46,562
Saracen Mineral Holdings, Ltd. (*)	33,704	70,003
Shopping Centres Australasia Property Group REIT	27,128	48,724
		788,218
Belgium | 0.8%
Proximus SADP	2,220	59,917
UCB SA	1,173	95,632
		155,549
Canada | 6.8%
Air Canada (*)	2,561	48,699
Alimentation Couche-Tard, Inc., Class B	1,115	55,464
BRP, Inc.	2,016	52,187
CAE, Inc.	4,473	82,206
CGI Group, Inc., Class A (*)	907	55,475
CI Financial Corp.	3,804	48,149
Colliers International Group, Inc.	825	45,498
Constellation Software, Inc.	80	51,208
National Bank of Canada	3,166	129,984
Parex Resources, Inc. (*)	3,899	46,695
Rogers Communications, Inc., Class B	2,707	138,721
Royal Bank of Canada	4,160	284,728
Suncor Energy, Inc.	2,770	77,366
Teck Resources, Ltd., Class B	1,835	39,504
The Toronto-Dominion Bank	5,493	273,041
		1,428,925

The accompanying notes are an integral part of these financial statements.

140  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

China | 0.3%
Yangzijiang Shipbuilding Holdings, Ltd.	58,500	$53,186

Denmark | 0.4%
Carlsberg A/S, Class B	459	48,832
H. Lundbeck A/S	931	40,826
		89,658
France | 1.7%
Engie SA	6,966	99,559
Hermes International	91	50,327
Ipsen SA	480	61,907
Total SA	1,733	91,551
Unibail-Rodamco-Westfield REIT (*)	353	54,763
		358,107
Germany | 1.7%
Allianz SE	805	161,536
Covestro AG	1,135	56,151
Deutsche Lufthansa AG	3,983	89,826
Schaeffler AG (Preference Shares)	4,373	37,287
		344,800
Hong Kong | 1.8%
CK Asset Holdings, Ltd.	8,500	61,810
Kerry Properties, Ltd.	19,000	64,552
Link Real Estate Investment Trust	16,000	161,130
Swire Pacific, Ltd., Class A	8,000	84,042
		371,534
Israel | 1.6%
Bank Leumi Le-Israel BM	19,524	118,208
Israel Discount Bank, Ltd., Class A	45,950	141,609
Nice, Ltd. (*)	597	64,651
		324,468
Italy | 1.7%
Enel SpA	22,383	129,129
Poste Italiane SpA	11,566	92,826
Terna SpA	22,882	129,893
		351,848

The accompanying notes are an integral part of these financial statements.

Annual Report  141

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Japan | 7.8%
Amano Corp.	2,300	$44,141
Astellas Pharma, Inc.	5,700	72,539
Daito Trust Construction Co., Ltd.	400	54,634
Daiwa House Industry Co., Ltd.	3,500	111,158
East Japan Railway Co.	3,100	275,539
Japan Post Holdings Co., Ltd.	15,900	182,809
Kamigumi Co., Ltd.	2,000	40,810
McDonald’s Holdings Co. Japan, Ltd.	2,400	102,252
MS&AD Insurance Group Holdings, Inc.	2,200	62,448
NTT DOCOMO, Inc.	7,600	170,658
Seven & I Holdings Co., Ltd.	2,600	113,210
Shikoku Electric Power Co., Inc.	3,900	47,091
Sompo Holdings, Inc.	1,200	40,505
Sumitomo Mitsui Construction Co., Ltd.	10,900	66,067
Taisei Corp.	1,500	63,773
The Gunma Bank, Ltd.	11,400	47,355
Tokyo Gas Co., Ltd.	3,500	88,513
Tosoh Corp.	3,600	46,581
		1,630,083
Malta | 0.2%
Kindred Group PLC	4,373	40,370

Netherlands | 1.0%
Euronext NV	1,165	66,907
Koninklijke Ahold Delhaize NV	3,612	91,122
Royal Dutch Shell PLC, A Shares	2,003	58,789
		216,818
New Zealand | 0.2%
Spark New Zealand, Ltd.	17,472	48,527

Norway | 2.7%
DNO ASA	28,360	41,357
Equinor ASA	8,546	182,254
Leroy Seafood Group ASA	7,552	57,830
Marine Harvest ASA	1,793	37,744

The accompanying notes are an integral part of these financial statements.

142  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Salmar ASA	1,820	$90,016
Telenor ASA	8,205	158,388
		567,589
Portugal | 0.2%
Galp Energia SGPS SA	2,947	46,666

Singapore | 0.8%
Singapore Technologies Engineering, Ltd.	43,600	111,191
UOL Group, Ltd.	10,100	45,699
		156,890
Spain | 0.3%
Amadeus IT Group SA	724	50,411
Corporacion Financiera Alba SA	417	20,285
		70,696
Sweden | 0.3%
Axfood AB	3,758	64,405

Switzerland | 2.2%
Partners Group Holding AG	101	61,391
Roche Holding AG	1,466	362,504
The Swatch Group AG	666	38,605
		462,500
United Kingdom | 6.3%
Admiral Group PLC	3,328	86,511
Anglo American PLC	3,326	73,525
Cineworld Group PLC	24,201	80,995
Compass Group PLC	7,598	159,518
GlaxoSmithKline PLC	4,373	82,998
Hargreaves Lansdown PLC	1,893	44,602
Howden Joinery Group PLC	8,211	45,412
Imperial Brands PLC	4,317	130,546
International Consolidated Airlines Group SA	6,485	50,893
Lloyds Banking Group PLC	70,360	46,492
National Grid PLC	19,950	192,928
Pearson PLC	6,751	80,482

The accompanying notes are an integral part of these financial statements.

Annual Report  143

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Rio Tinto, Ltd.	986	$54,535
Tate & Lyle PLC	5,987	50,263
WH Smith PLC	1,888	41,240
Wm Morrison Supermarkets PLC	37,832	102,540
		1,323,480
United States | 54.7%
Adobe, Inc. (*)	368	83,256
Aflac, Inc.	1,951	88,888
American Electric Power Co., Inc.	2,824	211,066
Anthem, Inc.	290	76,163
Aon PLC	2,360	343,050
Apple, Inc.	329	51,896
Atmos Energy Corp.	2,413	223,733
Avnet, Inc.	2,839	102,488
Best Buy Co., Inc.	716	37,919
BGC Partners, Inc., Class A	5,214	26,956
Booking Holdings, Inc. (*)	25	43,061
Bristol-Myers Squibb Co.	1,257	65,339
Broadridge Financial Solutions, Inc.	1,651	158,909
Burlington Stores, Inc. (*)	343	55,796
Carnival PLC	928	44,513
Cboe Global Markets, Inc.	547	53,513
CBRE Group, Inc., Class A (*)	1,159	46,406
Centene Corp. (*)	511	58,918
Cigna Corp.	1,272	241,505
Comcast Corp., Class A	1,564	53,254
Copart, Inc. (*)	1,087	51,937
Cracker Barrel Old Country Store, Inc.	420	67,141
Darden Restaurants, Inc.	1,145	114,340
Eastman Chemical Co.	547	39,991
Eli Lilly & Co.	3,137	363,014
Encompass Health Corp.	1,651	101,867
Exelon Corp.	2,895	130,565
F5 Networks, Inc. (*)	896	145,179
FactSet Research Systems, Inc.	470	94,061

The accompanying notes are an integral part of these financial statements.

144  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Fiserv, Inc. (*)	2,510	$184,460
Graco, Inc.	2,188	91,568
Grand Canyon Education, Inc. (*)	463	44,513
H&R Block, Inc.	1,886	47,848
Honeywell International, Inc.	732	96,712
Humana, Inc.	345	98,836
Ingredion, Inc.	522	47,711
Insperity, Inc.	796	74,315
Intel Corp.	1,942	91,138
Intercontinental Exchange, Inc.	1,205	90,773
Intuit, Inc.	378	74,409
IQVIA Holdings, Inc. (*)	744	86,430
j2 Global, Inc.	932	64,662
Johnson & Johnson	1,926	248,550
Jones Lang LaSalle, Inc.	332	42,031
KAR Auction Services, Inc.	1,286	61,368
Kimberly-Clark Corp.	2,211	251,921
Lamb Weston Holdings, Inc.	1,523	112,032
Lockheed Martin Corp.	435	113,900
Lowe’s Cos., Inc.	534	49,320
LPL Financial Holdings, Inc.	846	51,674
MasterCard, Inc., Class A	1,095	206,572
McGrath RentCorp	979	50,399
MetLife, Inc.	1,481	60,810
Morgan Stanley	1,645	65,224
NetApp, Inc.	788	47,020
Newmark Group, Inc., Class A	2,419	19,400
NIKE, Inc., Class B	2,207	163,627
Nordstrom, Inc.	694	32,347
Northern Trust Corp.	505	42,213
Occidental Petroleum Corp.	1,496	91,825
Omnicom Group, Inc.	3,349	245,281
Paychex, Inc.	2,736	178,250
PepsiCo, Inc.	2,930	323,706
Philip Morris International, Inc.	2,212	147,673

The accompanying notes are an integral part of these financial statements.

Annual Report  145

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Phillips 66	491	$42,300
Pinnacle West Capital Corp.	535	45,582
Ralph Lauren Corp.	614	63,524
Raytheon Co.	1,121	171,905
Republic Services, Inc.	4,356	314,024
Rockwell Automation, Inc.	317	47,702
Ross Stores, Inc.	3,389	281,965
Simon Property Group, Inc. REIT	1,794	301,374
Starbucks Corp.	3,980	256,312
Synchrony Financial	2,479	58,157
Sysco Corp.	4,614	289,113
Texas Instruments, Inc.	1,427	134,852
The Boeing Co.	512	165,120
The Estee Lauder Cos., Inc., Class A	2,144	278,934
The Procter & Gamble Co.	3,415	313,907
The Southern Co.	1,196	52,528
The TJX Cos., Inc.	6,133	274,390
The Toro Co.	1,723	96,281
Tyson Foods, Inc., Class A	1,471	78,551
United States Cellular Corp. (*)	1,211	62,936
UnitedHealth Group, Inc.	340	84,701
Unum Group	1,446	42,483
USANA Health Sciences, Inc. (*)	499	58,747
Verizon Communications, Inc.	5,699	320,398
Visa, Inc., Class A	438	57,790
Walgreens Boots Alliance, Inc.	929	63,479
Waste Management, Inc.	2,381	211,885
WW Grainger, Inc.	420	118,591
Xcel Energy, Inc.	1,391	68,535
Zoetis, Inc.	2,364	202,217
		11,431,525
Total Common Stocks (Cost $21,401,600)		20,325,842

The accompanying notes are an integral part of these financial statements.

146  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Short-Term Investments | 4.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $903,136)	903,136	$903,136

Total Investments | 101.6% (Cost $22,304,736)		$21,228,978

Liabilities in Excess of Cash and Other Assets | (1.6)%		(336,911)

Net Assets | 100.0%		$20,892,067

The accompanying notes are an integral part of these financial statements.

Annual Report  147

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 97.2%

Auto Components | 2.3%
Aptiv PLC	413,970	$25,488,133

Beverages | 15.7%
Molson Coors Brewing Co., Class B	474,867	26,668,531
The Coca-Cola Co.	3,063,290	145,046,781
		171,715,312
Building Products | 4.7%
Armstrong World Industries, Inc.	870,920	50,696,253

Capital Markets | 3.7%
S&P Global, Inc.	234,770	39,896,814

Communications Equipment | 14.7%
Cisco Systems, Inc.	2,452,425	106,263,575
Motorola Solutions, Inc.	476,515	54,818,286
		161,081,861
Construction Materials | 4.9%
Vulcan Materials Co.	545,508	53,896,190

Entertainment | 3.9%
Electronic Arts, Inc. (*)	543,572	42,893,267

Health Care Equipment & Supplies | 14.2%
Baxter International, Inc.	748,133	49,242,114
Medtronic PLC	1,161,035	105,607,744
		154,849,858
Interactive Media & Services | 6.4%
Alphabet, Inc., Class A (*)	66,445	69,432,367

Internet & Direct Marketing Retail | 3.0%
eBay, Inc. (*)	1,181,610	33,167,793

The accompanying notes are an integral part of these financial statements.

148  Annual Report

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio (concluded)

Machinery | 4.4%
Kennametal, Inc.	710,090	$23,631,795
Wabtec Corp.	351,195	24,671,449
		48,303,244
Semiconductors & Semiconductor Equipment | 14.9%
Analog Devices, Inc.	1,340,480	115,053,398
Skyworks Solutions, Inc.	716,186	47,998,786
		163,052,184
Specialty Retail | 4.4%
Lowe’s Cos., Inc.	453,905	41,922,666
Ross Stores, Inc.	71,766	5,970,931
		47,893,597
Total Common Stocks (Cost $1,087,862,296)		1,062,366,873

Short-Term Investments | 2.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $29,746,626)	29,746,626	29,746,626

Total Investments | 99.9% (Cost $1,117,608,922)		$1,092,113,499

Cash and Other Assets in Excess of Liabilities | 0.1%		1,618,747

Net Assets | 100.0%		$1,093,732,246

The accompanying notes are an integral part of these financial statements.

Annual Report  149

Description	Shares	Fair Value

Lazard US Equity Select Portfolio

Common Stocks | 100.0%

Aerospace & Defense | 3.7%
Raytheon Co.	6,445	$988,341
United Technologies Corp.	15,795	1,681,851
		2,670,192
Auto Components | 0.8%
Aptiv PLC	9,735	599,384

Banks | 10.7%
Bank of America Corp.	61,940	1,526,202
Citizens Financial Group, Inc.	26,535	788,885
Comerica, Inc.	10,975	753,873
Commerce Bancshares, Inc.	18,465	1,040,872
SunTrust Banks, Inc.	32,630	1,645,857
Wells Fargo & Co.	41,340	1,904,947
		7,660,636
Beverages | 4.3%
The Coca-Cola Co.	64,970	3,076,330

Biotechnology | 0.6%
Biogen, Inc. (*)	1,465	440,848

Capital Markets | 3.4%
Intercontinental Exchange, Inc.	32,140	2,421,106

Communications Equipment | 4.6%
Cisco Systems, Inc.	60,450	2,619,298
Motorola Solutions, Inc.	6,115	703,470
		3,322,768
Construction Materials | 0.7%
Vulcan Materials Co.	5,305	524,134

Electrical Equipment | 2.3%
Eaton Corp. PLC	16,255	1,116,068
Rockwell Automation, Inc.	3,600	541,728
		1,657,796

The accompanying notes are an integral part of these financial statements.

150  Annual Report

Description	Shares	Fair Value

Lazard US Equity Select Portfolio (continued)

Energy Equipment & Services | 0.7%
Halliburton Co.	19,750	$524,955

Entertainment | 0.7%
Electronic Arts, Inc. (*)	6,647	524,515

Equity Real Estate Investment Trusts (REITs) | 1.4%
Prologis, Inc.	17,510	1,028,187

Health Care Equipment & Supplies | 5.4%
Danaher Corp.	11,545	1,190,520
Medtronic PLC	29,725	2,703,786
		3,894,306
Health Care Providers & Services | 3.1%
CVS Health Corp.	12,105	793,120
Humana, Inc.	3,015	863,737
Laboratory Corp. of America Holdings (*)	4,275	540,189
		2,197,046
Hotels, Restaurants & Leisure | 3.7%
McDonald’s Corp.	10,625	1,886,681
Starbucks Corp.	11,455	737,702
		2,624,383
Household Products | 3.2%
The Procter & Gamble Co.	25,305	2,326,036

Industrial Conglomerates | 2.2%
Honeywell International, Inc.	11,988	1,583,855

Insurance | 1.8%
Aon PLC	8,760	1,273,354

Interactive Media & Services | 6.2%
Alphabet, Inc., Class A (*)	4,240	4,430,630

Internet & Direct Marketing Retail | 1.1%
eBay, Inc. (*)	26,800	752,276

The accompanying notes are an integral part of these financial statements.

Annual Report  151

Description	Shares	Fair Value

Lazard US Equity Select Portfolio (continued)

IT Services | 4.3%
Accenture PLC, Class A	4,070	$573,911
DXC Technology Co.	6,528	347,094
Visa, Inc., Class A	11,845	1,562,829
Worldpay, Inc., Class A (*)	7,620	582,396
		3,066,230
Life Sciences Tools & Services | 1.0%
Thermo Fisher Scientific, Inc.	3,265	730,674

Machinery | 1.8%
Deere & Co.	5,495	819,689
Stanley Black & Decker, Inc.	3,670	439,446
		1,259,135
Multiline Retail | 1.1%
Dollar Tree, Inc. (*)	8,570	774,042

Oil, Gas & Consumable Fuels | 5.8%
Chevron Corp.	17,240	1,875,540
ConocoPhillips	19,685	1,227,360
EOG Resources, Inc.	11,740	1,023,845
		4,126,745
Pharmaceuticals | 8.3%
Johnson & Johnson	22,095	2,851,360
Pfizer, Inc.	49,314	2,152,556
Zoetis, Inc.	11,324	968,655
		5,972,571
Road & Rail | 1.2%
Norfolk Southern Corp.	5,545	829,199

Semiconductors & Semiconductor Equipment | 2.7%
Analog Devices, Inc.	17,253	1,480,825
Skyworks Solutions, Inc.	6,610	443,002
		1,923,827

The accompanying notes are an integral part of these financial statements.

152  Annual Report

Description	Shares	Fair Value

Lazard US Equity Select Portfolio (concluded)

Software | 6.1%
Microsoft Corp.	34,610	$3,515,338
Palo Alto Networks, Inc. (*)	4,480	843,808
		4,359,146
Specialty Retail | 3.3%
Lowe’s Cos., Inc.	17,010	1,571,044
Ross Stores, Inc.	9,180	763,776
		2,334,820
Technology Hardware, Storage & Peripherals | 3.8%
Apple, Inc.	17,233	2,718,334

Total Common Stocks (Cost $68,376,553)		71,627,460

Short-Term Investments | 0.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $258,650)	258,650	258,650

Total Investments | 100.4% (Cost $68,635,203)		$71,886,110

Liabilities in Excess of Cash and Other Assets | (0.4)%		(319,151)

Net Assets | 100.0%		$71,566,959

The accompanying notes are an integral part of these financial statements.

Annual Report  153

Description	Shares	Fair Value

Lazard US Realty Equity Portfolio

Common Stocks | 3.3%

Hotels, Restaurants & Leisure | 3.3%
Hilton Worldwide Holdings, Inc. (Cost $1,969,354)	27,333	$1,962,509

Real Estate Investment Trusts | 96.1%

Equity Real Estate Investment Trusts | 96.1%
Alexandria Real Estate Equities, Inc.	21,788	2,510,849
American Homes 4 Rent, Class A	142,543	2,829,479
American Tower Corp.	12,238	1,935,929
Americold Realty Trust	59,287	1,514,190
Apartment Investment & Management Co., Class A	13,500	592,380
AvalonBay Communities, Inc.	14,472	2,518,852
Boston Properties, Inc.	21,238	2,390,337
Corporate Office Properties Trust	42,389	891,441
Crown Castle International Corp.	1,660	180,326
Equinix, Inc.	12,333	4,348,122
Equity LifeStyle Properties, Inc.	27,398	2,661,168
Essential Properties Realty Trust, Inc.	108,437	1,500,768
Essex Property Trust, Inc.	12,382	3,036,190
Extra Space Storage, Inc.	21,103	1,909,399
Federal Realty Investment Trust	12,342	1,456,850
HCP, Inc.	65,198	1,820,980
Hudson Pacific Properties, Inc.	41,611	1,209,216
Invitation Homes, Inc.	37,116	745,289
Park Hotels & Resorts, Inc.	83,765	2,176,215
Physicians Realty Trust	56,973	913,277
Prologis, Inc.	74,094	4,350,800
Public Storage	12,562	2,542,674
RLJ Lodging Trust	35,458	581,511
Simon Property Group, Inc.	30,373	5,102,360
Sun Communities, Inc.	10,672	1,085,449
Sunstone Hotel Investors, Inc.	33,456	435,263
The Macerich Co.	55,359	2,395,938

The accompanying notes are an integral part of these financial statements.

154  Annual Report

Description	Shares	Fair Value

Lazard US Realty Equity Portfolio (concluded)

VICI Properties, Inc.	31,445	$590,537
Vornado Realty Trust	21,240	1,317,517
Weyerhaeuser Co.	82,208	1,797,067

Total Real Estate Investment Trusts (Cost $57,982,583)		57,340,373

Total Investments | 99.4% (Cost $59,951,937)		$59,302,882

Cash and Other Assets in Excess of Liabilities | 0.6%		358,632

Net Assets | 100.0%		$59,661,514

The accompanying notes are an integral part of these financial statements.

Annual Report  155

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 99.3%

Air Freight & Logistics | 1.1%
Echo Global Logistics, Inc. (*)	70,883	$1,441,051

Airlines | 1.4%
Alaska Air Group, Inc.	28,820	1,753,697

Auto Components | 1.2%
Modine Manufacturing Co. (*)	141,980	1,534,804

Banks | 10.2%
Cadence BanCorp	77,920	1,307,498
Comerica, Inc.	34,395	2,362,593
Commerce Bancshares, Inc.	50,417	2,842,006
First Republic Bank	10,850	942,865
PacWest Bancorp	57,971	1,929,275
Sterling Bancorp	52,200	861,822
Wintrust Financial Corp.	40,695	2,705,810
		12,951,869
Biotechnology | 1.5%
Cellectis SA ADR (*)	44,120	734,598
Exelixis, Inc. (*)	61,695	1,213,541
		1,948,139
Building Products | 2.0%
Armstrong World Industries, Inc.	32,850	1,912,199
PGT Innovations, Inc. (*)	37,985	602,062
		2,514,261
Capital Markets | 1.1%
Morningstar, Inc.	13,235	1,453,732

Chemicals | 3.9%
Ingevity Corp. (*)	18,695	1,564,584
Innospec, Inc.	30,110	1,859,594
Valvoline, Inc.	78,700	1,522,845
		4,947,023

The accompanying notes are an integral part of these financial statements.

156  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Commercial Services & Supplies | 1.1%
The Brink’s Co. N Ap	22,700	$1,467,555

Communications Equipment | 1.7%
Ciena Corp. (*)	64,445	2,185,330

Construction & Engineering | 0.7%
Dycom Industries, Inc. (*)	15,695	848,158

Construction Materials | 1.3%
Eagle Materials, Inc.	26,680	1,628,280

Containers & Packaging | 1.4%
Graphic Packaging Holding Co.	165,210	1,757,834

Electric Utilities | 3.8%
OGE Energy Corp.	63,300	2,480,727
PNM Resources, Inc.	58,560	2,406,230
		4,886,957
Electrical Equipment | 5.3%
Atkore International Group, Inc. (*)	119,740	2,375,642
EnerSys	21,995	1,707,032
Generac Holdings, Inc. (*)	13,370	664,489
Regal Beloit Corp.	29,450	2,062,972
		6,810,135
Electronic Equipment, Instruments & Components | 1.3%
FLIR Systems, Inc.	37,655	1,639,499

Equity Real Estate Investment Trusts (REITs) | 12.1%
Alexandria Real Estate Equities, Inc.	23,430	2,700,073
Brixmor Property Group, Inc.	91,600	1,345,604
Camden Property Trust	32,735	2,882,317
Hudson Pacific Properties, Inc.	59,390	1,725,873
Invitation Homes, Inc.	72,075	1,447,266

The accompanying notes are an integral part of these financial statements.

Annual Report  157

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Kilroy Realty Corp.	35,150	$2,210,232
PS Business Parks, Inc.	23,850	3,124,350
		15,435,715
Food & Staples Retailing | 0.8%
Sprouts Farmers Market, Inc. (*)	45,350	1,066,179

Food Products | 1.1%
The Simply Good Foods Co. (*)	75,540	1,427,706

Health Care Equipment & Supplies | 5.3%
AngioDynamics, Inc. (*)	87,190	1,755,135
Avanos Medical, Inc. (*)	23,405	1,048,310
Lantheus Holdings, Inc. (*)	89,070	1,393,946
STERIS PLC	23,470	2,507,769
		6,705,160
Health Care Providers & Services | 1.3%
Henry Schein, Inc. (*)	20,400	1,601,808

Health Care Technology | 1.0%
Evolent Health, Inc., Class A (*)	65,930	1,315,304

Hotels, Restaurants & Leisure | 2.4%
Penn National Gaming, Inc. (*)	80,780	1,521,088
The Cheesecake Factory, Inc.	33,920	1,475,859
		2,996,947
Household Durables | 1.8%
Leggett & Platt, Inc.	65,130	2,334,259

Insurance | 6.5%
Arch Capital Group, Ltd. (*)	108,610	2,902,059
Brown & Brown, Inc.	100,875	2,780,115
Reinsurance Group of America, Inc.	18,410	2,581,635
		8,263,809

The accompanying notes are an integral part of these financial statements.

158  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

IT Services | 3.0%
CoreLogic, Inc. (*)	46,030	$1,538,323
Leidos Holdings, Inc.	42,825	2,257,734
		3,796,057
Life Sciences Tools & Services | 1.3%
Cambrex Corp. (*)	43,615	1,646,902

Machinery | 4.9%
Gates Industrial Corp. PLC	139,605	1,848,370
Kennametal, Inc.	45,559	1,516,204
TriMas Corp. (*)	58,545	1,597,693
Wabtec Corp.	18,660	1,310,865
		6,273,132
Media | 1.6%
Scholastic Corp.	49,332	1,986,106

Oil, Gas & Consumable Fuels | 1.8%
Cabot Oil & Gas Corp.	51,300	1,146,555
Centennial Resource Development, Inc., Class A (*)	109,900	1,211,098
		2,357,653
Pharmaceuticals | 1.7%
Catalent, Inc. (*)	69,590	2,169,816

Professional Services | 1.2%
FTI Consulting, Inc. (*)	22,305	1,486,405

Semiconductors & Semiconductor Equipment | 2.4%
Cypress Semiconductor Corp.	113,670	1,445,882
MKS Instruments, Inc.	25,575	1,652,401
		3,098,283

The accompanying notes are an integral part of these financial statements.

Annual Report  159

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Software | 5.1%
Bottomline Technologies de, Inc. (*)	17,195	$825,360
CyberArk Software, Ltd. (*)	26,960	1,998,814
j2 Global, Inc.	27,165	1,884,708
Palo Alto Networks, Inc. (*)	9,200	1,732,820
		6,441,702
Specialty Retail | 1.5%
Floor & Decor Holdings, Inc., Class A (*)	34,000	880,600
Foot Locker, Inc.	18,500	984,200
		1,864,800
Textiles, Apparel & Luxury Goods | 3.4%
Carter’s, Inc.	17,900	1,460,998
Fossil Group, Inc. (*)	72,200	1,135,706
Steven Madden, Ltd.	58,382	1,766,639
		4,363,343
Trading Companies & Distributors | 0.1%
DXP Enterprises, Inc. (*)	2,673	74,416

Total Common Stocks (Cost $136,005,202)		126,473,826

Total Investments | 99.3% (Cost $136,005,202)		$126,473,826

Cash and Other Assets in Excess of Liabilities | 0.7%		928,906

Net Assets | 100.0%		$127,402,732

The accompanying notes are an integral part of these financial statements.

160  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments
December 31, 2018

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 9 in the Notes to Financial Statements.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2018, these securities amounted to 0.6% of net assets of Lazard Emerging Markets Equity Advantage Portfolio.

(^)	Refer to Note 5 in the Notes to Financial Statements for further details related to holdings of 5% voting securities of portfolio companies.

(»)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depository Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar	EUR	—	Euro
CAD	—	Canadian Dollar	GBP	—	British Pound Sterling
CHF	—	Swiss Franc	USD	—	United States Dollar

Counterparty Abbreviations:

BNP	—	BNP Paribas SA	MEL	—	The Bank of New York Mellon Corp.
CAN	—	Canadian Imperial	RBC	—	Royal Bank of Canada
		Bank of Commerce	SCB	—	Standard Chartered Bank
CIT	—	Citibank NA	SSB	—	State Street Bank and Trust Co.
HSB	—	HSBC Bank USA NA

The accompanying notes are an integral part of these financial statements.

Annual Report  161

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	—%	—%	—%
Air Freight & Logistics	1.2	—	0.1	1.6
Airlines	—	1.2	1.0	—
Auto Components	—	0.8	0.4	0.9
Automobiles	—	1.3	0.1	0.9
Banks	23.2	20.8	16.0	22.8
Beverages	—	0.8	0.8	0.6
Biotechnology	—	—	0.2	—
Building Products	—	—	0.2	—
Capital Markets	—	—	1.9	—
Chemicals	—	5.1	3.1	1.2
Commercial Services & Suppliers	—	—	—	0.6
Communications Equipment	—	—	—	—
Construction & Engineering	1.5	—	1.0	1.2
Construction Materials	0.9	1.8	1.1	2.2
Consumer Finance	2.2	—	0.4	0.1
Containers & Packaging	—	—	0.2	0.2
Diversified Consumer Services	1.2	1.0	0.4	0.6
Diversified Financial Services	—	1.9	0.8	0.4
Diversified Telecommunication Services	—	2.1	2.5	0.9
Electric Utilities	—	—	0.9	—
Electrical Equipment	3.2	—	—	0.2
Electronic Equipment, Instruments & Components	3.4	2.0	0.9	3.5
Energy Equipment & Services	—	0.5	—	—
Entertainment	1.9	2.4	0.3	3.2
Food & Staples Retailing	—	—	2.2	0.4
Food Products	—	1.0	2.5	0.5
Gas Utilities	1.8	—	1.8	1.4
Health Care Equipment & Supplies	—	—	0.7	0.2
Health Care Providers & Services	2.2	0.7	0.3	0.4
Hotels, Restaurants & Leisure	2.6	—	0.4	0.8
Household Durables	2.0	1.9	0.2	1.7
Household Products	—	—	0.5	0.6
Industrial Conglomerates	—	1.1	1.8	0.8

The accompanying notes are an integral part of these financial statements.

162  Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Realty Equity Portfolio	Lazard Global Strategic Equity Portfolio

—%	—%	1.6%	—%	—%	3.5%
0.4	—	—	—	—	—
—	—	—	—	—	—
1.3	—	—	—	—	—
3.8	—	—	—	—	—
26.0	—	7.6	—	—	8.2
1.1	4.2	8.0	—	—	4.7
—	—	2.3	—	—	2.8
—	—	0.8	—	—	—
—	—	5.4	—	—	6.5
—	—	1.7	—	—	—
—	5.8	—	—	—	—
—	1.0	2.6	—	—	—
—	—	—	4.5	—	—
3.2	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	4.6	—	—	—	—
—	—	—	—	—	—

1.6	—	—	—	—	—
—	2.6	—	26.8	—	—
—	—	1.8	—	—	—

1.8	3.7	1.1	—	—	0.4
—	—	0.8	—	—	1.2
2.9	—	1.3	—	—	5.2
2.1	—	—	—	—	—
—	—	—	—	—	—
1.0	—	—	3.1	—	—
—	2.2	1.5	—	—	4.8
0.8	13.0	—	—	—	1.4
—	5.9	4.1	—	—	—
1.2	—	—	—	—	0.9
0.7	—	1.5	—	—	—
1.8	—	1.7	—	—	—

Annual Report  163

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Insurance	2.2%	4.7%	2.5%	2.4%
Interactive Media & Services	13.3	7.3	5.3	6.9
Internet & Direct Marketing Retail	1.8	4.0	3.1	1.7
IT Services	0.6	1.1	2.8	3.4
Leisure Products	—	—	—	—
Life Sciences Tools & Services	0.6	0.3	—	—
Machinery	4.6	—	0.6	0.9
Media	—	1.2	1.6	0.7
Metals & Mining	3.7	5.3	4.1	1.9
Multiline Retail	—	—	0.3	—
Multi-Utilities	—	—	—	—
Oil, Gas & Consumable Fuels	7.5	7.2	8.0	7.3
Paper & Forest Products	1.9	1.1	0.2	1.5
Personal Products	—	1.6	0.3	—
Pharmaceuticals	—	—	1.4	1.1
Professional Services	—	—	—	—
Real Estate Management & Development	—	0.4	2.8	0.3
Road & Rail	—	1.1	—	0.7
Semiconductors & Semiconductor Equipment	5.1	8.0	6.1	6.5
Software	0.7	—	—	1.0
Specialty Retail	1.1	—	1.2	1.0
Technology Hardware, Storage & Peripherals	4.2	5.4	5.2	4.1
Textiles, Apparel & Luxury Goods	0.9	1.3	1.4	1.4
Thrifts & Mortgage Finance	—	—	—	0.2
Tobacco	—	—	0.7	0.6
Trading Companies & Distributors	—	0.6	0.4	0.4
Transportation Infrastructure	—	1.2	0.8	0.7
Water Utilities	2.1	—	—	2.0
Wireless Telecommunication Services	—	1.0	1.5	3.6
Subtotal	97.6	99.2	93.0	98.2
Short-Term Investments	0.5	1.2	1.9	1.9
Total Investments	98.1%	100.4%	94.9%	100.1%
†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

164  Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Realty Equity Portfolio	Lazard Global Strategic Equity Portfolio

3.4%	—%	7.3%	—%	—%	8.7%
1.2	1.1	4.3	—	—	6.7
—	—	1.5	—	—	3.1
5.1	1.0	5.6	—	—	7.9
—	—	1.1	—	—	—
—	—	4.8	—	—	2.7
1.5	—	2.2	—	—	1.8
—	10.2	—	9.3	—	3.2
2.2	—	—	—	—	1.0
0.7	2.0	1.2	—	—	0.9
—	3.0	—	8.4	—	—
9.1	—	—	4.6	—	2.9
—	—	—	—	—	—
0.7	—	3.3	—	—	—
—	—	6.1	—	—	4.0
—	8.1	5.3	—	—	3.4

—	—	1.2	—	—	—
—	2.1	1.6	9.0	—	1.4

7.1	4.4	1.0	—	—	—
—	8.3	2.7	—	—	5.0
0.6	—	1.1	—	—	—

4.9	—	—	—	—	—
—	2.0	—	—	—	1.3
—	—	0.8	—	—	—
1.6	—	—	—	—	—
—	—	0.9	—	—	2.9
1.1	7.9	—	18.5	—	—
—	4.4	—	12.0	—	—

9.0	—	—	—	—	—
97.9	97.5	95.8	96.2	—	96.5
2.4	1.0	4.7	2.8	100.0	3.9
100.3%	98.5%	100.5%	99.0%	100.0%	100.4%

Annual Report  165

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard International Compounders Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	2.3%	1.3%	7.6%	2.1%
Air Freight & Logistics	—	—	—	—
Airlines	—	2.2	—	1.4
Auto Components	—	1.5	4.5	0.9
Automobiles	—	2.1	5.1	2.4
Banks	6.8	9.2	10.5	10.3
Beverages	—	0.2	4.0	4.4
Biotechnology	2.2	2.3	—	—
Building Products	5.0	0.4	—	2.8
Capital Markets	1.9	2.2	—	0.9
Chemicals	2.1	3.3	—	3.6
Commercial Services & Suppliers	—	0.1	—	—
Communications Equipment	—	—	—	—
Construction & Engineering	—	2.0	—	1.6
Consumer Finance	—	0.1	—	—
Containers & Packaging	—	0.3	2.7	—
Diversified Consumer Services	—	—	—	—
Diversified Financial Services	—	1.3	—	—
Diversified Telecommunication Services	—	0.1	—	2.9
Electric Utilities	—	3.6	—	1.8
Electrical Equipment	2.1	0.1	—	1.0
Electronic Equipment, Instruments & Components	2.1	0.6	4.0	—
Energy Equipment & Services	—	—	—	—
Equity Real Estate Investment Trusts (REITs)	—	0.8	—	—
Entertainment	2.3	1.3	3.4	3.2
Food & Staples Retailing	2.8	2.2	—	—
Food Products	—	3.7	—	—
Gas Utilities	—	0.5	—	—
Health Care Equipment & Supplies	2.4	0.3	6.3	2.9
Health Care Providers & Services	2.2	0.7	—	0.7
Health Care Technology	—	—	—	—
Hotels, Restaurants & Leisure	2.5	1.4	5.1	2.4
Household Durables	—	0.7	4.9	0.9
Household Products	2.5	—	—	—
Industrial Conglomerates	—	0.9	—	—

The accompanying notes are an integral part of these financial statements.

166  Annual Report

Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

2.5%	3.5%	—%	5.6%	3.1%
—	3.4	—	—	—
1.2	0.5	—	0.8	1.4
1.1	—	1.9	—	0.2
1.9	9.1	—	3.4	—
9.6	14.1	1.2	8.6	5.0
3.1	3.8	2.8	6.6	1.8
0.6	—	—	1.2	1.0
2.1	—	2.3	2.7	—
—	3.3	5.4	3.0	3.1
—	3.7	1.5	—	0.7
—	—	2.7	—	3.3
—	—	1.0	—	0.7
1.3	—	—	—	0.6
—	—	0.8	1.5	0.3
—	—	—	—	—
—	—	—	—	0.4
—	—	4.2	0.8	0.1

2.6	—	1.8	—	2.8
2.0	—	—	1.8	3.9
1.1	—	0.8	—	0.2

—	—	7.3	1.5	0.7
—	—	1.7	—	—

—	—	—	—	2.7
2.7	6.0	1.6	6.1	0.4
—	4.2	2.2	—	3.7
—	—	—	0.6	2.3
—	—	—	—	1.5
3.4	—	0.3	2.7	0.2
—	—	2.2	—	3.2
—	—	1.0	—	—
2.2	14.5	2.6	1.4	3.7
—	—	2.8	—	—
—	—	—	—	2.7
—	—	1.5	—	0.5

Annual Report  167

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry†	Lazard International Compounders Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio

Insurance	8.0%	7.5%	8.2%	8.1%
Interactive Media & Services	2.7	0.1	6.5	—
Internet & Direct Marketing Retail	2.0	—	—	—
IT Services	—	1.4	2.1	1.4
Leisure Products	1.4	0.3	—	0.9
Life Sciences Tools & Services	2.1	0.3	—	—
Machinery	—	3.0	—	2.7
Media	—	0.3	—	1.1
Metals & Mining	—	3.0	3.5	2.0
Multiline Retail	3.0	0.4	—	1.8
Multi-Utilities	—	0.6	—	—
Oil, Gas & Consumable Fuels	—	7.4	8.9	6.5
Paper & Forest Products	—	0.1	—	—
Personal Products	—	4.2	—	3.6
Pharmaceuticals	—	9.2	—	4.2
Professional Services	5.1	1.4	—	4.2
Real Estate Management & Development	—	2.9	—	2.7
Road & Rail	3.0	1.7	—	1.0
Semiconductors & Semiconductor Equipment	4.9	1.5	—	—
Software	5.0	0.9	5.6	3.0
Specialty Retail	3.0	0.8	—	—
Technology Hardware, Storage & Peripherals	—	1.0	2.1	0.7
Textiles, Apparel & Luxury Goods	1.2	2.2	—	—
Thrifts & Mortgage Finance	—	—	—	—
Tobacco	—	1.9	—	—
Trading Companies & Distributors	5.4	1.7	—	3.2
Transportation Infrastructure	—	—	—	—
Water Utilities	—	—	—	—
Wireless Telecommunication Services	—	2.7	4.8	2.0
Subtotal	86.0	101.9	99.8	95.3
Short-Term Investments	—	—	1.5	4.7
Total Investments	86.0%	101.9%	101.3%	100.0%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

168  Annual Report

Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

10.9%	4.2%	—%	9.7%	5.6%
5.2	—	4.7	1.0	—
—	—	—	1.3	0.2
3.2	—	3.3	2.7	4.5
—	3.0	—	1.0	0.2
—	—	1.4	—	0.4
2.7	1.9	7.1	4.1	1.2
—	—	3.3	2.6	1.8
2.4	3.5	1.5	2.2	2.0
1.9	—	—	1.7	0.2
—	—	—	—	1.8
6.5	5.1	—	4.2	3.2
—	—	—	—	—
2.9	—	—	1.9	1.6
3.2	2.1	3.9	2.6	7.6
4.2	—	3.9	5.1	0.4

1.7	—	9.6	2.3	2.8
1.1	—	—	—	1.3

2.0	—	—	—	1.1
2.9	—	2.2	—	1.6
0.7	—	1.1	—	3.5

0.7	—	—	—	0.5
0.7	—	2.6	—	1.5
—	—	—	1.2	—
—	—	—	0.9	1.3
1.8	—	2.3	2.5	0.8
—	—	—	—	0.2
0.7	—	1.0	—	—

2.2	3.8	—	2.3	1.8
95.0	89.7	97.5	97.6	97.3
7.5	9.8	1.5	2.1	4.3
102.5%	99.5%	99.0%	99.7%	101.6%

Annual Report  169

The Lazard Funds, Inc. Statements of Assets and Liabilities

	Lazard	Lazard Emerging
	Developing Markets	Markets Core
December 31, 2018	Equity Portfolio	Equity Portfolio

ASSETS
Investments in securities, at fair value	$218,190,155	$211,097,803
Non-controlled affiliated issuers, at fair value (Note 5)	—	—
Cash	106,261	—
Foreign currency, at fair value	234,952	75,110
Receivables for:
Dividends	763,098	427,346
Capital stock sold	1,254,657	1,808,461
Investments sold	3,188,530	760,523
Amount due from Investment Manager (Note 3)	—	—
Deferred offering costs (Note 2(f))	—	2,729
Total assets	223,737,653	214,171,972
LIABILITIES
Due to Investment Manager	—	—
Due to custodian	—	1,633,209
Payables for:
Foreign capital gains taxes	—	—
Management fees	199,317	187,675
Accrued custodian fees	21,753	28,296
Accrued distribution fees	1,585	373
Accrued professional services	32,014	31,619
Capital stock redeemed	608,536	1,971,003
Investments purchased	470,568	3,264
Other accrued expenses and payables	21,244	14,389
Total liabilities	1,355,017	3,869,828
Net assets	$222,382,636	$210,302,144
NET ASSETS
Paid in capital	$355,744,337	$223,817,236
Distributable earnings (Accumulated loss)	(133,361,701)	(13,515,092)
Net assets	$222,382,636	$210,302,144
Institutional Shares
Net assets	$215,119,548	$207,954,672
Shares of capital stock outstanding*	18,836,550	21,031,193
Net asset value, offering and redemption price per share	$11.42	$9.89
Open Shares
Net assets	$7,263,088	$1,853,320
Shares of capital stock outstanding*	639,563	187,835
Net asset value, offering and redemption price per share	$11.36	$9.87
R6 Shares
Net assets	—	$494,152
Shares of capital stock outstanding*	—	49,941
Net asset value, offering and redemption price per share	—	$9.89
Cost of investments in securities	$224,254,976	$220,591,736
Cost of non-controlled affiliated issuers	$—	$—
Cost of foreign currency	$236,253	$74,973

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

170  Annual Report

Lazard
Emerging Markets	Lazard Emerging	Lazard	Lazard	Lazard Global
Equity Advantage	Markets Equity	Emerging Markets	Equity Franchise	Equity Select
Portfolio	Blend Portfolio	Equity Portfolio	Portfolio	Portfolio

$3,400,828	$297,802,479	$8,670,891,992	$8,401,141	$66,478,880
—	—	168,158,341	—	—
—	—	—	—	—
307	54,476	3,727,774	10	1,930

3,491	815,930	18,174,978	30,001	63,071
200,357	184,024	17,228,366	12,270	104,405
1,839	105,117	3,432,766	130,627	—
24,160	—	—	—	—
—	—	—	—	—
3,630,982	298,962,026	8,881,614,217	8,574,049	66,648,286

—	—	—	10,221	—
—	—	—	—	—

—	387,210	37,618,367	—	—
—	262,520	7,765,178	—	46,758
11,547	30,842	661,088	6,125	8,842
99	1,349	222,973	39	166
33,811	36,386	59,286	22,912	25,067
—	626,811	23,686,911	—	111,089
—	22	233,232	60	309,191
3,293	12,598	430,374	3,803	2,273
48,750	1,357,738	70,677,409	43,160	503,386
$3,582,232	$297,604,288	$8,810,936,808	$8,530,889	$66,144,900

$3,527,102	$382,058,314	$9,822,444,349	$9,625,620	$63,706,419
55,130	(84,454,026)	(1,011,507,541)	(1,094,731)	2,438,481
$3,582,232	$297,604,288	$8,810,936,808	$8,530,889	$66,144,900

$3,106,646	$291,403,975	$7,573,861,013	$8,341,142	$65,382,048
309,610	29,084,201	471,588,782	943,047	5,577,806

$10.03	$10.02	$16.06	$8.84	$11.72

$475,586	$6,200,313	$1,004,569,253	$189,747	$762,852
47,382	617,871	60,776,573	21,455	65,049

$10.04	$10.03	$16.53	$8.84	$11.73

—	—	$232,506,542	—	—
—	—	14,479,168	—	—

—	—	$16.06	—	—
$3,276,576	$324,642,768	$8,903,535,124	$9,486,268	$63,647,665
$—	$—	$140,962,822	$—	$—
$306	$54,313	$3,717,255	$10	$1,930

Annual Report  171

	Lazard
	Global Listed	Lazard
	Infrastructure	Global Realty
December 31, 2018	Portfolio	Equity Portfolio (a)

ASSETS
Investments in securities, at fair value	$5,295,674,643	$4,321,682
Foreign currency, at fair value	818,798	—
Receivables for:
Dividends	22,792,366	3,638
Capital stock sold	36,848,249	—
Investments sold	44,086,138	152,961
Amount due from Investment Manager (Note 3)	—	798
Gross unrealized appreciation on forward currency contracts	11,095,514	—
Deferred offering costs (Note 2(f))	—	—
Total assets	5,411,315,708	4,479,079
LIABILITIES
Due to custodian	—	—
Foreign currency due to custodian	—	61,632
Payables for:
Management fees	4,134,490	—
Accrued custodian fees	142,941	6,779
Accrued distribution fees	94,494	231
Accrued professional services	34,898	14,083
Offering costs (Note 2(f))	—	—
Capital stock redeemed	39,375,635	4,387,932
Investments purchased	6,099,035	189
Gross unrealized depreciation on forward currency contracts	10,159,785	—
Other accrued expenses and payables	165,740	8,233
Total liabilities	60,207,018	4,479,079
Net assets	$5,351,108,690	$—
NET ASSETS
Paid in capital	$5,666,269,734	$—
Distributable earnings (Accumulated loss)	(315,161,044)	—
Net assets	$5,351,108,690	$—
Institutional Shares
Net assets	$4,924,359,244	$—
Shares of capital stock outstanding*	364,507,349	—
Net asset value, offering and redemption price per share	$13.51	$—
Open Shares
Net assets	$426,749,446	$—
Shares of capital stock outstanding*	31,560,099	—
Net asset value, offering and redemption price per share	$13.52	$—
R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$5,614,516,953	$4,321,682
Cost of foreign currency	$818,602	$(61,632)

(a)	The Portfolio was liquidated on December 31, 2018.
*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

172  Annual Report

		Lazard	Lazard
	Lazard	International	International	Lazard
Lazard	International	Equity	Equity	International
Global Strategic	Compounders	Advantage	Concentrated	Equity
Equity Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$2,647,995	$128,758	$2,188,168	$50,125,965	$2,436,065,931
32	—	1,312	5	—

6,750	—	6,389	122,924	4,484,035
—	150,000	—	632,290	9,616,000
—	—	—	489,765	27,726,320
16,945	12,599	8,828	—	—

—	—	—	—	—
—	98,816	—	—	—
2,671,722	390,173	2,204,697	51,370,949	2,477,892,286

—	—	13,566	—	—
—	—	—	—	1,477,369

—	—	—	24,020	1,656,115
6,759	—	10,239	7,511	87,064
28	—	21	89	48,990
25,385	8,650	29,686	25,073	31,811
—	98,816	—	—	—
—	—	—	1,804,162	34,639,389
—	129,053	—	1,679	3,068,054

—	—	—	—	—
2,859	3,949	3,123	4,202	150,263
35,031	240,468	56,635	1,866,736	41,159,055
$2,636,691	$149,705	$2,148,062	$49,504,213	$2,436,733,231

$2,620,519	$150,000	$2,412,086	$57,933,802	$2,533,006,202
16,172	(295)	(264,024)	(8,429,589)	(96,272,971)
$2,636,691	$149,705	$2,148,062	$49,504,213	$2,436,733,231

$2,505,299	$148,705	$2,051,478	$49,105,126	$2,102,734,614
1,530,838	14,900	235,905	5,888,251	134,128,473

$1.64	$9.98	$8.70	$8.34	$15.68

$131,392	$1,000	$96,584	$399,087	$227,482,526
80,778	100	11,106	47,769	14,336,300

$1.63	$10.00	$8.70	$8.35	$15.87

—	—	—	—	$106,516,091
—	—	—	—	6,803,382

—	—	—	—	$15.66
$2,608,042	$129,053	$2,416,129	$55,871,740	$2,485,541,819
$32	$—	$1,306	$5	$(1,475,626)

Annual Report  173

	Lazard	Lazard
	International Equity	International Equity
December 31, 2018	Select Portfolio	Value Portfolio

ASSETS
Investments in securities, at fair value	$77,976,472	$22,876,169
Foreign currency, at fair value	85	—
Receivables for:
Dividends	152,452	24,987
Capital stock sold	1,690,344	—
Investments sold	6,552	140,615
Amount due from Investment Manager (Note 3)	—	8,472
Deferred offering costs (Note 2(f))	—	91,803
Total assets	79,825,905	23,142,046
LIABILITIES
Due to custodian	—	—
Payables for:
Foreign capital gains taxes	—	—
Management fees	43,607	—
Accrued custodian fees	10,380	9,852
Accrued distribution fees	325	10
Accrued professional services	30,536	21,573
Offering costs (Note 2(f))	—	16,902
Capital stock redeemed	641,965	—
Investments purchased	3,008,808	107,172
Other accrued expenses and payables	5,966	2,630
Total liabilities	3,741,587	158,139
Net assets	$76,084,318	$22,983,907
NET ASSETS
Paid in capital	$82,665,545	$25,139,968
Distributable earnings (Accumulated loss)	(6,581,227)	(2,156,061)
Net assets	$76,084,318	$22,983,907
Institutional Shares
Net assets	$74,582,445	$22,945,443
Shares of capital stock outstanding*	8,172,571	2,509,997
Net asset value, offering and redemption price per share	$9.13	$9.14
Open Shares
Net assets	$1,501,873	$38,464
Shares of capital stock outstanding*	163,761	4,211
Net asset value, offering and redemption price per share	$9.17	$9.13
R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$83,679,382	$24,338,897
Cost of foreign currency	$84	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

174  Annual Report

Lazard	Lazard		Lazard
International	International	Lazard	US Equity	Lazard
Small Cap	Strategic	Managed Equity	Concentrated	US Equity Select
Equity Portfolio	Equity Portfolio	Volatility Portfolio	Portfolio	Portfolio

$54,858,661	$5,545,075,604	$21,228,978	$1,092,113,499	$71,886,110
27,994	488,086	5,956	—	—

130,912	9,322,476	35,353	978,078	47,824
453,816	45,328,263	9	4,585,097	349,275
216,378	61,582	—	23,765,156	—
—	—	11,925	—	—
—	—	—	—	—
55,687,761	5,600,276,011	21,282,221	1,121,441,830	72,283,209

—	—	—	3,839,429	—

—	41,848	—	—	—
35,964	3,678,410	—	772,499	22,225
12,258	182,364	11,964	30,322	8,922
4,373	183,958	60	11,550	195
33,315	40,730	27,571	25,107	22,543
—	—	—	—	—
38,710	27,825,446	—	22,966,711	657,364
170,518	7,847,725	346,060	—	—
6,424	200,048	4,499	63,966	5,001
301,562	40,000,529	390,154	27,709,584	716,250
$55,386,199	$5,560,275,482	$20,892,067	$1,093,732,246	$71,566,959

$60,911,741	$5,583,165,303	$22,318,041	$1,136,678,042	$68,606,503
(5,525,542)	(22,889,821)	(1,425,974)	(42,945,796)	2,960,456
$55,386,199	$5,560,275,482	$20,892,067	$1,093,732,246	$71,566,959

$35,121,363	$4,630,333,866	$20,708,603	$1,040,850,895	$60,629,270
3,529,666	359,227,186	1,963,386	80,772,130	5,927,072

$9.95	$12.89	$10.55	$12.89	$10.23

$20,264,836	$832,547,691	$183,464	$50,981,044	$881,360
2,031,598	64,009,753	17,404	3,925,727	85,762

$9.97	$13.01	$10.54	$12.99	$10.28

—	$97,393,925	—	$1,900,307	$10,056,329
—	7,549,275	—	147,098	982,747

—	$12.90	—	$12.92	$10.23
$61,310,326	$5,556,993,829	$22,304,736	$1,117,608,922	$68,635,203
$27,994	$487,889	$5,931	$—	$—

Annual Report  175

	Lazard	Lazard
	US Realty Equity	US Small-Mid Cap
December 31, 2018	Portfolio	Equity Portfolio

ASSETS
Investments in securities, at fair value	$59,302,882	$126,473,826
Cash	3,309	1,234,602
Receivables for:
Dividends	319,514	147,057
Capital stock sold	105,580	27,490
Investments sold	2,215,627	47,344
Total assets	61,946,912	127,930,319
LIABILITIES
Payables for:
Management fees	40,671	88,847
Accrued custodian fees	5,895	10,125
Accrued distribution fees	10,070	3,067
Accrued professional services	34,346	22,747
Capital stock redeemed	304,025	394,604
Investments purchased	690,995	—
Line of credit outstanding	1,190,000	—
Other accrued expenses and payables	9,396	8,197
Total liabilities	2,285,398	527,587
Net assets	$59,661,514	$127,402,732
NET ASSETS
Paid in capital	$59,223,251	$139,805,913
Distributable earnings (Accumulated loss)	438,263	(12,403,181)
Net assets	$59,661,514	$127,402,732
Institutional Shares
Net assets	$15,715,185	$113,677,104
Shares of capital stock outstanding*	941,829	10,493,688
Net asset value, offering and redemption price per share	$16.69	$10.83
Open Shares
Net assets	$43,946,329	$13,725,628
Shares of capital stock outstanding*	2,621,072	1,368,812
Net asset value, offering and redemption price per share	$16.77	$10.03
Cost of investments in securities	$59,951,937	$136,005,202

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

176  Annual Report

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Annual Report  177

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2018	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio

Investment Income (Loss)

Income
Dividends
Unaffiliated issuers	$5,408,751	$6,894,928
Non-controlled affiliated issuers (Note 5)	—	—
Total investment income*	5,408,751	6,894,928
Expenses
Management fees (Note 3)	2,747,387	2,640,091
Custodian fees	156,285	183,414
Distribution fees (Open Shares)	27,992	5,080
Administration fees	44,167	45,076
Shareholders’ reports	31,413	29,815
Professional services	60,705	80,603
Shareholders’ services	33,598	35,706
Directors’ fees and expenses	14,865	14,106
Registration fees	45,580	81,238
Amortization of offering costs (Note 2(f))	—	6,077
Organization expenses (Note 2(f))	—	3,888
Other^	16,641	15,603
Total gross expenses	3,178,633	3,140,697
Management fees waived and expenses reimbursed	—	(21,845)
Shareholders’ services fees waived	—	(6,127)
Total net expenses	3,178,633	3,112,725
Net investment income (loss)	2,230,118	3,782,203
Net Realized and Unrealized Gain (Loss) on Investments, Non-Controlled Affiliated Issuers and Foreign Currency Transactions
Net realized gain (loss) on:
Investments**	11,224,424	8,151,668
Non-controlled affiliated issuers	—	—
Foreign currency transactions	(161,620)	(27,595)
Total net realized gain (loss) on investments, non-controlled affiliated issuers and foreign currency transactions	11,062,804	8,124,073
Net change in unrealized appreciation (depreciation) on:
Investments†	(76,298,411)	(67,553,910)
Non-controlled affiliated issuers	—	—
Foreign currency translations	(18,527)	11,307
Total net change in unrealized appreciation (depreciation) on investments, non-controlled affiliated issuers and foreign currency translations	(76,316,938)	(67,542,603)
Net realized and unrealized gain (loss) on investments, non-controlled affiliated issuers and foreign currency transactions	(65,254,134)	(59,418,530)
Net increase (decrease) in net assets resulting from operations	$(63,024,016)	$(55,636,327)
* Net of foreign withholding taxes of	$577,349	$795,272
** Net of foreign capital gains taxes of	$4,350	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$207,678	$185,721
^ Includes interest on line of credit of	$1,419	$3,988

The accompanying notes are an integral part of these financial statements.

178  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio

$116,111	$9,201,223	$355,366,834	$234,327	$1,183,871
—	—	11,413,295	—	—
116,111	9,201,223	366,780,129	234,327	1,183,871

36,531	3,624,355	114,914,746	64,826	540,293
76,542	219,027	4,693,856	35,380	55,894
1,198	21,490	3,138,283	447	1,986
10,362	55,129	1,017,143	10,838	18,267
3,122	81,000	753,059	3,216	3,724
61,312	72,036	491,811	38,647	42,428
23,361	34,122	475,422	23,723	24,144
5,156	18,302	439,075	5,254	7,243
33,468	46,225	174,145	34,219	44,609
—	—	—	71,087	—
—	—	—	—	—
1,374	15,179	321,682	1,554	6,761
252,426	4,186,865	126,419,222	289,191	745,349
(203,673)	(215)	(440)	(205,573)	(33,560)
—	—	—	(6,104)	—
48,753	4,186,650	126,418,782	77,514	711,789
67,358	5,014,573	240,361,347	156,813	472,082

170,032	8,116,950	106,137,980	657,224	1,139,416
—	—	(17,242,805)	—	—
(1,447)	(301,165)	(5,521,964)	(1,329)	(10,306)

168,585	7,815,785	83,373,211	655,895	1,129,110

(998,827)	(95,666,320)	(2,637,937,486)	(1,249,755)	(6,721,193)
—	—	53,903,513	—	—
—	(1,509)	(3,271)	115	64

(998,827)	(95,667,829)	(2,584,037,244)	(1,249,640)	(6,721,129)

(830,242)	(87,852,044)	(2,500,664,033)	(593,745)	(5,592,019)
$(762,884)	$(82,837,471)	$(2,260,302,686)	$(436,932)	$(5,119,937)
$16,304	$957,577	$44,324,042	$15,363	$60,996
$—	$211,336	$7,570,595	$—	$—
$—	$(128,827)	$(36,371,907)	$—	$—
$24	$—	$4,198	$49	$—

Annual Report  179

For the Year Ended December 31, 2018	Lazard Global Listed Infrastructure Portfolio	Lazard Global Realty Equity Portfolio (a)

Investment Income (Loss)

Income
Dividends*	$190,268,087	$157,097
Expenses
Management fees (Note 3)	47,634,471	40,526
Custodian fees	835,867	43,538
Distribution fees (Open Shares)	1,243,199	3,153
Administration fees	518,242	10,439
Shareholders’ reports	241,566	7,201
Professional services	245,542	39,186
Shareholders’ services	174,058	23,066
Directors’ fees and expenses	189,756	5,176
Registration fees	146,288	36,960
Organization expenses (Note 2(f))	—	—
Other^	145,380	1,411
Total gross expenses	51,374,369	210,656
Management fees waived and expenses reimbursed	—	(158,931)
Total net expenses	51,374,369	51,725
Net investment income (loss)	138,893,718	105,372
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	244,077,217	(298,958)
Foreign currency transactions	(3,274,134)	(2,733)
Forward currency contracts	233,725,528	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	474,528,611	(301,691)
Net change in unrealized appreciation (depreciation) on:
Investments†	(892,391,077)	(413,289)
Foreign currency translations	354,019	779
Forward currency contracts	55,621,091	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(836,415,967)	(412,510)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	(361,887,356)	(714,201)
Net increase (decrease) in net assets resulting from operations	$(222,993,638)	$(608,829)
* Net of foreign withholding taxes of	$18,276,953	$4,902
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$312
^ Includes interest on line of credit of	$6,037	$26

(a) The Portfolio was liquidated on December 31, 2018.

(b) From the Portfolio’s commencement of operations on December 31, 2018.

The accompanying notes are an integral part of these financial statements.

180  Annual Report

Lazard Global Strategic Equity Portfolio	Lazard International Compounders Portfolio (b)	Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio

$47,925	$—	$80,510	$1,745,155	$89,157,582

23,255	—	16,421	606,717	24,456,354
45,326	—	63,162	53,132	593,335
369	—	278	749	661,503
10,188	—	10,140	18,744	357,760
4,762	—	3,137	6,135	280,076
45,849	8,650	47,248	48,157	195,119
22,960	—	22,884	23,439	105,656
5,128	—	5,091	7,528	127,643
38,693	—	33,465	43,784	106,674
—	3,949	—	—	—
1,342	—	1,327	7,032	98,066
197,872	12,599	203,153	815,417	26,982,186
(166,874)	(12,599)	(180,052)	(100,378)	(15,452)
30,998	—	23,101	715,039	26,966,734
16,927	—	57,409	1,030,116	62,190,848

108,803	—	76,522	(536,821)	132,634,722
130	—	(137)	(2,811)	(414,179)
—	—	—	—	—

108,933	—	76,385	(539,632)	132,220,543

(397,182)	(295)	(562,061)	(12,702,091)	(625,039,822)
(650)	—	(96)	71	(37,158)
—	—	—	—	—
(397,832)	(295)	(562,157)	(12,702,020)	(625,076,980)
(288,899)	(295)	(485,772)	(13,241,652)	(492,856,437)
$(271,972)	$(295)	$(428,363)	$(12,211,536)	$(430,665,589)
$3,570	$—	$9,183	$190,751	$9,444,000
$—	$—	$—	$—	$—
$14	$—	$20	$104	$2,258

Annual Report  181

For the Year Ended December 31, 2018	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio (c)

Investment Income (Loss)

Income
Dividends*	$2,156,165	$67,063
Expenses
Management fees (Note 3)	582,470	32,058
Custodian fees	77,074	9,852
Distribution fees (Open Shares)	5,322	23
Administration fees	19,532	2,948
Shareholders’ reports	12,341	484
Professional services	55,946	24,388
Shareholders’ services	25,447	1,140
Directors’ fees and expenses	7,565	—
Registration fees	42,008	651
Amortization of offering costs (Note 2(f))	—	12,885
Organization expenses (Note 2(f))	—	3,949
Other^	7,057	374
Total gross expenses	834,762	88,752
Management fees waived and expenses reimbursed	(12,542)	(50,649)
Total net expenses	822,220	38,103
Net investment income (loss)	1,333,945	28,960
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments**	371,516	(672,351)
Foreign currency transactions	(33,118)	(24,139)
Total net realized gain (loss) on investments and foreign currency transactions	338,398	(696,490)
Net change in unrealized appreciation (depreciation) on:
Investments†	(14,661,814)	(1,462,728)
Foreign currency translations	(3,676)	202
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(14,665,490)	(1,462,526)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(14,327,092)	(2,159,016)
Net increase (decrease) in net assets resulting from operations	$(12,993,147)	$(2,130,056)
* Net of foreign withholding taxes of	$235,428	$2,697
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$—
^ Includes interest on line of credit of	$27	$—

(c) From the Portfolio’s commencement of operations on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

182  Annual Report

Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Select Portfolio

$1,573,715	$146,020,807	$459,781	$28,882,749	$1,545,012

563,046	50,780,330	114,695	10,728,742	562,996
73,177	1,191,878	82,300	185,871	57,548
80,630	2,643,299	782	175,885	2,486
19,209	639,481	12,214	191,092	23,256
9,550	371,154	3,226	69,062	11,545
71,557	376,065	42,854	85,065	44,981
28,804	176,948	24,207	64,159	36,709
7,800	251,998	5,508	60,680	7,977
35,460	89,611	35,755	75,671	38,717
—	—	—	—	—
—	—	—	—	—
7,606	186,392	5,478	61,532	7,952
896,839	56,707,156	327,019	11,697,759	794,167
—	(19,420)	(182,636)	(11,740)	(164,862)
896,839	56,687,736	144,383	11,686,019	629,305
676,876	89,333,071	315,398	17,196,730	915,707

7,583,637	558,807,295	(318,875)	74,632,752	7,992,281
(23,554)	(3,053,109)	24,266	—	—
7,560,083	555,754,186	(294,609)	74,632,752	7,992,281
(27,321,365)	(1,299,771,167)	(1,538,414)	(172,165,758)	(10,904,671)
(2,193)	115,729	(249)	—	—
(27,323,558)	(1,299,655,438)	(1,538,663)	(172,165,758)	(10,904,671)
(19,763,475)	(743,901,252)	(1,833,272)	(97,533,006)	(2,912,390)
$(19,086,599)	$(654,568,181)	$(1,517,874)	$(80,336,276)	$(1,996,683)
$140,797	$14,123,082	$29,696	$—	$1,031
$93	$—	$—	$—	$—
$—	$1,408,679	$—	$—	$—
$499	$—	$—	$14,081	$99

Annual Report  183

For the Year Ended December 31, 2018	Lazard US Realty Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio

Investment Income (Loss)

Income
Dividends	$1,539,647	$2,294,402
Expenses
Management fees (Note 3)	452,237	1,401,317
Custodian fees	32,927	65,311
Distribution fees (Open Shares)	111,717	50,667
Administration fees	17,362	33,180
Shareholders’ reports	14,482	11,772
Professional services	46,759	47,146
Shareholders’ services	27,322	27,881
Directors’ fees and expenses	7,126	11,947
Registration fees	34,321	36,931
Other^	3,776	10,327
Total gross expenses	748,029	1,696,479
Management fees waived	(13,590)	—
Total net expenses	734,439	1,696,479
Net investment income (loss)	805,208	597,923
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,480,557	15,587,339
Net change in unrealized appreciation (depreciation) on investments	(9,938,039)*	(36,201,275)
Net realized and unrealized gain (loss) on investments	(7,457,482)	(20,613,936)
Net increase (decrease) in net assets resulting from operations	$(6,652,274)	$(20,016,013)
^ Includes interest on line of credit of	$648	$255

*	Includes net unrealized gain of $1,004,535 from acquisition of US Realty Income Portfolio, Refer to Note 11 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

184  Annual Report

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Annual Report   185

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,230,118	$540,016
Net realized gain (loss) on investments and foreign currency transactions	11,062,804	25,214,996
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(76,316,938)	54,811,816
Net increase (decrease) in net assets resulting from operations	(63,024,016)	80,566,828
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(1,769,297)	(545,028)
Open Shares	(72,262)	—
R6 Shares	—	—
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(1,841,559)	(545,028)
Capital stock transactions
Net proceeds from sales
Institutional Shares	109,622,584	78,511,154
Open Shares	4,292,325	5,394,446
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	1,162,422	415,178
Open Shares	69,269	—
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(102,082,155)	(76,215,062)
Open Shares	(7,115,548)	(3,135,641)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	5,948,897	4,970,075
Total increase (decrease) in net assets	(58,916,678)	84,991,875
Net assets at beginning of period	281,299,314	196,307,439
Net assets at end of period	$222,382,636	$281,299,314

The accompanying notes are an integral part of these financial statements.

186  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$3,782,203	$1,663,930	$67,358	$42,959

8,124,073	874,343	168,585	259,029

(67,542,603)	52,693,224	(998,827)	1,003,926

(55,636,327)	55,231,497	(762,884)	1,305,914

(3,760,098)	(1,586,481)	(69,604)	(45,503)
(23,933)	(6,719)	(9,266)	(2,873)
(6,411)	—	—	—

—	—	(4,975)	(2,064)
—	—	(662)	(130)
(3,790,442)	(1,593,200)	(84,507)	(50,570)

139,344,970	85,403,283	682,689	74,003
1,474,772	868,346	410,412	190,542
620,586	—	—	—

3,136,183	1,345,985	74,579	47,567
23,781	6,640	9,928	3,003
6,411	—	—	—

(105,969,725)	(32,647,462)	(1,100,816)	(20,514)
(1,017,541)	(169,401)	(194,160)	(18,223)
(60,674)	—	—	—

37,558,763	54,807,391	(117,368)	276,378
(21,868,006)	108,445,688	(964,759)	1,531,722
232,170,150	123,724,462	4,546,991	3,015,269
$210,302,144	$232,170,150	$3,582,232	$4,546,991

Annual Report  187

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	18,562,591	18,387,759
Shares sold	8,208,714	6,432,207
Shares issued to shareholders from reinvestment of distributions	92,256	29,197
Shares redeemed	(8,027,011)	(6,286,572)
Net increase (decrease)	273,959	174,832
Shares outstanding at end of period	18,836,550	18,562,591
Open Shares
Shares outstanding at beginning of period	869,884	707,429
Shares sold	308,910	420,603
Shares issued to shareholders from reinvestment of distributions	5,519	—
Shares redeemed	(544,750)	(258,148)
Net increase (decrease)	(230,321)	162,455
Shares outstanding at end of period	639,563	869,884
R6 Shares†
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

†	The inception date for the Emerging Markets Core Equity Portfolio R6 Shares was April 6, 2018.

The accompanying notes are an integral part of these financial statements.

188  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

18,723,561	13,928,987	341,687	332,573
11,637,703	7,668,413	61,001	7,161

323,559	111,106	7,564	3,944
(9,653,630)	(2,984,945)	(100,642)	(1,991)
2,307,632	4,794,574	(32,077)	9,114
21,031,193	18,723,561	309,610	341,687

148,907	82,765	29,020	13,749
129,653	81,829	33,843	16,642

2,458	550	1,007	249
(93,183)	(16,237)	(16,488)	(1,620)
38,928	66,142	18,362	15,271
187,835	148,907	47,382	29,020

—	—	—	—
54,318	—	—	—

661	—	—	—
(5,038)	—	—	—
49,941	—	—	—
49,941	—	—	—

Annual Report  189

	Lazard Emerging Markets Equity Blend Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,014,573	$3,122,251
Net realized gain (loss) on investments, non-controlled affiliated issuers and foreign currency transactions	7,815,785	41,961,099
Net change in unrealized appreciation (depreciation) on investments, non-controlled affiliated issuers and foreign currency translations	(95,667,829)	59,343,281
Net increase (decrease) in net assets resulting from operations	(82,837,471)	104,426,631
Distributions to shareholders (Note 2(e))
Institutional Shares	(5,376,473)	(3,582,638)
Open Shares	(90,707)	(54,048)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(5,467,180)	(3,636,686)
Capital stock transactions
Net proceeds from sales
Institutional Shares	61,509,551	52,451,495
Open Shares	2,180,238	2,400,025
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	5,295,445	3,521,619
Open Shares	89,138	52,594
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(74,641,893)	(51,346,472)
Open Shares	(3,743,056)	(1,926,477)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(9,310,577)	5,152,784
Total increase (decrease) in net assets	(97,615,228)	105,942,729
Net assets at beginning of period	395,219,516	289,276,787
Net assets at end of period	$297,604,288	$395,219,516

The accompanying notes are an integral part of these financial statements.

190  Annual Report

Lazard Emerging Markets Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)

$240,361,347	$232,149,086	$156,813	$16,773

83,373,211	313,691,860	655,895	42,187

(2,584,037,244)	2,560,467,147	(1,249,640)	164,664

(2,260,302,686)	3,106,308,093	(436,932)	223,624

(161,807,179)	(226,996,334)	(840,278)	(23,920)
(18,476,071)	(25,915,499)	(17,593)	(394)
(5,115,396)	(7,709,553)	—	—
(185,398,646)	(260,621,386)	(857,871)	(24,314)

1,966,180,706	2,397,757,706	3,799,029	5,344,107
306,879,204	235,224,321	133,054	108,930
31,823,654	206,333,563	—	—

151,836,697	209,533,744	840,278	23,919
18,130,779	25,363,644	17,593	394
3,561,076	5,546,775	—	—

(3,712,443,436)	(3,081,652,165)	(598,862)	(147)
(575,821,409)	(357,782,554)	(41,913)	—
(107,150,726)	(109,573,255)	—	—

(1,917,003,455)	(469,248,221)	4,149,179	5,477,203
(4,362,704,787)	2,376,438,486	2,854,376	5,676,513
13,173,641,595	10,797,203,109	5,676,513	—
$8,810,936,808	$13,173,641,595	$8,530,889	$5,676,513

Annual Report  191

	Lazard Emerging Markets Equity Blend Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	29,825,093	29,418,600
Shares sold	5,068,945	4,610,925
Shares issued to shareholders from reinvestment of distributions	536,388	277,075
Shares redeemed	(6,346,225)	(4,481,507)
Net increase (decrease)	(740,892)	406,493
Shares outstanding at end of period	29,084,201	29,825,093
Open Shares
Shares outstanding at beginning of period	751,456	707,428
Shares sold	174,662	207,312
Shares issued to shareholders from reinvestment of distributions	9,005	4,131
Shares redeemed	(317,252)	(167,415)
Net increase (decrease)	(133,585)	44,028
Shares outstanding at end of period	617,871	751,456
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

(a)	The Portfolio commenced operations on September 29, 2017.

The accompanying notes are an integral part of these financial statements.

192  Annual Report

Lazard Emerging Markets Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)

563,580,657	583,417,967	536,277	—
104,450,860	135,632,859	366,709	534,004

9,444,619	10,790,481	96,662	2,287
(205,887,354)	(166,260,650)	(56,601)	(14)
(91,991,875)	(19,837,310)	406,770	536,277
471,588,782	563,580,657	943,047	536,277

73,583,131	78,456,674	10,687	—
16,934,111	12,723,698	12,698	10,650

1,095,146	1,272,648	2,021	37
(30,835,815)	(18,869,889)	(3,951)	—
(12,806,558)	(4,873,543)	10,768	10,687
60,776,573	73,583,131	21,455	10,687

18,608,156	12,405,126	—	—
1,671,090	11,657,944	—	—

221,226	285,927	—	—
(6,021,304)	(5,740,841)	—	—
(4,128,988)	6,203,030	—	—
14,479,168	18,608,156	—	—

Annual Report  193

	Lazard Global Equity Select Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$472,082	$258,710
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	1,129,110	2,537,185
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(6,721,129)	7,975,828
Net increase (decrease) in net assets resulting from operations	(5,119,937)	10,771,723
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(2,021,764)	(2,006,775)
Open Shares	(21,670)	(24,026)
Return of capital
Institutional Shares	(55,115)	—
Open Shares	(591)	—
Net decrease in net assets resulting from distributions	(2,099,140)	(2,030,801)
Capital stock transactions
Net proceeds from sales
Institutional Shares	27,026,953	26,989,184
Open Shares	183,864	76,128
Net proceeds from reinvestment of distributions
Institutional Shares	2,076,864	2,006,754
Open Shares	22,261	24,026
Cost of shares redeemed
Institutional Shares	(14,792,583)	(10,607,033)
Open Shares	(65,826)	(29,426)
Net increase (decrease) in net assets from capital stock transactions	14,451,533	18,459,633
Total increase (decrease) in net assets	7,232,456	27,200,555
Net assets at beginning of period	58,912,444	31,711,889
Net assets at end of period	$66,144,900	$58,912,444
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	4,464,645	2,962,172
Shares sold	2,056,703	2,230,573
Shares issued to shareholders from reinvestment of distributions	179,116	154,485
Shares redeemed	(1,122,658)	(882,585)
Net increase (decrease)	1,113,161	1,502,473
Shares outstanding at end of period	5,577,806	4,464,645
Open Shares
Shares outstanding at beginning of period	54,514	48,903
Shares sold	13,747	6,158
Shares issued to shareholders from reinvestment of distributions	1,916	1,848
Shares redeemed	(5,128)	(2,395)
Net increase (decrease)	10,535	5,611
Shares outstanding at end of period	65,049	54,514

(b)	The Portfolio was liquidated on December 31, 2018.

The accompanying notes are an integral part of these financial statements.

194   Annual Report

Lazard Global Listed Infrastructure Portfolio		Lazard Global Realty Equity Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018 (b)	Year Ended December 31, 2017

$138,893,718	$113,031,895	$105,372	$96,143

474,528,611	197,470,588	(301,691)	199,586

(836,415,967)	467,074,965	(412,510)	354,379

(222,993,638)	777,577,448	(608,829)	650,108

(630,234,998)	(307,407,250)	(75,795)	(167,608)
(56,258,605)	(43,380,367)	(26,309)	(56,301)

—	—	—	—
—	—	—	—
(686,493,603)	(350,787,617)	(102,104)	(223,909)

2,344,513,648	2,047,406,028	—	1,000,001
148,282,804	442,199,716	21,068	137,466

504,145,256	263,569,592	75,795	167,608
55,689,132	42,974,115	24,420	52,265

(1,871,789,545)	(834,047,015)	(3,375,986)	(76,128)
(331,531,149)	(371,380,188)	(1,227,839)	(516,531)

849,310,146	1,590,722,248	(4,482,542)	764,681
(60,177,095)	2,017,512,079	(5,193,475)	1,190,880
5,411,285,785	3,393,773,706	5,193,475	4,002,595
$5,351,108,690	$5,411,285,785	$—	$5,193,475

298,732,092	206,858,471	246,774	172,535
154,668,026	126,908,791	—	68,213

35,491,935	16,317,320	5,132	10,967
(124,384,704)	(51,352,490)	(251,906)	(4,941)
65,775,257	91,873,621	(246,774)	74,239
364,507,349	298,732,092	—	246,774

39,560,407	32,579,713	87,901	110,297
9,614,733	27,109,459	1,413	9,223

3,911,178	2,652,932	1,658	3,425
(21,526,219)	(22,781,697)	(90,972)	(35,044)

(8,000,308)	6,980,694	(87,901)	(22,396)
31,560,099	39,560,407	—	87,901

Annual Report  195

	Lazard Global Strategic Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,927	$113,832
Net realized gain (loss) on investments and foreign currency transactions	108,933	3,246,916
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(397,832)	(241,599)
Net increase (decrease) in net assets resulting from operations	(271,972)	3,119,149
Distributions to shareholders (Note 2(e))
Institutional Shares	(620,429)	(2,330,701)
Open Shares	(33,292)	(117,419)
Net decrease in net assets resulting from distributions	(653,721)	(2,448,120)
Capital stock transactions
Net proceeds from sales
Institutional Shares	97,922	11,001
Open Shares	6,946	21,042
Net proceeds from reinvestment of distributions
Institutional Shares	620,429	2,330,702
Open Shares	33,292	117,418
Cost of shares redeemed
Institutional Shares	(85,002)	(20,168,629)
Open Shares	(10,368)	(13,481)
Net increase (decrease) in net assets from capital stock transactions	663,219	(17,701,947)
Total increase (decrease) in net assets	(262,474)	(17,030,918)
Net assets at beginning of period	2,899,165	19,930,083
Net assets at end of period	$2,636,691	$2,899,165
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,190,583	2,065,337
Shares sold	43,028	946
Shares issued to shareholders from reinvestment of distributions	334,204	974,961
Shares redeemed	(36,977)	(1,850,661)
Net increase (decrease)	340,255	(874,754)
Shares outstanding at end of period	1,530,838	1,190,583
Open Shares
Shares outstanding at beginning of period	64,619	11,910
Shares sold	2,964	3,688
Shares issued to shareholders from reinvestment of distributions	18,057	50,340
Shares redeemed	(4,862)	(1,319)
Net increase (decrease)	16,159	52,709
Shares outstanding at end of period	80,778	64,619

(c)	The Portfolio commenced operations on December 31, 2018.

The accompanying notes are an integral part of these financial statements.

196   Annual Report

Lazard International Compounders Portfolio	Lazard International Equity Advantage Portfolio
Period Ended December 31, 2018 (c)	Year Ended December 31, 2018	Year Ended December 31, 2017

$—	$57,409	$44,930

—	76,385	138,984

(295)	(562,157)	338,439

(295)	(428,363)	522,353

—	(102,427)	(48,334)
—	(4,439)	(1,892)
—	(106,866)	(50,226)

149,000	500	50,001
1,000	11	—

—	102,427	48,334
—	4,439	1,892

—	(47,991)	(9,922)
—	(11)	—

150,000	59,375	90,305
149,705	(475,854)	562,432
—	2,623,916	2,061,484
$149,705	$2,148,062	$2,623,916

—	229,680	221,034
14,900	45	5,171

—	11,722	4,442
—	(5,542)	(967)
14,900	6,225	8,646
14,900	235,905	229,680

—	10,599	10,425
100	1	—

—	507	174
—	(1)	—
100	507	174
100	11,106	10,599

Annual Report  197

	Lazard International Equity Concentrated Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,030,116	$625,838
Net realized gain (loss) on investments and foreign currency transactions	(539,632)	1,615,858
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(12,702,020)	6,674,505
Net increase (decrease) in net assets resulting from operations	(12,211,536)	8,916,201
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(2,385,665)	(638,073)
Open Shares	(17,538)	(1,420)
R6 Shares	—	—
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(2,403,203)	(639,493)
Capital stock transactions
Net proceeds from sales
Institutional Shares	15,603,350	51,698,119
Open Shares	267,250	146,561
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	2,339,572	633,613
Open Shares	17,538	1,420
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(23,748,931)	(6,607,152)
Open Shares	(19,451)	(76,575)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(5,540,672)	45,795,986
Total increase (decrease) in net assets	(20,155,411)	54,072,694
Net assets at beginning of period	69,659,624	15,586,930
Net assets at end of period	$49,504,213	$69,659,624

The accompanying notes are an integral part of these financial statements.

198   Annual Report

Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$62,190,848	$52,708,694	$1,333,945	$572,633

132,220,543	4,883,307	338,398	967,480

(625,076,980)	643,178,411	(14,665,490)	9,382,645

(430,665,589)	700,770,412	(12,993,147)	10,922,758

(162,037,288)	(37,101,517)	(1,895,320)	(326,389)
(16,140,086)	(6,787,026)	(30,210)	(10,427)
(9,585,071)	(9,812,446)	—	—

—	—	—	—
—	—	—	—
(187,762,445)	(53,700,989)	(1,925,530)	(336,816)

692,426,011	1,609,287,090	65,277,340	27,547,397
71,811,533	279,622,992	1,202,007	427,893
51,158,456	619,962,012	—	—

135,295,299	31,790,226	1,746,591	266,756
14,706,387	6,454,617	30,210	9,239
9,585,071	9,812,446	—	—

(1,024,041,994)	(715,965,738)	(31,783,405)	(12,174,649)
(80,776,096)	(1,233,044,805)	(2,229,497)	(293,819)
(619,023,756)	(115,088,363)	—	—

(748,859,089)	492,830,477	34,243,246	15,782,817
(1,367,287,123)	1,139,899,900	19,324,569	26,368,759
3,804,020,354	2,664,120,454	56,759,749	30,390,990
$2,436,733,231	$3,804,020,354	$76,084,318	$56,759,749

Annual Report  199

	Lazard International Equity Concentrated Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	6,658,885	1,811,118
Shares sold	1,557,217	5,480,279
Shares issued to shareholders from reinvestment of distributions	286,268	61,515
Shares redeemed	(2,614,119)	(694,027)
Net increase (decrease)	(770,634)	4,847,767
Shares outstanding at end of period	5,888,251	6,658,885
Open Shares
Shares outstanding at beginning of period	21,011	13,327
Shares sold	26,848	15,550
Shares issued to shareholders from reinvestment of distributions	2,144	138
Shares redeemed	(2,234)	(8,004)
Net increase (decrease)	26,758	7,684
Shares outstanding at end of period	47,769	21,011
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

200   Annual Report

Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

144,593,511	93,319,210	4,895,525	3,271,065
36,738,628	88,541,076	6,149,590	2,854,325

8,719,524	1,648,820	187,099	26,307
(55,923,190)	(38,915,595)	(3,059,643)	(1,256,172)
(10,465,038)	51,274,301	3,277,046	1,624,460
134,128,473	144,593,511	8,172,571	4,895,525

13,869,285	65,536,029	256,624	241,443
3,733,499	14,688,275	113,077	43,876

936,334	339,995	3,261	908
(4,202,818)	(66,695,014)	(209,201)	(29,603)
467,015	(51,666,744)	(92,863)	15,181
14,336,300	13,869,285	163,761	256,624

35,418,952	4,890,072	—	—
2,684,577	36,289,913	—	—

618,559	511,373	—	—
(31,918,706)	(6,272,406)	—	—
(28,615,570)	30,528,880	—	—
6,803,382	35,418,952	—	—

Annual Report  201

Lazard International Equity Value Portfolio
Period Ended December 31, 2018 (d)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,960
Net realized gain (loss) on investments and foreign currency transactions	(696,490)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,462,526)
Net increase (decrease) in net assets resulting from operations	(2,130,056)
Distributions to shareholders (Note 2(e))
Institutional Shares	(26,179)
Open Shares	(36)
R6 Shares	—
Net decrease in net assets resulting from distributions	(26,215)
Capital stock transactions
Net proceeds from sales
Institutional Shares	25,094,341
Open Shares	94,078
R6 Shares	—
Net proceeds from reinvestment of distributions
Institutional Shares	26,179
Open Shares	36
R6 Shares	—
Cost of shares redeemed
Institutional Shares	(26,571)
Open Shares	(47,885)
R6 Shares	—
Net increase (decrease) in net assets from capital stock transactions	25,140,178
Total increase (decrease) in net assets	22,983,907
Net assets at beginning of period	—
Net assets at end of period	$22,983,907

The accompanying notes are an integral part of these financial statements.

202   Annual Report

Lazard International Small Cap Equity Portfolio		Lazard International Strategic Equity Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$676,876	$581,526	$89,333,071	$79,666,900

7,560,083	6,230,274	555,754,186	322,221,811

(27,323,558)	17,988,019	(1,299,655,438)	1,282,558,739
(19,086,599)	24,799,819	(654,568,181)	1,684,447,450

(1,675,001)	—	(390,962,878)	(76,161,214)
(844,717)	—	(67,997,086)	(12,527,283)
—	—	(8,298,386)	(1,402,962)
(2,519,718)	—	(467,258,350)	(90,091,459)

22,184,618	7,432,344	1,191,814,486	987,508,397
5,161,365	5,933,441	220,196,653	222,062,681
—	—	25,261,981	22,635,019

1,671,063	—	377,793,204	71,783,902
765,533	—	62,572,751	11,206,995
—	—	8,184,877	1,402,962

(16,237,337)	(15,138,177)	(1,912,545,919)	(1,522,608,879)
(20,181,718)	(20,970,648)	(503,144,624)	(918,633,394)
—	—	(26,460,064)	(32,942,261)
(6,636,476)	(22,743,040)	(556,326,655)	(1,157,584,578)
(28,242,793)	2,056,779	(1,678,153,186)	436,771,413
83,628,992	81,572,213	7,238,428,668	6,801,657,255
$55,386,199	$83,628,992	$5,560,275,482	$7,238,428,668

Annual Report  203

Lazard International Equity Value Portfolio
Period Ended December 31, 2018 (d)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	—
Shares sold	2,509,986
Shares issued to shareholders from reinvestment of distributions	2,928
Shares redeemed	(2,917)
Net increase (decrease)	2,509,997
Shares outstanding at end of period	2,509,997
Open Shares
Shares outstanding at beginning of period	—
Shares sold	9,423
Shares issued to shareholders from reinvestment of distributions	4
Shares redeemed	(5,216)
Net increase (decrease)	4,211
Shares outstanding at end of period	4,211
R6 Shares
Shares outstanding at beginning of period	—
Shares sold	—
Shares issued to shareholders from reinvestment of distributions	—
Shares redeemed	—
Net increase (decrease)	—
Shares outstanding at end of period	—

(d)	The Portfolio commenced operations on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

204   Annual Report

Lazard International Small Cap Equity Portfolio		Lazard International Strategic Equity Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

2,993,040	3,668,073	376,589,551	410,970,431
1,656,082	612,273	76,867,462	71,517,376
146,870	—	29,898,424	4,595,640
(1,266,326)	(1,287,306)	(124,128,251)	(110,493,896)
536,626	(675,033)	(17,362,365)	(34,380,880)
3,529,666	2,993,040	359,227,186	376,589,551

3,064,171	4,385,394	76,885,738	126,809,001
401,822	510,938	14,094,427	16,084,578
68,202	—	4,909,122	711,555
(1,502,597)	(1,832,161)	(31,879,534)	(66,719,396)
(1,032,573)	(1,321,223)	(12,875,985)	(49,923,263)
2,031,598	3,064,171	64,009,753	76,885,738

—	—	7,026,668	7,730,925
—	—	1,599,586	1,686,785
—	—	647,215	89,761
—	—	(1,724,194)	(2,480,803)
—	—	522,607	(704,257)
—	—	7,549,275	7,026,668

Annual Report  205

	Lazard Managed Equity Volatility Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$315,398	$55,899
Net realized gain (loss) on investments and foreign currency transactions	(294,609)	208,441
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,538,663)	356,438
Net increase (decrease) in net assets resulting from operations	(1,517,874)	620,778
Distributions to shareholders (Note 2(e))
Institutional Shares	(381,378)	(163,261)
Open Shares	(4,224)	(11,492)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(385,602)	(174,753)
Capital stock transactions
Net proceeds from sales
Institutional Shares	20,348,996	1,184,556
Open Shares	30,826	103,001
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	346,406	163,260
Open Shares	2,739	11,493
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(2,294,274)	(15,062)
Open Shares	(134,055)	(1,254)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	18,300,638	1,445,994
Total increase (decrease) in net assets	16,397,162	1,892,019
Net assets at beginning of period	4,494,905	2,602,886
Net assets at end of period	$20,892,067	$4,494,905

The accompanying notes are an integral part of these financial statements.

206  Annual Report

Lazard US Equity Concentrated Portfolio		Lazard US Equity Select Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$17,196,730	$13,875,284	$915,707	$932,975

74,632,752	142,271,974	7,992,281	8,352,420

(172,165,758)	63,020,970	(10,904,671)	5,046,521

(80,336,276)	219,168,228	(1,996,683)	14,331,916

(126,901,740)	(98,098,518)	(9,488,347)	(7,111,211)
(5,585,479)	(5,450,099)	(132,836)	(97,134)
(158,630)	(22,895)	(1,527,040)	(1,087,991)
(132,645,849)	(103,571,512)	(11,148,223)	(8,296,336)

231,478,214	427,187,488	2,797,366	6,051,046
15,671,466	31,985,344	54,694	152,723
2,047,701	217,994	3,687,551	3,879,821

114,753,886	88,099,840	9,486,106	7,105,793
5,517,497	5,378,038	132,621	94,116
158,630	22,896	1,527,040	1,087,991

(609,674,559)	(344,089,983)	(13,412,997)	(17,326,936)
(49,537,525)	(63,956,675)	(159,494)	(710,616)
(245,106)	(33,244)	(4,765,670)	(7,829,156)

(289,829,796)	144,811,698	(652,783)	(7,495,218)
(502,811,921)	260,408,414	(13,797,689)	(1,459,638)
1,596,544,167	1,336,135,753	85,364,648	86,824,286
$1,093,732,246	$1,596,544,167	$71,566,959	$85,364,648

Annual Report  207

	Lazard Managed Equity Volatility Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	361,300	243,326
Shares sold	1,790,614	105,129
Shares issued to shareholders from reinvestment of distributions	33,373	14,184
Shares redeemed	(221,901)	(1,339)
Net increase (decrease)	1,602,086	117,974
Shares outstanding at end of period	1,963,386	361,300
Open Shares
Shares outstanding at beginning of period	27,255	17,240
Shares sold	2,695	9,125
Shares issued to shareholders from reinvestment of distributions	262	999
Shares redeemed	(12,808)	(109)
Net increase (decrease)	(9,851)	10,015
Shares outstanding at end of period	17,404	27,255
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

208  Annual Report

Lazard US Equity Concentrated Portfolio		Lazard US Equity Select Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

98,527,318	86,904,349	5,870,874	6,202,475
14,982,089	28,269,097	229,810	489,330

8,686,899	5,739,411	915,948	572,928
(41,424,176)	(22,385,539)	(1,089,560)	(1,393,859)
(17,755,188)	11,622,969	56,198	(331,601)
80,772,130	98,527,318	5,927,072	5,870,874

5,681,791	7,411,857	81,216	117,822
991,563	2,116,503	4,222	12,271

413,698	347,869	12,734	7,567
(3,161,325)	(4,194,438)	(12,410)	(56,444)
(1,756,064)	(1,730,066)	4,546	(36,606)
3,925,727	5,681,791	85,762	81,216

23,498	9,872	916,579	1,143,030
126,703	14,283	291,908	313,440

12,595	1,488	147,820	87,657
(15,698)	(2,145)	(373,560)	(627,548)
123,600	13,626	66,168	(226,451)
147,098	23,498	982,747	916,579

Annual Report  209

	Lazard US Realty Equity Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$805,208	$962,278
Net realized gain (loss) on investments	2,480,557	5,407,448
Net change in unrealized appreciation (depreciation) on investments	(9,938,039)	(890,356)
Net increase (decrease) in net assets resulting from operations	(6,652,274)	5,479,370
Distributions to shareholders (Note 2(e))
Institutional Shares	(695,484)	(1,865,431)
Open Shares	(1,716,582)	(4,676,280)
Net decrease in net assets resulting from distributions	(2,412,066)	(6,541,711)
Capital stock transactions
Net proceeds from sales
Institutional Shares	1,624,667	3,978,753
Open Shares	3,032,454	3,900,457
Issued in connection with acquisition of US Realty Income Portfolio
Institutional Shares	10,788,800	—
Open Shares	11,850,795	—
Net proceeds from reinvestment of distributions
Institutional Shares	690,667	1,840,386
Open Shares	1,661,053	4,526,431
Cost of shares redeemed
Institutional Shares	(13,277,642)	(6,377,175)
Open Shares	(14,180,850)	(19,202,537)
Net increase (decrease) in net assets from capital stock transactions	2,189,944	(11,333,685)
Total increase (decrease) in net assets	(6,874,396)	(12,396,026)
Net assets at beginning of period	66,535,910	78,931,936
Net assets at end of period	$59,661,514	$66,535,910
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	993,322	1,013,228
Shares sold	91,997	199,657
Shares issued in connection with acquisition of US Realty Income Portfolio	562,426	—
Shares issued to shareholders from reinvestment of distributions	40,649	98,095
Shares redeemed	(746,565)	(317,658)
Net increase (decrease)	(51,493)	(19,906)
Shares outstanding at end of period	941,829	993,322
Open Shares
Shares outstanding at beginning of period	2,524,879	3,050,064
Shares sold	167,884	194,919
Shares issued in connection with acquisition of US Realty Income Portfolio	616,099	—
Shares issued to shareholders from reinvestment of distributions	97,455	240,214
Shares redeemed	(785,245)	(960,318)
Net increase (decrease)	96,193	(525,185)
Shares outstanding at end of period	2,621,072	2,524,879

The accompanying notes are an integral part of these financial statements.

210  Annual Report

Lazard US Small-Mid Cap Equity Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017

$597,923	$727,068
15,587,339	25,902,875

(36,201,275)	267,481

(20,016,013)	26,897,424

(17,695,195)	(20,425,988)
(2,222,866)	(3,158,573)
(19,918,061)	(23,584,561)

21,485,449	24,700,686
2,442,537	9,096,024

—	—
—	—

17,320,681	20,069,757
2,058,605	3,032,378

(66,434,776)	(60,255,552)
(12,483,878)	(16,933,398)

(35,611,382)	(20,290,105)
(75,545,456)	(16,977,242)
202,948,188	219,925,430
$127,402,732	$202,948,188

12,081,329	13,078,287
1,436,712	1,659,111

—	—

1,572,044	1,373,469
(4,596,397)	(4,029,538)
(1,587,641)	(996,958)
10,493,688	12,081,329

1,893,205	2,217,138
183,177	654,337

—	—

201,850	221,466
(909,420)	(1,199,736)
(524,393)	(323,933)
1,368,812	1,893,205

Annual Report  211

The Lazard Funds, Inc. Financial Highlights

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$14.48	$10.28	$9.04		$10.43	$11.81
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.03	0.05	^	0.06	0.09
Net realized and unrealized gain (loss)	(3.08)	4.20	1.29		(1.40)	(1.30)
Total from investment operations	(2.97)	4.23	1.34		(1.34)	(1.21)
Less distributions from:
Net investment income	(0.09)	(0.03)	(0.10)		(0.05)	(0.17)
Total distributions	(0.09)	(0.03)	(0.10)		(0.05)	(0.17)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$11.42	$14.48	$10.28		$9.04	$10.43
Total Return (c)	–20.58%	41.15%	14.81	%^	–12.84%	–10.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$215,120	$268,730	$189,035		$343,788	$426,847
Ratios to average net assets:
Net expenses	1.14%	1.18%	1.21	%^	1.20%	1.19%
Gross expenses	1.14%	1.18%	1.23%		1.20%	1.19%
Net investment income (loss)	0.83%	0.24%	0.48	%^	0.55%	0.80%
Portfolio turnover rate	63%	46%	56%		66%	57%

The accompanying notes are an integral part of these financial statements.

212  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$14.45	$10.28	$9.05		$10.43	$11.81
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.06	(0.02)	0.01	^	0.01	0.08
Net realized and unrealized gain (loss)	(3.06)	4.19	1.28		(1.38)	(1.33)
Total from investment operations	(3.00)	4.17	1.29		(1.37)	(1.25)
Less distributions from:
Net investment income	(0.09)	—	(0.06)		(0.01)	(0.13)
Total distributions	(0.09)	—	(0.06)		(0.01)	(0.13)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$11.36	$14.45	$10.28		$9.05	$10.43
Total Return (c)	–20.83%#	40.56%	14.31	%^	–13.11%	–10.57%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,263	$12,569	$7,272		$10,903	$16,029
Ratios to average net assets:
Net expenses	1.51%	1.58%	1.60	%^	1.57%	1.49%
Gross expenses	1.51%	1.58%	1.65%		1.57%	1.49%
Net investment income (loss)	0.42%	–0.17%	0.06	%^	0.13%	0.70%
Portfolio turnover rate	63%	46%	56%		66%	57%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. For Institutional Shares, the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open Shares, the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.07% impact on the total return of the Portfolio’s Open Shares.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  213

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$12.30	$8.83	$8.60	$9.62	$9.83
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.11	0.08	0.03	0.03
Net realized and unrealized gain (loss)	(2.39)	3.45	0.22	(1.03)	(0.15)
Total from investment operations	(2.23)	3.56	0.30	(1.00)	(0.12)
Less distributions from:
Net investment income	(0.18)	(0.09)	(0.07)	(0.01)	(0.08)
Return of capital	—	—	—	(0.01)	(0.01)
Total distributions	(0.18)	(0.09)	(0.07)	(0.02)	(0.09)
Redemption fees	—	—	— (b)	— (b)	—
Net asset value, end of period	$9.89	$12.30	$8.83	$8.60	$9.62
Total Return (c)	–18.12%	40.35%	3.47%	–10.36%	–1.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$207,955	$230,343	$122,995	$102,421	$39,832
Ratios to average net assets:
Net expenses	1.18%	1.20%	1.30%	1.30%	1.30%
Gross expenses	1.18%	1.20%	1.31%	1.52%	2.28%
Net investment income (loss)	1.44%	0.98%	0.89%	0.32%	0.28%
Portfolio turnover rate	30%	15%	62%	46%	45%

The accompanying notes are an integral part of these financial statements.

214  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$12.27	$8.81	$8.58	$9.62	$9.83
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.06	0.07	— (b)	(0.04)
Net realized and unrealized gain (loss)	(2.37)	3.45	0.20	(1.04)	(0.11)
Total from investment operations	(2.26)	3.51	0.27	(1.04)	(0.15)
Less distributions from:
Net investment income	(0.14)	(0.05)	(0.04)	—	(0.05)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.14)	(0.05)	(0.04)	—	(0.06)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$9.87	$12.27	$8.81	$8.58	$9.62
Total Return (c)	–18.43%	39.80%	3.17%	–10.81%	–1.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,853	$1,828	$729	$2,344	$5,266
Ratios to average net assets:
Net expenses	1.58%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.00%	2.45%	2.14%	2.35%	2.81%
Net investment income (loss)	1.00%	0.56%	0.85%	–0.04%	–0.35%
Portfolio turnover rate	30%	15%	62%	46%	45%

The accompanying notes are an integral part of these financial statements.

Annual Report  215

Selected data for a share of capital stock outstanding throughout the period	For the Period 4/6/18* to 12/31/18

R6 Shares
Net asset value, beginning of period	$12.21
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14
Net realized and unrealized gain (loss)	(2.28)
Total from investment operations	(2.14)
Less distributions from:
Net investment income	(0.18)
Total distributions	(0.18)
Net asset value, end of period	$9.89
Total Return (c)	–17.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$494
Ratios to average net assets (d):
Net expenses	1.16%
Gross expenses	7.68%
Net investment income (loss)	1.71%
Portfolio turnover rate	30%

*	The inception date for the R6 Shares was April 6, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

216  Annual Report

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			5/29/15* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$12.27	$8.71	$8.06	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.12	0.12	0.08
Net realized and unrealized gain (loss)	(2.19)	3.58	0.67	(1.88)
Total from investment operations	(2.00)	3.70	0.79	(1.80)
Less distributions from:
Net investment income	(0.22)	(0.13)	(0.13)	(0.14)
Net realized gains	— (b)	—	—	—
Return of capital	(0.02)	(0.01)	(0.01)	—
Total distributions	(0.24)	(0.14)	(0.14)	(0.14)
Net asset value, end of period	$10.03	$12.27	$8.71	$8.06
Total Return (c)	–16.23%	42.52%	9.83%	–17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,107	$4,191	$2,896	$2,618
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%	1.10%
Gross expenses	5.60%	6.29%	9.57%	11.47%
Net investment income (loss)	1.59%	1.15%	1.41%	1.54%
Portfolio turnover rate	61%	52%	57%	38%

The accompanying notes are an integral part of these financial statements.

Annual Report  217

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			5/29/15* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$12.27	$8.71	$8.06	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.08	0.09	0.06
Net realized and unrealized gain (loss)	(2.18)	3.58	0.68	(1.87)
Total from investment operations	(2.02)	3.66	0.77	(1.81)
Less distributions from:
Net investment income	(0.19)	(0.09)	(0.11)	(0.13)
Net realized gains	— (b)	—	—	—
Return of capital	(0.02)	(0.01)	(0.01)	—
Total distributions	(0.21)	(0.10)	(0.12)	(0.13)
Net asset value, end of period	$10.04	$12.27	$8.71	$8.06
Total Return (c)	–16.40%	42.09%	9.51%	–18.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$476	$356	$120	$95
Ratios to average net assets (d):
Net expenses	1.40%	1.40%	1.40%	1.40%
Gross expenses	8.09%	12.17%	20.02%	26.37%
Net investment income (loss)	1.35%	0.72%	1.06%	1.18%
Portfolio turnover rate	61%	52%	57%	38%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

218  Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$12.93	$9.60	$8.53		$10.00	$11.18
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.10	0.08	^	0.12	0.15
Net realized and unrealized gain (loss)	(2.89)	3.35	1.04		(1.39)	(1.12)
Total from investment operations	(2.72)	3.45	1.12		(1.27)	(0.97)
Less distributions from:
Net investment income	(0.19)	(0.12)	(0.05)		(0.19)	(0.21)
Return of capital	—	—	—		(0.01)	— (b)
Total distributions	(0.19)	(0.12)	(0.05)		(0.20)	(0.21)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$10.02	$12.93	$9.60		$8.53	$10.00
Total Return (c)	–21.05%	35.98%	13.12	%^	–12.74%	–8.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$291,404	$385,492	$282,473		$287,857	$463,043
Ratios to average net assets:
Net expenses	1.15%	1.21%	1.25	%^	1.20%	1.28%
Gross expenses	1.15%	1.21%	1.26%		1.20%	1.28%
Net investment income (loss)	1.39%	0.90%	0.88	%^	1.22%	1.33%
Portfolio turnover rate	61%	57%	47%		38%	44%

The accompanying notes are an integral part of these financial statements.

Annual Report  219

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$12.95	$9.62	$8.55		$9.99	$11.17
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.06	0.05	^	0.11	0.10
Net realized and unrealized gain (loss)	(2.89)	3.34	1.04		(1.38)	(1.10)
Total from investment operations	(2.77)	3.40	1.09		(1.27)	(1.00)
Less distributions from:
Net investment income	(0.15)	(0.07)	(0.02)		(0.17)	(0.18)
Return of capital	—	—	—		— (b)	— (b)
Total distributions	(0.15)	(0.07)	(0.02)		(0.17)	(0.18)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$10.03	$12.95	$9.62		$8.55	$9.99
Total Return (c)	–21.39%	35.38%	12.74	%^	–12.77%	–8.95%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,200	$9,728	$6,804		$7,107	$123,756
Ratios to average net assets:
Net expenses	1.53%	1.60%	1.60	%^	1.54%	1.60%
Gross expenses	1.53%	1.61%	1.89%		1.54%	1.63%
Net investment income (loss)	1.01%	0.50%	0.54	%^	1.10%	0.94%
Portfolio turnover rate	61%	57%	47%		38%	44%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

220  Annual Report

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$20.02	$15.96	$13.44		$17.19	$18.67
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.39	0.33	0.24	^	0.30	0.37
Net realized and unrealized gain (loss)	(4.01)	4.13	2.52		(3.76)	(1.13)
Total from investment operations	(3.62)	4.46	2.76		(3.46)	(0.76)
Less distributions from:
Net investment income	(0.34)	(0.40)	(0.24)		(0.23)	(0.37)
Net realized gains	—	—	—		(0.06)	(0.35)
Total distributions	(0.34)	(0.40)	(0.24)		(0.29)	(0.72)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$16.06	$20.02	$15.96		$13.44	$17.19
Total Return (c)	–18.09%	28.02%	20.52	%^	–20.16%	–4.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,573,861	$11,285,358	$9,311,693		$8,238,638	$12,156,645
Ratios to average net assets:
Net expenses	1.07%	1.08%	1.09	%^	1.10%	1.09%
Gross expenses	1.07%	1.08%	1.09%		1.10%	1.09%
Net investment income (loss)	2.12%	1.82%	1.59	%^	1.83%	1.97%
Portfolio turnover rate	16%	14%	12%		14%	12%

The accompanying notes are an integral part of these financial statements.

Annual Report  221

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$20.60	$16.41	$13.82		$17.65	$19.14
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.35	0.29	0.21	^	0.26	0.34
Net realized and unrealized gain (loss)	(4.12)	4.25	2.58		(3.84)	(1.16)
Total from investment operations	(3.77)	4.54	2.79		(3.58)	(0.82)
Less distributions from:
Net investment income	(0.30)	(0.35)	(0.20)		(0.19)	(0.32)
Net realized gains	—	—	—		(0.06)	(0.35)
Total distributions	(0.30)	(0.35)	(0.20)		(0.25)	(0.67)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$16.53	$20.60	$16.41		$13.82	$17.65
Total Return (c)	–18.32%	27.73%	20.17	%^	–20.33%	–4.39%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,004,569	$1,515,715	$1,287,552		$832,706	$1,474,597
Ratios to average net assets:
Net expenses	1.32%	1.34%	1.35	%^	1.37%	1.37%
Gross expenses	1.32%	1.34%	1.35%		1.37%	1.37%
Net investment income (loss)	1.85%	1.55%	1.35	%^	1.58%	1.76%
Portfolio turnover rate	16%	14%	12%		14%	12%

The accompanying notes are an integral part of these financial statements.

222  Annual Report

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				1/19/15* to
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15

R6 Shares
Net asset value, beginning of period	$20.02	$15.96	$13.44		$17.26
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.40	0.35	0.23	^	0.27
Net realized and unrealized gain (loss)	(4.02)	4.11	2.53		(3.80)
Total from investment operations	(3.62)	4.46	2.76		(3.53)
Less distributions from:
Net investment income	(0.34)	(0.40)	(0.24)		(0.23)
Net realized gains	—	—	—		(0.06)
Total distributions	(0.34)	(0.40)	(0.24)		(0.29)
Net asset value, end of period	$16.06	$20.02	$15.96		$13.44
Total Return (c)	–18.09%	28.02%	20.52	%^	–20.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$232,507	$372,568	$197,959		$144,626
Ratios to average net assets (d):
Net expenses	1.07%	1.08%	1.09	%^	1.12%
Gross expenses	1.07%	1.08%	1.10%		1.13%
Net investment income (loss)	2.15%	1.91%	1.54	%^	1.79%
Portfolio turnover rate	16%	14%	12%		14%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
*	The inception date for the R6 Shares was January 19, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  223

LAZARD EQUITY FRANCHISE PORTFOLIO

Selected data for a share		For the Period
of capital stock outstanding	Year Ended	9/29/17*
throughout each period	12/31/18	to 12/31/17

Institutional Shares
Net asset value, beginning of period	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.03
Net realized and unrealized gain (loss)	(0.75)	0.40
Total from investment operations	(0.55)	0.43
Less distributions from:
Net investment income	(0.21)	(0.03)
Net realized gains	(0.78)	(0.02)
Total distributions	(0.99)	(0.05)
Net asset value, end of period	$8.84	$10.38
Total Return (b)	–5.10%	4.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,341	$5,566
Ratios to average net assets (c):
Net expenses	0.95%	0.95%
Gross expenses	3.42%	3.21%
Net investment income (loss)	1.94%	1.26%
Portfolio turnover rate	97%	10%

The accompanying notes are an integral part of these financial statements.

224  Annual Report

Selected data for a share		For the Period
of capital stock outstanding	Year Ended	9/29/17*
throughout each period	12/31/18	to 12/31/17

Open Shares
Net asset value, beginning of period	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.03
Net realized and unrealized gain (loss)	(0.77)	0.39
Total from investment operations	(0.58)	0.42
Less distributions from:
Net investment income	(0.18)	(0.02)
Net realized gains	(0.78)	(0.02)
Total distributions	(0.96)	(0.04)
Net asset value, end of period	$8.84	$10.38
Total Return (b)	–5.34%	4.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190	$111
Ratios to average net assets (c):
Net expenses	1.20%	1.20%
Gross expenses	10.19%	23.62%
Net investment income (loss)	1.75%	1.14%
Portfolio turnover rate	97%	10%

*	The Portfolio commenced operations on September 29, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  225

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$13.04	$10.53	$10.33	$10.32	$10.02
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.07	0.09	0.04	0.07
Net realized and unrealized gain (loss)	(1.02)	2.93	0.18	0.01	0.29
Total from investment operations	(0.93)	3.00	0.27	0.05	0.36
Less distributions from:
Net investment income	(0.06)	(0.10)	(0.07)	(0.04)	(0.06)
Net realized gains	(0.32)	(0.39)	—	—	—
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.39)	(0.49)	(0.07)	(0.04)	(0.06)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$11.72	$13.04	$10.53	$10.33	$10.32
Total Return (c)	–7.12%	28.52%	2.66%	0.46%	3.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$65,382	$58,201	$31,197	$20,624	$12,266
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.07%	1.10%	1.10%
Gross expenses	1.08%	1.30%	1.75%	2.27%	4.62%
Net investment income (loss)	0.70%	0.60%	0.86%	0.41%	0.64%
Portfolio turnover rate	34%	34%	40%	55%	64%

The accompanying notes are an integral part of these financial statements.

226  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$13.04	$10.54	$10.34	$10.32	$10.01
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.04	0.06	0.01	0.04
Net realized and unrealized gain (loss)	(1.01)	2.91	0.18	0.02	0.30
Total from investment operations	(0.96)	2.95	0.24	0.03	0.34
Less distributions from:
Net investment income	(0.02)	(0.06)	(0.04)	(0.01)	(0.03)
Net realized gains	(0.32)	(0.39)	—	—	—
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.35)	(0.45)	(0.04)	(0.01)	(0.03)
Net asset value, end of period	$11.73	$13.04	$10.54	$10.34	$10.32
Total Return (c)	–7.33%	28.01%	2.35%	0.24%	3.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$763	$711	$515	$290	$201
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.37%	1.40%	1.40%
Gross expenses	2.80%	3.70%	5.38%	7.42%	13.34%
Net investment income (loss)	0.41%	0.32%	0.56%	0.09%	0.35%
Portfolio turnover rate	34%	34%	40%	55%	64%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  227

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$15.99	$14.17	$13.42		$13.72	$13.13
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.41	0.39	0.31	^	0.33	0.34
Net realized and unrealized gain (loss)	(0.96)	2.54	0.92		0.89	2.01
Total from investment operations	(0.55)	2.93	1.23		1.22	2.35
Less distributions from:
Net investment income	(0.72)	(0.29)	(0.34)		(1.17)	(1.04)
Net realized gains	(1.21)	(0.82)	(0.14)		(0.35)	(0.72)
Total distributions	(1.93)	(1.11)	(0.48)		(1.52)	(1.76)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$13.51	$15.99	$14.17		$13.42	$13.72
Total Return (c)	–3.68%	20.73%	9.30	%^	9.30%	17.95%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,924,359	$4,778,042	$2,931,161		$2,156,325	$1,372,216
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.96	%^	0.96%	0.98%
Gross expenses	0.95%	0.95%	0.96%		0.96%	0.98%
Net investment income (loss)	2.65%	2.44%	2.29	%^	2.32%	2.35%
Portfolio turnover rate	49%	33%	35%		34%	41%

The accompanying notes are an integral part of these financial statements.

228  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$16.01	$14.20	$13.45		$13.74	$13.15
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.37	0.35	0.29	^	0.31	0.29
Net realized and unrealized gain (loss)	(0.97)	2.55	0.91		0.88	2.02
Total from investment operations	(0.60)	2.90	1.20		1.19	2.31
Less distributions from:
Net investment income	(0.68)	(0.27)	(0.31)		(1.13)	(1.00)
Net realized gains	(1.21)	(0.82)	(0.14)		(0.35)	(0.72)
Total distributions	(1.89)	(1.09)	(0.45)		(1.48)	(1.72)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$13.52	$16.01	$14.20		$13.45	$13.74
Total Return (c)	–3.98%	20.47%	9.01	%^	9.06%	17.61%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$426,749	$633,243	$462,613		$393,786	$145,901
Ratios to average net assets:
Net expenses	1.20%	1.21%	1.22	%^	1.23%	1.29%
Gross expenses	1.20%	1.21%	1.22%		1.23%	1.29%
Net investment income (loss)	2.36%	2.16%	2.09	%^	2.19%	2.04%
Portfolio turnover rate	49%	33%	35%		34%	41%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

Annual Report  229

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18*		12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$15.52		$14.16	$14.19	$15.17	$15.49
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.33		0.32	0.22	0.27	0.34
Net realized and unrealized gain (loss)	(15.54)		1.75	0.19	(0.24)	1.29
Total from investment operations	(15.21)		2.07	0.41	0.03	1.63
Less distributions from:
Net investment income	(0.23)		(0.47)	(0.44)	(0.56)	(0.61)
Net realized gains	(0.08)		(0.24)	— (b)	(0.45)	(1.34)
Total distributions	(0.31)		(0.71)	(0.44)	(1.01)	(1.95)
Redemption fees	—		—	— (b)	— (b)	—
Net asset value, end of period	$—		$15.52	$14.16	$14.19	$15.17
Total Return (c)	–11.86	%(d)	14.69%	2.85%	0.36%	10.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$—		$3,831	$2,443	$3,549	$4,779
Ratios to average net assets:
Net expenses	0.98%		1.00%	1.00%	1.05%	1.13%
Gross expenses	4.06%		4.67%	5.25%	4.97%	3.79%
Net investment income (loss)	2.22%		2.12%	1.56%	1.74%	2.04%
Portfolio turnover rate	91%		82%	38%	56%	84%

The accompanying notes are an integral part of these financial statements.

230  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18*		12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$15.50		$14.14	$14.18	$15.16	$15.48
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.28		0.26	0.19	0.23	0.29
Net realized and unrealized gain (loss)	(15.47)		1.76	0.16	(0.24)	1.29
Total from investment operations	(15.19)		2.02	0.35	(0.01)	1.58
Less distributions from:
Net investment income	(0.23)		(0.42)	(0.39)	(0.52)	(0.56)
Net realized gains	(0.08)		(0.24)	— (b)	(0.45)	(1.34)
Total distributions	(0.31)		(0.66)	(0.39)	(0.97)	(1.90)
Net asset value, end of period	$—		$15.50	$14.14	$14.18	$15.16
Total Return (c)	–12.14	%(d)	14.36%	2.47%	0.06%	10.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$—		$1,363	$1,560	$1,820	$2,016
Ratios to average net assets:
Net expenses	1.28%		1.30%	1.30%	1.35%	1.43%
Gross expenses	4.94%		5.62%	5.96%	5.55%	4.26%
Net investment income (loss)	1.93%		1.69%	1.28%	1.47%	1.76%
Portfolio turnover rate	91%		82%	38%	56%	84%

*	The Portfolio was liquidated on December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(d)	Based upon December 31, 2018 net asset value effective prior to redemptions.

The accompanying notes are an integral part of these financial statements.

Annual Report  231

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				8/29/14*
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	to 12/31/14

Institutional Shares
Net asset value, beginning of period	$2.31	$9.59	$9.67	$9.94	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.08	0.07	0.06	— (b)
Net realized and unrealized gain (loss)	(0.18)	2.24	(0.08)	(0.25)	(0.04)
Total from investment operations	(0.17)	2.32	(0.01)	(0.19)	(0.04)
Less distributions from:
Net investment income	(0.01)	(0.20)	(0.07)	(0.08)	(0.02)
Net realized gains	(0.49)	(9.40)	—	—	—
Return of capital	—	—	—	—	— (b)
Total distributions	(0.50)	(9.60)	(0.07)	(0.08)	(0.02)
Net asset value, end of period	$1.64	$2.31	$9.59	$9.67	$9.94
Total Return (c)	–9.16%	24.20%	–0.15%	–1.85%	–0.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,505	$2,750	$19,816	$9,254	$7,112
Ratios to average net assets (d):
Net expenses	1.05%	1.10%	1.10%	1.10%	1.10%
Gross expenses	6.41%	2.06%	2.03%	3.83%	7.11%
Net investment income (loss)	0.60%	0.76%	0.76%	0.63%	–0.08%
Portfolio turnover rate	46%	65%	67%	65%	24%

The accompanying notes are an integral part of these financial statements.

232  Annual Report

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				8/29/14*
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	to 12/31/14

Open Shares
Net asset value, beginning of period	$2.30	$9.59	$9.67	$9.94	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.03	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.19)	2.25	(0.08)	(0.25)	(0.04)
Total from investment operations	(0.18)	2.28	(0.04)	(0.22)	(0.05)
Less distributions from:
Net investment income	— (b)	(0.17)	(0.04)	(0.05)	(0.01)
Net realized gains	(0.49)	(9.40)	—	—	—
Return of capital	—	—	—	—	— (b)
Total distributions	(0.49)	(9.57)	(0.04)	(0.05)	(0.01)
Net asset value, end of period	$1.63	$2.30	$9.59	$9.67	$9.94
Total Return (c)	–9.39%	23.72%	–0.45%	–2.16%	–0.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$131	$149	$114	$114	$135
Ratios to average net assets (d):
Net expenses	1.35%	1.41%	1.40%	1.40%	1.40%
Gross expenses	14.05%	12.33%	13.31%	14.12%	24.52%
Net investment income (loss)	0.29%	0.34%	0.39%	0.30%	–0.32%
Portfolio turnover rate	46%	65%	67%	65%	24%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  233

LAZARD INTERNATIONAL COMPOUNDERS PORTFOLIO

Selected data for a share	Period
of capital stock outstanding	Ended
throughout the period	12/31/18*

Institutional Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss)	(0.02)
Total from investment operations	(0.02)
Net asset value, end of period	$9.98
Total Return (a)	–0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$149
Ratios to average net assets (b):
Net expenses	0.00%
Gross expenses	8.45%
Net investment income (loss)	0.00%
Portfolio turnover rate	0%

The accompanying notes are an integral part of these financial statements.

234  Annual Report

Selected data for a share	Period
of capital stock outstanding	Ended
throughout the period	12/31/18*

Open Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss)	— (c)
Total from investment operations	— (c)
Net asset value, end of period	$10.00
Total Return (a)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1
Ratios to average net assets (b):
Net expenses	0.00%
Gross expenses	0.40%
Net investment income (loss)	0.00%
Portfolio turnover rate	0%

*	The Portfolio commenced operations on December 31, 2018.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(b)	Annualized for a period of less than one year except for non-recurring expenses.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  235

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			5/29/15* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$10.92	$8.91	$9.21	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24	0.19	0.18	0.04
Net realized and unrealized gain (loss)	(2.01)	2.03	(0.28)	(0.70)
Total from investment operations	(1.77)	2.22	(0.10)	(0.66)
Less distributions from:
Net investment income	(0.33)	(0.21)	(0.20)	(0.13)
Net realized gains	(0.12)	—	—	—
Total distributions	(0.45)	(0.21)	(0.20)	(0.13)
Net asset value, end of period	$8.70	$10.92	$8.91	$9.21
Total Return (b)	–16.26%	24.98%	–1.13%	–6.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,051	$2,508	$1,969	$1,797
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%	0.90%
Gross expenses	7.60%	8.91%	13.12%	14.93%
Net investment income (loss)	2.29%	1.89%	2.08%	0.77%
Portfolio turnover rate	72%	88%	92%	58%

The accompanying notes are an integral part of these financial statements.

236  Annual Report

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			5/29/15* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$10.92	$8.91	$9.21	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.16	0.15	0.03
Net realized and unrealized gain (loss)	(2.01)	2.03	(0.28)	(0.71)
Total from investment operations	(1.80)	2.19	(0.13)	(0.68)
Less distributions from:
Net investment income	(0.30)	(0.18)	(0.17)	(0.11)
Net realized gains	(0.12)	—	—	—
Total distributions	(0.42)	(0.18)	(0.17)	(0.11)
Net asset value, end of period	$8.70	$10.92	$8.91	$9.21
Total Return (b)	–16.52%	24.60%	–1.42%	–6.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$97	$116	$93	$93
Ratios to average net assets (c):
Net expenses	1.20%	1.20%	1.20%	1.20%
Gross expenses	17.67%	20.85%	25.85%	30.10%
Net investment income (loss)	1.99%	1.58%	1.74%	0.47%
Portfolio turnover rate	72%	88%	92%	58%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  237

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				8/29/14*
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	to 12/31/14

Institutional Shares
Net asset value, beginning of period	$10.43	$8.54	$8.27	$9.53	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.13	0.14	0.10	(0.01)
Net realized and unrealized gain (loss)	(1.84)	1.86	0.25	(1.25)	(0.45)
Total from investment operations	(1.70)	1.99	0.39	(1.15)	(0.46)
Less distributions from:
Net investment income	(0.17)	(0.10)	(0.12)	(0.11)	(0.01)
Net realized gains	(0.22)	—	—	—	— (b)
Total distributions	(0.39)	(0.10)	(0.12)	(0.11)	(0.01)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$8.34	$10.43	$8.54	$8.27	$9.53
Total Return (c)	–16.20%	23.29%	4.74%	–12.06%	–4.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,105	$69,440	$15,473	$13,753	$9,103
Ratios to average net assets (d):
Net expenses	1.00%	1.05%	1.05%	1.06%	1.15%
Gross expenses	1.13%	1.34%	2.29%	2.96%	7.40%
Net investment income (loss)	1.45%	1.35%	1.64%	1.13%	–0.41%
Portfolio turnover rate	76%	81%	92%	91%	45%

The accompanying notes are an integral part of these financial statements.

238  Annual Report

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				8/29/14*
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	to 12/31/14

Open Shares
Net asset value, beginning of period	$10.45	$8.56	$8.29	$9.53	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.10	0.11	0.06	(0.02)
Net realized and unrealized gain (loss)	(1.82)	1.86	0.26	(1.22)	(0.45)
Total from investment operations	(1.73)	1.96	0.37	(1.16)	(0.47)
Less distributions from:
Net investment income	(0.15)	(0.07)	(0.10)	(0.08)	—
Net realized gains	(0.22)	—	—	—	— (b)
Total distributions	(0.37)	(0.07)	(0.10)	(0.08)	— (b)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$8.35	$10.45	$8.56	$8.29	$9.53
Total Return (c)	–16.47%	22.87%	4.41%	–12.18%	–4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$399	$220	$114	$55	$559
Ratios to average net assets (d):
Net expenses	1.29%	1.35%	1.35%	1.39%	1.45%
Gross expenses	5.24%	8.15%	11.98%	9.93%	12.39%
Net investment income (loss)	0.96%	1.04%	1.32%	0.60%	–0.55%
Portfolio turnover rate	76%	81%	92%	91%	45%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  239

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$19.61	$16.20	$17.08	$16.93	$17.85
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.37	0.26	0.27 ^	0.27	0.26
Net realized and unrealized gain (loss)	(3.06)	3.43	(0.98)	—	(1.02)
Total from investment operations	(2.69)	3.69	(0.71)	0.27	(0.76)
Less distributions from:
Net investment income	(0.42)	(0.28)	(0.17)	(0.12)	(0.16)
Net realized gains	(0.82)	—	—	—	—
Total distributions	(1.24)	(0.28)	(0.17)	(0.12)	(0.16)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$15.68	$19.61	$16.20	$17.08	$16.93
Total Return (c)	–13.61%#	22.81%	–4.18%^	1.62%	–4.29%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,102,735	$2,835,262	$1,511,516	$736,272	$378,488
Ratios to average net assets:
Net expenses	0.81%	0.81%	0.82%^	0.86%	0.90%
Gross expenses	0.81%	0.81%	0.84%	0.87%	0.90%
Net investment income (loss)	1.94%	1.44%	1.62%^	1.50%	1.46%
Portfolio turnover rate	36%	31%	25%	30%	36%

The accompanying notes are an integral part of these financial statements.

240  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$19.83	$16.38	$17.23	$17.07	$18.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.32	0.30	0.13 ^	0.23	0.27
Net realized and unrealized gain (loss)	(3.08)	3.38	(0.90)	—	(1.09)
Total from investment operations	(2.76)	3.68	(0.77)	0.23	(0.82)
Less distributions from:
Net investment income	(0.38)	(0.23)	(0.08)	(0.07)	(0.11)
Net realized gains	(0.82)	—	—	—	—
Total distributions	(1.20)	(0.23)	(0.08)	(0.07)	(0.11)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$15.87	$19.83	$16.38	$17.23	$17.07
Total Return (c)	–13.83%#	22.50%	–4.46%^	1.36%	–4.57%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$227,483	$275,014	$1,073,486	$80,221	$57,350
Ratios to average net assets:
Net expenses	1.06%	1.06%	1.07%^	1.14%	1.17%
Gross expenses	1.06%	1.06%	1.10%	1.14%	1.17%
Net investment income (loss)	1.67%	1.69%	0.80%^	1.29%	1.49%
Portfolio turnover rate	36%	31%	25%	30%	36%

The accompanying notes are an integral part of these financial statements.

Annual Report  241

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			4/1/15* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15

R6 Shares
Net asset value, beginning of period	$19.59	$16.18	$17.07	$17.94
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.36	0.31	0.31 ^	0.21
Net realized and unrealized gain (loss)	(3.05)	3.38	(1.02)	(0.95)
Total from investment operations	(2.69)	3.69	(0.71)	(0.74)
Less distributions from:
Net investment income	(0.42)	(0.28)	(0.18)	(0.13)
Net realized gains	(0.82)	—	—	—
Total distributions	(1.24)	(0.28)	(0.18)	(0.13)
Net asset value, end of period	$15.66	$19.59	$16.18	$17.07
Total Return (c)	–13.62%#	22.85%	–4.17%^	–4.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106,516	$693,744	$79,119	$49,387
Ratios to average net assets (d):
Net expenses	0.80%	0.80%	0.80%^	0.80%
Gross expenses	0.81%	0.81%	0.86%	0.92%
Net investment income (loss)	1.84%	1.68%	1.88%^	1.55%
Portfolio turnover rate	36%	31%	25%	30%

*	The inception date for the R6 Shares was April 1, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.02%, 0.03% and 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional, Open and R6 Shares, respectively.
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received. There was a 0.16%, 0.16% and 0.33% impact on the total return of the Portfolio’s Institutional, Open and R6 Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

242  Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$11.02	$8.65	$8.80	$9.24	$9.76
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.13	0.12	0.12	0.15
Net realized and unrealized gain (loss)	(1.82)	2.31	(0.17)	(0.46)	(0.58)
Total from investment operations	(1.64)	2.44	(0.05)	(0.34)	(0.43)
Less distributions from:
Net investment income	(0.25)	(0.07)	(0.10)	(0.10)	(0.11)
Total distributions	(0.25)	(0.07)	(0.10)	(0.10)	(0.11)
Redemption fees	—	—	—	— (b)	0.02
Net asset value, end of period	$9.13	$11.02	$8.65	$8.80	$9.24
Total Return (c)	–14.90%	28.31%	–0.63%	–3.63%	–4.29%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$74,582	$53,929	$28,299	$18,757	$12,749
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.06%	1.15%
Gross expenses	1.05%	1.31%	1.79%	2.13%	2.10%
Net investment income (loss)	1.73%	1.27%	1.36%	1.25%	1.54%
Portfolio turnover rate	32%	30%	42%	51%	80%

The accompanying notes are an integral part of these financial statements.

Annual Report  243

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$11.03	$8.66	$8.82	$9.25	$9.79
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.10	0.10	0.11	0.11
Net realized and unrealized gain (loss)	(1.82)	2.31	(0.19)	(0.47)	(0.57)
Total from investment operations	(1.67)	2.41	(0.09)	(0.36)	(0.46)
Less distributions from:
Net investment income	(0.19)	(0.04)	(0.07)	(0.07)	(0.08)
Total distributions	(0.19)	(0.04)	(0.07)	(0.07)	(0.08)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$9.17	$11.03	$8.66	$8.82	$9.25
Total Return (c)	–15.16%	27.89%	–1.03%	–3.85%	–4.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,502	$2,831	$2,092	$2,184	$3,048
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.35%	1.37%	1.45%
Gross expenses	1.83%	2.07%	2.59%	2.75%	2.70%
Net investment income (loss)	1.42%	1.01%	1.13%	1.15%	1.11%
Portfolio turnover rate	32%	30%	42%	51%	80%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

244  Annual Report

LAZARD INTERNATIONAL EQUITY VALUE PORTFOLIO

Selected data for a share	For the Period
of capital stock outstanding	10/31/18* to
throughout the period	12/31/18

Institutional Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss)	(0.86)
Total from investment operations	(0.85)
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$9.14
Total Return (b)	–8.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,945
Ratios to average net assets (c):
Net expenses	0.95%
Gross expenses	1.34%
Net investment income (loss)	0.72%
Portfolio turnover rate	37%

The accompanying notes are an integral part of these financial statements.

Annual Report  245

Selected data for a share	For the Period
of capital stock outstanding	10/31/18* to
throughout the period	12/31/18

Open Shares
Net asset value, beginning of period	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	— (d)
Net realized and unrealized gain (loss)	(0.86)
Total from investment operations	(0.86)
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$9.13
Total Return (b)	–8.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38
Ratios to average net assets (c):
Net expenses	1.20%
Gross expenses	7.91%
Net investment income (loss)	0.03%
Portfolio turnover rate	37%

*	The Portfolio commenced operations on October 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

246  Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$13.79	$10.10	$10.90	$10.01	$10.54
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.10	0.12 ^	0.10	0.12
Net realized and unrealized gain (loss)	(3.51)	3.59	(0.62)	0.87	(0.40)
Total from investment operations	(3.39)	3.69	(0.50)	0.97	(0.28)
Less distributions from:
Net investment income	(0.27)	—	(0.30)	(0.08)	(0.25)
Net realized gains	(0.18)	—	—	—	—
Total distributions	(0.45)	—	(0.30)	(0.08)	(0.25)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$9.95	$13.79	$10.10	$10.90	$10.01
Total Return (c)	–24.88%#	36.53%	–4.64%^	9.71%	–2.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$35,121	$41,267	$37,049	$51,828	$46,329
Ratios to average net assets:
Net expenses	1.08%	1.09%	0.96%^	1.11%	1.13%
Gross expenses	1.08%	1.09%	1.06%	1.11%	1.15%
Net investment income (loss)	0.96%	0.85%	1.14%^	0.91%	1.13%
Portfolio turnover rate	59%	35%	63%	48%	48%

The accompanying notes are an integral part of these financial statements.

Annual Report  247

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$13.82	$10.15	$10.93	$10.03	$10.56
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.07	0.10 ^	0.07	0.09
Net realized and unrealized gain (loss)	(3.54)	3.60	(0.63)	0.88	(0.40)
Total from investment operations	(3.43)	3.67	(0.53)	0.95	(0.31)
Less distributions from:
Net investment income	(0.24)	—	(0.25)	(0.05)	(0.22)
Net realized gains	(0.18)	—	—	—	—
Total distributions	(0.42)	—	(0.25)	(0.05)	(0.22)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$9.97	$13.82	$10.15	$10.93	$10.03
Total Return (c)	–25.09%#	36.16%	–4.92%^	9.49%	–3.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,265	$42,362	$44,523	$55,776	$19,994
Ratios to average net assets:
Net expenses	1.34%	1.34%	1.21%^	1.38%	1.43%
Gross expenses	1.34%	1.34%	1.30%	1.38%	1.44%
Net investment income (loss)	0.83%	0.61%	0.91%^	0.63%	0.85%
Portfolio turnover rate	59%	35%	63%	48%	48%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.10% and 0.09% impact on the total return of the Institutional and Open Shares classes, respectively, of the Portfolio. There was a 0.10% and 0.09% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional and Open Shares, respectively.
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.46% and 0.53% impact on the total return of the Portfolio’s Institutional and Open Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

248  Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$15.70	$12.44	$13.33	$13.72	$14.46
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.17	0.20 ^	0.16	0.19
Net realized and unrealized gain (loss)	(1.85)	3.29	(0.89)	(0.40)	(0.39)
Total from investment operations	(1.64)	3.46	(0.69)	(0.24)	(0.20)
Less distributions from:
Net investment income	(0.21)	(0.20)	(0.20)	(0.14)	(0.16)
Net realized gains	(0.96)	—	—	(0.01)	(0.38)
Total distributions	(1.17)	(0.20)	(0.20)	(0.15)	(0.54)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$12.89	$15.70	$12.44	$13.33	$13.72
Total Return (c)	–10.35%	27.85%	–5.17%^	–1.70%	–1.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,630,334	$5,911,184	$5,114,357	$4,923,328	$3,727,391
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.81%^	0.82%	0.84%
Gross expenses	0.80%	0.80%	0.81%	0.82%	0.84%
Net investment income (loss)	1.36%	1.20%	1.56%^	1.15%	1.28%
Portfolio turnover rate	40%	44%	47%	37%	33%

The accompanying notes are an integral part of these financial statements.

Annual Report  249

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$15.83	$12.55	$13.44	$13.82	$14.57
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.14	0.18 ^	0.13	0.16
Net realized and unrealized gain (loss)	(1.86)	3.30	(0.90)	(0.40)	(0.41)
Total from investment operations	(1.69)	3.44	(0.72)	(0.27)	(0.25)
Less distributions from:
Net investment income	(0.17)	(0.16)	(0.17)	(0.10)	(0.12)
Net realized gains	(0.96)	—	—	(0.01)	(0.38)
Total distributions	(1.13)	(0.16)	(0.17)	(0.11)	(0.50)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$13.01	$15.83	$12.55	$13.44	$13.82
Total Return (c)	–10.55%	27.44%	–5.37%^	–1.89%	–1.78%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$832,548	$1,216,861	$1,591,016	$1,783,529	$1,574,106
Ratios to average net assets:
Net expenses	1.05%	1.06%	1.06%^	1.08%	1.09%
Gross expenses	1.05%	1.06%	1.06%	1.08%	1.09%
Net investment income (loss)	1.10%	0.97%	1.34%^	0.94%	1.06%
Portfolio turnover rate	40%	44%	47%	37%	33%

The accompanying notes are an integral part of these financial statements.

250  Annual Report

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			1/19/15* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15

R6 Shares
Net asset value, beginning of period	$15.71	$12.45	$13.34	$13.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.16	0.19 ^	(0.03)
Net realized and unrealized gain (loss)	(1.85)	3.30	(0.88)	(0.21)
Total from investment operations	(1.64)	3.46	(0.69)	(0.24)
Less distributions from:
Net investment income	(0.21)	(0.20)	(0.20)	(0.11)
Net realized gains	(0.96)	—	—	(0.01)
Total distributions	(1.17)	(0.20)	(0.20)	(0.12)
Redemption fees	—	—	— (b)	—
Net asset value, end of period	$12.90	$15.71	$12.45	$13.34
Total Return (c)	–10.35%	27.82%	–5.17%^	–1.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$97,394	$110,383	$96,284	$72,362
Ratios to average net assets (d):
Net expenses	0.80%	0.80%	0.81%^	1.03%
Gross expenses	0.81%	0.82%	0.82%	1.09%
Net investment income (loss)	1.34%	1.15%	1.46%^	–0.22%
Portfolio turnover rate	40%	44%	47%	37%

*	The inception date for the R6 Shares was January 19, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  251

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			5/29/15* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$11.57	$9.99	$9.59	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.19	0.18	0.09
Net realized and unrealized gain (loss)	(1.03)	1.87	0.44	(0.33)
Total from investment operations	(0.84)	2.06	0.62	(0.24)
Less distributions from:
Net investment income	(0.16)	(0.17)	(0.22)	(0.17)
Net realized gains	(0.02)	(0.31)	—	—
Total distributions	(0.18)	(0.48)	(0.22)	(0.17)
Net asset value, end of period	$10.55	$11.57	$9.99	$9.59
Total Return (b)	–7.21%	20.57%	6.45%	–2.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,709	$4,180	$2,431	$2,206
Ratios to average net assets (c):
Net expenses	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.64%	6.51%	10.42%	13.51%
Net investment income (loss)	1.66%	1.71%	1.82%	1.64%
Portfolio turnover rate	122%	87%	91%	56%

The accompanying notes are an integral part of these financial statements.

252  Annual Report

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			5/29/15* to
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$11.56	$9.99	$9.59	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.16	0.15	0.08
Net realized and unrealized gain (loss)	(1.02)	1.85	0.44	(0.34)
Total from investment operations	(0.87)	2.01	0.59	(0.26)
Less distributions from:
Net investment income	(0.13)	(0.13)	(0.19)	(0.15)
Net realized gains	(0.02)	(0.31)	—	—
Total distributions	(0.15)	(0.44)	(0.19)	(0.15)
Net asset value, end of period	$10.54	$11.56	$9.99	$9.59
Total Return (b)	–7.50%	20.11%	6.14%	–2.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$183	$315	$172	$175
Ratios to average net assets (c):
Net expenses	1.05%	1.05%	1.05%	1.05%
Gross expenses	5.86%	12.07%	17.27%	23.94%
Net investment income (loss)	1.28%	1.42%	1.52%	1.33%
Portfolio turnover rate	122%	87%	91%	56%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  253

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$15.31	$14.16	$13.83		$13.41	$12.59
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.14	0.06	^	0.05	0.11
Net realized and unrealized gain (loss)	(1.11)	2.05	0.97		0.88	2.23
Total from investment operations	(0.93)	2.19	1.03		0.93	2.34
Less distributions from:
Net investment income	(0.20)	(0.14)	(0.05)		(0.04)	(0.09)
Net realized gains	(1.29)	(0.90)	(0.65)		(0.47)	(1.43)
Total distributions	(1.49)	(1.04)	(0.70)		(0.51)	(1.52)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$12.89	$15.31	$14.16		$13.83	$13.41
Total Return (c)	–6.07%	15.49%	7.37	%^	7.00%	18.88%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,040,851	$1,508,581	$1,230,377		$715,766	$331,074
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.77	%^	0.79%	0.81%
Gross expenses	0.75%	0.75%	0.77%		0.79%	0.81%
Net investment income (loss)	1.14%	0.90%	0.39	%^	0.36%	0.79%
Portfolio turnover rate	69%	86%	84%		74%	63%

The accompanying notes are an integral part of these financial statements.

254  Annual Report

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$15.42	$14.25	$13.92		$13.50	$12.68
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.10	0.02	^	0.01	0.05
Net realized and unrealized gain (loss)	(1.11)	2.07	0.97		0.88	2.23
Total from investment operations	(0.98)	2.17	0.99		0.89	2.28
Less distributions from:
Net investment income	(0.16)	(0.10)	(0.01)		— (b)	(0.03)
Net realized gains	(1.29)	(0.90)	(0.65)		(0.47)	(1.43)
Total distributions	(1.45)	(1.00)	(0.66)		(0.47)	(1.46)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$12.99	$15.42	$14.25		$13.92	$13.50
Total Return (c)	–6.35%	15.22%	7.06	%^	6.67%	18.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,981	$87,603	$105,619		$114,348	$8,011
Ratios to average net assets:
Net expenses	1.03%	1.03%	1.03	%^	1.07%	1.25%
Gross expenses	1.03%	1.03%	1.03%		1.07%	1.46%
Net investment income (loss)	0.85%	0.62%	0.17	%^	0.08%	0.37%
Portfolio turnover rate	69%	86%	84%		74%	63%

The accompanying notes are an integral part of these financial statements.

Annual Report  255

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 11/15/16* to
	12/31/18	12/31/17	12/31/16

R6 Shares
Net asset value, beginning of period	$15.34	$14.18	$14.77
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.14	—	(b)^
Net realized and unrealized gain (loss)	(1.10)	2.06	0.03
Total from investment operations	(0.93)	2.20	0.03
Less distributions from:
Net investment income	(0.20)	(0.14)	(0.03)
Net realized gains	(1.29)	(0.90)	(0.59)
Total distributions	(1.49)	(1.04)	(0.62)
Net asset value, end of period	$12.92	$15.34	$14.18
Total Return (c)	–6.08%	15.52%	0.17	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,900	$361	$140
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.77	%^
Gross expenses	2.16%	8.34%	15.38%
Net investment income (loss)	1.15%	0.91%	0.19	%^
Portfolio turnover rate	69%	86%	84%

*	The inception date for the R6 Shares was November 15, 2016.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

256  Annual Report

LAZARD US EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$12.43	$11.63	$10.97	$12.43	$12.49
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.14	0.12	0.09	0.14
Net realized and unrealized gain (loss)	(0.55)	1.94	0.94	(0.69)	1.73
Total from investment operations	(0.41)	2.08	1.06	(0.60)	1.87
Less distributions from:
Net investment income	(0.29)	(0.21)	(0.10)	(0.10)	(0.13)
Net realized gains	(1.50)	(1.07)	(0.30)	(0.76)	(1.80)
Total distributions	(1.79)	(1.28)	(0.40)	(0.86)	(1.93)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$10.23	$12.43	$11.63	$10.97	$12.43
Total Return (c)	–3.12%	18.17%	9.70%	–4.75%	15.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$60,629	$72,958	$72,151	$110,243	$119,941
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.92%	0.95%	0.94%	0.90%	0.90%
Net investment income (loss)	1.10%	1.10%	1.08%	0.77%	1.05%
Portfolio turnover rate	62%	74%	68%	75%	69%

The accompanying notes are an integral part of these financial statements.

Annual Report  257

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$12.48	$11.68	$11.01	$12.48	$12.53
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.10	0.09	0.06	0.10
Net realized and unrealized gain (loss)	(0.54)	1.94	0.94	(0.71)	1.74
Total from investment operations	(0.44)	2.04	1.03	(0.65)	1.84
Less distributions from:
Net investment income	(0.26)	(0.17)	(0.06)	(0.06)	(0.09)
Net realized gains	(1.50)	(1.07)	(0.30)	(0.76)	(1.80)
Total distributions	(1.76)	(1.24)	(0.36)	(0.82)	(1.89)
Net asset value, end of period	$10.28	$12.48	$11.68	$11.01	$12.48
Total Return (c)	–3.40%	17.75%	9.46%	–5.11%	14.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$881	$1,013	$1,376	$1,536	$6,833
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	2.33%	2.30%	2.13%	1.51%	1.31%
Net investment income (loss)	0.80%	0.79%	0.80%	0.50%	0.75%
Portfolio turnover rate	62%	74%	68%	75%	69%

The accompanying notes are an integral part of these financial statements.

258  Annual Report

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				5/19/14*
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	to 12/31/14

R6 Shares
Net asset value, beginning of period	$12.43	$11.63	$10.96	$12.43	$12.81
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.14	0.14	0.10	0.09
Net realized and unrealized gain (loss)	(0.55)	1.94	0.93	(0.71)	1.47
Total from investment operations	(0.41)	2.08	1.07	(0.61)	1.56
Less distributions from:
Net investment income	(0.29)	(0.21)	(0.10)	(0.10)	(0.14)
Net realized gains	(1.50)	(1.07)	(0.30)	(0.76)	(1.80)
Total distributions	(1.79)	(1.28)	(0.40)	(0.86)	(1.94)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$10.23	$12.43	$11.63	$10.96	$12.43
Total Return (c)	–3.13%	18.16%	9.81%	–4.78%	12.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,056	$11,394	$13,297	$12,359	$14,951
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.74%	0.70%	0.70%
Gross expenses	1.01%	1.05%	1.02%	1.00%	1.06%
Net investment income (loss)	1.10%	1.12%	1.27%	0.82%	1.14%
Portfolio turnover rate	62%	74%	68%	75%	69%

*	The inception date for the R6 Shares was May 19, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  259

LAZARD US REALTY EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$18.85	$19.37	$18.93	$19.71	$16.05
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.28	0.31	0.29	0.33	0.28
Net realized and unrealized gain (loss)	(1.74)	1.18	0.72	0.55	3.85
Total from investment operations	(1.46)	1.49	1.01	0.88	4.13
Less distributions from:
Net investment income	(0.32)	(0.37)	(0.31)	(0.38)	(0.20)
Net realized gains	(0.38)	(1.64)	(0.26)	(1.28)	(0.27)
Total distributions	(0.70)	(2.01)	(0.57)	(1.66)	(0.47)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$16.69	$18.85	$19.37	$18.93	$19.71
Total Return (c)	–7.77%	7.93%	5.31%	4.63%	25.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,715	$18,724	$19,625	$21,143	$21,806
Ratios to average net assets:
Net expenses	1.00%	1.02%	1.05%	1.05%	1.05%
Gross expenses	1.09%	1.09%	1.12%	1.09%	1.18%
Net investment income (loss)	1.56%	1.55%	1.50%	1.64%	1.50%
Portfolio turnover rate	52%	32%	41%	51%	43%

The accompanying notes are an integral part of these financial statements.

260  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$18.94	$19.44	$19.00	$19.78	$16.11
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.23	0.25	0.23	0.26	0.19
Net realized and unrealized gain (loss)	(1.75)	1.20	0.72	0.56	3.90
Total from investment operations	(1.52)	1.45	0.95	0.82	4.09
Less distributions from:
Net investment income	(0.27)	(0.31)	(0.25)	(0.32)	(0.15)
Net realized gains	(0.38)	(1.64)	(0.26)	(1.28)	(0.27)
Total distributions	(0.65)	(1.95)	(0.51)	(1.60)	(0.42)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$16.77	$18.94	$19.44	$19.00	$19.78
Total Return (c)	–8.06%	7.69%	4.99%	4.34%	25.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43,946	$47,811	$59,307	$75,907	$88,897
Ratios to average net assets:
Net expenses	1.29%	1.30%	1.34%	1.32%	1.35%
Gross expenses	1.29%	1.30%	1.34%	1.32%	1.42%
Net investment income (loss)	1.27%	1.24%	1.17%	1.32%	1.01%
Portfolio turnover rate	52%	32%	41%	51%	43%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  261

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$14.65	$14.50	$12.86		$14.05	$15.97
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.06	0.11	^	0.02	0.03
Net realized and unrealized gain (loss)	(2.00)	1.95	1.96		(0.34)	1.74
Total from investment operations	(1.95)	2.01	2.07		(0.32)	1.77
Less distributions from:
Net investment income	(0.04)	(0.09)	(0.09)		— (b)	(0.01)
Net realized gains	(1.83)	(1.77)	(0.34)		(0.87)	(3.68)
Total distributions	(1.87)	(1.86)	(0.43)		(0.87)	(3.69)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$10.83	$14.65	$14.50		$12.86	$14.05
Total Return (c)	–13.27%	14.12%	16.28	%^	–2.14%	11.39%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$113,677	$176,975	$189,593		$171,152	$157,742
Ratios to average net assets:
Net expenses	0.87%	0.87%	0.86	%^	0.91%	0.86%
Gross expenses	0.87%	0.87%	0.90%		0.91%	0.86%
Net investment income (loss)	0.35%	0.39%	0.84	%^	0.13%	0.17%
Portfolio turnover rate	81%	79%	91%		91%	91%

The accompanying notes are an integral part of these financial statements.

262  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$13.72	$13.68	$12.16		$13.38	$15.41
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.01	0.06	^	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(1.87)	1.84	1.85		(0.33)	1.67
Total from investment operations	(1.86)	1.85	1.91		(0.35)	1.65
Less distributions from:
Net investment income	— (b)	(0.04)	(0.05)		— (b)	—
Net realized gains	(1.83)	(1.77)	(0.34)		(0.87)	(3.68)
Total distributions	(1.83)	(1.81)	(0.39)		(0.87)	(3.68)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$10.03	$13.72	$13.68		$12.16	$13.38
Total Return (c)	–13.49%	13.82%	15.92	%^	–2.47%	11.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,726	$25,973	$30,332		$36,860	$15,851
Ratios to average net assets:
Net expenses	1.18%	1.17%	1.16	%^	1.20%	1.20%
Gross expenses	1.18%	1.17%	1.20%		1.20%	1.20%
Net investment income (loss)	0.04%	0.09%	0.51	%^	–0.13%	–0.15%
Portfolio turnover rate	81%	79%	91%		91%	91%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.08% impact on the total return of the Institutional Shares class of the Portfolio. There was a 0.04% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

Annual Report  263

The Lazard Funds, Inc. Notes to Financial Statements
December 31, 2018

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2018, the Fund was comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Developing Markets Equity, Emerging Markets Core Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Equity, Equity Franchise, Global Equity Select, Global Listed Infrastructure, Global Realty Equity (liquidated on December 31, 2018), Global Strategic Equity, International Compounders, International Equity Advantage, International Equity Concentrated, International Equity, International Equity Select, International Equity Value, International Small Cap Equity, International Strategic Equity, Managed Equity Volatility, US Equity Concentrated, US Equity Select (formerly, US Strategic Equity), US Realty Equity and US Small-Mid Cap Equity Portfolios. The financial statements of the other ten Portfolios are presented separately.

The Portfolios, other than Equity Franchise, Global Realty Equity, International Equity Concentrated, International Equity Value, US Equity Concentrated and US Realty Equity Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of

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significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

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If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the

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recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

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A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2018, the Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2018, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Developing Markets Equity	$42,311,826	$81,496,065
Emerging Markets Core Equity	2,480,814	—
Emerging Markets Equity Blend	11,274,953	38,896,176
Emerging Markets Equity	95,082,877	676,889,120
Global Realty Equity	360,348	—
International Equity Value	525,300	—

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During the year ended December 31, 2018, the following Portfolios utilized realized capital loss carryovers from previous years as follows:

Portfolio	Amounts

Developing Markets Equity	$8,872,037
Emerging Markets Core Equity	8,534,158
Emerging Markets Equity Advantage	221,922
Emerging Markets Equity Blend	6,397,508
Emerging Markets Equity	121,602,254
International Equity Advantage	56,479
International Equity Concentrated	590,000
International Equity	61,750,127
International Equity Select	484,131
International Small Cap Equity	4,306,477
International Strategic Equity	118,775,721
US Realty Equity	233,007

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2018, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Emerging Markets Equity Advantage	$66,380	$—
Global Equity Select	330,136	—
Global Listed Infrastructure	5,706,036	—
International Equity Advantage	28,394	2,517
International Equity Concentrated	1,810,394	313
International Equity	41,680,902	—
International Equity Select	363,804	9,494
International Equity Value	—	1,770
International Strategic Equity	1,231,230	—
Managed Equity Volatility	261,488	—
US Equity Concentrated	14,024,506	—
US Equity Select	228,014	—
US Small-Mid Cap Equity	1,910,623	—

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For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Developing Markets Equity	$228,411,525	$19,546,668	$29,768,038	$(10,221,370)
Emerging Markets Core Equity	222,075,191	10,916,637	21,891,084	(10,974,447)
Emerging Markets Equity Advantage	3,279,324	403,548	282,044	121,504
Emerging Markets Equity Blend	331,681,502	19,352,769	53,231,792	(33,879,023)
Emerging Markets Equity	9,117,017,604	1,128,108,335	1,406,072,181	(277,963,846)
Equity Franchise	9,536,319	159,493	1,294,671	(1,135,178)
Global Equity Select	63,698,239	6,552,853	3,772,212	2,780,641
Global Listed Infrastructure	5,678,593,930	160,481,505	543,389,888	(382,908,383)
Global Realty Equity	4,321,682	—	—	—
Global Strategic Equity	2,615,149	226,306	193,460	32,846
International Compounders	129,053	45	340	(295)
International Equity Advantage	2,421,243	76,979	310,054	(233,075)
International Equity Concentrated	56,709,340	857,182	7,440,557	(6,583,375)
International Equity	2,501,553,947	141,249,175	206,512,965	(65,263,790)
International Equity Select	84,177,150	1,894,351	8,099,371	(6,205,020)
International Equity Value	24,498,767	398,804	2,021,402	(1,622,598)
International Small Cap Equity	61,909,332	3,024,154	10,074,825	(7,050,671)
International Strategic Equity	5,576,739,716	411,145,862	442,871,437	(31,725,575)
Managed Equity Volatility	22,398,750	451,946	1,621,719	(1,169,773)
US Equity Concentrated	1,121,031,860	76,510,274	105,428,635	(28,918,361)
US Equity Select	68,697,640	7,492,407	4,303,937	3,188,470
US Realty Equity	60,185,444	2,940,732	3,823,294	(882,562)
US Small-Mid Cap Equity	136,966,384	6,767,141	17,259,699	(10,492,558)

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Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that the Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Global Listed Infrastructure, International Small Cap Equity, International Strategic Equity, US Equity Concentrated, US Equity Select and US Small-Mid Cap Equity Portfolios intend, on their 2018 tax returns, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolios’ undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolios would otherwise be required to distribute as dividends to shareholders in order for the Portfolios to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolios’ shares, the total return on a shareholder’s investment is not affected by the Portfolios’ use of equalization.

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REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, expiring capital loss carryovers, certain expenses, foreign capital gains taxes, distributions in excess of current earnings, equalization, non-REIT non-taxable dividend adjustment to income, distributions redesignations, adjustments in relation to merger, return of capital distributions and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Developing Markets Equity	$(3,101)	$3,101
Emerging Markets Equity Advantage	(5,633)	5,633
Emerging Markets Equity Blend	(64,378)	64,378
Equity Franchise	(58)	58
Global Equity Select	(55,707)	55,707
Global Listed Infrastructure	26,353,123	(26,353,123)
Global Realty Equity	(276,438)	276,438
International Equity Advantage	(35)	35
International Equity Concentrated	(5,112)	5,112
International Equity Select	(1,173,332)	1,173,332
International Equity Value	(210)	210
International Small Cap Equity	535,986	(535,986)
International Strategic Equity	49,054,329	(49,054,329)
US Equity Concentrated	8,099,080	(8,099,080)
US Equity Select	6,708	(6,708)
US Realty Equity	229,043	(229,043)
US Small-Mid Cap Equity	1,658,825	(1,658,825)

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In October 2018, the US Securities and Exchange Commission (the “SEC”) adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). The Fund adopted these amendments and such changes are reflected in these financial statements.

Under these amendments, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Portfolio’s undistributed net investment income within a Portfolio’s Statement of Changes in Net Assets. The presentation within the Portfolios’ Statement of Changes in Net Assets for the year ended December 31, 2017 also has been modified accordingly.

Below is the characterization of the Portfolio distributions and undistributed (distributions in excess of) net investment income (loss) for the year ended December 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the December 31, 2017 Annual Report:

From net investment income	Institutional Shares	Open Shares	R6 Shares

Developing Markets Equity	$545,028	$—	$—
Emerging Markets Core Equity	1,586,481	6,719	—
Emerging Markets Equity Advantage	45,503	2,873	—
Emerging Markets Equity Blend	3,582,638	54,048	—
Emerging Markets Equity	226,996,334	25,915,499	7,709,553
Equity Franchise	14,403	211	—
Global Equity Select	405,342	3,136	—
Global Listed Infrastructure	75,970,334	11,527,674	—
Global Realty Equity	111,094	36,021	—
Global Strategic Equity	97,947	2,039	—
International Equity Advantage	48,334	1,892	—
International Equity Concentrated	638,073	1,420	—
International Equity	37,101,517	6,787,026	9,812,446
International Equity Select	326,389	10,427	—
International Strategic Equity	76,161,214	12,527,283	1,402,962

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From net investment income	Institutional Shares	Open Shares	R6 Shares

Managed Equity Volatility	$57,012	$3,398	$—
US Equity Concentrated	13,325,910	524,372	3,047
US Equity Select	1,164,831	13,451	177,827
US Realty Equity	336,557	725,168	—
US Small-Mid Cap Equity	929,922	68,349	—

From net realized gains	Institutional Shares	Open Shares	R6 Shares

Emerging Markets Equity Advantage	$2,064	$130	$—
Equity Franchise	9,517	183	—
Global Equity Select	1,601,433	20,890	—
Global Listed Infrastructure	231,436,916	31,852,693	—
Global Realty Equity	56,514	20,280	—
Global Strategic Equity	2,232,754	115,380	—
Managed Equity Volatility	106,249	8,094	—
US Equity Concentrated	84,772,608	4,925,727	19,848
US Equity Select	5,946,380	83,683	910,164
US Realty Equity	1,528,874	3,951,112	—
US Small-Mid Cap Equity	19,496,066	3,090,224	—

Undistributed (Distributions in excess of) net investment income (loss)	Amount

Developing Markets Equity	$(267,663)
Emerging Markets Core Equity	(20,535)
Emerging Markets Equity Advantage	(4,234)
Emerging Markets Equity Blend	(704,294)
Emerging Markets Equity	33,735,126
Equity Franchise	(907)
Global Equity Select	(159,545)
Global Listed Infrastructure	(39,276,021)
Global Realty Equity	21,049
Global Strategic Equity	(36,625)
International Equity Advantage	(3,505)
International Equity Concentrated	(37,517)
International Equity	12,884,788
International Equity Select	572,890
International Small Cap Equity	560,590
International Strategic Equity	(9,161,873)
Managed Equity Volatility	(844)
US Equity Concentrated	29,110
US Equity Select	—
US Realty Equity	—
US Small-Mid Cap Equity	(191,969)

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The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2018	2017	2018	2017

Developing Markets Equity	$1,841,559	$545,028	$—	$—
Emerging Markets Core Equity	3,790,442	1,593,200	—	—
Emerging Markets Equity Advantage*	78,382	48,376	488	—
Emerging Markets Equity Blend	5,413,386	3,636,686	—	—
Emerging Markets Equity	185,398,646	260,621,386	—	—
Equity Franchise	809,383	24,314	48,488	—
Global Equity Select	670,326	444,442	1,373,108	1,586,359
Global Listed Infrastructure	273,617,078	88,165,301	412,876,525	262,622,316
Global Realty Equity	76,431	147,115	25,673	76,794
Global Strategic Equity	223,006	939,034	430,715	1,509,086
International Equity Advantage	78,886	50,226	27,980	—
International Equity Concentrated	1,942,491	639,493	460,712	—
International Equity	63,804,495	53,700,989	123,957,950	—
International Equity Select	1,887,553	336,816	37,977	—
International Equity Value	26,215	N/A	—	N/A
International Small Cap Equity	1,519,694	—	1,000,024	—
International Strategic Equity	80,890,347	90,091,459	386,368,003	—
Managed Equity Volatility	360,900	101,419	24,702	73,334
US Equity Concentrated	42,768,127	13,853,329	89,877,722	89,718,183
US Equity Select	1,529,090	2,270,214	9,619,133	6,026,122
US Realty Equity	827,749	1,164,385	1,584,317	5,377,326
US Small-Mid Cap Equity	5,545,244	6,630,713	14,372,817	16,953,848

*	Emerging Markets Equity Advantage and Global Equity Select Portfolios had return of capital distributions of $5,637 and $55,706 in 2018 and $2,194 and $0 in 2017, respectively.

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At December 31, 2018, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Developing Markets Equity	$692,659	$(123,807,891)	$(10,246,469)
Emerging Markets Core Equity	3,518	(2,480,814)	(11,037,796)
Emerging Markets Equity Advantage	—	(66,380)	121,510
Emerging Markets Equity Blend	—	(50,171,129)	(34,282,897)
Emerging Markets Equity	76,104,267	(771,971,997)	(315,639,811)
Equity Franchise	108,966	—	(1,203,697)
Global Equity Select	—	(330,136)	2,768,617
Global Listed Infrastructure	73,480,874	(5,706,036)	(382,935,882)
Global Strategic Equity	—	16,223	(51)
International Compounders	—	—	(295)
International Equity Advantage	—	(30,911)	(233,113)
International Equity Concentrated	(313)	(1,810,394)	(6,618,882)
International Equity	10,632,736	(41,680,902)	(65,224,805)
International Equity Select	—	(373,298)	(6,207,929)
International Equity Value	(1,770)	(525,300)	(1,628,991)
International Small Cap Equity	233,994	1,291,846	(7,051,382)
International Strategic Equity	10,110,720	(1,231,230)	(31,769,311)
Managed Equity Volatility	5,507	(261,488)	(1,169,993)
US Equity Concentrated	—	(14,024,506)	(28,921,290)
US Equity Select	—	(228,014)	3,188,470
US Realty Equity	—	1,320,824	(882,561)
US Small-Mid Cap Equity	—	(1,910,623)	(10,492,558)

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Com-

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plex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

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3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Developing Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Equity	1.00
Equity Franchise	0.80
Global Equity Select	0.80
Global Listed Infrastructure	0.90
Global Realty Equity (a)	0.80
Global Strategic Equity (a)	0.75
International Compounders	0.75
International Equity Advantage	0.65
International Equity Concentrated (a)	0.80
International Equity	0.75
International Equity Select	0.75
International Equity Value	0.80
International Small Cap Equity	0.75
International Strategic Equity	0.75
Managed Equity Volatility	0.60
US Equity Concentrated	0.70
US Equity Select (a)	0.65
US Realty Equity	0.75
US Small-Mid Cap Equity	0.75

(a)	From January 1, 2018 to June 26, 2018, percentages were 0.85%, 0.85%, 0.90% and 0.70% for Global Realty Equity, Global Strategic Equity, International Equity Concentrated and US Equity Select Portfolios, respectively.

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The Investment Manager has voluntarily agreed, until May 1 of the year shown below (except as noted), to waive its fees and, if necessary, reimburse the Portfolios if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

Developing Markets Equity	1.25%	1.55%	N/A	2019	(a)
Emerging Markets Core Equity	1.25	1.55	1.20%	2019	(b)
Emerging Markets Equity Advantage	1.10	1.40	N/A	2019
Emerging Markets Equity Blend	1.25	1.55	N/A	2019	(a)
Emerging Markets Equity	1.20	1.50	1.15	2019	(b)
Equity Franchise	0.95	1.20	N/A	2019	(c)
Global Equity Select	1.05	1.35	N/A	2019
Global Listed Infrastructure	1.20	1.50	N/A	2028	(d)
Global Realty Equity	0.95	1.25	N/A	2019	(e)
Global Strategic Equity	1.00	1.30	N/A	2019	(f)
International Compounders	0.85	1.10	N/A	2020	(g)
International Equity Advantage	0.90	1.20	N/A	2019
International Equity Concentrated	0.95	1.25	N/A	2019	(h)
International Equity	0.85	1.15	0.80	2019
International Equity Select	1.05	1.35	N/A	2028	(i)
International Equity Value	0.95	1.20	N/A	2020	(j)
International Small Cap Equity	1.13	1.43	N/A	2019
International Strategic Equity	1.05	1.35	1.00	2019	(k)
Managed Equity Volatility	0.75	1.05	N/A	2019
US Equity Concentrated	0.90	1.20	0.85	2028	(l)
US Equity Select	0.75	1.05	0.75	2019
US Realty Equity	1.00	1.30	N/A	2028	(m)
US Small-Mid Cap Equity	1.15	1.45	N/A	2019

(a)	From January 1, 2018 to June 26, 2018, percentages were 1.30% and 1.60%, respectively.
(b)	From January 1, 2018 to June 26, 2018, percentages were 1.30%, 1.60% and 1.25%, respectively.
(c)	Agreement is until September 29, 2019.

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(d)	Agreement is through May 1, 2028. From January 1, 2018 to June 26, 2018, percentages were 1.30% and 1.60%, respectively.
(e)	From January 1, 2018 to June 26, 2018, percentages were 1.00% and 1.30%, respectively.
(f)	From January 1, 2018 to June 26, 2018, percentages were 1.10% and 1.40%, respectively.
(g)	Agreement is until December 31, 2020.
(h)	From January 1, 2018 to June 26, 2018, percentages were 1.05% and 1.35%, respectively.
(i)	Agreement extends, from May 1, 2019 through May 1, 2028, at levels of 1.15% and 1.45%, respectively.
(j)	Agreement is until October 31, 2020.
(k)	From January 1, 2018 to June 26, 2018, percentages were 1.15%,1.45% and 1.10%, respectively.
(l)	Agreement extends, from May 1, 2019 through May 1, 2028, at levels of 1.10%, 1.40% and 1.05%, respectively. From January 1, 2018 to June 26, 2018, percentages were 0.95%, 1.25% and 0.90%, respectively.
(m)	Agreement is through May 1, 2028.

In addition, until May 1, 2019, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2018, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Core Equity	$—	$—	$—	$8,598
Emerging Markets Equity Advantage	32,459	139,163	4,072	27,979
Emerging Markets Equity Blend	—	—	—	215
Equity Franchise	63,402	129,223	1,424	11,524
Global Equity Select	22,052	—	6,345	5,163
Global Realty Equity	30,124	82,663	10,402	35,742
Global Strategic Equity	22,078	126,092	1,177	17,527
International Compounders	—	12,595	—	4
International Equity Advantage	15,698	146,029	723	17,602
International Equity Concentrated	88,657	—	2,482	9,239
International Equity Select	2,232	—	10,310	—
International Equity Value	31,986	17,982	72	609
Managed Equity Volatility	112,819	54,767	1,876	13,174
US Equity Select	123,978	—	6,707	6,026
US Realty Equity	—	13,590	—	—

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	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Emerging Markets Core Equity	$—	$13,247
Emerging Markets Equity	—	440
International Equity	—	15,452
International Strategic Equity	—	19,420
US Equity Concentrated	—	11,740
US Equity Select	28,151	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial

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institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. During the year ended December 31, 2018, DST waived $6,127 and $6,104 of its fees for the Emerging Markets Core Equity and Equity Franchise Portfolios, respectively.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. Effective January 1, 2019, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director, and (3) an additional annual fee of $23,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

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5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

Portfolio	Purchases	Sales

Developing Markets Equity	$177,700,859	$169,574,605
Emerging Markets Core Equity	113,849,161	77,995,241
Emerging Markets Equity Advantage	2,561,880	2,965,701
Emerging Markets Equity Blend	216,665,383	214,528,746
Emerging Markets Equity	1,731,497,590	3,525,653,805
Equity Franchise	11,008,557	7,442,807
Global Equity Select	33,332,911	21,713,807
Global Listed Infrastructure	3,200,079,865	2,444,124,959
Global Realty Equity	4,120,908	8,414,448
Global Strategic Equity	1,307,815	1,352,991
International Compounders	129,053	—
International Equity Advantage	1,880,950	1,830,773
International Equity Concentrated	51,562,006	57,125,321
International Equity	1,142,741,224	2,049,381,690
International Equity Select	55,147,627	23,406,231
International Equity Value	30,986,861	8,225,492
International Small Cap Equity	43,271,305	49,651,333
International Strategic Equity	2,545,379,330	3,336,846,197
Managed Equity Volatility	40,112,034	22,157,200
US Equity Concentrated	981,804,188	1,277,330,112
US Equity Select	50,477,440	59,266,973
US Realty Equity	31,284,418	51,587,665
US Small-Mid Cap Equity	144,795,475	194,257,304

For the year ended December 31, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2018, the Investment Manager owned 62.64%, 57.98%, 92.55%, 100.00% and 89.90% of the outstanding shares of the Emerging Markets Equity Advantage, Equity Franchise, Global Strategic Equity, International Compounders and International Equity Advantage Portfolios, respectively.

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Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for the Emerging Markets Equity Portfolio for the year ended December 31, 2018 were as follows:

Non-Controlled Affiliates	Number of Shares Held at December 31, 2017	Gross Additions	Gross Reductions	Number of Shares Held at December 31, 2018

Imperial Logistics, Ltd.	8,640,318	—	(1,448,844)	7,191,474
Weichai Power Co., Ltd., Class H	142,098,288	—	(23,828,000)	118,270,288

Non-Controlled Affiliates	Fair Value at December 31, 2018	Investment Income	Realized Gain (Loss)

Imperial Logistics, Ltd.	$34,041,858	$3,772,317	$(11,620,614)
Weichai Power Co., Ltd., Class H	134,116,483	7,640,978	(5,622,191)
Total Affiliated Securities (Fair Value is 1.91% of Net Assets)	$168,158,341	$11,413,295	$(17,242,805)

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2018, the following Portfolios had borrowings under the Agreement as follows:

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Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Developing Markets Equity	$1,581,500	$4,980,000	3.23%	10
Emerging Markets Core Equity	7,581,153	20,600,000	3.16	6
Emerging Markets Equity Advantage	47,143	77,000	2.62	7
Emerging Markets Equity	24,460,000	37,610,000	3.09	2
Equity Franchise	300,000	350,000	2.94	2
Global Listed Infrastructure	30,995,261	30,995,261	3.51	2
Global Realty Equity	80,000	80,000	2.90	4
Global Strategic Equity	22,556	111,000	2.57	9
International Equity Advantage	16,929	45,000	3.11	14
International Equity Concentrated	223,436	253,000	2.79	6
International Equity	8,038,480	15,900,000	3.37	3
International Equity Select	188,000	317,000	2.55	2
International Small Cap Equity	410,533	2,000,000	2.92	15
US Equity Concentrated	10,348,658	18,300,000	3.50	14
US Equity Select	239,000	450,000	2.97	5
US Realty Equity	234,188	2,190,000	3.11	32
US Small-Mid Cap Equity	900,000	900,000	3.40	3

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

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(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. For Portfolios other than the Global Listed Infrastructure Portfolio, the Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Infrastructure Companies Risk—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the

286  Annual Report

effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to: regulation by various government authorities, including rate regulation; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; general changes in market sentiment towards infrastructure and utilities assets; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; and technological innovations that may render existing plants, equipment or products obsolete.

(e) Realty Companies, Real Estate Investments and REITs Risk— Portfolios that invest in Realty Companies, Real Estate Investments and/or REITs could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of a Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITS are subject to similar risks as Real Estate Investments and Realty Companies. The risks related to investments in Real Estate Investments and Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions;

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adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(f) Non-Diversification Risk—A Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(g) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the

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exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in

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pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Developing Markets Equity Portfolio
Common Stocks*
Brazil	$1,247,418	$21,261,856	$—	$ 22,509,274
Canada	3,664,541	—	—	3,664,541
China	20,267,158	44,633,853	—	64,901,011
Colombia	4,288,041	—	—	4,288,041
Hong Kong	—	8,500,902	—	8,500,902
India	13,718,548	10,868,924	—	24,587,472
Indonesia	—	4,533,555	—	4,533,555
Mexico	1,920,094	—	—	1,920,094
Peru	6,085,950	—	—	6,085,950
Philippines	—	2,977,090	—	2,977,090
Portugal	—	3,359,794	—	3,359,794
Russia	4,344,137	7,766,754	—	12,110,891
South Africa	—	9,794,341	—	9,794,341
South Korea	—	19,731,054	—	19,731,054
Taiwan	3,398,595	16,842,784	—	20,241,379
United Kingdom	—	3,663,811	—	3,663,811
Preferred Stocks*
Brazil	4,102,233	—	—	4,102,233
Short-Term Investments	1,218,722	—	—	1,218,722
Total	$64,255,437	$153,934,718	$—	$218,190,155

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Emerging Markets Core Equity Portfolio
Common Stocks*
Argentina	$1,687,441	$—	$—	$ 1,687,441
Brazil	4,961,874	12,058,264	—	17,020,138
Canada	1,798,835	—	—	1,798,835
China	16,171,720	36,370,759	—	52,542,479
Colombia	2,011,680	—	—	2,011,680
Hong Kong	—	2,450,990	—	2,450,990
Hungary	—	2,212,180	—	2,212,180
India	9,566,513	13,221,612	—	22,788,125
Indonesia	1,883,451	2,994,917	—	4,878,368
Luxembourg	4,210,396	—	—	4,210,396
Mexico	6,771,483	—	—	6,771,483
Peru	2,582,456	—	—	2,582,456
Philippines	—	3,495,035	—	3,495,035
Portugal	—	2,238,786	—	2,238,786
Russia	588,355	13,145,584	—	13,733,939
South Africa	—	11,143,846	—	11,143,846
South Korea	—	25,325,336	—	25,325,336
Taiwan	13,465,606	8,705,574	—	22,171,180
Thailand	—	3,021,569	—	3,021,569
United Arab Emirates	—	826,480	—	826,480
United Kingdom	3,443,200	—	—	3,443,200
Preferred Stocks*
Brazil	2,199,477	—	—	2,199,477
Short-Term Investments	2,544,384	—	—	2,544,384
Total	$73,886,871	$137,210,932	$—	$211,097,803

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Emerging Markets Equity Advantage Portfolio
Common Stocks*
Brazil	$—	$173,837	$—	$ 173,837
Chile	23,421	—	—	23,421
China	160,902	852,823	—	1,013,725
Colombia	10,989	—	—	10,989
Egypt	12,952	—	—	12,952
Greece	—	6,558	—	6,558
Hong Kong	—	33,516	—	33,516
Hungary	—	39,145	—	39,145
India	156,262	76,569	—	232,831
Indonesia	—	72,552	—	72,552
Malaysia	—	83,932	—	83,932
Mexico	108,039	—	—	108,039
Peru	8,645	—	—	8,645
Philippines	—	44,280	—	44,280
Poland	—	48,761	—	48,761
Russia	5,586	155,297	—	160,883
Singapore	—	13,243	—	13,243
South Africa	4,698	140,789	—	145,487
South Korea	50,864	475,479	—	526,343
Taiwan	189,496	216,066	—	405,562
Thailand	10,557	86,224	—	96,781
Turkey	10,728	12,705	—	23,433
United States	14,317	—	—	14,317
Preferred Stocks*
Brazil	33,834	—	—	33,834
Short-Term Investments	67,762	—	—	67,762
Total	$869,052	$2,531,776	$—	$3,400,828

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Emerging Markets Equity Blend Portfolio
Common Stocks*
Argentina	$3,817,869	$—	$—	$ 3,817,869
Brazil	4,779,563	20,184,969	—	24,964,532
Canada	3,535,638	—	—	3,535,638
Chile	511,603	—	—	511,603
China	33,414,444	51,805,167	—	85,219,611
Colombia	4,442,155	—	—	4,442,155
Egypt	200,970	2,443,662	—	2,644,632
Estonia	—	292,663	—	292,663
Georgia	—	1,838,384	—	1,838,384
Greece	—	1,343,096	—	1,343,096
Hong Kong	—	11,969,603	—	11,969,603
Hungary	—	3,060,790	—	3,060,790
India	9,726,731	27,224,593	—	36,951,324
Indonesia	2,689,932	9,849,036	—	12,538,968
Kenya	—	565,299	—	565,299
Kuwait	—	842,098	—	842,098
Mexico	6,217,096	—	—	6,217,096
Morocco	—	221,791	—	221,791
Oman	—	821,031	—	821,031
Pakistan	—	623,417	—	623,417
Philippines	737,653	—	—	737,653
Poland	—	1,037,510	—	1,037,510
Russia	14,242,095	3,519,927	—	17,762,022
Singapore	—	1,270,601	—	1,270,601
South Africa	—	3,943,217	—	3,943,217
South Korea	—	34,005,217	—	34,005,217
Taiwan	3,134,359	19,644,528	—	22,778,887
Thailand	—	1,372,499	—	1,372,499
Turkey	2,271,284	—	—	2,271,284
Ukraine	—	692,104	—	692,104
Preferred Stocks*
Brazil	3,763,046	—	—	3,763,046
Warrants*
Brazil	37,437	—	—	37,437
Short-Term Investments	5,709,402	—	—	5,709,402
Total	$99,231,277	$198,571,202	$—	$297,802,479

294  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Emerging Markets Equity Portfolio
Common Stocks*
Argentina	$140,643,124	$—	$—	$ 140,643,124
Brazil	101,007,973	693,160,452	—	794,168,425
China	709,830,455	1,062,861,291	—	1,772,691,746
Egypt	—	82,193,853	—	82,193,853
Hong Kong	—	91,311,291	—	91,311,291
Hungary	—	183,217,110	—	183,217,110
India	74,719,167	724,491,320	—	799,210,487
Indonesia	144,005,865	374,782,611	—	518,788,476
Luxembourg	58,850,956	—	—	58,850,956
Malaysia	—	60,594,729	—	60,594,729
Mexico	278,212,861	—	—	278,212,861
Pakistan	—	102,889,175	—	102,889,175
Philippines	56,836,271	—	—	56,836,271
Russia	111,889,701	703,830,008	—	815,719,709
South Africa	43,991,077	807,195,285	—	851,186,362
South Korea	—	1,240,226,745	—	1,240,226,745
Taiwan	—	455,228,408	—	455,228,408
Thailand	—	141,559,204	—	141,559,204
Turkey	—	185,794,963	—	185,794,963
Short-Term Investments	209,726,438	—	—	209,726,438
Total	$1,929,713,888	$6,909,336,445	$—	$8,839,050,333

Equity Franchise Portfolio
Common Stocks*
Australia	$—	$291,396	$—	$ 291,396
Belgium	—	357,318	—	357,318
France	—	176,093	—	176,093
Germany	—	172,069	—	172,069
Italy	—	386,432	—	386,432
Luxembourg	—	525,103	—	525,103
United Kingdom	—	629,878	—	629,878
United States	5,779,487	—	—	5,779,487
Short-Term Investments	83,365	—	—	83,365
Total	$5,862,852	$2,538,289	$—	$ 8,401,141

Annual Report  295

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Global Equity Select Portfolio
Common Stocks*
Belgium	$—	$595,442	$—	$ 595,442
Canada	2,576,891	—	—	2,576,891
China	472,892	793,573	—	1,266,465
Finland	—	1,393,069	—	1,393,069
France	—	840,998	—	840,998
Germany	—	661,174	—	661,174
Hong Kong	—	2,047,843	—	2,047,843
India	550,781	—	—	550,781
Israel	—	726,128	—	726,128
Japan	—	4,326,213	—	4,326,213
Netherlands	—	1,586,644	—	1,586,644
Singapore	—	1,092,420	—	1,092,420
South Africa	—	1,029,999	—	1,029,999
Sweden	—	2,048,614	—	2,048,614
Switzerland	—	1,396,558	—	1,396,558
Taiwan	640,758	—	—	640,758
United Kingdom	883,071	7,085,371	—	7,968,442
United States	32,620,792	—	—	32,620,792
Short-Term Investments	3,109,649	—	—	3,109,649
Total	$40,854,834	$25,624,046	$—	$66,478,880

296  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$509,812,552	$—	$ 509,812,552
Canada	49,515,373	—	—	49,515,373
France	—	436,849,228	—	436,849,228
Germany	—	154,333,094	—	154,333,094
Italy	—	1,326,965,931	—	1,326,965,931
Luxembourg	—	303,400,711	—	303,400,711
Portugal	—	57,678,179	—	57,678,179
Spain	—	249,765,419	—	249,765,419
United Kingdom	—	881,321,692	—	881,321,692
United States	1,173,862,169	—	—	1,173,862,169
Short-Term Investments	152,170,295	—	—	152,170,295
Other Financial
Instruments†
Forward Currency Contracts	—	11,095,514	—	11,095,514
Total	$1,375,547,837	$3,931,222,320	$—	$5,306,770,157
Liabilities:
Other Financial
Instruments†
Forward Currency Contracts	$—	$(10,159,785)	$—	$ (10,159,785)

Global Realty Equity Portfolio
Short-Term Investments	$4,321,682	$—	$—	$ 4,321,682

Annual Report  297

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Global Strategic Equity Portfolio
Common Stocks*
Canada	$75,489	$—	$—	$ 75,489
China	47,838	39,639	—	87,477
Denmark	—	35,889	—	35,889
Finland	—	46,643	—	46,643
France	—	129,989	—	129,989
Hong Kong	—	78,936	—	78,936
India	41,520	—	—	41,520
Indonesia	—	4,101	—	4,101
Israel	—	40,850	—	40,850
Japan	—	85,035	—	85,035
Netherlands	—	38,906	—	38,906
New Zealand	—	34,621	—	34,621
South Africa	—	64,235	—	64,235
Switzerland	—	130,285	—	130,285
United Kingdom	—	245,758	—	245,758
United States	1,405,972	—	—	1,405,972
Short-Term Investments	102,289	—	—	102,289
Total	$1,673,108	$974,887	$—	$2,647,995

International Compounders Portfolio
Common Stocks*
Australia	$3,253	$—	$—	$ 3,253
Canada	20,197	—	—	20,197
China	8,052	3,964	—	12,016
Denmark	6,836	—	—	6,836
France	3,163	3,450	—	6,613
Germany	7,157	—	—	7,157
India	6,733	—	—	6,733
Israel	3,388	—	—	3,388
Japan	5,891	—	—	5,891
Netherlands	—	2,986	—	2,986
Norway	2,907	—	—	2,907
South Africa	—	8,446	—	8,446
Spain	—	2,498	—	2,498
Sweden	7,511	—	—	7,511
Taiwan	4,355	—	—	4,355
United Kingdom	6,387	13,652	—	20,039
United States	7,932	—	—	7,932
Total	$93,762	$34,996	$—	$ 128,758

298  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

International Equity Advantage Portfolio
Common Stocks*
Australia	$4,523	$145,880	$—	$ 150,403
Austria	—	5,098	—	5,098
Belgium	—	5,625	—	5,625
China	—	28,302	—	28,302
Denmark	—	23,227	—	23,227
Finland	—	10,916	—	10,916
France	7,291	233,525	—	240,816
Germany	—	155,615	—	155,615
Hong Kong	—	78,918	—	78,918
Israel	1,968	3,301	—	5,269
Italy	—	82,288	—	82,288
Japan	30,019	513,450	—	543,469
Macau	—	5,164	—	5,164
Netherlands	—	129,052	—	129,052
New Zealand	—	5,517	—	5,517
Norway	—	53,652	—	53,652
Russia	—	10,290	—	10,290
South Africa	—	2,152	—	2,152
Spain	—	54,565	—	54,565
Sweden	—	25,568	—	25,568
Switzerland	—	209,660	—	209,660
United Kingdom	—	356,400	—	356,400
United States	6,202	—	—	6,202
Total	$50,003	$2,138,165	$—	$ 2,188,168

International Equity Concentrated Portfolio
Common Stocks*
Australia	$—	$1,345,448	$—	$ 1,345,448
Belgium	—	1,968,062	—	1,968,062
Canada	7,374,570	—	—	7,374,570
China	—	3,207,511	—	3,207,511
France	—	3,783,452	—	3,783,452
Germany	—	2,773,831	—	2,773,831
Hong Kong	—	2,411,458	—	2,411,458
Japan	—	6,907,803	—	6,907,803
Netherlands	—	2,641,167	—	2,641,167
South Korea	—	1,045,840	—	1,045,840
United Kingdom	—	8,403,331	—	8,403,331
United States	4,973,798	—	—	4,973,798
Preferred Stocks*
Germany	—	2,544,544	—	2,544,544
Short-Term Investments	745,150	—	—	745,150
Total	$13,093,518	$37,032,447	$—	$50,125,965

Annual Report  299

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

International Equity Portfolio
Common Stocks*
Australia	$—	$47,999,922	$—	$ 47,999,922
Belgium	—	44,345,435	—	44,345,435
Canada	149,160,154	—	—	149,160,154
Denmark	—	34,412,326	—	34,412,326
Finland	—	70,483,532	—	70,483,532
France	—	271,687,310	—	271,687,310
Germany	—	90,549,352	—	90,549,352
Hong Kong	—	22,446,326	—	22,446,326
India	34,489,302	—	—	34,489,302
Ireland	33,118,810	—	—	33,118,810
Israel	—	18,782,617	—	18,782,617
Japan	—	315,660,601	—	315,660,601
Netherlands	—	167,658,691	—	167,658,691
Norway	—	78,758,287	—	78,758,287
Singapore	—	65,222,226	—	65,222,226
South Korea	—	17,397,356	—	17,397,356
Spain	—	43,552,157	—	43,552,157
Sweden	—	81,609,073	—	81,609,073
Switzerland	—	180,940,422	—	180,940,422
United Kingdom	—	374,956,433	—	374,956,433
United States	133,625,684	—	—	133,625,684
Preferred Stocks*
Germany	—	45,723,664	—	45,723,664
Short-Term Investments	113,486,251	—	—	113,486,251
Total	$463,880,201	$1,972,185,730	$—	$2,436,065,931

300  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

International Equity Select Portfolio
Common Stocks*
Australia	$—	$1,821,453	$—	$ 1,821,453
Belgium	—	1,329,999	—	1,329,999
Brazil	—	1,846,851	—	1,846,851
Canada	4,643,338	—	—	4,643,338
China	646,454	3,788,432	—	4,434,886
Denmark	—	1,475,021	—	1,475,021
Finland	—	2,535,362	—	2,535,362
France	—	5,814,891	—	5,814,891
Germany	—	2,192,011	—	2,192,011
India	1,627,518	—	—	1,627,518
Indonesia	711,811	—	—	711,811
Ireland	884,402	—	—	884,402
Japan	—	6,760,144	—	6,760,144
Netherlands	—	4,989,063	—	4,989,063
Norway	—	2,231,113	—	2,231,113
Russia	830,209	—	—	830,209
Singapore	—	1,461,676	—	1,461,676
South Africa	—	1,586,030	—	1,586,030
South Korea	—	533,265	—	533,265
Spain	—	1,519,174	—	1,519,174
Sweden	—	1,612,389	—	1,612,389
Switzerland	—	5,282,300	—	5,282,300
Taiwan	—	1,493,531	—	1,493,531
Thailand	—	570,121	—	570,121
United Kingdom	—	6,841,050	—	6,841,050
United States	5,816,357	—	—	5,816,357
Preferred Stocks*
Germany	—	1,419,948	—	1,419,948
Short-Term Investments	5,712,559	—	—	5,712,559
Total	$20,872,648	$57,103,824	$—	$77,976,472

Annual Report  301

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

International Equity Value Portfolio
Common Stocks*
Canada	$1,373,113	$526,362	$—	$ 1,899,475
China	—	779,263	—	779,263
France	—	1,387,739	—	1,387,739
Germany	—	1,453,435	—	1,453,435
India	1,025,913	—	—	1,025,913
Ireland	109,222	—	—	109,222
Italy	—	816,277	—	816,277
Japan	—	2,809,042	—	2,809,042
Netherlands	—	1,618,067	—	1,618,067
South Korea	—	894,995	—	894,995
Switzerland	—	1,668,250	—	1,668,250
United Kingdom	—	4,089,059	—	4,089,059
United States	947,615	—	—	947,615
Preferred Stocks*
Germany	—	1,127,938	—	1,127,938
Short-Term Investments	2,249,879	—	—	2,249,879
Total	$5,705,742	$17,170,427	$—	$22,876,169

International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$1,706,899	$—	$ 1,706,899
Belgium	—	2,083,603	—	2,083,603
Brazil	—	553,827	—	553,827
Canada	2,536,358	—	—	2,536,358
China	—	742,196	—	742,196
Denmark	—	839,400	—	839,400
Finland	—	700,928	—	700,928
France	—	1,316,546	—	1,316,546
Germany	—	5,836,902	—	5,836,902
Hong Kong	—	1,267,927	—	1,267,927
India	—	485,776	—	485,776
Ireland	—	1,804,855	—	1,804,855
Italy	—	1,800,672	—	1,800,672
Japan	478,719	13,556,686	—	14,035,405
Jersey	—	933,408	—	933,408
Luxembourg	412,064	647,746	—	1,059,810
Netherlands	—	1,292,503	—	1,292,503
Singapore	—	456,429	—	456,429
Sweden	—	3,308,554	—	3,308,554
Switzerland	—	681,062	—	681,062
Taiwan	—	182,242	—	182,242
United Kingdom	—	9,537,642	—	9,537,642
United States	355,573	489,521	—	845,094
Short-Term Investments	850,623	—	—	850,623
Total	$4,633,337	$50,225,324	$—	$54,858,661

302  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

International Strategic Equity Portfolio
Common Stocks*
Canada	$495,045,729	$—	$—	$ 495,045,729
China	74,215,181	152,609,790	—	226,824,971
Denmark	—	163,696,852	—	163,696,852
Finland	—	163,703,123	—	163,703,123
France	—	444,871,562	—	444,871,562
Germany	—	23,266,046	—	23,266,046
Hong Kong	—	108,216,427	—	108,216,427
India	38,559,717	67,981,242	—	106,540,959
Ireland	43,266,283	35,575,584	—	78,841,867
Israel	—	39,089,319	—	39,089,319
Japan	—	716,309,371	—	716,309,371
Netherlands	—	246,082,932	—	246,082,932
New Zealand	—	39,607,077	—	39,607,077
Norway	—	87,275,424	—	87,275,424
Philippines	—	45,061,486	—	45,061,486
Singapore	—	120,166,681	—	120,166,681
Spain	—	130,689,272	—	130,689,272
Sweden	—	170,596,997	—	170,596,997
Switzerland	—	310,273,891	—	310,273,891
United Kingdom	—	1,138,875,172	—	1,138,875,172
United States	431,580,241	—	—	431,580,241
Preferred Stocks*
Germany	—	144,030,123	—	144,030,123
Short-Term Investments	114,430,082	—	—	114,430,082
Total	$1,197,097,233	$4,347,978,371	$—	$5,545,075,604

Annual Report  303

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$788,218	$—	$ 788,218
Belgium	—	155,549	—	155,549
Canada	1,428,925	—	—	1,428,925
China	—	53,186	—	53,186
Denmark	—	89,658	—	89,658
France	54,763	303,344	—	358,107
Germany	—	344,800	—	344,800
Hong Kong	—	371,534	—	371,534
Israel	—	324,468	—	324,468
Italy	—	351,848	—	351,848
Japan	—	1,630,083	—	1,630,083
Malta	—	40,370	—	40,370
Netherlands	—	216,818	—	216,818
New Zealand	—	48,527	—	48,527
Norway	—	567,589	—	567,589
Portugal	—	46,666	—	46,666
Singapore	—	156,890	—	156,890
Spain	—	70,696	—	70,696
Sweden	—	64,405	—	64,405
Switzerland	—	462,500	—	462,500
United Kingdom	—	1,323,480	—	1,323,480
United States	11,387,012	44,513	—	11,431,525
Short-Term Investments	903,136	—	—	903,136
Total	$13,773,836	$7,455,142	$—	$ 21,228,978
US Equity Concentrated Portfolio
Common Stocks*	$1,062,366,873	$—	$—	$1,062,366,873
Short-Term Investments	29,746,626	—	—	29,746,626
Total	$1,092,113,499	$—	$—	$1,092,113,499
US Equity Select Portfolio
Common Stocks*	$71,627,460	$—	$—	$ 71,627,460
Short-Term Investments	258,650	—	—	258,650
Total	$71,886,110	$—	$—	$ 71,886,110
US Realty Equity Portfolio
Common Stocks*	$1,962,509	$—	$—	$ 1,962,509
Real Estate Investment Trusts*	57,340,373	—	—	57,340,373
Total	$59,302,882	$—	$—	$ 59,302,882
US Small-Mid Cap Equity Portfolio
Common Stocks*	$126,473,826	$—	$—	$ 126,473,826

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

304  Annual Report

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

10. Derivative Instruments

The Global Listed Infrastructure Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the year ended December 31, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$138,800,000	*
Average amounts sold	4,047,900,000

*	Represents average monthly notional exposure for the seven months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

Assets – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized appreciation on forward currency contracts	$11,095,514

Liabilities – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized depreciation on forward currency contracts	$10,159,785

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was:

Net Realized Gain (Loss) from:	Total

Forward currency contracts	$233,725,528

Net Change in Unrealized Appreciation (Depreciation) on:	Total

Forward currency contracts	$55,621,091

Annual Report  305

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2018.

As of December 31, 2018, the Global Listed Infrastructure Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2018:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$11,095,514	$—	$11,095,514

		Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

BNP Paribas SA	$2,471,533	$(1,218,111)	$—	$1,253,422
Citibank NA	1,391,055	(1,391,055)	—	—
HSBC Bank USA NA	2,123,241	(1,469,176)	—	654,065
Royal Bank of Canada	1,595,543	(1,595,543)	—	—
Standard Chartered Bank	1,847,746	—	—	1,847,746
State Street Bank and Trust Co.	1,666,396	(1,507,054)	—	159,342
Total	$11,095,514	$(7,180,939)	$—	$3,914,575

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$10,159,785	$—	$10,159,785

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		Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

BNP Paribas SA	$1,218,111	$(1,218,111)	$—	$—
Canadian Imperial Bank of Commerce	1,962,346	—	—	1,962,346
Citibank NA	1,538,468	(1,391,055)	—	147,413
HSBC Bank USA NA	1,469,176	(1,469,176)	—	—
Royal Bank of Canada	1,751,109	(1,595,543)	—	155,566
State Street Bank and Trust Co.	1,507,054	(1,507,054)	—	—
The Bank of New York Mellon Corp.	713,521	—	—	713,521
Total	$10,159,785	$(7,180,939)	$—	$2,978,846

11. Reorganization

At a meeting held on February 28, 2018, the Board approved merging US Realty Income Portfolio into US Realty Equity Portfolio in a tax-free reorganization (the “Reorganization”). The Reorganization was approved by the shareholders of US Realty Income Portfolio and was completed on August 17, 2018.

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation (depreciation), undistributed net investment income and accumulated net realized gain (loss), before and after the Reorganization.

	Before Reorganization		After Reorganization
	US Realty Income Portfolio	US Realty Equity Portfolio	US Realty Equity Portfolio

Net Assets:
Institutional Shares	$10,788,800	$10,639,008	$21,427,808
Open Shares	11,850,795	41,259,980	53,110,775
Total	$22,639,595	$51,898,988	$74,538,583
Shares Outstanding:
Institutional Shares	1,490,660	554,619	1,117,045
Open Shares	1,641,373	2,145,028	2,761,127
Net unrealized appreciation (depreciation)	1,004,535	7,331,350	8,335,885
Undistributed net investment income	5,823,807	2,692,148	2,692,148
Accumulated net realized gain (loss)	(21,283,500)	(1,558,647)	(1,558,647)

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Assuming the acquisition of US Realty Income Portfolio had been completed on January 1, 2018, the beginning of the annual reporting period, US Realty Equity Portfolio’s pro forma results of operations for the year ended December 31, 2018, are as follows:

Amount

Net investment income	$1,721,952
Net loss on investments	(193,510)
Net increase in net assets resulting from operations	$1,528,442

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of US Realty Income Portfolio that have been included in US Realty Equity Portfolio’s Statement of Operations since August 17, 2018.

For financial reporting purposes, assets received and shares issued by US Realty Equity Portfolio were recorded at fair value; however, the cost basis of the investments received from US Realty Income Portfolio, in the amount of $21,633,766, was carried forward to align ongoing reporting of US Realty Equity Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. US Realty Equity Portfolio acquired capital loss carryovers of $17,542,485, of which, $3,503,021 are short-term and $14,039,464 are long-term. These losses are not subject to expiration, but they may be subject to future annual limitations.

12. Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU apply to all entities that are required, under existing GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has evaluated the impact of the amend-

308  Annual Report

ments and has elected to adopt these amendments and incorporate the changes in the current financial statements.

13. Subsequent Events

Global Realty Equity Portfolio was liquidated on December 31, 2018. A liquidation payment of Global Realty Equity Portfolio’s net assets was distributed to shareholders subsequent to liquidation.

Management has evaluated subsequent events affecting the Portfolios through the issuance of the financial statements and has determined that, aside from items previously disclosed, there were no subsequent events that required adjustment or disclosure.

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The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Compounders Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Value Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Select Portfolio, Lazard US Realty Equity Portfolio, and Lazard US Small-Mid Cap Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Compounders Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Value Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Select Portfolio (formerly Lazard US Strategic Equity Portfolio), Lazard US Realty Equity Portfolio, and Lazard US Small-Mid Cap Equity Portfolio (collectively the “Portfolios”), twenty-three of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December

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31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Portfolios except for Lazard International Compounders Portfolio, Lazard International Equity Value Portfolio, Lazard Equity Franchise Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard International Equity Advantage Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Global Strategic Equity Portfolio, and Lazard International Equity Concentrated Portfolio which are indicated in the table below, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios listed above constituting the Fund, as of December 31, 2018, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

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Portfolio Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Lazard International Compounders Portfolio	As of and for the period ended December 31, 2018 (commencement of operations)
Lazard International Equity Value Portfolio	As of and for the period from October 31, 2018 (commencement of operations) through December 31, 2018
Lazard Equity Franchise Portfolio	For the year ended December 31, 2018	For the year ended December 31, 2018 and for the period from September 29, 2017 (commencement of operations) through December 31, 2017
Lazard Emerging Markets Equity Advantage Portfolio Lazard International Equity Advantage Portfolio Lazard Managed Equity Volatility Portfolio	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017 and 2016 and for the period from May 29, 2015 (commencement of operations) through December 31, 2015
Lazard Global Strategic Equity Portfolio Lazard International Equity Concentrated Portfolio	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016 and 2015 and for the period from August 29, 2014 (commencement of operations) through December 31, 2014

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not

312  Annual Report

required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 26, 2019

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Annual Report  313

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – 2016, 2019)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2019, 39 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report  315

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (1984)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (1958)	Treasurer (May 2003)	Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)

Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)), of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

316  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2018

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2018:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Developing Markets Equity	94.62%
Emerging Markets Core Equity	100.00
Emerging Markets Equity Advantage	100.00
Emerging Markets Equity Blend	100.00
Emerging Markets Equity	100.00
Equity Franchise	30.88
Global Equity Select	100.00
Global Listed Infrastructure	100.00
Global Strategic Equity	6.59
International Equity Advantage	92.56
International Compounders	—
International Equity Concentrated	100.00
International Equity	100.00
International Equity Select	100.00
International Equity Value	100.00
International Small Cap Equity	8.38
International Strategic Equity	100.00
Managed Equity Volatility	94.84
US Equity Concentrated	86.84
US Equity Select	58.32
US Realty Equity	2.16
US Small-Mid Cap Equity	29.68

Annual Report  317

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Developing Markets Equity	—%
Emerging Markets Core Equity	—
Emerging Markets Equity Advantage	0.16
Emerging Markets Equity Blend	—
Emerging Markets Equity	—
Equity Franchise	9.20
Global Equity Select	55.40
Global Listed Infrastructure	5.12
Global Realty Equity	0.52
Global Strategic Equity	14.24
International Compounders	—
International Equity Advantage	—
International Equity Concentrated	—
International Equity	—
International Equity Select	—
International Equity Value	—
International Small Cap Equity	—
International Strategic Equity	—
Managed Equity Volatility	47.91
US Equity Concentrated	75.68
US Equity Select	92.10
US Realty Equity	2.62
US Small-Mid Cap Equity	37.99

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

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The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Consideration of New Management Agreements

Lazard International Equity Value Portfolio

At a meeting of the Board held on August 21, 2018 the Board considered the approval of the Management Agreement between the Fund, on behalf of the Lazard International Equity Value Portfolio (the “International Equity Value Portfolio”), and the Investment Manager (the “International Equity Value Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting (which also incorporated information provided previously in connection with the renewal of the Management Agreement for other Fund Portfolios) addressing, among other matters, the nature, extent and quality of services that the Investment Manager would provide to the International Equity Value Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds Complex of 41 active funds comprises approximately $32 billion of the approximately $240 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2018).

Annual Report  319

The Board also received a presentation on the International Equity Value Portfolio from members of the International Equity Value Portfolio’s proposed portfolio management team, including the strategies to be employed for the International Equity Value Portfolio and information about the International Equity Value Portfolio’s management team, including professional biographies.

The Board considered the various services to be provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. Representatives of the Investment Manager stated that the Investment Manager believes that the International Equity Value Portfolio and its shareholders will be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; and marketing and shareholder servicing activities on behalf of the Fund’s Portfolios, which would include the International Equity Value Portfolio. The Board accepted management’s assertion that the International Equity Value Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager and that such services and infrastructure would be greater than those typically provided to a $32 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratios of the International Equity Value Portfolio to those of a group of comparison funds selected by Strategic Insight (each, a “Group”). Representatives of the Invest-

320  Annual Report

ment Manager discussed with the Board the methodology used by Strategic Insight in constructing comparison Groups, noting the limitations of the process.

Advisory Fee and Expense Ratios. The Board discussed the proposed management fee to be paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratios (as limited by the Investment Manager (“net”)) for the International Equity Value Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for the International Equity Value Portfolio to its respective Groups.1 The proposed contractual advisory fee and net expense ratios for the International Equity Value Portfolio were at and below the medians of the Group, respectively, for Institutional Shares and below the medians of the Group for Open Shares.

The Board also considered fees paid to the Investment Manager by one pooled investment vehicle that utilized the same investment strategy as the International Equity Value Portfolio (the “International Equity Value Account”). The Board discussed the fee to be paid to the Investment Manager by the International Equity Value Portfolio compared to the fee paid to the Investment Manager by the International Equity Value Account. Representatives of the Investment Manager discussed the nature of the International Equity Value Account and the significant differences in services provided by the Investment Manager to the International Equity Value Account as compared to the services to be provided to the International Equity Value Portfolio. The Board considered the relevance of the fee information provided for the International Equity Value Account, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees to be paid to the Investment Manager by the International Equity Value Portfolio.

Performance. The Board considered the performance of the International Equity Value Account compared to the MSCI EAFE Index

[1]	The International Equity Value Portfolio has two comparison groups, corresponding to Institutional and Open Shares.

Annual Report  321

and the MSCI EAFE Value Index for various periods commencing in 2012, which showed that the performance of the International Equity Value Account (gross of fees) was above one or both of the Indexes in most of the periods shown, including in the calendar year 2017 and the year-to-date period ended June 30, 2018.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the International Equity Value Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the International Equity Value Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the International Equity Value Portfolio and the estimated profitability percentage of the International Equity Value Management Agreement to the Investment Manager and its affiliates from their relationships with the International Equity Value Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the International Equity Value Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the International Equity Value Portfolio for at least two years following the International Equity Value Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with the renewal of the International Equity Value Management Agreement. Representatives of the Investment Manager reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices.

Representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates were expected to receive any other significant indirect benefits from the Investment Manager acting as investment manager to the International Equity Value Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution rela-

322  Annual Report

tionships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the International Equity Value Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the International Equity Value Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the evaluation of the International Equity Value Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $240 billion global asset management business.

•	The Board concluded that the fee to be paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services to be provided as discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the International Equity Value Portfolio increase and determined that it would continue to consider potential material economies of scale.

In evaluating the International Equity Value Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment

Annual Report  323

Manager. The Board considered these conclusions and determinations in their totality and determined to approve the International Equity Value Management Agreement. In deciding whether to vote to approve the International Equity Value Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Lazard International Compounders Portfolio

At a meeting of the Board held on November 13, 2018 the Board considered the approval of the Management Agreement between the Fund, on behalf of the Lazard International Compounders Portfolio (the “International Compounders Portfolio”), and the Investment Manager (the “International Compounders Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting (which also incorporated information provided previously in connection with the renewal of the Management Agreement for other Fund Portfolios) addressing, among other matters, the nature, extent and quality of services that the Investment Manager would provide to the International Compounders Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds Complex of 39 active funds comprises approximately $31 billion of the approximately $240 billion of total assets under the management of the Investment Manager and its global affiliates as of Septem-ber 30, 2018). The Board also received a presentation on the International Compounders Portfolio from members of the International Compounders Portfolio’s proposed portfolio management team, including the strategies to be employed for the International Compounders Portfolio and information about the

324  Annual Report

International Compounders Portfolio’s management team, including professional biographies.

The Board considered the various services to be provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. Representatives of the Investment Manager stated that the Investment Manager believes that the International Compounders Portfolio and its shareholders will be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; and marketing and shareholder servicing activities on behalf of the Fund’s Portfolios, which would include the International Compounders Portfolio. The Board accepted management’s assertion that the International Compounders Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager and that such services and infrastructure would be greater than those typically provided to a $31 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratios of the International Compounders Portfolio to those of a Group of comparison funds selected by Strategic Insight. Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing comparison Groups, noting the limitations of the process.

Annual Report  325

Advisory Fee and Expense Ratios. The Board discussed the proposed management fee to be paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratios (as limited by the Investment Manager (“net”)) for the International Compounders Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for the International Compounders Portfolio to its respective Groups.2 The proposed contractual advisory fee and net expense ratio for the International Compounders Portfolio were below the medians of the Group for each of Institutional Shares and Open Shares.

The Board also considered fees paid to the Investment Manager by one other account that utilized the same investment strategy as the International Compounders Portfolio (the “International Compounders Account”). The Board discussed the fee to be paid to the Investment Manager by the International Compounders Portfolio compared to the fee paid to the Investment Manager by the Similar Account. Representatives of the Investment Manager discussed the nature of the Similar Account and the significant differences in services provided by the Investment Manager to the Similar Account as compared to the services to be provided to the International Compounders Portfolio. The Board considered the relevance of the fee information provided for the Similar Account, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees to be paid to the Investment Manager by the International Compounders Portfolio.

Performance. The Board considered the performance of the International Compounders Account compared to the MSCI All Country World ex-US Index (the “Index”) for various periods, which showed that the performance of the Similar Account (gross of fees) was above the Index in most of the periods shown, including the since inception (January 1, 2016) period and the one- and two-year periods ended September 30, 2018.

[2]	The International Compounders Portfolio has two comparison groups, corresponding to Institutional and Open Shares.

326  Annual Report

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the International Compounders Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the International Compounders Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the International Compounders Portfolio and the estimated profitability percentage of the International Compounders Management Agreement to the Investment Manager and its affiliates from their relationships with the International Compounders Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. Representatives of the Investment Manager stated that they did not expect the Investment Manager to realize any current profits on the International Compounders Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the International Compounders Portfolio for at least two years following the International Compounders Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with the renewal of the International Compounders Management Agreement. Representatives of the Investment Manager reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices.

Representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates were expected to receive any other significant indirect benefits from the Investment Manager acting as investment manager to the International Compounders Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the International Compounders Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the International Compounders Portfolio’s Open Shares.

Annual Report  327

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the evaluation of the International Compounders Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $240 billion global asset management business.

•	The Board concluded that the fee to be paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services to be provided as discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the International Compounders Portfolio increase and determined that it would continue to consider potential material economies of scale.

In evaluating the International Compounders Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the International Compounders Management Agreement. In deciding whether to vote to approve the International Compounders Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

328  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS020

Lazard Funds

Annual Report

December 31, 2018

Fixed Income Funds

Lazard Emerging Markets Debt Portfolio
Lazard Global Fixed Income Portfolio
Lazard US Corporate Income Portfolio
Lazard US Short Duration Fixed Income Portfolio

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

•	Assets and income;

•	Investment experience;

•	Transaction history;

•	Credit history; and

•	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

•	To provide advisory services to you;

•	To open an account for you;

•	To process a transaction for your account;

•	To market products and services to you; and/or

•	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

•	The right to request and obtain a copy of your personal information that we maintain;

•	The right to correct your personal information that we maintain;

•	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

•	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

•	Lazard Asset Management LLC

•	Lazard Asset Management (Canada), Inc.[2]

•	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
15	Performance Overviews (unaudited)
20	Information About Your Portfolio’s Expenses (unaudited)
23	Portfolio Holdings Presented by Asset Class/Credit Rating and Region
24	Portfolios of Investments
24	Lazard Emerging Markets Debt Portfolio
45	Lazard Global Fixed Income Portfolio
53	Lazard US Corporate Income Portfolio
66	Lazard US Short Duration Fixed Income Portfolio
70	Notes to Portfolios of Investments
72	Statements of Assets and Liabilities
76	Statements of Operations
78	Statements of Changes in Net Assets
83	Financial Highlights
93	Notes to Financial Statements
119	Report of Independent Registered Public Accounting Firm
121	Board of Directors and Officers Information (unaudited)
124	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

In 2018, volatility returned to global markets. The economic trajectories of the major economies diverged during the year, with US growth accelerating and non-US growth decelerating. Tighter US monetary policy, declining oil prices, and trade tensions between the United States and China also increased risk aversion. Against this backdrop, almost every major developed and emerging equity market declined during the year. Despite the uptick in global market turbulence, our portfolio management teams remain steadfast in their investment discipline and continue to focus on fundamental research.

The US equity market ended the year down after a severe fourth quarter sell-off. During the quarter, volatility as measured by the CBOE Volatility® Index increased, corporate credit spreads widened, the yield curve flattened, and the yield on the 10-year US Treasury declined. Crude oil prices fell by nearly $29 per barrel on the back of concerns over flagging global demand and elevated supply.

In Europe, political risks increased throughout the year as the Italian election led to a governing coalition of the League and the Five Star Movement. The United Kingdom struggled with finalizing a resolution to exit the European Union (“Brexit”) and German Chancellor Angela Merkel announced she would step down in 2021. The European Central Bank ended its monthly asset purchase program in December, but kept its benchmark interest rate at zero.

Emerging markets equities and debt fell significantly in 2018 as macroeconomic and geopolitical developments weighed on market sentiment. The rising US dollar pressured most emerging markets during the year. In Turkey, uncertainty related to the country’s trade deficit was exacerbated by US sanctions and a diplomatic dispute with the United States over a detained American pastor. Uncertainty about trade and concerns about decelerating Chinese growth rippled through the global economy. Despite these challenges, our emerging markets equity and debt teams believe that many emerging markets still have solid fundamentals, and are well positioned to grow faster than the global growth average.

2  Annual Report

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overviews (unaudited)

Emerging Markets Debt

Emerging markets debt (as represented by 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index) (the “Global Diversified Index”) fell 5.15% in 2018, as measured in US dollar terms—the lowest return for the asset class since 2015. The negative performance was driven by declines in both local currency and external debt. Coming off abnormally low volatility in 2017, 2018 may have felt like a roller coaster for emerging markets debt investors, but the volatility was in fact in line with historical averages for the asset class. The decline in local currency debt was mainly driven by spot depreciation in emerging markets currencies, which ended the year down almost 10% versus the US dollar. Meanwhile, external debt posted only the third negative calendar year return for the JPMorgan EMBI Global Diversified Index in the past 20 years, primarily driven by credit spreads, which ended the year 130 basis points (bps) wider at 415 bps, their widest level since 2016.

Global Fixed Income

In January, broad-based global economic momentum and seemingly euphoric sentiment fed into stronger price levels across most financial markets. The tone changed dramatically in February following uncertainty over new trade tariffs and a host of other negative news, especially in the tech sector. Volatility returned to markets as equities and other risky assets tumbled, giving back most of their earlier gains. Contrary to the norm in these “flight to quality” conditions, US yields actually rose slightly during much of the period, possibly due to new US fiscal and deficit-related concerns, in addition to elevated Treasury bill issuance. Jerome Powell succeeded Janet Yellen as US Federal Reserve (“Fed”) Chair during the first quarter. Global bond markets were mixed and volatile during the second quarter. Select core “safe haven” markets rallied in reaction to deteriorating conditions in equities and emerging markets, and new, market-unfriendly political developments in Italy. Softer economic data across Europe and other regions (especially relative to strength in the United States) also began to cast doubt on the continuity of global “synchronous growth.” In an attempt to cap oil prices, OPEC members decided in June to increase production, which added to the bullish tone in bond markets as prices of Brent crude oil

4  Annual Report

dropped on the news. Also in June, the Fed tightened interest rates as expected with its seventh rate hike since the Fed began raising rates at the end of 2015, setting a new 2% upper target for the federal funds rate. The 10-year US Treasury yield briefly broke above the closely watched 3.00% level in mid-April, and again in late-May, but closed the second quarter lower at 2.86%. Other global central bank meetings were generally “non-events” as the European Central Bank, Bank of Japan (“BoJ”), and other central banks continued to postpone any rate normalization plans. Italian bonds took the spotlight as their 10-year yields surged to 3.16% in late May from lows of 1.75% in April, finally settling back to 2.67% by quarter-end. In contrast to the developed market central banks, of note was the policy response in Argentina, where the Central Bank of Argentina hiked rates aggressively in an attempt to contain currency outflows.

Global interest rate movements were mixed and volatile during the third quarter, with continued and notable divergence seen between developed and emerging markets. Despite mostly upbeat economic data for the United States, Europe, and other select countries, escalating trade/tariff wars took their toll in other parts of the world, including China. Continued pressure on countries such as Argentina and Turkey spilled over into other emerging markets. US rates edged higher, with the 10-year Treasury rising from 2.87% (as of the end of June) to close September at 3.06%. Overall, US growth was buoyant, supported by fiscal stimulus and higher consumer spending. Housing market data, however, was weaker, perhaps due to the impact of higher mortgage interest rates, which approached 5% levels. Core European yields moved higher on an improvement in growth compared to prior quarters. Unfortunately, for different reasons, the 10-year Italian bond closed the quarter at a yield of 3.15%, 268 bps above a similar maturity German bund. At the end of July, the highly anticipated BoJ meeting produced a widening of the “trading band” for various bond maturities (+/- 20 bps for the 10-year Japanese Government Bond). Investors quickly tested the resolve of the central bank, and rates for longer maturities moved to the higher end of recent ranges.

Annual Report  5

Global interest rates stayed within familiar ranges early in the fourth quarter, but they rallied across many markets in November and December, bucking the year-to-date trend, especially in the United States. Growing fears of a global economic slowdown, ongoing political/trade developments, equity market stress, and a collapse in oil prices, all contributed to the rally in “safe haven” bonds. Furthermore, the Fed’s comments tilted away from a more hawkish stance compared to prior communiques, as committee members perhaps weighed financial conditions and the growth outlook, while the core personal consumption expenditures inflation rate was under 2%. Investors appeared to be getting more comfortable with the potential for fewer (or no) US rate hikes in 2019, following the Fed’s fourth 2018 hike in December to 2.50%. The bellwether 10-year Treasury finished the year at 2.68% after topping out near 3.25% in early November. Similar-maturity Japanese and German bonds ended the year at 0.24% and 0.00%, respectively. Rates also rallied strongly in “higher quality” markets such as Australia, Canada, Singapore, and the United Kingdom. In fact, rates in Australia and Poland were top performers for the year, with each market gaining around 5% in local currency terms. In Mexico, the government transition and policy communications negatively impacted bonds and other local assets.

After relative stability in the middle of the year, credit sectors were under pressure at year-end. The sectors came under pressure in sympathy with weaker equity markets and, especially, high-yield bonds, whose spreads continued to widen, even with the drought in new supply/issuance in December. Approximately 16% of the below investment grade universe consists of energy companies, so the sell-off in oil contributed to the negative price action during the period. Investment grade corporates and emerging market debt sectors lagged the government bond rally, also resulting in spread widening across the board. Corporate bonds with the lowest investment grade ratings (BBBs) now represent almost half of the overall investment grade universe, which could potentially lead to an increase in the number of “fallen angels” moving into the high yield arena if there is further deterioration in select sectors. Concern is also mounting over leveraged loans, as the growth of this market has outpaced high yield issuance.

6  Annual Report

While US dollar strength persisted for a majority of the year, currency markets were mixed going into year-end. There was some consolidation for the Turkish lira, South African rand, Indian rupee, and other select currencies, which were under severe distress in prior months. A combination of the rally in US rates and a more dovish Fed tone could have been catalysts for these moves, but the collapse in oil prices is also a significant positive driver for countries such as Turkey and India, who are net importers of oil. In contrast, oil producing countries such as Canada and Norway saw their currencies lose about 5% versus the US dollar (in the fourth quarter), which underscores the importance of the price of oil as a factor for currency markets. Overall, the Argentinian peso and Turkish lira dropped over 50% and 28%, respectively, on a year-to-date basis, while the Japanese yen reasserted its safe-haven status and rallied with US rates to gain close to 3% percent versus the US dollar for the year. Conversely, all other G10 currencies depreciated versus the US dollar for the year, with the euro and New Zealand dollar down close to 4.5% and 5.0%, respectively, and the Canadian dollar and Australian dollar down almost 8% and 10%, respectively.

Going forward, we believe that investors will remain focused on the Chinese renminbi and whether the “psychological” exchange rate level of 7 renminbi versus the US dollar will hold, given the trade friction and ongoing trade negotiations between the United States and China. A renminbi weaker than 7 could spur weaker currency movements across other Asian countries that compete on exports. We are skeptical that China is seeking a weaker currency, as we believe that they want to maintain positive sentiment and avoid outflows. In addition, a weak renminbi could hurt some domestic entities who borrow in other currencies, especially the US dollar.

US Corporate Income

The high yield bond market finished down for the year after coming under pressure during the fourth quarter amid worries about slowing growth, the US-China trade war, Fed policy, a fall in oil prices, and fund outflows. Although up 2.49% at the end of the third quarter, the broad-based ICE Bank of America Merrill Lynch High Yield Cash Pay® Index fell 4.64% in the fourth quarter to finish

Annual Report  7

the year down 2.26%. Concurrently, the ICE Bank of America Merrill Lynch High Yield Cash Pay Index’s option adjusted spread (“OAS”), which had narrowed 34 bps through the end of the third quarter to 325 bps, widened 205 bps in the volatile fourth quarter to finish 171 bps wider on the year.

Throughout most of the year, lower quality credits outperformed on the upside, but that reversed in the fourth quarter. The ICE Bank of America Merrill Lynch CCC Rated® Index finished the year returning -4.20% after being down -10.42% in the fourth quarter. The ICE Bank of America Merrill Lynch B® Index and ICE Bank of America Merrill Lynch BB® Index gave up positive returns through the third quarter and finished the year in negative territory, registering -1.54% and -2.45% returns for the year after falling -4.86% and -2.99%, respectively, in the fourth quarter.

After several years of strong issuance, the primary market was quieter in 2018. Overall, gross new issuance for 2018 was down 43% year over year, totaling $187.4 billion—of which 60.9% was marked for refinancing, 21.5% for acquisitions/leveraged buyouts, 14.6% for general corporate purposes, and 1.8% to fund dividends. Net of redemptions, issuance was down 39% year over year at $73.3 billion. Alongside the market volatility, new high yield issuance was especially muted during the weak fourth quarter, totaling only $19.1 billion across 36 issues. In December, no deals priced at all. This marked only the second time, and first since November 2008, that no high yield deal priced in a calendar month.

The lack of supply provided the market support in light of the heavy outflows from high yield bond funds and exchange-traded funds (“ETFs”). Investors pulled $45.1 billion from both high yield and mutual funds and ETFs in 2018. This outflow was on the heels of a $20.3 billion overall outflow in 2017.

Default activity continued to be modest during the year. For 2018, the US high yield default rate was 1.87%, which is below the long-term average of 3%. Importantly, the 2018 default rate was skewed higher by the default of iHeartMedia Inc., which accounted for 38% of the year’s high yield and loan default activity. Excluding iHeart-

8  Annual Report

Media, the high yield default rate for 2018 was an even more sanguine 1.08%. Also, more than 60% of the year’s defaults occurred across energy, retail, and consumer products, though energy defaults continued to moderate from their levels in 2015 and 2016.

US Short Duration Fixed Income

The US economy is in its second longest expansion in the post-World War II period—currently 114 months and counting. Given the length of the expansion, market participants have increasingly been looking for cues that might indicate an imminent recession. A classic indicator is an inversion of the yield curve, when the level of long-term US Treasury yields falls below short-term yields. Indeed, the yield on the 5-year US Treasury fell below that of the 2-year US Treasury in early December. While this, however, has increased the number of forecasts for negative US growth, we do not believe that the yield curve is currently a reliable indicator of recession.

The yield curve inverted prior to the last nine recessions with an average lead time of 14 months. The recent flattening of the 10-year/3-month spread and inversion of the 5-year/2-year spread has raised investor concerns about a looming recession. While the shape of the yield curve bears an unsettling resemblance to the flattening curves that preceded past inversions, we believe that there is now nothing in the economy’s fundamentals to signal an imminent recession.

Second, the real US federal funds rate today is barely breaching zero, which we believe to be a very accommodative rate. The economy has never gone into a recession with the real fed funds rate at or below zero. In addition, inflation is a classic symptom of late-cycle economic expansion, yet nearly nine years after the global financial crisis, we believe the economy is still not showing the telltale signs of a slowdown. Consider, for example, that capital expenditures are growing alongside corporate earnings, reflecting an upbeat business outlook. At the same time, the declining unemployment rate, while it may have bolstered consumer confidence, has yet to result in wage increases that could broadly force prices higher.

Annual Report  9

The absence of fundamental economic factors weighing on the long end of the yield curve provokes investors to ask what is keeping rates abnormally low. Ordinarily, the difference between the yield on 10-year US Treasury bonds and the rate of domestic inflation runs at about 1½%. As of the end of 2018, with the yield at or below 3% and inflation at 2%, the difference is fully a third below historical precedent.

We believe that market technical factors explain the anomaly—and with it, the flattening yield curve. The market crash accompanying the global financial crisis may have happened a decade ago, but to judge from the ongoing demand for long-dated sovereign debt—US Treasury bonds, German bunds, Japan government bonds, and the like—the memory is still fresh. At that time, such sovereign debt managed to come out ahead of the carnage. The protection it provided against an outlier event has made demand for it relatively inelastic. Thus, investors view it first and foremost as a form of portfolio insurance.

Nevertheless, portfolio protection can come on widely divergent terms. The market crash of 2008 illustrates the point. The S&P 500® Index tumbled more than a third and the MSCI All Country World® Index (ex-US) lost nearly half its value. In 2018, an index of G7 sovereign debt (ex-US) gained 9.7%, but 7- to 10-year US Treasuries fared even better as their yields tumbled and prices soared, returning 17.9%.

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2018, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of -7.45%, while Open Shares posted a total return of -7.69%, and R6 Shares posted a total return of -7.24%, as compared with the -5.15% blended return for the Global Diversified Index.

The primary driver of underperformance was bottom-up sovereign credit selection. The Portfolio held an overweight position in high yield countries, and several top active risk positions—e.g., Egypt, Kenya, and Ghana—lagged amid the general risk-off environment, weakness in oil prices and, in certain cases, negative idiosyncratic

10  Annual Report

developments. The Portfolio’s overweight positions in Venezuela and Argentina sovereign debt also detracted from relative performance. These losses were partially offset by a modest overweight position in the stressed debt of Mozambique due to positive developments in the restructuring process as well as an overweight position in Angola, which outperformed, as President Joao Lourenco pursued structural reforms and initiated discussions with the International Monetary Fund.

In local currency debt, bottom-up duration positioning was beneficial, but it was more than offset by positioning in individual currencies. Specifically, overweight positions in select higher-yielding currencies, including the Russian ruble and the Brazilian real, detracted. The ruble was dragged down mainly by heightened risk of additional US sanctions, while the real underperformed amid uncertainty leading up to the October 2018 presidential election.

From a top-down perspective, the Portfolio’s overall asset allocation between local currency and hard currency debt was beneficial. Given our constructive view on the asset class, we entered 2018 with a significant overweight position in local currency debt. This view proved correct as local debt outperformed hard currency debt by over 6% during the first quarter of 2018, after which we rotated back to a neutral asset allocation position.

The Portfolio management team uses currency forwards and interest rates swaps, both opportunistically, for direct currency and rates exposure, and defensively, for hedging purposes. For the year, the use of derivatives did not materially impact the Portfolio’s relative performance.

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2018, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of -2.06%, while Open Shares posted a total return of -2.31%, as compared with the -1.20% return for the Bloomberg Barclays Global Aggregate® Index.

Annual Report  11

The Portfolio’s underweight exposure to the euro-zone and Japanese government bonds (no exposure) detracted from performance as well as currency exposure to the Australian dollar and Mexican peso. Security selection, through spread product, added value in many global regions, including Norway and Australia, but in the United States, security selection slightly detracted from performance.

The Portfolio’s performance was helped by country allocation, with its overweight exposures to the United States, Australia, New Zealand, and Poland, along with its lack of exposure to Italy (after April). The Portfolio’s overweight exposure to the Japanese yen as well as its tactical allocation to the Canadian dollar also helped performance.

The Portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. In aggregate, currency positioning (defined as the net currency exposure of underlying bonds plus currency hedges) produced a modest negative contribution to relative performance.

Lazard US Corporate Income Portfolio

For the year ended December 31, 2018, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of -2.73%, while Open Shares posted a total return of -2.78%, and R6 Shares posted a total return of -2.43%, as compared with the -2.01% return for the ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”).

Overall, underperformance was driven by the Portfolio’s underweight to B credits and overweight to BB and BBB rated credits. However, the higher-quality bias of the Portfolio contributed to outperformance versus the index in the volatile fourth quarter. Underweights to the energy, industrials, and lending-focused financials sectors, and an overweight to media companies, helped performance for the year. Overweights to automotive, leisure, and technology and electronics companies also hurt performance.

On a security level, a position in oil and gas services provider Weatherford’s 8.25% due 2023 was a detractor, especially in the

12  Annual Report

fourth quarter when oil prices fell. Also, a position in auto parts maker Tenneco’s 5% due 2026 was weaker due to softening in the auto market. In contrast, positions in telecom and media provider Cequel Communication Holdings I’s 7.5% due 2028 and media and entertainment company Clear Channel Worldwide Holdings, Inc.’s 6.5% due 2022 helped performance.

The Portfolio maintained an overweight to BB and BBB credits, and a material underweight to B credits versus the index. This overweight to higher-rated credits is reflected in the Portfolio’s 298 bp OAS versus the 427 bp OAS of the index. Yields moved higher as prices fell and the Portfolio finished the year with a current yield of 5.7% versus 6.3% for the index. Strategy duration of 4.1 years remains below the index’s 4.3 years.

Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2018, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 1.08%, while Open Shares posted a total return of 0.88%, as compared with the 1.59% return for the ICE BofAML 1-3 Year US Treasury® Index.

An overweight to short duration corporates was the main detractor for the year.

Underweighting the 2-3 year part of the curve and overweighting consumer asset-backed securities added to returns in 2018.

We maintain a duration positioning that is short relative to the index as we are concerned about the possibility of increasing short-term rates. The Portfolio maintains a significant allocation to credit positions, particularly in BBB corporates. US financials remain a sizable portion of the credit positioning, but we have decreased exposure to industrials. We have also decreased our allocation to agency mortgage-backed securities. We remain significantly underweight US Treasuries, but have been increasing our exposure in recent months.

Annual Report  13

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2018, except as otherwise indicated; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

14  Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	–7.45%	0.29%	1.68%
Open Shares**	–7.69%	–0.01%	1.38%
R6 Shares**	–7.24%	N/A	0.57%
JPMorgan EMBI Global Diversified Index	–4.26%	4.80%	5.44%
			(Institutional and Open Shares) 1.48% (R6 Shares)
JPMorgan GBI-EM Global Diversified Index	–6.21%	–0.96%	–0.05%
			(Institutional and Open Shares) 1.87% (R6 Shares)
Global Diversified Index	–5.15%	1.95%	2.73%
			(Institutional and Open Shares) 1.74% (R6 Shares)
†	The inception date for the Institutional and Open Shares was February 28, 2011 and for the R6 Shares was July 28, 2016.

Annual Report  15

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Bloomberg Barclays Global Aggregate® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	–2.06%	0.34%	0.11%
Open Shares**	–2.31%	0.05%	–0.19%
Bloomberg Barclays Global Aggregate Index	–1.20%	1.08%	0.91%
†	The inception date for the Portfolio was March 30, 2012.

16  Annual Report

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	–2.73%	2.91%	8.07%	4.03%
Open Shares**	–2.78%	2.66%	7.77%	3.53%
R6 Shares**	–2.43%	N/A	N/A	1.80%
Cash Pay Index	–2.01%	3.96%	8.74%	6.12%
				(Institutional Shares) 6.07%
				(Open Shares) 2.90% (R6 Shares)
†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

Annual Report  17

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and ICE BofAML 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	1.08%	0.67%	1.13%
Open Shares**	0.88%	0.61%	0.98%
ICE BofAML 1-3 Year US Treasury Index	1.59%	0.81%	0.81%
†	The inception date for the Portfolio was February 28, 2011.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting principles, if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements) for Lazard Emerging Markets Debt Portfolio and settlement proceeds received from a class action lawsuit (Lazard US Corporate Income Portfolio R6 Shares), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

18  Annual Report

The JPMorgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global. Risks associated with the securities comprising this index include fixed income and emerging markets. The JPMorgan GBI-EM Global Diversified Index is a uniquely weighted version of the GBI-EM Global. Risks include fixed income, emerging markets and derivatives. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in both indices are identical.

The Global Diversified Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

The Cash Pay Index is the ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index. It is constructed to mirror the BB-B non-distressed sector of the public high yield corporate debt market and is a subset of the ICE Bank of America Merrill Lynch High Yield Cash Pay® Index.

The ICE BofAML 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  19

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2018 through December 31, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

20  Annual Report

Portfolio	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio During Period 7/1/18 - 12/31/18
Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$993.50	$4.67	0.93%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74	0.93%
Open Shares
Actual	$1,000.00	$992.80	$6.03	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%
R6 Shares
Actual	$1,000.00	$993.50	$4.52	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Global Fixed Income
Institutional Shares
Actual	$1,000.00	$1,001.70	$3.53	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Open Shares
Actual	$1,000.00	$1,000.50	$4.74	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79	0.94%
US Corporate Income
Institutional Shares
Actual	$1,000.00	$986.80	$2.75	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$987.70	$4.26	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
R6 Shares
Actual	$1,000.00	$987.30	$2.75	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%

Annual Report  21

Portfolio	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio During Period 7/1/18 - 12/31/18
US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,010.90	$2.03	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Open Shares
Actual	$1,000.00	$1,009.40	$3.49	0.69%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52	0.69%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

22  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Asset Class/Credit Rating and Region December 31, 2018

Asset Class/S&P Credit Rating*	Lazard Global Fixed Income Portfolio	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio
Fixed Income
AAA	16.3%	—%	2.7%
AA+	18.7	—	57.3
AA-	5.7	—	—
A+	5.5	—	—
A	5.9	—	2.0
A-	6.3	—	10.4
BBB+	7.8	0.7	19.1
BBB	1.0	0.8	6.4
BBB-	5.9	8.0	—
BB+	5.3	17.3	—
BB	—	23.9	—
BB-	—	25.6	—
B+	—	11.9	—
B	—	5.4	—
B-	—	3.8	—
CCC+	—	1.3	—
CCC-	—	0.2	—
Not Applicable	17.6	1.1	1.6
No Rating	4.0	—	—
Short-Term Investments	—	—	0.5
Total Investments	100.0%	100.0%	100.0%

Asset Class/Region*	Lazard Emerging Markets Debt Portfolio
Fixed Income
Africa	18.3%
Asia	16.0
Europe	19.0
North America	12.2
South America	32.0
Short-Term Investments	2.5
Total Investments	100.0%

*	Represents percentage of total investments.

Annual Report  23

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2018

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 4.9%

Argentina | 0.6%
AES Argentina Generacion SA, 7.750%, 02/02/24	USD	480	$391,200
Empresa Distribuidora Y Comercializadora Norte, 9.750%, 10/25/22	USD	875	864,050
Genneia SA, 8.750%, 01/20/22 (#)	USD	320	288,400
			1,543,650
Brazil | 0.6%
Cemig Geracao e Transmissao SA:
9.250%, 12/05/24	USD	450	477,562
9.250%, 12/05/24 (#)	USD	250	265,313
Light Servicos de Eletricidade SA/ Light Energia SA, 7.250%, 05/03/23	USD	825	788,906
			1,531,781
Chile | 0.3%
AES Gener SA, 8.375%, 12/18/73	USD	590	588,525
VTR Finance BV, 6.875%, 01/15/24	USD	200	199,750
			788,275
Columbia | 0.2%
AI Candelaria Spain SLU, 7.500%, 12/15/28 (#)	USD	625	602,419

Guatemala | 0.4%
Comcel Trust, 6.875%, 02/06/24	USD	1,020	1,041,675

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

India | 0.4%
Greenko Dutch BV, 5.250%, 07/24/24	USD	525	$470,531
Neerg Energy, Ltd., 6.000%, 02/13/22 (#)	USD	200	187,250
Vedanta Resources PLC, 6.375%, 07/30/22 (#)	USD	450	402,188
			1,059,969
Indonesia | 0.2%
Indonesia Asahan Aluminium Persero PT, 6.530%, 11/15/28 (#)	USD	400	419,500

Israel | 0.2%
Altice Financing SA, 6.625%, 02/15/23 (#)	USD	375	360,000

Nigeria | 0.3%
IHS Netherlands Holdco BV, 9.500%, 10/27/21	USD	600	603,338

Panama | 0.1%
Sable International Finance, Ltd., 6.875%, 08/01/22 (#)	USD	217	221,882

Peru | 0.5%
Fondo MIVIVIENDA SA, 7.000%, 02/14/24	PEN	960	304,947
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 06/01/28 (#)	USD	650	654,388
Inkia Energy, Ltd., 5.875%, 11/09/27	USD	400	370,000
			1,329,335

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

South Africa | 0.2%
Liquid Telecommunications Financing PLC:
8.500%, 07/13/22	USD	200	$201,054
8.500%, 07/13/22 (#)	USD	200	201,053
			402,107
Tanzania | 0.3%
HTA Group, Ltd., 9.125%, 03/08/22	USD	600	609,000

Turkey | 0.2%
Turkiye Is Bankasi AS, 5.500%, 04/21/19	USD	590	587,050

Zambia | 0.4%
First Quantum Minerals, Ltd.:
7.250%, 05/15/22 (#)	USD	650	602,875
7.250%, 04/01/23 (#)	USD	300	264,000
			866,875
Total Corporate Bonds (Cost $12,471,308)			11,966,856

Foreign Government Obligations | 88.9%

Angola | 2.3%
Republic of Angola:
9.500%, 11/12/25	USD	4,027	4,233,384
8.250%, 05/09/28	USD	210	197,925
8.250%, 05/09/28 (#)	USD	740	697,450
9.375%, 05/08/48	USD	200	187,500
9.375%, 05/08/48 (#)	USD	255	239,062
			5,555,321
Argentina | 3.7%
Argentina Treasury Bills, 0.000%, 01/31/19	ARS	17,800	541,090
Provincia de Buenos Aires, 7.875%, 06/15/27	USD	225	161,727

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of Argentina:
50.950% (BADLARPP + 2.500%), 03/11/19 (§)	ARS	1,010	$26,916
5.625%, 01/26/22	USD	1,550	1,307,812
4.625%, 01/11/23	USD	690	544,238
7.500%, 04/22/26	USD	1,490	1,193,862
15.500%, 10/17/26	ARS	7,540	152,667
6.875%, 01/26/27	USD	1,420	1,079,200
5.875%, 01/11/28	USD	1,829	1,310,021
6.625%, 07/06/28	USD	675	499,500
7.125%, 07/06/36	USD	605	431,819
7.625%, 04/22/46	USD	1,135	820,038
6.875%, 01/11/48	USD	235	163,031
7.125%, 06/28/2117	USD	970	693,550
			8,925,471

Bahrain | 0.2%
Kingdom of Bahrain, 6.125%, 07/05/22	USD	570	580,688

Belarus | 0.2%
Republic of Belarus, 7.625%, 06/29/27	USD	425	434,031

Belize | 0.0%
Republic of Belize, 4.938%, 02/20/34 (Ø)	USD	185	103,831

Brazil | 12.4%
Brazil Letras do Tesouro Nacional:
0.000%, 07/01/19	BRL	26,140	6,540,097
0.000%, 01/01/22	BRL	20,910	4,268,953
Brazil NTN-B:
6.000%, 05/15/23	BRL	3,770	3,281,228
6.000%, 08/15/50	BRL	1,658	1,564,934

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Brazil NTN-F:
10.000%, 01/01/23	BRL	15,170	$4,100,440
10.000%, 01/01/25	BRL	1,750	470,936
10.000%, 01/01/27	BRL	5,945	1,603,486
10.000%, 01/01/29	BRL	4,700	1,214,160
Federal Republic of Brazil:
6.000%, 04/07/26	USD	2,065	2,196,644
4.625%, 01/13/28	USD	2,561	2,463,311
8.250%, 01/20/34	USD	140	171,850
5.000%, 01/27/45	USD	1,505	1,314,618
5.625%, 02/21/47	USD	1,020	962,370
			30,153,027
Chile | 1.8%
Bonos de la Tesoreria de la Republica en pesos:
4.700%, 09/01/30 (#)	CLP	515,000	759,061
5.000%, 03/01/35	CLP	565,000	849,152
6.000%, 01/01/43	CLP	1,625,000	2,751,790
			4,360,003
Colombia | 4.2%
Colombian Titulos De Tesoreria:
7.000%, 05/04/22	COP	5,440,000	1,740,884
10.000%, 07/24/24	COP	5,692,500	2,061,483
7.500%, 08/26/26	COP	4,094,000	1,326,910
6.000%, 04/28/28	COP	3,919,000	1,143,069
7.000%, 06/30/32	COP	5,611,000	1,701,139
Republic of Colombia:
4.500%, 01/28/26	USD	590	588,967
7.375%, 09/18/37	USD	530	641,962
5.000%, 06/15/45	USD	1,135	1,076,831
			10,281,245
Costa Rica | 1.7%
Republic of Costa Rica:
4.250%, 01/26/23	USD	255	223,699
5.520%, 08/23/23	USD	1,140	963,220
4.375%, 04/30/25	USD	1,655	1,397,804

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

5.625%, 04/30/43	USD	425	$322,469
7.000%, 04/04/44	USD	205	173,584
7.158%, 03/12/45	USD	1,320	1,130,910
			4,211,686
Czech Republic | 1.1%
Czech Republic, 2.500%, 08/25/28	CZK	55,650	2,608,641

Dominican Republic | 3.4%
Dominican Republic:
8.900%, 02/15/23	DOP	33,900	659,191
6.600%, 01/28/24	USD	60	62,355
5.500%, 01/27/25	USD	1,735	1,715,047
6.875%, 01/29/26	USD	1,540	1,608,915
6.875%, 01/29/26 (#)	USD	235	245,516
5.950%, 01/25/27	USD	675	670,444
6.000%, 07/19/28 (#)	USD	770	766,343
7.450%, 04/30/44	USD	1,070	1,107,985
6.850%, 01/27/45	USD	355	348,344
6.500%, 02/15/48 (#)	USD	1,235	1,163,987
			8,348,127
Ecuador | 1.7%
Republic of Ecuador:
10.500%, 03/24/20	USD	650	654,062
10.750%, 03/28/22	USD	673	677,207
10.750%, 03/28/22 (#)	USD	325	327,031
8.750%, 06/02/23	USD	460	428,835
7.950%, 06/20/24	USD	710	625,688
9.650%, 12/13/26	USD	1,115	1,013,256
8.875%, 10/23/27 (#)	USD	460	396,750
			4,122,829
Egypt | 2.9%
Arab Republic of Egypt:
5.577%, 02/21/23 (#)	USD	520	491,400
5.875%, 06/11/25	USD	255	231,413
7.500%, 01/31/27	USD	2,060	1,962,150
6.588%, 02/21/28 (#)	USD	845	753,106

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

8.500%, 01/31/47	USD	2,350	$2,117,937
8.500%, 01/31/47 (#)	USD	1,065	959,831
7.903%, 02/21/48 (#)	USD	710	610,600
			7,126,437
El Salvador | 0.6%
Republic of El Salvador:
7.750%, 01/24/23	USD	525	540,225
5.875%, 01/30/25	USD	181	165,389
6.375%, 01/18/27	USD	180	165,150
8.625%, 02/28/29	USD	150	156,000
8.250%, 04/10/32	USD	115	115,575
7.650%, 06/15/35	USD	65	61,498
7.625%, 02/01/41	USD	150	140,625
			1,344,462
Gabon | 0.2%
Gabonese Republic, 6.375%, 12/12/24	USD	420	375,900

Ghana | 0.9%
Ghana Government Bonds, 24.500%, 04/22/19	GHS	60	12,419
Ghana Treasury Notes:
21.000%, 01/07/19	GHS	3,010	612,338
19.950%, 05/06/19	GHS	150	30,668
Republic of Ghana:
7.875%, 08/07/23	USD	350	342,563
8.125%, 01/18/26	USD	240	229,200
7.625%, 05/16/29 (#)	USD	100	89,375
8.627%, 06/16/49	USD	545	472,787
8.627%, 06/16/49 (#)	USD	600	520,500
			2,309,850
Guatemala | 0.1%
Republic of Guatemala, 4.875%, 02/13/28	USD	215	203,643

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Honduras | 0.3%
Republic of Honduras:
8.750%, 12/16/20	USD	310	$328,988
6.250%, 01/19/27	USD	350	341,687
			670,675
Hungary | 0.3%
Hungary Government Bonds, 6.000%, 11/24/23	HUF	179,300	766,876

Indonesia | 6.0%
Indonesia Government Bonds:
8.375%, 03/15/24	IDR	7,060,000	494,887
8.375%, 09/15/26	IDR	8,980,000	631,338
7.000%, 05/15/27	IDR	2,543,000	164,464
9.000%, 03/15/29	IDR	8,440,000	617,740
8.250%, 05/15/29	IDR	12,943,000	917,842
8.750%, 05/15/31	IDR	35,912,000	2,584,765
7.500%, 08/15/32	IDR	26,327,000	1,704,023
8.375%, 03/15/34	IDR	14,838,000	1,033,140
8.250%, 05/15/36	IDR	12,883,000	880,219
Republic of Indonesia:
4.750%, 01/08/26	USD	2,305	2,332,633
3.500%, 01/11/28	USD	1,730	1,595,925
4.100%, 04/24/28	USD	595	576,406
4.750%, 02/11/29	USD	600	607,587
5.250%, 01/08/47	USD	360	360,000
4.350%, 01/11/48	USD	215	195,720
			14,696,689
Iraq | 0.3%
Republic of Iraq:
6.752%, 03/09/23	USD	250	237,500
6.752%, 03/09/23 (#)	USD	125	118,750
5.800%, 01/15/28	USD	425	379,844
			736,094

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Ivory Coast | 0.4%
Ivory Coast:
5.750%, 12/31/32 (Ø)	USD	610	$535,664
6.125%, 06/15/33	USD	525	434,438
			970,102
Kenya | 0.6%
Republic of Kenya:
6.875%, 06/24/24	USD	565	528,981
8.250%, 02/28/48 (#)	USD	1,140	969,000
			1,497,981
Lebanon | 1.1%
Lebanese Republic:
6.150%, 06/19/20	USD	130	122,525
6.000%, 01/27/23	USD	775	652,937
6.650%, 04/22/24	USD	1,060	882,450
6.250%, 11/04/24	USD	232	186,180
6.200%, 02/26/25	USD	320	254,800
6.600%, 11/27/26	USD	819	638,820
			2,737,712
Malaysia | 0.8%
Malaysia Government Bonds:
3.759%, 03/15/19	MYR	590	142,899
3.955%, 09/15/25	MYR	3,540	852,555
3.844%, 04/15/33	MYR	2,150	482,534
4.642%, 11/07/33	MYR	2,150	529,589
			2,007,577
Mexico | 5.3%
Mexican Bonos:
7.250%, 12/09/21	MXN	111,550	5,488,311
6.500%, 06/09/22	MXN	4,260	203,836
10.000%, 12/05/24	MXN	9,707	525,440
8.500%, 05/31/29	MXN	14,680	735,335
7.750%, 05/29/31	MXN	18,020	847,335
10.000%, 11/20/36	MXN	27,629	1,548,721
7.750%, 11/13/42	MXN	54,220	2,437,441

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

United Mexican States:
4.150%, 03/28/27	USD	520	$501,150
3.750%, 01/11/28	USD	50	46,712
5.750%, 10/12/2110	USD	590	553,862
			12,888,143
Mongolia | 0.3%
Mongolia International Bonds:
10.875%, 04/06/21	USD	145	159,137
5.125%, 12/05/22	USD	285	266,972
8.750%, 03/09/24 (#)	USD	220	234,575
			660,684
Morocco | 0.2%
Kingdom of Morocco:
4.250%, 12/11/22	USD	235	235,000
5.500%, 12/11/42	USD	240	244,800
			479,800
Mozambique | 0.9%
Mozambique International Bonds,
10.500%, 01/18/23	USD	2,268	2,120,580

Namibia | 0.0%
Republic of Namibia,
5.250%, 10/29/25	USD	95	85,025

Nigeria | 1.3%
Nigeria Treasury Bills:
0.000%, 01/03/19	NGN	124,140	323,330
0.000%, 01/17/19	NGN	56,840	154,887
Republic of Nigeria:
6.375%, 07/12/23	USD	465	445,237
6.500%, 11/28/27 (#)	USD	800	707,000
7.875%, 02/16/32 (#)	USD	485	440,744
7.625%, 11/28/47	USD	505	424,831
7.625%, 11/28/47 (#)	USD	695	584,669
			3,080,698

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Oman | 1.3%
Oman Government International Bonds:
3.625%, 06/15/21	USD	705	$667,987
4.125%, 01/17/23	USD	405	370,575
4.750%, 06/15/26	USD	310	267,375
5.375%, 03/08/27	USD	255	222,488
5.625%, 01/17/28	USD	1,190	1,045,712
6.750%, 01/17/48	USD	610	501,725
			3,075,862
Pakistan | 0.8%
Islamic Republic of Pakistan:
8.250%, 04/15/24	USD	405	408,214
8.250%, 09/30/25	USD	705	704,083
6.875%, 12/05/27	USD	1,045	941,806
			2,054,103
Paraguay | 0.5%
Republic of Paraguay:
6.100%, 08/11/44	USD	460	476,100
5.600%, 03/13/48 (#)	USD	740	726,125
			1,202,225
Peru | 3.7%
Banco de Credito del Peru, 4.850%, 10/30/20 (#)	PEN	2,300	682,455
Peru Government International Bonds, 5.940%, 02/12/29 (#)	PEN	700	211,735
Republic of Peru:
5.700%, 08/12/24	PEN	2,850	874,850
8.200%, 08/12/26	PEN	5,500	1,914,610
6.350%, 08/12/28	PEN	7,320	2,277,376
6.950%, 08/12/31	PEN	3,690	1,197,128
6.900%, 08/12/37	PEN	5,450	1,739,691
			8,897,845
Philippines | 0.1%
Republic of Philippines, 3.625%, 09/09/25	PHP	15,300	235,178

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Poland | 1.6%
Poland Government Bonds, 3.250%, 07/25/25	PLN	14,070	$3,934,344

Qatar | 0.2%
State of Qatar, 4.500%, 04/23/28	USD	547	569,564

Romania | 0.5%
Romanian Government Bonds:
5.850%, 04/26/23	RON	1,530	398,700
4.250%, 06/28/23	RON	1,530	374,100
5.800%, 07/26/27	RON	1,900	504,698
			1,277,498
Russia | 4.0%
Russia Foreign Bonds:
5.250%, 06/23/47	USD	1,800	1,676,250
5.250%, 06/23/47 (#)	USD	200	186,250
Russia Government Bonds - OFZ:
7.600%, 04/14/21	RUB	34,390	490,764
7.500%, 08/18/21	RUB	34,520	490,043
7.000%, 12/15/21	RUB	80,950	1,130,024
7.000%, 08/16/23	RUB	69,790	954,042
7.750%, 09/16/26	RUB	130,510	1,794,154
7.050%, 01/19/28	RUB	193,170	2,517,101
8.500%, 09/17/31	RUB	41,860	596,932
			9,835,560
Senegal | 0.6%
Republic of Senegal, 6.250%, 05/23/33	USD	1,645	1,414,700

South Africa | 6.4%
Republic of South Africa:
7.750%, 02/28/23	ZAR	65,830	4,515,834
10.500%, 12/21/26	ZAR	28,590	2,166,825
8.250%, 03/31/32	ZAR	62,700	3,914,879

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

8.500%, 01/31/37	ZAR	32,280	$1,989,763
6.250%, 03/08/41	USD	220	213,125
5.375%, 07/24/44	USD	200	175,000
5.650%, 09/27/47	USD	850	755,438
8.750%, 02/28/48	ZAR	19,000	1,174,470
6.300%, 06/22/48	USD	730	691,675
			15,597,009
Sri Lanka | 1.5%
Republic of Sri Lanka:
5.750%, 01/18/22	USD	200	188,029
5.875%, 07/25/22	USD	200	186,415
6.125%, 06/03/25	USD	660	591,525
6.850%, 11/03/25	USD	150	139,312
6.850%, 11/03/25 (#)	USD	1,040	965,900
6.825%, 07/18/26	USD	130	119,925
6.750%, 04/18/28 (#)	USD	1,595	1,441,481
			3,632,587
Suriname | 0.1%
Republic of Suriname, 9.250%, 10/26/26	USD	150	143,625

Tajikistan | 0.1%
Tajikistan International Bonds, 7.125%, 09/14/27 (#)	USD	190	165,775

Thailand | 2.3%
Thailand Government Bonds:
3.625%, 06/16/23	THB	4,210	137,374
3.850%, 12/12/25	THB	51,543	1,730,472
3.650%, 06/20/31	THB	36,620	1,225,493
3.775%, 06/25/32	THB	29,470	993,750
3.400%, 06/17/36	THB	34,930	1,129,296
3.300%, 06/17/38	THB	13,820	434,805
			5,651,190

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Turkey | 7.3%
Republic of Turkey:
5.625%, 03/30/21	USD	450	$450,000
6.250%, 09/26/22	USD	1,180	1,187,375
7.250%, 12/23/23	USD	600	615,000
4.250%, 04/14/26	USD	650	558,188
4.875%, 10/09/26	USD	1,155	1,022,175
6.000%, 03/25/27	USD	3,250	3,050,937
6.125%, 10/24/28	USD	3,552	3,307,800
6.000%, 01/14/41	USD	360	304,200
4.875%, 04/16/43	USD	255	188,381
6.625%, 02/17/45	USD	1,028	931,625
5.750%, 05/11/47	USD	805	653,056
Turkey Government Bonds:
10.700%, 02/17/21	TRY	14,565	2,366,727
9.500%, 01/12/22	TRY	860	130,808
10.400%, 03/20/24	TRY	4,260	629,844
8.000%, 03/12/25	TRY	9,350	1,210,156
10.600%, 02/11/26	TRY	4,260	623,807
11.000%, 02/24/27	TRY	3,630	528,811
			17,758,890
Ukraine | 1.0%
Ukraine Government Bonds:
7.750%, 09/01/20	USD	585	565,256
7.750%, 09/01/21	USD	200	188,000
7.750%, 09/01/22	USD	510	468,563
7.750%, 09/01/26	USD	200	170,500
7.750%, 09/01/27	USD	825	698,156
7.375%, 09/25/32 (#)	USD	430	341,850
			2,432,325
Uruguay | 0.2%
Republica Orient Uruguay:
5.100%, 06/18/50	USD	175	172,331
4.975%, 04/20/55	USD	435	415,317
			587,648

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Venezuela | 1.3%
Republic of Venezuela:
7.750%, 10/13/19 («)	USD	245	$56,820
6.000%, 12/09/20 («)	USD	121	27,157
12.750%, 08/23/22 («)	USD	1,189	281,682
9.000%, 05/07/23 («)	USD	1,412	316,906
8.250%, 10/13/24 («)	USD	2,618	600,635
7.650%, 04/21/25 («)	USD	2,000	450,000
11.750%, 10/21/26 («)	USD	820	198,353
9.250%, 09/15/27 («)	USD	1,239	284,257
9.250%, 05/07/28 («)	USD	1,021	231,001
11.950%, 08/05/31 («)	USD	930	213,365
9.375%, 01/13/34 («)	USD	715	200,200
7.000%, 03/31/38 («)	USD	1,114	250,023
			3,110,399
Zambia | 0.2%
Republic of Zambia, 8.500%, 04/14/24	USD	705	524,344

Total Foreign Government Obligations (Cost $233,228,965)			216,544,499

Quasi Government Bonds | 2.1%

Ecuador | 0.0%
EP Petroecuador, 8.443% (USD LIBOR 3 Month + 5.630%), 09/24/19 (§)	USD	91	90,681

Mexico | 0.2%
Petroleos Mexicanos, 6.500%, 03/13/27	USD	560	526,400

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

South Africa | 1.0%
Eskom Holdings SOC, Ltd.:
5.750%, 01/26/21	USD	1,265	$1,191,630
6.750%, 08/06/23	USD	685	623,350
7.850%, 04/02/26	ZAR	9,000	556,350
			2,371,330
Tunisia | 0.1%
Banque Centrale de Tunisie SA, 5.750%, 01/30/25	USD	360	302,400

Turkey | 0.1%
Export Credit Bank of Turkey, 5.375%, 02/08/21	USD	305	294,706

Ukraine | 0.5%
Ukreximbank Via Biz Finance PLC:
9.625%, 04/27/22	USD	265	259,223
9.750%, 01/22/25	USD	925	867,188
			1,126,411
Venezuela | 0.2%
Petroleos de Venezuela SA:
8.500%, 10/27/20 («)	USD	135	125,253
9.000%, 11/17/21 («)	USD	251	46,121
12.750%, 02/17/22 («)	USD	273	51,870
6.000%, 05/16/24 («)	USD	346	51,035
6.000%, 11/15/26 («)	USD	414	60,913
5.375%, 04/12/27 («)	USD	292	43,070
9.750%, 05/17/35 («)	USD	295	55,910
5.500%, 04/12/37 («)	USD	100	14,713
			448,885
Total Quasi Government Bonds (Cost $6,521,507)			5,160,813

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Supranational Bonds | 1.0%
European Bank for Reconstruction & Development, 27.500%, 10/02/19	TRY	7,980	$1,546,152
International Bank for Reconstruction & Development, 7.450%, 08/20/21	IDR	11,610,000	794,134

Total Supranational Bonds (Cost $2,084,177)			2,340,286

Description		Shares	Fair Value

Short-Term Investments | 2.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $5,952,735)		5,952,735	$5,952,735

Total Investments | 99.3% (Cost $260,258,692) (»)			$241,965,189

Cash and Other Assets in Excess of Liabilities | 0.7%			1,671,653

Net Assets | 100.0%			$243,636,842

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2018:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

ARS	31,388,000	USD	760,000	CIT	02/26/19	$16,080	$—
ARS	20,712,650	USD	491,987	HSB	02/04/19	34,249	—
BRL	170,033	USD	44,156	BRC	01/16/19	—	326
BRL	225,884	USD	57,396	BRC	01/16/19	831	—
BRL	1,203,110	USD	310,000	BRC	01/16/19	130	—
BRL	1,877,508	USD	494,471	BRC	01/16/19	—	10,499
BRL	189,303	USD	48,079	CIT	01/16/19	718	—
BRL	258,227	USD	65,641	GSC	01/16/19	923	—
BRL	238,663	USD	60,536	HSB	01/16/19	985	—
BRL	946,744	USD	245,844	JPM	01/16/19	—	1,798
BRL	1,518,720	USD	400,000	SCB	01/16/19	—	8,513
BRL	222,722	USD	56,554	UBS	01/16/19	858	—
CLP	114,325,000	USD	170,000	BRC	01/18/19	—	5,214
CLP	318,987,000	USD	460,000	BRC	03/04/19	33	—
CLP	519,697,500	USD	750,000	BRC	03/04/19	—	508
COP	54,944,584	USD	17,216	BRC	01/25/19	—	316
COP	837,621,625	USD	261,528	BRC	01/25/19	—	3,888
COP	983,700,000	USD	300,000	BRC	01/25/19	2,571	—
COP	3,436,662,298	USD	1,073,923	BRC	01/25/19	—	16,860
COP	837,621,626	USD	261,593	CIT	01/25/19	—	3,954
COP	54,944,584	USD	17,226	SCB	01/25/19	—	326
COP	54,944,584	USD	17,216	UBS	01/25/19	—	316
COP	837,621,625	USD	261,361	UBS	01/25/19	—	3,721
CZK	13,248,092	USD	584,131	BOA	02/20/19	6,522	—
CZK	8,432,489	USD	371,606	BRC	02/04/19	4,172	—
CZK	13,248,094	USD	584,015	BRC	02/20/19	6,637	—
CZK	4,736,659	USD	210,000	HSB	02/20/19	1,179	—
CZK	13,248,094	USD	584,492	SCB	02/20/19	6,161	—
CZK	13,248,094	USD	584,279	UBS	02/20/19	6,373	—
HUF	273,040,235	USD	962,053	BOA	02/20/19	15,592	—
HUF	156,145,934	USD	550,517	BRC	02/20/19	8,577	—
HUF	244,723,609	USD	862,189	CIT	02/20/19	14,066	—
HUF	56,005,080	USD	200,000	HSB	02/20/19	531	—
HUF	292,842,466	USD	1,031,971	HSB	02/20/19	16,577	—
HUF	256,865,800	USD	905,765	SCB	02/20/19	13,966	—

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Lazard Emerging Markets Debt Portfolio (continued)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

IDR	6,976,293,593	USD	474,513	BRC	01/15/19	$10,049	$—
IDR	5,629,411,342	USD	363,493	BRC	01/29/19	26,940	—
IDR	6,312,400,000	USD	430,000	BRC	01/29/19	7,802	—
IDR	1,753,800,000	USD	120,000	BRC	04/04/19	709	—
IDR	6,976,293,592	USD	474,255	JPM	01/15/19	10,307	—
IDR	11,234,307,053	USD	725,684	JPM	01/29/19	53,482	—
IDR	6,976,293,593	USD	474,255	SCB	01/15/19	10,307	—
IDR	8,173,452,590	USD	527,660	SCB	01/29/19	39,217	—
IDR	6,976,293,593	USD	473,830	UBS	01/15/19	10,733	—
IDR	15,043,562,307	USD	974,653	UBS	01/29/19	68,707	—
MXN	29,822,822	USD	1,445,759	BRC	01/25/19	66,841	—
MXN	4,306,103	USD	210,000	SCB	01/25/19	8,404	—
MYR	4,887,441	USD	1,170,000	SCB	01/28/19	12,240	—
PHP	58,998,150	USD	1,107,011	BRC	01/15/19	13,626	—
PHP	30,000,057	USD	567,431	BRC	02/11/19	1,062	—
PHP	24,420,963	USD	455,700	BRC	02/13/19	6,979	—
PHP	24,379,950	USD	455,700	BRC	02/15/19	6,112	—
PHP	9,415,561	USD	177,921	BRC	02/20/19	344	—
PHP	11,146,800	USD	210,000	BRC	03/11/19	734	—
PHP	79,592,505	USD	1,496,944	CIT	01/15/19	14,871	—
PHP	63,931,972	USD	1,202,429	SCB	01/15/19	11,922	—
PHP	32,762,925	USD	617,469	SCB	02/11/19	3,379	—
PHP	10,635,887	USD	201,300	SCB	02/20/19	69	—
PHP	10,656,995	USD	201,379	SCB	02/20/19	389	—
PHP	21,279,924	USD	402,800	SCB	02/20/19	93	—
PHP	14,792,400	USD	280,000	SCB	03/11/19	—	345
PHP	62,486,296	USD	1,175,197	UBS	01/15/19	11,695	—
PLN	3,010,687	USD	808,216	BOA	02/14/19	—	3,045
PLN	1,165,507	USD	310,000	BRC	02/14/19	1,701	—
PLN	1,996,194	USD	535,848	BRC	02/14/19	—	1,990
PLN	2,101,701	USD	555,196	BRC	02/19/19	6,951	—
PLN	5,847,904	USD	1,570,050	CIT	02/14/19	—	6,099
PLN	2,101,701	USD	555,491	BOA	02/19/19	6,656	—
PLN	2,101,703	USD	555,394	CIT	02/19/19	6,753	—
PLN	3,870,803	USD	1,039,170	HSB	02/14/19	—	3,970

The accompanying notes are an integral part of these financial statements.

42   Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

PLN	2,101,701	USD	555,264	JPM	02/19/19	$6,883	$—
PLN	3,353,011	USD	900,137	SCB	02/14/19	—	3,415
PLN	2,101,701	USD	555,278	SCB	02/19/19	6,869	—
RON	1,909,272	USD	466,267	BRC	01/22/19	3,544	—
RON	1,909,272	USD	467,180	BOA	01/22/19	2,631	—
RON	1,909,272	USD	466,575	CIT	01/22/19	3,236	—
RON	938,134	USD	230,000	HSB	01/22/19	845	—
RON	1,909,272	USD	466,723	SCB	01/22/19	3,088	—
RON	1,909,272	USD	466,543	UBS	01/22/19	3,269	—
RUB	22,551,886	USD	339,300	SCB	01/22/19	—	16,207
THB	11,709,000	USD	360,000	BRC	01/22/19	—	321
THB	27,238,410	USD	833,234	BOA	01/22/19	3,480	—
THB	27,238,410	USD	833,833	CIT	01/22/19	2,881	—
THB	27,238,410	USD	833,616	JPM	01/22/19	3,097	—
THB	27,238,410	USD	833,616	JPM	01/22/19	3,097	—
THB	27,238,409	USD	834,152	SCB	01/22/19	2,561	—
TRY	2,774,650	USD	500,000	BRC	01/22/19	18,512	—
TRY	3,915,863	USD	710,000	BRC	01/22/19	21,776	—
TWD	27,444,323	USD	897,049	BRC	01/14/19	—	3,330
TWD	19,056,689	USD	622,951	JPM	01/14/19	—	2,373
USD	140,301	ARS	5,934,721	HSB	02/04/19	—	10,480
USD	493,069	BRL	1,877,508	SCB	01/16/19	9,096	—
USD	493,172	BRL	1,877,508	SCB	01/16/19	9,200	—
USD	689,786	BRL	2,625,118	SCB	01/16/19	13,099	—
USD	879,094	BRL	3,348,643	SCB	01/16/19	15,901	—
USD	902,857	BRL	3,419,752	SCB	01/16/19	21,334	—
USD	1,503,318	BRL	5,709,303	SCB	01/16/19	31,609	—
USD	1,938,867	BRL	7,339,968	SCB	01/16/19	46,814	—
USD	248,856	CLP	167,815,765	BRC	01/18/19	6,969	—
USD	514,577	CLP	355,547,033	BRC	01/18/19	2,098	—
USD	146,267	HUF	41,507,665	BOA	02/20/19	—	2,355
USD	454,657	HUF	128,299,562	BRC	02/20/19	—	4,731
USD	154,948	HUF	44,012,438	UBS	02/20/19	—	2,643
USD	530,000	IDR	7,682,350,000	BRC	01/15/19	—	3,604
USD	320,000	IDR	4,603,200,000	BRC	01/29/19	741	—

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Lazard Emerging Markets Debt Portfolio (concluded)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

USD	620,000	IDR	8,975,492,000	SCB	01/15/19	$—	$3,424
USD	695,792	MXN	14,202,165	BRC	01/25/19	—	24,535
USD	660,000	MXN	13,042,029	SCB	01/25/19	—	1,486
USD	1,132,377	MYR	4,757,907	SCB	01/28/19	—	18,529
USD	530,321	PEN	1,794,608	BRC	01/10/19	—	2,282
USD	250,556	PEN	840,113	BRC	02/26/19	1,666	—
USD	350,000	PEN	1,181,705	BRC	03/04/19	—	5
USD	560,000	PEN	1,890,035	BRC	03/04/19	197	—
USD	569,444	PEN	1,909,632	SCB	02/26/19	3,702	—
USD	121,011	PEN	409,803	UBS	03/04/19	—	367
USD	6,890	RON	28,333	JPM	01/22/19	—	82
USD	612,565	TRY	3,310,299	BRC	01/22/19	—	6,046
USD	260,000	TRY	1,398,722	SCB	01/22/19	—	1,386
USD	320,000	TRY	1,727,888	SCB	01/22/19	—	2,898
USD	567,431	TWD	17,252,728	BRC	02/13/19	4,164	—
USD	455,700	TWD	13,953,534	BRC	02/14/19	112	—
USD	455,700	TWD	13,948,977	BRC	02/19/19	93	—
USD	177,921	TWD	5,445,262	BRC	02/21/19	39	—
USD	1,393,056	TWD	42,488,223	JPM	01/14/19	9,435	—
USD	617,469	TWD	18,777,244	SCB	02/13/19	4,430	—
USD	201,300	TWD	6,173,871	SCB	02/21/19	—	383
USD	201,379	TWD	6,164,222	SCB	02/21/19	12	—
USD	402,800	TWD	12,341,792	SCB	02/21/19	—	372
USD	1,160,642	TWD	35,415,795	UBS	01/14/19	7,332	—
USD	1,160,793	TWD	35,415,794	BOA	01/14/19	7,484	—
USD	1,161,326	TWD	35,415,795	UBS	01/14/19	8,017	—
USD	1,225,966	ZAR	17,665,186	BRC	02/19/19	5,077	—
USD	1,226,425	ZAR	17,665,184	BOA	02/19/19	5,537	—
USD	462,174	ZAR	6,686,683	SCB	02/19/19	39	—
USD	1,225,966	ZAR	17,665,186	SCB	02/19/19	5,077	—
USD	1,225,947	ZAR	17,665,186	UBS	02/19/19	5,058	—
UYU	12,260,000	USD	376,374	HSB	03/13/19	—	3,071
ZAR	11,234,158	USD	770,000	HSB	02/19/19	6,423	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$893,329	$186,013

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 32.4%

Australia | 0.9%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	70	$50,826

Belgium | 0.7%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	37	36,368

Canada | 1.0%
Canadian Imperial Bank of Commerce, 2.900%, 09/14/21	CAD	75	55,090

France | 1.1%
Schneider Electric SE, 2.950%, 09/27/22	USD	60	58,952

Germany | 2.3%
BMW Finance NV, 0.875%, 08/16/22	GBP	45	55,119
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20	USD	75	75,087
			130,206
Netherlands | 0.6%
BNG Bank NV, 5.000%, 09/16/20	NZD	45	31,467

Spain | 2.0%
Iberdrola International BV, 1.125%, 04/21/26	EUR	100	113,389

Switzerland | 0.8%
ABB Finance USA, Inc., 3.375%, 04/03/23	USD	45	44,949

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

United Kingdom | 1.8%
Unilever Capital Corp., 3.250%, 03/07/24	USD	100	$99,358

United States | 21.2%
Amazon.com, Inc., 3.800%, 12/05/24	USD	60	61,405
Apple, Inc., 3.850%, 05/04/43	USD	102	97,089
Ball Corp., 4.000%, 11/15/23	USD	30	29,175
Bank of America Corp., 3.499%, 05/17/22 (§)	USD	60	60,007
Caterpillar Financial Services Corp., 2.550%, 11/29/22	USD	40	38,851
Citigroup, Inc., 3.480% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	90	64,096
Constellation Brands, Inc., 4.250%, 05/01/23	USD	55	55,452
HCA, Inc.:
6.500%, 02/15/20	USD	15	15,375
5.000%, 03/15/24	USD	30	29,700
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	70	50,719
Johnson & Johnson, 3.625%, 03/03/37	USD	70	67,409
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	80	82,427
Microsoft Corp., 4.450%, 11/03/45	USD	92	97,715
Morgan Stanley, 3.625%, 01/20/27	USD	75	71,318
Nestle Holdings, Inc., 2.750%, 04/15/20	NOK	340	39,983
NIKE, Inc., 2.375%, 11/01/26	USD	75	68,739

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Sealed Air Corp., 4.875%, 12/01/22	USD	30	$29,700
Starbucks Corp., 3.100%, 03/01/23	USD	37	36,441
The Goldman Sachs Group, Inc., 3.625%, 01/22/23	USD	55	54,132
The Home Depot, Inc., 3.750%, 02/15/24	USD	55	56,233
United Parcel Service, Inc., 2.350%, 05/16/22	USD	37	36,098
United Rentals North America, Inc., 4.625%, 07/15/23	USD	30	29,437
			1,171,501
Total Corporate Bonds (Cost $1,859,178)			1,792,106

Foreign Government Obligations | 41.5%

Australia | 3.1%
Queensland Treasury Corp.:
3.000%, 03/22/24	AUD	79	57,293
2.750%, 08/20/27	AUD	80	56,156
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	72	59,097
			172,546
Bahamas | 2.3%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	118	126,260

Canada | 2.6%
City of Vancouver, 2.900%, 11/20/25	CAD	50	36,845
Province of British Columbia, 4.700%, 06/18/37	CAD	70	63,038
Province of Quebec, 1.650%, 03/03/22	CAD	60	43,224
			143,107

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Cayman Islands | 1.8%
Cayman Islands Government Bonds, 5.950%, 11/24/19	USD	100	$102,550

Chile | 2.9%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 03/01/26	CLP	75,000	110,004
5.000%, 03/01/35	CLP	35,000	52,602
			162,606
Croatia | 1.9%
Croatia Government International Bonds, 6.625%, 07/14/20	USD	100	104,000

Czech Republic | 2.1%
Czech Republic, 2.500%, 08/25/28	CZK	2,470	115,783

France | 1.0%
Government of France, 1.750%, 06/25/39	EUR	46	56,480

Hungary | 2.1%
Hungary Government Bonds:
3.000%, 06/26/24	HUF	15,600	57,773
3.000%, 10/27/27	HUF	16,590	59,068
			116,841
Ireland | 1.0%
Ireland Government Bonds, 1.700%, 05/15/37	EUR	48	56,026

Mexico | 2.6%
Mexican Bonos, 6.500%, 06/09/22	MXN	1,170	55,983
United Mexican States, 6.750%, 02/06/24	GBP	58	87,234
			143,217

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

New Zealand | 2.3%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	75	$54,709
4.500%, 04/15/27	NZD	95	69,966
			124,675
Norway | 2.2%
Oslo Kommune, 3.550%, 02/12/21	NOK	1,000	120,040

Philippines | 1.8%
Philippine Government Bonds, 4.250%, 04/11/20	PHP	5,460	100,440

Poland | 2.4%
Poland Government Bonds, 2.500%, 07/25/26	PLN	495	131,101

Romania | 3.3%
Romanian Government Bonds:
4.750%, 02/24/25	RON	505	126,306
2.375%, 04/19/27	EUR	50	57,001
			183,307
Singapore | 2.8%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	200	155,281

Spain | 1.2%
Spain Government Bonds, 1.600%, 04/30/25	EUR	55	66,359

United Kingdom | 2.1%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	47	59,788
1.500%, 07/22/47	GBP	46	54,237
			114,025
Total Foreign Government Obligations (Cost $2,426,724)			2,294,644

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Quasi Government Bonds | 1.0%

Canada | 1.0%
Export Development Canada, 1.800%, 09/01/22 (Cost $56,535)	CAD	75	$54,271

Supranational Bonds | 11.1%
African Development Bank, 2.375%, 09/23/21	USD	75	74,509
Asian Development Bank:
1.000%, 12/15/22	GBP	45	56,868
2.125%, 03/19/25	USD	67	64,578
European Bank for Reconstruction & Development, 7.375%, 04/15/19	IDR	310,000	21,471
European Investment Bank:
7.200%, 07/09/19	IDR	170,000	11,676
1.125%, 09/16/21 (#)	CAD	75	53,402
International Bank for Reconstruction & Development:
5.750%, 10/28/19	INR	1,500	21,043
3.500%, 01/22/21	NZD	40	27,518
2.500%, 08/03/23	CAD	115	85,071
2.900%, 11/26/25	AUD	40	28,528
International Finance Corp.:
3.625%, 05/20/20	NZD	70	47,918
2.125%, 04/07/26	USD	125	119,916

Total Supranational Bonds (Cost $633,220)			612,498

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

US Municipal Bonds | 1.8%

California | 1.8%
California State Build America Bonds, 7.500%, 04/01/34	USD	50	$68,137
State of California, 4.500%, 04/01/33	USD	30	31,405

Total US Municipal Bonds (Cost $104,842)			99,542

US Treasury Securities | 11.5%
Treasury Inflation Protected Security, 0.125%, 04/15/20	USD	59	58,055
US Treasury Notes:
1.750%, 10/31/20	USD	55	54,239
2.125%, 05/15/25	USD	145	141,138
2.875%, 08/15/28	USD	156	158,523
3.125%, 11/15/41	USD	218	223,579

Total US Treasury Securities (Cost $629,616)			635,534

Total Investments | 99.3% (Cost $5,710,115) (»)			$5,488,595

Cash and Other Assets in Excess of Liabilities | 0.7%			39,478

Net Assets | 100.0%			$5,528,073

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	30,677	USD	22,600	CIT	02/14/19	$—	$976
CHF	39,121	USD	39,261	HSB	02/14/19	694	—
EUR	4,010	USD	4,614	CIT	01/10/19	—	17
EUR	11,289	USD	12,872	HSB	01/10/19	70	—
EUR	46,366	USD	53,000	HSB	01/10/19	155	—
EUR	57,869	USD	66,300	HSB	01/10/19	41	—
EUR	841,683	USD	968,516	HSB	01/10/19	—	3,603
JPY	46,571,444	USD	416,147	CIT	02/14/19	10,036	—
JPY	77,156,708	USD	689,481	HSB	02/14/19	16,593	—
MXN	1,550,549	USD	75,783	CIT	02/14/19	2,611	—
NZD	37,631	USD	25,800	HSB	02/14/19	—	523
USD	29,091	AUD	39,856	CIT	02/14/19	996	—
USD	125,161	AUD	173,278	CIT	02/14/19	3,015	—
USD	66,253	AUD	91,747	HSB	02/14/19	1,579	—
USD	57,422	CAD	75,891	CIT	02/14/19	1,773	—
USD	222,978	CAD	294,647	HSB	02/14/19	6,922	—
USD	20,244	CAD	26,746	JPM	02/14/19	631	—
USD	160,539	CLP	111,084,615	CIT	01/31/19	347	—
USD	45,287	CZK	1,030,335	HSB	01/29/19	—	619
USD	62,492	CZK	1,421,814	JPM	01/29/19	—	858
USD	84,400	EUR	74,518	HSB	01/10/19	—	1,028
USD	48,977	GBP	38,010	HSB	02/14/19	430	—
USD	52,404	HUF	14,746,967	JPM	05/08/19	—	690
USD	57,379	HUF	15,940,127	JPM	05/08/19	—	11
USD	16,362	IDR	246,333,337	HSB	02/15/19	—	692
USD	19,065	INR	1,414,348	CIT	01/28/19	—	1,137
USD	29,800	JPY	3,344,708	CIT	02/14/19	—	808
USD	54,100	JPY	6,095,507	HSB	02/14/19	—	1,681
USD	96,946	MXN	1,983,212	HSB	02/14/19	—	3,323
USD	19,946	MXN	408,092	JPM	02/14/19	—	687
USD	165,913	NOK	1,394,054	HSB	02/14/19	4,376	—
USD	202,604	NZD	298,166	HSB	02/14/19	2,325	—
USD	103,134	PHP	5,488,806	HSB	01/28/19	—	1,009
USD	116,235	PLN	438,369	HSB	02/14/19	—	1,001
USD	126,923	RON	519,907	HSB	01/28/19	—	998
USD	10,362	SGD	14,193	HSB	02/14/19	—	60
USD	129,841	SGD	177,854	JPM	02/14/19	—	770
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$52,594	$20,491

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 98.8%

Aerospace & Defense | 0.7%
Bombardier, Inc., 7.750%, 03/15/20 (#)	$975	$989,625
Triumph Group, Inc., 4.875%, 04/01/21	1,400	1,256,500
		2,246,125
Auto Components | 2.3%
Dana, Inc., 5.500%, 12/15/24	1,800	1,674,000
Delphi Technologies PLC, 5.000%, 10/01/25 (#)	1,925	1,620,349
Tenneco, Inc., 5.000%, 07/15/26	2,400	1,846,200
The Goodyear Tire & Rubber Co.:
5.125%, 11/15/23	1,800	1,764,000
5.000%, 05/31/26	250	225,000
		7,129,549
Automobiles | 1.0%
Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	2,300	2,260,831
Jaguar Land Rover Automotive PLC, 4.500%, 10/01/27 (#)	1,000	745,000
		3,005,831
Building Products | 1.1%
Griffon Corp., 5.250%, 03/01/22	1,800	1,629,000
USG Corp., 4.875%, 06/01/27 (#)	1,900	1,914,250
		3,543,250
Capital Markets | 1.1%
Icahn Enterprises LP, 6.000%, 08/01/20	1,500	1,498,125
MPT Operating Partnership LP, 6.375%, 03/01/24	1,810	1,855,250
		3,353,375

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Chemicals | 3.5%
CF Industries, Inc., 3.450%, 06/01/23	$1,975	$1,836,750
Huntsman International LLC, 4.875%, 11/15/20	1,600	1,604,000
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	910,405
NOVA Chemicals Corp., 5.250%, 08/01/23 (#)	1,800	1,701,000
Platform Specialty Products Corp., 6.500%, 02/01/22 (#)	1,700	1,700,000
Valvoline, Inc., 4.375%, 08/15/25	1,500	1,380,000
WR Grace & Co-Conn, 5.125%, 10/01/21 (#)	1,700	1,683,000
		10,815,155
Commercial Services & Supplies | 3.5%
ACCO Brands Corp., 5.250%, 12/15/24 (#)	1,800	1,611,000
Aramark Services, Inc., 5.000%, 04/01/25 (#)	2,500	2,443,750
Ashtead Capital, Inc., 4.375%, 08/15/27 (#)	1,900	1,710,000
KAR Auction Services, Inc., 5.125%, 06/01/25 (#)	1,800	1,624,500
Multi-Color Corp., 4.875%, 11/01/25 (#)	2,000	1,710,000
The ADT Security Corp.:
6.250%, 10/15/21	1,400	1,419,250
4.125%, 06/15/23	500	457,500
		10,976,000
Communications Equipment | 1.0%
CommScope, Inc., 5.000%, 06/15/21 (#)	1,500	1,485,000
Plantronics, Inc., 5.500%, 05/31/23 (#)	1,750	1,627,500
		3,112,500

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Construction Materials | 1.0%
James Hardie International Finance DAC, 5.000%, 01/15/28 (#)	$1,760	$1,504,800
Standard Industries, Inc., 5.375%, 11/15/24 (#)	1,750	1,642,813
		3,147,613
Containers & Packaging | 4.0%
Ball Corp., 4.000%, 11/15/23	2,400	2,334,000
Cascades, Inc., 5.500%, 07/15/22 (#)	1,500	1,462,500
Crown Americas LLC:
4.500%, 01/15/23	1,800	1,757,250
4.250%, 09/30/26	500	448,750
Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (#)	2,392	2,368,080
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,454	1,450,027
Sealed Air Corp., 4.875%, 12/01/22 (#)	1,700	1,683,000
Smurfit Kappa Treasury Funding DAC, 7.500%, 11/20/25	750	855,750
		12,359,357
Diversified Consumer Services | 1.1%
Service Corp. International, 4.625%, 12/15/27	2,000	1,880,000
The ServiceMaster Co. LLC, 5.125%, 11/15/24 (#)	1,800	1,701,000
		3,581,000
Diversified Financial Services | 1.9%
Herc Rentals, Inc., 7.750%, 06/01/24 (#)	1,189	1,239,533
INEOS Group Holdings SA, 5.625%, 08/01/24 (#)	1,700	1,506,200
Level 3 Financing, Inc., 5.125%, 05/01/23	1,800	1,737,000

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Travelport Corporate Finance PLC, 6.000%, 03/15/26 (#)	$1,500	$1,515,000
		5,997,733
Diversified Telecommunication Services | 3.3%
CenturyLink, Inc., 5.625%, 04/01/20	1,800	1,791,000
CyrusOne LP, 5.000%, 03/15/24	2,300	2,254,000
Hughes Satellite Systems Corp., 5.250%, 08/01/26	2,391	2,190,754
SBA Communications Corp., 4.875%, 09/01/24	2,300	2,162,000
Zayo Group LLC, 5.750%, 01/15/27 (#)	2,250	2,008,125
		10,405,879
Energy Equipment & Services | 1.2%
Precision Drilling Corp., 5.250%, 11/15/24	1,500	1,245,000
Transocean, Inc., 9.000%, 07/15/23 (#)	1,750	1,741,250
Weatherford International, Ltd., 8.250%, 06/15/23	1,250	753,125
		3,739,375
Entertainment | 1.2%
Live Nation Entertainment, Inc., 4.875%, 11/01/24 (#)	1,800	1,710,000
Netflix, Inc.:
5.375%, 02/01/21	1,550	1,569,375
4.375%, 11/15/26	500	453,750
		3,733,125
Equity Real Estate Investment Trusts (REITs) | 3.6%
Equinix, Inc., 5.375%, 05/15/27	2,700	2,639,250
ESH Hospitality, Inc., 5.250%, 05/01/25 (#)	2,300	2,139,000

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Iron Mountain, Inc., 6.000%, 08/15/23	$1,700	$1,721,250
MGM Growth Properties Operating Partnership LP, 4.500%, 09/01/26	1,800	1,629,000
RHP Hotel Properties LP, 5.000%, 04/15/23	1,775	1,730,625
Uniti Group LP, 6.000%, 04/15/23 (#)	1,700	1,538,500
		11,397,625
Food & Staples Retailing | 1.6%
Albertsons Cos. LLC, 6.625%, 06/15/24	1,750	1,623,125
Ingles Markets, Inc., 5.750%, 06/15/23	1,750	1,728,125
Performance Food Group, Inc., 5.500%, 06/01/24 (#)	1,805	1,746,338
		5,097,588
Food Products | 2.4%
B&G Foods, Inc., 4.625%, 06/01/21	1,500	1,462,500
Darling Ingredients, Inc., 5.375%, 01/15/22	850	843,625
Lamb Weston Holdings, Inc., 4.625%, 11/01/24 (#)	2,300	2,236,750
Post Holdings, Inc., 5.000%, 08/15/26 (#)	1,800	1,638,000
TreeHouse Foods, Inc., 4.875%, 03/15/22	1,500	1,473,750
		7,654,625
Gas Utilities | 1.1%
AmeriGas Partners LP, 5.625%, 05/20/24	1,800	1,701,000
Suburban Propane Partners LP, 5.500%, 06/01/24	1,800	1,674,000
		3,375,000

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Health Care Equipment & Supplies | 1.2%
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (#)	$1,800	$1,800,000
Hologic, Inc., 4.625%, 02/01/28 (#)	2,300	2,070,000
		3,870,000
Health Care Providers & Services | 3.6%
Centene Corp.:
6.125%, 02/15/24	1,750	1,791,562
4.750%, 01/15/25	500	477,500
DaVita, Inc., 5.125%, 07/15/24	2,300	2,156,250
Encompass Health Corp., 5.125%, 03/15/23	1,801	1,764,980
HCA, Inc., 6.500%, 02/15/20	1,600	1,640,000
Molina Healthcare, Inc., 5.375%, 11/15/22	1,700	1,640,500
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	698,320
4.375%, 10/01/21	1,250	1,209,375
		11,378,487
Hotels, Restaurants & Leisure | 9.5%
1011778 BC ULC, 4.625%, 01/15/22 (#)	1,800	1,741,500
Boyd Gaming Corp.:
6.875%, 05/15/23	1,700	1,717,000
6.375%, 04/01/26	750	725,625
Brinker International, Inc., 5.000%, 10/01/24 (#)	2,000	1,880,000
Cedar Fair LP, 5.375%, 04/15/27	1,800	1,701,000
Cinemark USA, Inc., 4.875%, 06/01/23	1,800	1,728,000
Diamond Resorts International, Inc., 7.750%, 09/01/23 (#)	1,500	1,440,000

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

GLP Capital LP, 4.875%, 11/01/20	$1,500	$1,512,750
Golden Nugget, Inc., 6.750%, 10/15/24 (#)	1,622	1,528,735
Hilton Worldwide Finance LLC, 4.625%, 04/01/25	2,315	2,193,462
International Game Technology PLC, 6.250%, 02/15/22 (#)	1,450	1,453,625
KFC Holding Co., 5.250%, 06/01/26 (#)	2,900	2,805,837
MGM Resorts International:
6.625%, 12/15/21	1,000	1,025,000
4.625%, 09/01/26	800	718,000
Scientific Games International, Inc., 5.000%, 10/15/25 (#)	2,000	1,785,000
Six Flags Entertainment Corp., 4.875%, 07/31/24 (#)	2,150	2,026,375
Station Casinos LLC, 5.000%, 10/01/25 (#)	1,700	1,538,500
Wynn Las Vegas LLC, 5.500%, 03/01/25 (#)	2,300	2,144,750
		29,665,159
Household Durables | 0.5%
Tempur Sealy International, Inc., 5.625%, 10/15/23	1,750	1,688,750
Household Products | 1.1%
Energizer Holdings, Inc., 5.500%, 06/15/25 (#)	1,750	1,579,375
Spectrum Brands, Inc., 5.750%, 07/15/25	1,800	1,709,460
		3,288,835
Independent Power & Renewable Electricity Producers | 1.6%
AES Corp., 5.125%, 09/01/27	2,000	1,920,000

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Calpine Corp., 6.000%, 01/15/22 (#)	$1,500	$1,488,750
NextEra Energy Operating Partners LP, 4.500%, 09/15/27 (#)	1,750	1,557,500
		4,966,250
IT Services | 1.2%
First Data Corp.:
5.375%, 08/15/23 (#)	1,600	1,572,000
5.000%, 01/15/24 (#)	500	481,250
VeriSign, Inc., 4.625%, 05/01/23	1,800	1,773,000
		3,826,250
Machinery | 3.4%
Allison Transmission, Inc., 4.750%, 10/01/27 (#)	1,795	1,597,550
Amsted Industries, Inc., 5.000%, 03/15/22 (#)	1,700	1,653,250
Meritor, Inc., 6.250%, 02/15/24	2,000	1,910,000
Mueller Water Products, Inc., 5.500%, 06/15/26 (#)	2,050	1,988,500
SPX FLOW, Inc., 5.625%, 08/15/24 (#)	1,750	1,653,750
Terex Corp., 5.625%, 02/01/25 (#)	1,790	1,666,937
		10,469,987
Media | 13.2%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,466,250
Cable One, Inc., 5.750%, 06/15/22 (#)	1,750	1,758,750
CBS Radio, Inc., 7.250%, 11/01/24 (#)	1,500	1,395,000
CCO Holdings LLC:
5.250%, 03/15/21	1,950	1,951,219
5.125%, 05/01/27 (#)	500	465,700

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	$1,750	$1,750,000
CSC Holdings LLC:
5.500%, 05/15/26 (#)	1,000	942,500
7.500%, 04/01/28 (#)	1,690	1,685,775
DISH DBS Corp., 5.125%, 05/01/20	1,600	1,580,000
Lamar Media Corp., 5.750%, 02/01/26	2,026	2,051,325
Mediacom Broadband LLC, 5.500%, 04/15/21	1,500	1,494,375
Meredith Corp., 6.875%, 02/01/26 (#)	2,000	1,955,000
Nexstar Broadcasting Inc., 5.875%, 11/15/22	1,750	1,745,625
Outfront Media Capital LLC, 5.250%, 02/15/22	1,500	1,492,500
Sinclair Television Group, Inc., 5.375%, 04/01/21	1,900	1,895,250
Sirius XM Radio, Inc.:
5.375%, 04/15/25 (#)	400	379,000
5.000%, 08/01/27 (#)	2,000	1,827,500
TEGNA, Inc., 6.375%, 10/15/23	1,900	1,904,750
The EW Scripps Co., 5.125%, 05/15/25 (#)	1,800	1,651,500
Tribune Media Co., 5.875%, 07/15/22	1,800	1,809,000
Unitymedia Hessen GmbH & Co. KG, 5.000%, 01/15/25 (#)	1,700	1,660,900
Univision Communications, Inc., 5.125%, 02/15/25 (#)	2,300	2,018,250
Videotron, Ltd.:
5.000%, 07/15/22	1,808	1,798,960
5.125%, 04/15/27 (#)	500	472,500

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Virgin Media Secured Finance PLC, 5.250%, 01/15/26 (#)	$2,400	$2,199,000
WMG Acquisition Corp., 4.875%, 11/01/24 (#)	1,850	1,752,875
		41,103,504
Metals & Mining | 3.5%
Alcoa Nederland Holding BV, 6.750%, 09/30/24 (#)	2,300	2,334,500
Anglo American Capital PLC, 4.875%, 05/14/25 (#)	1,900	1,861,338
Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,700	2,490,750
Glencore Funding LLC, 4.625%, 04/29/24 (#)	2,000	1,982,480
Steel Dynamics, Inc.:
4.125%, 09/15/25	500	459,375
5.000%, 12/15/26	1,800	1,705,500
		10,833,943
Oil, Gas & Consumable Fuels | 10.4%
Andeavor Logistics LP, 4.250%, 12/01/27	1,500	1,416,815
Antero Resources Corp., 5.125%, 12/01/22	1,850	1,739,000
Cenovus Energy, Inc., 3.800%, 09/15/23	2,500	2,411,577
Cheniere Energy Partners LP, 5.250%, 10/01/25	1,250	1,165,625
Diamondback Energy, Inc., 4.750%, 11/01/24	1,800	1,737,000
Energy Transfer Equity LP:
7.500%, 10/15/20	1,250	1,300,000
5.875%, 01/15/24	750	765,660
Gulfport Energy Corp., 6.000%, 10/15/24	1,700	1,504,500
Holly Energy Partners LP, 6.000%, 08/01/24 (#)	2,340	2,293,200

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Murphy Oil Corp., 6.875%, 08/15/24	$1,500	$1,491,791
Newfield Exploration Co., 5.625%, 07/01/24	1,900	1,923,750
Parsley Energy LLC, 5.625%, 10/15/27 (#)	2,000	1,817,500
PBF Holding Co. LLC, 7.000%, 11/15/23	1,400	1,337,000
Range Resources Corp., 5.000%, 08/15/22	1,700	1,521,500
Southwestern Energy Co., 6.200%, 01/23/25	1,800	1,608,750
Sunoco LP, 5.500%, 02/15/26	2,000	1,895,000
Tallgrass Energy Partners LP, 5.500%, 01/15/28 (#)	1,250	1,200,000
Targa Resources Partners LP, 5.250%, 05/01/23	1,800	1,764,000
Whiting Petroleum Corp.:
5.750%, 03/15/21	900	855,000
6.625%, 01/15/26	1,000	857,500
WPX Energy, Inc.:
6.000%, 01/15/22	900	875,250
5.750%, 06/01/26	1,000	905,000
		32,385,418
Personal Products | 0.5%
First Quality Finance Co., Inc., 4.625%, 05/15/21 (#)	1,500	1,451,250

Pharmaceuticals | 0.9%
Endo Finance LLC, 5.750%, 01/15/22 (#)	1,600	1,332,000
Mallinckrodt International Finance SA, 5.750%, 08/01/22 (#)	1,700	1,466,250
		2,798,250

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Professional Services | 1.1%
IHS Markit, Ltd., 5.000%, 11/01/22 (#)	$1,750	$1,767,500
Nielsen Finance LLC, 5.000%, 04/15/22 (#)	1,800	1,719,000
		3,486,500
Road & Rail | 0.4%
The Hertz Corp., 5.500%, 10/15/24 (#)	1,800	1,314,000

Semiconductors & Semiconductor Equipment | 0.3%
Qorvo, Inc., 5.500%, 07/15/26 (#)	1,000	955,000

Software | 1.6%
j2 Cloud Services LLC, 6.000%, 07/15/25 (#)	1,800	1,759,500
Nuance Communications, Inc.:
5.375%, 08/15/20 (#)	392	391,510
5.625%, 12/15/26	1,500	1,425,000
Rackspace Hosting, Inc., 8.625%, 11/15/24 (#)	2,000	1,560,000
		5,136,010
Specialty Retail | 1.1%
Group 1 Automotive, Inc., 5.000%, 06/01/22	1,912	1,807,853
Penske Automotive Group, Inc., 5.500%, 05/15/26	1,800	1,674,000
		3,481,853
Technology Hardware, Storage & Peripherals | 2.2%
Dell International LLC, 7.125%, 06/15/24 (#)	1,775	1,806,063
NCR Corp., 4.625%, 02/15/21	1,568	1,528,800
Seagate HDD Cayman, 4.750%, 01/01/25	1,900	1,684,925

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (concluded)

Western Digital Corp., 4.750%, 02/15/26	$2,000	$1,735,000
		6,754,788
Textiles, Apparel & Luxury Goods | 0.5%
Hanesbrands, Inc., 4.625%, 05/15/24 (#)	1,750	1,640,625

Trading Companies & Distributors | 2.5%
Aircastle, Ltd., 5.125%, 03/15/21	1,500	1,524,379
HD Supply, Inc., 5.375%, 10/15/26 (#)	2,000	1,937,180
United Rentals North America, Inc.:
4.625%, 07/15/23	1,100	1,079,375
5.750%, 11/15/24	1,650	1,588,125
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,580,000
		7,709,059
Wireless Telecommunication Services | 1.9%
Inmarsat Finance PLC, 4.875%, 05/15/22 (#)	1,750	1,647,118
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,482,375
Sprint Corp., 7.125%, 06/15/24	500	495,530
T-Mobile USA, Inc., 6.500%, 01/15/26	2,300	2,346,000
		5,971,023
Total Corporate Bonds (Cost $327,221,574)		308,845,646

Total Investments | 98.8% (Cost $327,221,574)		$308,845,646

Cash and Other Assets in Excess of Liabilities | 1.2%		3,754,149

Net Assets | 100.0%		$312,599,795

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 4.3%

Automobiles | 4.3%
GM Financial Automobile Leasing Trust:
2.610%, 01/20/21	$2,150	$2,139,747
3.180%, 06/21/21	1,000	1,001,450
World Omni Automobile Lease Securitization Trust:
2.830%, 07/15/21	750	747,581
3.190%, 12/15/21	1,125	1,131,340

Total Asset-Backed Securities (Cost $5,024,776)		5,020,118

Corporate Bonds | 37.5%

Banks | 14.2%
Bank of America Corp., 7.625%, 06/01/19	4,160	4,233,662
Citigroup, Inc.:
2.050%, 06/07/19	553	550,671
2.450%, 01/10/20	1,425	1,413,403
2.400%, 02/18/20	2,640	2,615,713
JPMorgan Chase & Co., 6.300%, 04/23/19	4,272	4,313,773
Wells Fargo & Co., 2.600%, 07/22/20	3,425	3,391,244
		16,518,466
Biotechnology | 2.0%
Amgen, Inc., 5.700%, 02/01/19	2,328	2,332,749

Capital Markets | 7.4%
Morgan Stanley, 5.500%, 01/26/20	4,200	4,294,935
The Goldman Sachs Group, Inc., 5.375%, 03/15/20	4,230	4,324,039
		8,618,974

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (continued)

Electronic Equipment, Instruments & Components | 2.5%
Amphenol Corp.:
2.550%, 01/30/19	$1,825	$1,823,801
2.200%, 04/01/20	1,115	1,098,354
		2,922,155
Food & Staples Retailing | 2.1%
The Kroger Co., 2.300%, 01/15/19	2,395	2,394,172

Internet & Direct Marketing Retail | 1.0%
eBay, Inc., 3.250%, 10/15/20	1,129	1,127,743

IT Services | 2.1%
Fiserv, Inc., 2.700%, 06/01/20	2,510	2,490,971

Media | 1.9%
21st Century Fox America, Inc., 6.900%, 03/01/19	2,197	2,209,605

Oil, Gas & Consumable Fuels | 4.3%
Enterprise Products Operating LLC, 2.550%, 10/15/19	2,525	2,511,648
Valero Energy Corp., 6.125%, 02/01/20	2,375	2,444,115
		4,955,763
Total Corporate Bonds (Cost $43,829,778)		43,570,598

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (continued)

US Government Securities | 8.8%

Mortgage-Backed Securities | 8.8%
Federal Home Loan Mortgage Corp.:
Pool# 848138, 4.322%, 07/01/38 (§)	$535	$563,590
Pool# 848514, 4.439%, 03/01/32 (§)	1,203	1,264,291
Pool# 848517, 4.456%, 12/01/34 (§)	700	735,546
Pool# 849414, 4.367%, 07/01/35 (§)	912	958,938
Pool# G13867, 5.000%, 06/01/25	217	224,854
Federal National Mortgage Association:
Pool# 725296, 3.654%, 03/01/34 (§)	472	492,473
Pool# 995609, 4.541%, 04/01/35 (§)	490	513,993
Pool# AD0701, 4.107%, 02/01/37 (§)	531	553,152
Pool# AE0149, 4.123%, 12/01/36 (§)	491	517,547
Pool# AE0315, 4.500%, 02/01/21	7	7,519
Pool# AL0345, 4.364%, 11/01/35 (§)	378	395,841
Pool# AL3739, 4.178%, 07/01/38 (§)	154	161,633
Pool# AL3746, 4.216%, 01/01/37 (§)	587	618,265
Pool# AL3941, 6.000%, 03/01/24	133	136,598
Pool# AL4118, 4.536%, 05/01/35 (§)	363	379,315
Pool# AL4545, 4.321%, 05/01/39 (§)	386	404,664
Pool# AL4660, 4.133%, 11/01/41 (§)	463	482,073
Pool# AL5574, 4.217%, 12/01/40 (§)	821	865,108
Pool# AL5642, 4.251%, 05/01/39 (§)	965	1,016,568

Total US Government Securities (Cost $10,321,759)		10,291,968

US Treasury Securities | 48.0%
US Treasury Notes:
1.500%, 10/31/19	9,105	9,019,959
1.625%, 12/31/19	20,005	19,805,714
1.500%, 04/15/20	10,585	10,443,574
1.625%, 07/31/20	16,745	16,505,908

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Description	Shares	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Total US Treasury Securities (Cost $55,711,113)		$55,775,155

Short-Term Investments | 0.5%

State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $597,499)	597,499	597,499

Total Investments | 99.1% (Cost $115,484,925)		$115,255,338

Cash and Other Assets in Excess of Liabilities | 0.9%		1,057,167

Net Assets | 100.0%		$116,312,505

The accompanying notes are an integral part of these financial statements.

Annual Report  69

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2018

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2018, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Debt	8.3%
Global Fixed Income	1.0
US Corporate Income	45.4

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2018.

(Ø)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2018 which may step up at a future date.

(«)	Issue in default.

(»)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

BADLARPP	— Argentina Deposit Rates Badlar Private Banks
BBSW	— Bank Bill Swap Reference Rate
LIBOR	— London Interbank Offered Rate
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F

Currency Abbreviations:

ARS	—	Argentine Peso	MYR	—	Malaysian Ringgit
AUD	—	Australian Dollar	NGN	—	Nigerian Naira
BRL	—	Brazilian Real	NOK	—	Norwegian Krone
CAD	—	Canadian Dollar	NZD	—	New Zealand Dollar
CHF	—	Swiss Franc	PEN	—	Peruvian Nuevo Sol
CLP	—	Chilean Peso	PHP	—	Philippine Peso
COP	—	Colombian Peso	PLN	—	Polish Zloty
CZK	—	Czech Koruna	RON	—	New Romanian Leu
DOP	—	Dominican Republic Peso	RUB	—	Russian Ruble
EUR	—	Euro	SGD	—	Singapore Dollar
GBP	—	British Pound Sterling	THB	—	Thai Baht
GHS	—	Ghanaian Cedi	TRY	—	New Turkish Lira
HUF	—	Hungarian Forint	TWD	—	Taiwan Dollar
IDR	—	Indonesian Rupiah	USD	—	United States Dollar
INR	—	Indian Rupee	UYU	—	Uruguayan Peso
JPY	—	Japanese Yen	ZAR	—	South African Rand
MXN	—	Mexican New Peso

Counterparty Abbreviations:

BOA	—	Bank of America NA	HSB	—	HSBC Bank USA NA
BRC	—	Barclays Bank PLC	JPM	—	JPMorgan Chase Bank NA
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
GSC	—	Goldman Sachs International	UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio

Corporate & Quasi Government Bonds
Air Freight & Logistics	—%	0.6%
Automobiles	—	1.0
Banks	0.9	5.3
Beverages	—	1.6
Capital Markets	—	2.3
Communications Equipment	0.2	—
Consumer Finance	—	0.7
Containers & Packaging	—	1.1
Diversified Financial Services	0.1	1.8
Diversified Telecommunication Services	0.3	0.9
Electric Utilities	2.0	2.1
Electrical Equipment	—	1.1
Energy Equipment & Services	0.1	—
Food Products	—	0.7
Health Care Providers & Services	—	2.2
Hotels, Restaurants & Leisure	—	0.7
Independent Power & Renewable Electricity Producers	0.9	—
Internet & Direct Marketing Retail	—	1.1
Machinery	—	0.9
Media	0.1	—
Metals & Mining	0.9	—
Oil, Gas & Consumable Fuels	1.0	—
Personal Products	—	1.8
Pharmaceuticals	—	1.2
Software	—	1.8
Specialty Retail	—	1.0
Technology Hardware, Storage & Peripherals	—	1.8
Textiles, Apparel & Luxury Goods	—	1.2
Thrifts & Mortgage Finance	0.1	—
Trading Companies & Distributors	—	0.5
Wireless Telecommunication Services	0.4	—
Subtotal	7.0	33.4
Foreign Government Obligations	88.9	41.5
Supranational Bonds	1.0	11.1
US Municipal Bonds	—	1.8
US Treasury Securities	—	11.5
Short-Term Investments	2.4	—
Total Investments	99.3%	99.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  71

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2018	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio
ASSETS
Investments in securities, at fair value	$241,965,189	$5,488,595
Cash	—	—
Foreign currency, at fair value	1,104,872	10
Receivables for:
Dividends and interest	4,515,885	60,464
Investments sold	600,937	—
Capital stock sold	25,825	—
Amount due from Investment Manager (Note 3)	—	12,573
Gross unrealized appreciation on forward currency contracts	893,329	52,594
Total assets	249,106,037	5,614,236

LIABILITIES
Due to custodian	937,878	28,109
Cash collateral due to broker on forward currency contracts	560,000	—
Payables for:
Management fees	154,136	—
Accrued professional services	40,436	26,681
Accrued custodian fees	36,418	7,853
Accrued distribution fees	142	—
Investments purchased	3,402,121	—
Capital stock redeemed	123,788	138
Dividends	3,352	—
Gross unrealized depreciation on forward currency contracts	186,013	20,491
Line of credit outstanding	—	—
Other accrued expenses and payables	24,911	2,891
Total liabilities	5,469,195	86,163
Net assets	$243,636,842	$5,528,073

NET ASSETS
Paid in capital	$305,756,735	$5,817,658
Distributable earnings (Accumulated loss)	(62,119,893)	(289,585)
Net assets	$243,636,842	$5,528,073

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$308,845,646	$115,255,338
2,350	282,336
—	—

4,544,268	861,743
—	—
457,280	13,343
—	—

—	—
313,849,544	116,412,760

—	—

—	—

130,039	23,766
28,860	28,282
18,404	7,676
1,052	—
—	—
203,472	21,304
65,564	14,147

—	—
790,000	—
12,358	5,080
1,249,749	100,255
$312,599,795	$116,312,505

$337,285,223	$118,208,858
(24,685,428)	(1,896,353)
$312,599,795	$116,312,505

Annual Report  73

December 31, 2018	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio
Institutional Shares
Net assets	$143,014,914	$5,495,303
Shares of capital stock outstanding*	19,428,100	635,449
Net asset value, offering and redemption price per share	$7.36	$8.65

Open Shares
Net assets	$670,186	$32,770
Shares of capital stock outstanding*	90,147	3,789
Net asset value, offering and redemption price per share	$7.43	$8.65

R6 Shares
Net assets	$99,951,742	—
Shares of capital stock outstanding*	12,683,587	—
Net asset value, offering and redemption price per share	$7.88	—

Cost of investments in securities	$260,258,692	$5,710,115
Cost of foreign currency	$1,098,638	$10

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$308,285,139	$116,275,720
67,838,982	11,984,211

$4.54	$9.70

$4,313,614	$36,785
944,746	3,789

$4.57	$9.71

$1,042	—
223	—

$4.67	—

$327,221,574	$115,484,925
$—	$—

Annual Report  75

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2018	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio
Investment Income (Loss)
Income
Interest*	$16,839,461	$165,784
Expenses
Management fees (Note 3)	1,868,732	27,300
Custodian fees	231,924	49,999
Professional services	70,842	42,235
Administration fees	43,970	10,507
Registration fees	42,334	37,781
Shareholders’ services	37,469	23,791
Directors’ fees and expenses	14,143	5,185
Shareholders’ reports	12,323	6,479
Distribution fees (Open Shares)	6,502	82
Other^	10,180	5,223
Total gross expenses	2,338,419	208,582
Management fees waived and expenses reimbursed	(38,405)	(170,124)
Total net expenses	2,300,014	38,458
Net investment income (loss)	14,539,447	127,326
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts and Swap Agreements
Net realized gain (loss) on:
Investments**	(10,371,606)	(38,726)
Foreign currency transactions	2,049,317	(896)
Forward currency contracts	(411,030)	(41,569)
Swap agreements	(2,287,060)	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	(11,020,379)	(81,191)
Net change in unrealized appreciation (depreciation) on:
Investments†	(22,258,207)	(245,230)
Foreign currency translations	2,552	(1,388)
Forward currency contracts	744,115	57,838
Swap agreements	59,623	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	(21,451,917)	(188,780)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	(32,472,296)	(269,971)
Net increase (decrease) in net assets resulting from operations	$(17,932,849)	$(142,645)
* Net of foreign withholding taxes of	$195,760	$1,250
** Net of foreign capital gains taxes of	$54,706	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$141,621	$—
^ Includes interest on line of credit of	$1,631	$126

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$18,013,003	$2,646,662

1,906,163	275,310
110,377	49,584
54,398	47,251
56,147	23,590
40,293	38,148
43,362	24,393
17,240	8,860
16,578	7,462
14,589	77
10,572	5,383
2,269,719	480,058
(344,584)	(39,038)
1,925,135	441,020
16,087,868	2,205,642

588,674	(1,149,097)
—	—
—	—
—	—

588,674	(1,149,097)

(25,354,375)	237,332
—	—
—	—
—	—

(25,354,375)	237,332

(24,765,701)	(911,765)

$(8,677,833)	$1,293,877
$—	$—
$—	$—

$—	$—
$77	$—

Annual Report  77

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$14,539,447	$15,179,241
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	(11,020,379)	2,771,528
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	(21,451,917)	14,280,735
Net increase (decrease) in net assets resulting from operations	(17,932,849)	32,231,504

Distributions to shareholders (Note 2(f))
Net investment income and net realized gains
Institutional Shares	(4,701,379)	(13,803,686)
Open Shares	(68,347)	(387,708)
R6 Shares	(2,107,177)	(2,026)
Return of capital
Institutional Shares	(5,201,496)	(878,881)
Open Shares	(75,617)	(24,685)
R6 Shares	(2,331,332)	(129)
Net decrease in net assets resulting from distributions	(14,485,348)	(15,097,115)

Capital stock transactions
Net proceeds from sales
Institutional Shares	53,729,663	45,172,035
Open Shares	2,519,684	3,209,100
R6 Shares	110,381,409	1,000
Net proceeds from reinvestment of distributions
Institutional Shares	9,761,506	14,640,287
Open Shares	142,468	412,234
R6 Shares	4,438,509	—
Cost of shares redeemed
Institutional Shares	(183,928,083)	(36,381,779)
Open Shares	(8,319,029)	(4,477,834)
R6 Shares	—	(1,158,913)
Net increase (decrease) in net assets from capital stock transactions	(11,273,873)	21,416,130
Total increase (decrease) in net assets	(43,692,070)	38,550,519
Net assets at beginning of period	287,328,912	248,778,393
Net assets at end of period	$243,636,842	$287,328,912

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Lazard Global Fixed Income Portfolio		Lazard US Corporate Income Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$127,326	$104,221	$16,087,868	$15,216,486

(81,191)	(139,517)	588,674	(484,262)

(188,780)	384,081	(25,354,375)	1,388,881

(142,645)	348,785	(8,677,833)	16,121,105

(59,363)	—	(15,821,900)	(14,816,506)
(319)	—	(253,454)	(281,890)
—	—	(13,162)	(79,722)

(67,280)	(103,547)	—	—
(362)	(657)	—	—
—	—	—	—

(127,324)	(104,204)	(16,088,516)	(15,178,118)

2,654,185	1,192,523	49,765,025	69,937,224
—	838	2,569,673	1,908,682
—	—	24,665	—

126,631	103,537	14,673,547	13,419,461
681	656	120,865	146,462
—	—	6,762	79,723

(1,722,437)	(1,099,616)	(76,329,156)	(42,747,420)
(9)	(3,659)	(3,681,834)	(3,999,689)
—	—	(1,782,867)	—

1,059,051	194,279	(14,633,320)	38,744,443
789,082	438,860	(39,399,669)	39,687,430
4,738,991	4,300,131	351,999,464	312,312,034
$5,528,073	$4,738,991	$312,599,795	$351,999,464

Annual Report  79

	Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	33,323,876	30,470,656
Shares sold	6,920,539	5,492,748
Shares issued to shareholders from reinvestment of distributions	1,230,443	1,756,827
Shares redeemed	(22,046,758)	(4,396,355)
Net increase (decrease)	(13,895,776)	2,853,220
Shares outstanding at end of period	19,428,100	33,323,876

Open Shares
Shares outstanding at beginning of period	766,577	852,546
Shares sold	298,747	390,174
Shares issued to shareholders from reinvestment of distributions	17,024	49,030
Shares redeemed	(992,201)	(525,173)
Net increase (decrease)	(676,430)	(85,969)
Shares outstanding at end of period	90,147	766,577

R6 Shares
Shares outstanding at beginning of period	125	144,864
Shares sold	12,137,545	125
Shares issued to shareholders from reinvestment of distributions	545,917	—
Shares redeemed	—	(144,864)
Net increase (decrease)	12,683,462	(144,739)
Shares outstanding at end of period	12,683,587	125

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Lazard Global Fixed Income Portfoalio		Lazard US Corporate Income Portfolio
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

520,489	497,927	70,514,409	62,254,314
294,722	136,255	10,487,599	14,251,620

14,452	11,602	3,108,656	2,733,088
(194,214)	(125,295)	(16,271,682)	(8,724,613)
114,960	22,562	(2,675,427)	8,260,095
635,449	520,489	67,838,982	70,514,409

3,712	3,958	1,162,735	1,557,470
—	96	539,630	387,438

78	74	25,492	29,704
(1)	(416)	(783,111)	(811,877)
77	(246)	(217,989)	(394,735)
3,789	3,712	944,746	1,162,735

—	—	364,469	348,256
—	—	5,023	—

—	—	1,389	16,213
—	—	(370,658)	—
—	—	(364,246)	16,213
—	—	223	364,469

Annual Report  81

	Lazard US Short Duration Fixed Income Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,205,642	$1,604,721
Net realized gain (loss) on investments	(1,149,097)	(800,974)
Net change in unrealized appreciation (depreciation) on investments	237,332	(30,628)
Net increase (decrease) in net assets resulting from operations	1,293,877	773,119
Distributions to shareholders (Note 2(f))
Net investment income and net realized gains
Institutional Shares	(1,976,743)	(1,300,615)
Open Shares	(464)	(360)
Return of capital
Institutional Shares	(228,383)	(303,662)
Open Shares	(54)	(84)
Net decrease in net assets resulting from distributions	(2,205,644)	(1,604,721)
Capital stock transactions
Net proceeds from sales
Institutional Shares	40,433,005	38,713,952
Open Shares	47,508	48,365
Net proceeds from reinvestment of distributions
Institutional Shares	2,000,809	1,472,734
Open Shares	514	441
Cost of shares redeemed
Institutional Shares	(25,637,022)	(42,139,581)
Open Shares	(35,952)	(66,952)
Net increase (decrease) in net assets from capital stock transactions	16,808,862	(1,971,041)
Total increase (decrease) in net assets	15,897,095	(2,802,643)
Net assets at beginning of period	100,415,410	103,218,053
Net assets at end of period	$116,312,505	$100,415,410
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	10,259,235	10,468,785
Shares sold	4,157,165	3,930,176
Shares issued to shareholders from reinvestment of distributions	206,126	149,733
Shares redeemed	(2,638,315)	(4,289,459)
Net increase (decrease)	1,724,976	(209,550)
Shares outstanding at end of period	11,984,211	10,259,235
Open Shares
Shares outstanding at beginning of period	2,561	4,412
Shares sold	4,869	4,916
Shares issued to shareholders from reinvestment of distributions	53	45
Shares redeemed	(3,694)	(6,812)
Net increase (decrease)	1,228	(1,851)
Shares outstanding at end of period	3,789	2,561

The accompanying notes are an integral part of these financial statements.

82  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$8.43	$7.90	$7.71		$8.84	$9.53
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.46	0.46	0.48	^	0.39	0.49
Net realized and unrealized gain (loss)	(1.07)	0.53	0.19		(1.13)	(0.66)
Total from investment operations	(0.61)	0.99	0.67		(0.74)	(0.17)
Less distributions from:
Net investment income	(0.22)	(0.43)	(0.19)		— (b)	(0.15)
Return of capital	(0.24)	(0.03)	(0.29)		(0.39)	(0.37)
Total distributions	(0.46)	(0.46)	(0.48)		(0.39)	(0.52)
Redemption fees	—	—	—	(b)	— (b)	— (b)
Net asset value, end of period	$7.36	$8.43	$7.90		$7.71	$8.84
Total Return (c)	–7.45%	12.69%	8.64	%^	–8.55%	–2.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$143,015	$280,808	$240,833		$258,517	$326,165
Ratios to average net assets:
Net expenses	0.93%	0.93%	0.96	%^	0.96%	0.96%
Gross expenses	0.93%	0.93%	0.96%		0.96%	0.96%
Net investment income (loss)	5.78%	5.52%	5.90	%^	4.69%	5.14%
Portfolio turnover rate	97%	88%	118%		162%	204%

The accompanying notes are an integral part of these financial statements.

Annual Report  83

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$8.50	$7.98	$7.79	$8.91	$9.59
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.47	0.44	0.46 ^	0.36	0.46
Net realized and unrealized gain (loss)	(1.10)	0.51	0.19	(1.11)	(0.68)
Total from investment operations	(0.63)	0.95	0.65	(0.75)	(0.22)
Less distributions from:
Net investment income	(0.20)	(0.40)	(0.18)	— (b)	(0.09)
Return of capital	(0.24)	(0.03)	(0.28)	(0.37)	(0.37)
Total distributions	(0.44)	(0.43)	(0.46)	(0.37)	(0.46)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$7.43	$8.50	$7.98	$7.79	$8.91
Total Return (c)	–7.59%	12.16%	8.27%^	–8.64%	–2.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$670	$6,520	$6,801	$6,910	$1,107
Ratios to average net assets:
Net expenses	1.20%	1.22%	1.28%^	1.30%	1.30%
Gross expenses	1.62%	1.36%	1.40%	1.75%	1.71%
Net investment income (loss)	5.49%	5.21%	5.59%^	4.54%	4.80%
Portfolio turnover rate	97%	88%	118%	162%	204%

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Selected data for a share			For the Period
of capital stock outstanding	Year Ended		7/28/16* to
throughout each period	12/31/18	12/31/17	12/31/16
R6 Shares
Net asset value, beginning of period	$8.88	$7.90	$8.34
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.48	0.45	0.20 ^
Net realized and unrealized gain (loss)	(1.12)	0.54	(0.44)
Total from investment operations	(0.64)	0.99	(0.24)
Less distributions from:
Net investment income	(0.11)	(0.01)	(0.08)
Return of capital	(0.25)	— (b)	(0.12)
Total distributions	(0.36)	(0.01)	(0.20)
Net asset value, end of period	$7.88	$8.88	$7.90
Total Return (c)	–7.24%	12.61%	–2.93%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$99,952	$1	$1,145
Ratios to average net assets (d):
Net expenses	0.90%	0.90%	0.90%^
Gross expenses	0.94%	43.88%	2.21%
Net investment income (loss)	5.97%	5.71%	5.73%^
Portfolio turnover rate	97%	88%	118%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. For Institutional Shares, there was a 0.14% impact on the total return and the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open and R6 Shares, there was no impact on the total return and the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/ reimbursements with no impact to net expenses or net investment income (loss).
*	The inception date for the R6 Shares was July 28, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  85

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$9.04	$8.57	$8.74	$9.30	$9.51
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.20	0.20	0.19	0.22
Net realized and unrealized gain (loss)	(0.38)	0.47	(0.17)	(0.56)	(0.21)
Total from investment operations	(0.18)	0.67	0.03	(0.37)	0.01
Less distributions from:
Net investment income	(0.10)	—	(0.12)	—	(0.17)
Return of capital	(0.11)	(0.20)	(0.08)	(0.19)	(0.05)
Total distributions	(0.21)	(0.20)	(0.20)	(0.19)	(0.22)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$8.65	$9.04	$8.57	$8.74	$9.30
Total Return (c)	–2.06%	7.87%	0.22%	–4.03%	0.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,495	$4,705	$4,266	$5,795	$6,497
Ratios to average net assets:
Net expenses	0.70%	0.72%	0.75%	0.76%	0.80%
Gross expenses	3.61%	4.39%	4.70%	4.26%	4.12%
Net investment income (loss)	2.33%	2.23%	2.18%	2.08%	2.28%
Portfolio turnover rate	60%	42%	47%	60%	78%

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$9.04	$8.57	$8.74	$9.30	$9.51
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.17	0.17	0.16	0.19
Net realized and unrealized gain (loss)	(0.39)	0.47	(0.17)	(0.56)	(0.21)
Total from investment operations	(0.21)	0.64	— (b)	(0.40)	(0.02)
Less distributions from:
Net investment income	(0.08)	—	(0.10)	—	(0.14)
Return of capital	(0.10)	(0.17)	(0.07)	(0.16)	(0.05)
Total distributions	(0.18)	(0.17)	(0.17)	(0.16)	(0.19)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$8.65	$9.04	$8.57	$8.74	$9.30
Total Return (c)	–2.31%	7.55%	–0.07%	–4.31%	–0.22%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33	$34	$34	$56	$56
Ratios to average net assets:
Net expenses	0.98%	1.02%	1.05%	1.06%	1.10%
Gross expenses	38.42%	42.88%	27.52%	27.72%	20.84%
Net investment income (loss)	2.08%	1.95%	1.88%	1.80%	2.01%
Portfolio turnover rate	60%	42%	47%	60%	78%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$4.89	$4.87	$4.64	$4.91	$5.01
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.22	0.22	0.23	0.24	0.26
Net realized and unrealized gain (loss)	(0.35)	0.02	0.23	(0.27)	(0.09)
Total from investment operations	(0.13)	0.24	0.46	(0.03)	0.17
Less distributions from:
Net investment income	(0.22)	(0.22)	(0.23)	(0.24)	(0.27)
Return of capital	—	—	—	— (b)	—
Total distributions	(0.22)	(0.22)	(0.23)	(0.24)	(0.27)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$4.54	$4.89	$4.87	$4.64	$4.91
Total Return (c)	–2.73%	5.09%	10.09%	–0.71%	3.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$308,285	$344,508	$302,997	$243,712	$185,959
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.64%	0.67%	0.69%	0.69%	0.71%
Net investment income (loss)	4.65%	4.57%	4.78%	4.94%	5.28%
Portfolio turnover rate	16%	21%	14%	17%	28%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$4.91	$4.89	$4.66	$4.93	$5.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.21	0.21	0.23	0.25
Net realized and unrealized gain (loss)	(0.34)	0.02	0.24	(0.27)	(0.10)
Total from investment operations	(0.13)	0.23	0.45	(0.04)	0.15
Less distributions from:
Net investment income	(0.21)	(0.21)	(0.22)	(0.23)	(0.25)
Return of capital	—	—	—	— (b)	—
Total distributions	(0.21)	(0.21)	(0.22)	(0.23)	(0.25)
Redemption fees	—	—	— (b)	— (b)	—
Net asset value, end of period	$4.57	$4.91	$4.89	$4.66	$4.93
Total Return (c)	–2.78%	4.77%	9.74%	–0.98%	3.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,314	$5,708	$7,618	$1,968	$1,811
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.11%	1.13%	1.18%	1.69%	1.55%
Net investment income (loss)	4.34%	4.28%	4.44%	4.65%	5.00%
Portfolio turnover rate	16%	21%	14%	17%	28%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share			For the Period
of capital stock outstanding	Year Ended		11/3/16*
throughout each period	12/31/18	12/31/17	to 12/31/16
R6 Shares
Net asset value, beginning of period	$4.89	$4.87	$4.84
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.23	0.22	0.04
Net realized and unrealized gain (loss)	(0.35)	0.02	0.03
Total from investment operations	(0.12)	0.24	0.07
Less distributions from:
Net investment income	(0.10)	(0.22)	(0.04)
Total distributions	(0.10)	(0.22)	(0.04)
Net asset value, end of period	$4.67	$4.89	$4.87
Total Return (c)	–2.43%#	5.09%	1.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1,783	$1,697
Ratios to average net assets (d):
Net expenses	0.55%	0.55%	0.55%
Gross expenses	4.62%	1.69%	1.73%
Net investment income (loss)	4.61%	4.58%	4.71%
Portfolio turnover rate	16%	21%	14%

*	The inception date for the R6 Shares was November 3, 2016.
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.62% impact on the total return of the Portfolio’s R6 Shares.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$9.79	$9.86	$9.89	$9.99	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.14	0.13	0.10	0.09
Net realized and unrealized gain (loss)	(0.09)	(0.07)	(0.03)	(0.09)	(0.04)
Total from investment operations	0.10	0.07	0.10	0.01	0.05
Less distributions from:
Net investment income	(0.17)	(0.11)	(0.09)	(0.06)	(0.05)
Return of capital	(0.02)	(0.03)	(0.04)	(0.05)	(0.04)
Total distributions	(0.19)	(0.14)	(0.13)	(0.11)	(0.09)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$9.70	$9.79	$9.86	$9.89	$9.99
Total Return (c)	1.08%	0.72%	1.00%	0.05%	0.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$116,276	$100,390	$103,175	$103,150	$114,705
Ratios to average net assets:
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.43%	0.43%	0.50%	0.48%	0.52%
Net investment income (loss)	2.00%	1.43%	1.30%	1.05%	0.87%
Portfolio turnover rate	170%	108%	157%	57%	46%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$9.79	$9.87	$9.90	$10.01	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.11	0.10	0.17	0.06
Net realized and unrealized gain (loss)	(0.08)	(0.08)	(0.03)	(0.09)	(0.02)
Total from investment operations	0.08	0.03	0.07	0.08	0.04
Less distributions from:
Net investment income	(0.14)	(0.09)	(0.07)	(0.14)	(0.02)
Return of capital	(0.02)	(0.02)	(0.03)	(0.05)	(0.04)
Total distributions	(0.16)	(0.11)	(0.10)	(0.19)	(0.06)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$9.71	$9.79	$9.87	$9.90	$10.01
Total Return (c)	0.88%	0.32%	0.70%	0.77%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$37	$25	$44	$27	$36
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	38.00%	33.88%	31.22%	42.51%	17.62%
Net investment income (loss)	1.68%	1.13%	1.00%	1.68%	0.60%
Portfolio turnover rate	170%	108%	157%	57%	46%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements December 31, 2018

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2018, the Fund was comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Emerging Markets Debt, Global Fixed Income, US Corporate Income and US Short Duration Fixed Income Portfolios. The financial statements of the other twenty-nine Portfolios are presented separately.

The Portfolios, other than Emerging Markets Debt Portfolio, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using

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quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being deter-

94  Annual Report

mined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually

Annual Report  95

received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2018, the Emerging Markets Debt and Global Fixed Income Portfolios traded in forward currency contracts.

(d) Swap Agreements—Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow

96  Annual Report

the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2018, the Emerging Markets Debt Portfolio traded in swap agreements.

(e) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2018, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Debt	$26,228,591	$14,492,603
Global Fixed Income	21,530	20,133
US Corporate Income	3,242,094	3,076,895
US Short Duration Fixed Income	1,194,698	348,713

During the year ended December 31, 2018, the US Corporate Income Portfolio utilized $588,674 of realized capital loss carryovers from previous years.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of

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the following tax year. For the tax year ended December 31, 2018, the following Portfolio elected to defer such losses as follows:

	Post-October	Late-Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral

US Short Duration Fixed Income	$—	$27,635

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Emerging Markets Debt	$262,631,718	$1,720,281	$23,079,694	$(21,359,413)
Global Fixed Income	5,712,278	6,915	245,173	(238,258)
US Corporate Income	327,221,574	1,092,450	19,468,378	(18,375,928)
US Short Duration Fixed Income	115,542,057	138,389	425,108	(286,719)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—Emerging Markets Debt Portfolio intends to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryfor-wards would be taxable to the Portfolios, if not distributed.The Portfolios intend to declare and distribute these amounts, at least

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annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, certain fixed-income securities and expenses, derivatives, wash sales, return of capital distributions, currency straddles and paydown gain/loss. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

		Distributable
		Earnings
		(Accumulated
Portfolio	Paid in Capital	Loss)

Emerging Markets Debt	$(7,608,444)	$7,608,444
Global Fixed Income	(67,640)	67,640
US Short Duration Fixed Income	(228,437)	228,437

In October 2018, the US Securities and Exchange Commission (the “SEC”) adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). The Fund adopted these amendments and such changes are reflected in these financial statements.

Under these amendments, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Portfolio’s undistributed net investment income within a Portfolio’s Statement of Changes in Net Assets. The presentation within the Portfolios’ Statement of Changes in Net Assets for the year ended December 31, 2017 also has been modified accordingly.

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Below is the characterization of the Portfolio distributions and undistributed (distributions in excess of) net investment income (loss) for the year ended December 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the December 31, 2017 Annual Report:

	Institutional	Open	R6
From net investment income	Shares	Shares	Shares

Emerging Markets Debt	$13,803,686	$387,708	$2,026
US Corporate Income	14,816,506	281,890	79,722
US Short Duration Fixed Income	1,300,615	360	N/A

Undistributed (Distributions in excess of) net investment income (loss)	Amount

Emerging Markets Debt	$(6,656,272)
Global Fixed Income	(67,058)
US Corporate Income	10,137
US Short Duration Fixed Income	(84,231)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2018	2017	2018	2017

Emerging Markets Debt*	$6,876,903	$14,193,420	$—	$—
Global Fixed Income*	59,682	—	—	—
US Corporate Income	16,088,516	15,178,118	—	—
US Short Duration Fixed Income*	1,977,207	1,300,975	—	—

*	Emerging Markets Debt, Global Fixed Income and US Short Duration Fixed Income Portfolios had return of capital distributions of $7,608,445, $67,642 and $228,437 in 2018, and $903,695, $104,204 and $303,746 in 2017, respectively.

At December 31, 2018, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary Income	Long-Term	Appreciation
	(Deferred	Capital Gain	(Depreciation)
	Ordinary	(Deferred	Including
Portfolio	Losses)	Capital Losses)	Foreign Currency

Emerging Markets Debt	$—	$(40,721,194)	$(21,398,699)
Global Fixed Income	—	(41,663)	(247,922)
US Corporate Income	75,053	(6,318,989)	(18,441,492)
US Short Duration Fixed Income	(27,635)	(1,543,411)	(325,307)

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(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios, other than the US Short Duration Fixed Income Portfolio, imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE.

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NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Debt	0.75%
Global Fixed Income	0.50
US Corporate Income	0.55
US Short Duration Fixed Income	0.25

The Investment Manager has voluntarily agreed, until May 1 of the year shown below (except as noted), to waive its fees and, if necessary, reimburse the Portfolios if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

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Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

Emerging Markets Debt	0.95%	1.15%	0.90%	2028	(a)
Global Fixed Income	0.70	0.95	N/A	2019	(b)
US Corporate Income	0.55	0.85	0.55	2019
US Short Duration Fixed Income	0.40	0.70	N/A	2019

(a)	From January 1, 2018 to June 26, 2018, percentage for the Open Shares was 1.20%. Agreement extends, from May 1, 2019 through May 1, 2028, at levels of 1.10%, 1.35% and 1.05%, respectively.
(b)	From January 1, 2018 to June 26, 2018, percentage for the Open Shares was 1.00%.

In addition, until May 1, 2019, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2018, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Emerging Markets Debt	$ —	$ —	$ —	$11,241
Global Fixed Income	27,135	130,650	165	12,174
US Corporate Income	317,981	—	14,952	—
US Short Duration Fixed Income	27,555	—	78	11,405

	R6 Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

Emerging Markets Debt	$ —	$27,164
US Corporate Income	1,575	10,076

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

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In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. Effective January 1, 2019,

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the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director, and (3) an additional annual fee of $23,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Debt	$221,111,008	$236,456,937
Global Fixed Income	3,322,185	2,409,455
US Corporate Income	52,501,868	54,323,926
US Short Duration Fixed Income	31,303,750	38,409,681

	US Government and Treasury Securities
Portfolio	Purchases	Sales

Global Fixed Income	$ 973,272	$ 761,540
US Short Duration Fixed Income	160,377,811	137,757,841

For the year ended December 31, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

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6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2018, the following Portfolios had borrowings under the Agreement as follows:

				Weighted	Number of
	Average		Maximum	Average	Days
	Daily Loan		Daily Loan	Interest	Borrowings
Portfolio	Balance	*	Outstanding	Rate	were Outstanding

Emerging Markets Debt	$3,919,556		$7,875,000	2.70%	9
Global Fixed Income	180,000		270,000	2.81	9
US Corporate Income	790,000		790,000	3.50	1

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed

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countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolio’s foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline.

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Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest

108  Annual Report

rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(e) Mortgage-Related and Asset-Backed Securities Risk— Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. How-

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ever, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for

110  Annual Report

hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

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•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2018:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant
	for Identical	Other	Significant
	Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2018

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$11,966,856	$—	$11,966,856
Foreign Government Obligations*	—	216,544,499	—	216,544,499
Quasi Government Bonds*	—	5,160,813	—	5,160,813
Supranational Bonds	—	2,340,286	—	2,340,286
Short-Term Investments	5,952,735	—	—	5,952,735
Other Financial Instruments†
Forward Currency Contracts	—	893,329	—	893,329
Total	$5,952,735	$236,905,783	$—	$242,858,518
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(186,013)	$—	$(186,013)

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	Unadjusted
	Quoted Prices in
	Active Markets	Significant
	for Identical	Other	Significant
	Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2018

Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$1,792,106	$—	$1,792,106
Foreign Government Obligations*	—	2,294,644	—	2,294,644
Quasi Government Bonds*	—	54,271	—	54,271
Supranational Bonds	—	612,498	—	612,498
US Municipal Bonds	—	99,542	—	99,542
US Treasury Securities	—	635,534	—	635,534
Other Financial Instruments†
Forward Currency Contracts	—	52,594	—	52,594
Total	$—	$5,541,189	$—	$5,541,189
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(20,491)	$—	$(20,491)
US Corporate Income Portfolio
Corporate Bonds*	$—	$308,845,646	$—	$308,845,646
US Short Duration Fixed Income Portfolio
Asset-Backed Securities*	$—	$5,020,118	$—	$5,020,118
Corporate Bonds*	—	43,570,598	—	43,570,598
US Government Securities	—	10,291,968	—	10,291,968
US Treasury Securities	—	55,775,155	—	55,775,155
Short-Term Investments	597,499	—	—	597,499
Total	$597,499	$114,657,839	$—	$115,255,338

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

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10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the year ended December 31, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Emerging Markets Debt Portfolio		Global Fixed Income Portfolio

Forward currency contracts:
Average amounts purchased	$77,700,000		$2,700,000
Average amounts sold	56,800,000		2,400,000

Interest rate swap agreements:
Average notional value – receives fixed rate	12,500,000	#	—

#	Represents average monthly notional exposure for the 11 months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

Assets – Derivative Financial Instruments		Emerging Markets Debt Portfolio	Global Fixed Income Portfolio

Forward currency contracts	Unrealized appreciation on forward currency contracts	$893,329	$52,594

Liabilities – Derivative Financial Instruments		Emerging Markets Debt Portfolio	Global Fixed Income Portfolio

Forward currency contracts	Unrealized depreciation on forward currency contracts	$186,013	$20,491

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The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was:

Emerging Markets Debt Portfolio

Net Realized Gain (Loss) from:	Foreign Currency Contracts	Interest Rate Contracts	Total

Forward currency contracts	$(411,030)	$–	$(411,030)
Swap agreements	–	(2,287,060)	(2,287,060)
Total	$(411,030)	$(2,287,060)	$(2,698,090)

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign Currency Contracts	Interest Rate Contracts	Total

Forward currency contracts	$744,115	$–	$744,115
Swap agreements	–	59,623	59,623
Total	$744,115	$59,623	$803,738

Global Fixed Income Portfolio

Net Realized Gain (Loss) from:	Total

Forward currency contracts	$(41,569)

Net Change in Unrealized Appreciation (Depreciation) on:	Total

Forward currency contracts	$57,838

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2018.

As of December 31, 2018, the Emerging Markets Debt and Global Fixed Income Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of December 31, 2018:

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Emerging Markets Debt Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$893,329	$—	$893,329

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets

Bank of America NA	$47,902	$(5,400)	$—	$42,502
Barclays Bank PLC	237,789	(84,455)	—	153,334
Citibank NA	58,605	(10,053)	—	48,552
Goldman Sachs International	923	—	—	923
HSBC Bank USA NA	60,789	(17,521)	—	43,268
JPMorgan Chase Bank NA	86,301	(4,253)	(82,048)	—
Standard Chartered Bank	278,978	(57,284)	(221,694)	—
UBS AG	122,042	(7,047)	—	114,995
Total	$893,329	$(186,013)	$(303,742)	$403,574

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$186,013	$—	$186,013

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Bank of America NA	$5,400	$(5,400)	$—	$—
Barclays Bank PLC	84,455	(84,455)	—	—
Citibank NA	10,053	(10,053)	—	—
HSBC Bank USA NA	17,521	(17,521)	—	—
JPMorgan Chase Bank NA	4,253	(4,253)	—	—
Standard Chartered Bank	57,284	(57,284)	—	—
UBS AG	7,047	(7,047)	—	—
Total	$186,013	$(186,013)	$—	$—

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$52,594	$—	$52,594

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$18,778	$(2,938)	$—	$15,840
HSBC Bank USA NA	33,185	(14,537)	—	18,648
JPMorgan Chase Bank NA	631	(631)	—	—
Total	$52,594	$(18,106)	$—	$34,488

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$20,491	$—	$20,491

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$2,938	$(2,938)	$—	$—
HSBC Bank USA NA	14,537	(14,537)	—	—
JPMorgan Chase Bank NA	3,016	(631)	—	2,385
Total	$20,491	$(18,106)	$—	$2,385

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Management is currently evaluating the impact that the adoption

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of the amendment will have on the Fund’s financial statements and related disclosures. For public business entities, the amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU apply to all entities that are required, under existing GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has evaluated the impact of the amendments and has elected to adopt these amendments and incorporate the changes in the current financial statements.

12. Subsequent Events

Management has evaluated subsequent events affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

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The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Corporate Income Portfolio and Lazard US Short Duration Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Corporate Income Portfolio and Lazard US Short Duration Fixed Income Portfolio (collectively the “Portfolios”), four of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting The Lazard Funds, Inc. as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the

Annual Report  119

audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 26, 2019

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

120  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – 2016, 2019)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Annual Report  121

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2019, 39 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

122  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (1984)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (1958)	Treasurer (May 2003)	Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)), of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Annual Report  123

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2018

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2018:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

124  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www. lazardassetmanagement.com

Performance information as of the most recent month end is available online at www. lazardassetmanagement.com. LZDPS026

Lazard Funds

Annual Report

December 31, 2018

Multi-Asset Funds

Lazard Global Dynamic Multi-Asset Portfolio
Lazard Opportunistic Strategies Portfolio
Lazard Real Assets and Pricing Opportunities Portfolio

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

•	Assets and income;

•	Investment experience;

•	Transaction history;

•	Credit history; and

•	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

•	To provide advisory services to you;

•	To open an account for you;

•	To process a transaction for your account;

•	To market products and services to you; and/or

•	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

•	The right to request and obtain a copy of your personal information that we maintain;

•	The right to correct your personal information that we maintain;

•	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

•	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

•	Lazard Asset Management LLC

•	Lazard Asset Management (Canada), Inc.[2]

•	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
9	Performance Overviews (unaudited)
12	Information About Your Portfolio’s Expenses (unaudited)
14	Portfolio Holdings Presented by Asset Class/Sector
15	Portfolios of Investments
15	Lazard Global Dynamic Multi-Asset Portfolio
38	Lazard Opportunistic Strategies Portfolio
40	Lazard Real Assets and Pricing Opportunities Portfolio
54	Notes to Portfolios of Investments
58	Statements of Assets and Liabilities
60	Statements of Operations
62	Statements of Changes in Net Assets
66	Financial Highlights
72	Notes to Financial Statements
107	Report of Independent Registered Public Accounting Firm
110	Board of Directors and Officers Information (unaudited)
113	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

In 2018, volatility returned to global markets. The economic trajectories of the major economies diverged during the year, with US growth accelerating and non-US growth decelerating. Tighter US monetary policy, declining oil prices, and trade tensions between the United States and China also increased risk aversion. Against this backdrop, almost every major developed and emerging equity market declined during the year. Despite the uptick in global market turbulence, our portfolio management teams remain steadfast in their investment discipline and continue to focus on fundamental research.

The US equity market ended the year down after a severe fourth quarter sell-off. During the quarter, volatility as measured by the CBOE Volatility® Index increased, corporate credit spreads widened, the yield curve flattened, and the yield on the 10-year US Treasury declined. Crude oil prices fell by nearly $29 per barrel on the back of concerns over flagging global demand and elevated supply.

In Europe, political risks increased throughout the year as the Italian election led to a governing coalition of the League and the Five Star Movement. The United Kingdom struggled with finalizing a resolution to exit the European Union (“Brexit”) and German Chancellor Angela Merkel announced she would step down in 2021. The European Central Bank ended its monthly asset purchase program in December, but kept its benchmark interest rate at zero.

Emerging markets equities and debt fell significantly in 2018 as macroeconomic and geopolitical developments weighed on market sentiment. The rising US dollar pressured most emerging markets during the year. In Turkey, uncertainty related to the country’s trade deficit was exacerbated by US sanctions and a diplomatic dispute with the United States over a detained American pastor. Uncertainty about trade and concerns about decelerating Chinese growth rippled through the global economy. Despite these challenges, our emerging markets equity and debt teams believe that many emerging markets still have solid fundamentals, and are well positioned to grow faster than the global growth average.

2  Annual Report

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overviews (unaudited)

Multi-Asset

Global developed equity markets suffered a steep fall in 2018 as the MSCI World® Index closed 8.7% lower, in US dollar terms. A surge in January culminated with a steep drawdown in early February as rising US yields generated speculation and higher volatility. After that, markets were generally in an uptrend until the fourth quarter, where volatility took over and a sharp drawdown occurred. Investor sentiment turned negative late in the year, as markets fell sharply during December and investors shunned risk assets.

Interest rate and oil price trends affected stock returns in financials and energy. Both sectors lost more than 15% during the year as rates generally trended upward and oil prices collapsed in the fourth quarter. Despite negative news flow and a tech-focused sell-off in the fourth quarter, the information technology sector managed to end the year essentially flat. In this environment, utilities and health care—historically defensive sectors—had positive returns. US equities had the best performance across the major regions while Japan, the United Kingdom, and Europe had significantly steeper losses. The MSCI Emerging Markets® Index fell 14.6% for the year, as equities in these markets were affected by global trade concerns and a stronger US dollar.

In fixed income, the bellwether US 10-year Treasury closed the year at 2.68% after topping out near 3.25% in early November. Similar-maturity Japanese and German bonds ended the year at 0.24% and 0.00%, respectively. Rates also rallied strongly late in the year in “higher quality” markets such as Australia, Canada, Singapore, and the United Kingdom. Credit markets were under pressure late in the year in sympathy with weaker equity markets, especially high-yield bonds, whose spreads continued to widen, even with the drought in new supply/issuance for this asset class in December. Investment grade spreads and emerging markets external debt spreads also widened during the year. Currency markets were largely dominated by US dollar strength, where the safe-haven status of the Japanese yen was re-asserted, as it was one of the few currencies to gain value versus the US dollar.

4  Annual Report

Commodity performance was negative for the year as the Bloomberg Commodity Index Total Return lost 11%.The energy sub-index was performing well up until the oil price free fall in the fourth quarter of 2018. In this setting, sub-indices for agriculture, industrial metals, and precious metals were also negative, with precious metals staging a late-year rally.

Lazard Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2018, the Lazard Global Dynamic Multi-Asset Portfolio’s Institutional Shares posted a total return of -6.35%, while Open Shares posted a total return of -6.64%, as compared with the -8.71% return for the MSCI World Index and -4.79% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

In terms of asset allocation, our average overweight to equities versus fixed income hurt performance for the year.

Within equities, stock selection in the consumer staples, financials, and health care sectors added value. By country, stock selection in Australia, Netherlands, Norway, and the United States helped performance. In contrast, stock selection in the consumer discretionary, materials, real estate, and utilities sectors hurt performance as did stock selection in Denmark, Finland, and Germany.

Within fixed income, country allocation such as our overweight exposure to bonds in Australia, New Zealand, and Poland helped the Portfolio, as did security selection in Norway and avoiding exposure to Italy. In terms of currency allocation, overweight exposure to the Japanese yen and Canadian dollar added value. In contrast, underweight exposure to bonds in core Europe and Japan hurt performance, as did tactical overweight exposure to the Mexican peso, Australian dollar, and New Zealand dollar.

The Portfolio uses currency forwards opportunistically and for hedging purposes. The impact of these instruments was positive over the year.

Annual Report  5

Lazard Opportunistic Strategies Portfolio

For the year ended December 31, 2018, the Lazard Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of -12.72%, while Open Shares posted a total return of -13.05%, as compared with the -8.71% return for the MSCI World Index and -4.99% return for the Global Asset Allocation Blended Index.1

Trending investments, which represented 45% of the Portfolio at the end of the period, underperformed both indices. Exposure to US small cap, financials, industrials, and materials detracted from performance. We held part of our industrials exposure through a basket of short-cycle industrials companies using a swap position, which was sold during the period.

Diversifying investments, which represented 38% of the Portfolio at year-end, underperformed the broad US fixed income market (as measured by the Bloomberg Barclays US Aggregate® Index), but outperformed both indices mentioned above. Positions in US utilities, US consumer staples, and US Treasuries helped while positions in US health care and pharmaceuticals hurt the Portfolio.

Contrarian investments, which represented 16% of the Portfolio at the end of the period, underperformed both indices. Exposure to oil and gas services added value. Exposure to European and Japanese equities detracted from performance. A portion of the Japanese equity exposure was held via a basket of Japanese chemical companies through a swap position, which was sold during the period.

The Portfolio may use total return swaps for exposure to custom baskets of securities. The aggregate impact of these positions was negative during the period.

Lazard Real Assets and Pricing Opportunities Portfolio

For the year ended December 31, 2018, the Lazard Real Assets and Pricing Opportunities Portfolio’s Institutional Shares posted a total return of -7.55%, while Open Shares posted a total return of -7.79%, as compared with the -4.41% return for the blended benchmark of 70% MSCI World Index (USD Hedged)/30% Bloomberg Barclays

6  Annual Report

World Government Inflation-Linked Bond® Index (USD Hedged) (the “Real Assets Index (USD Hedged)”) and -8.71% return for the MSCI World Index.

Our equity allocations contributed negatively in absolute terms. Listed infrastructure stocks detracted from performance. Atlantia, an Italian holding company operating toll motorways and airports, and PG&E, a US utility, were among the largest detractors. Pricing-power stocks detracted from performance, driven mainly by the impact of the financials and industrials sectors. Global real estate securities were also negative contributors to performance. Among the detractors were Weyerhaeuser, a US-based timber REIT, and SOHO China, a Chinese property developer.

Commodity futures and equities were both negative contributors for the period. In commodity-related equities, some of the largest detractors were US chemicals companies, Olin Corporation and Westlake Chemical.

Global inflation-linked bonds contributed positively to performance. Overweight exposure to bonds in Mexico and New Zealand added value. Underweight bond exposure to France and overweight exposure to the United States, as well as currency exposures—including the Mexican peso, Japanese yen, and euro—hurt performance.

The Portfolio uses forward currency contracts opportunistically and for hedging purposes. The impact of these instruments was positive. Within commodities, the Portfolio uses futures and total return swaps to gain exposure to these assets. The impact of these instruments was negative due to weak commodities performance during the year.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”);

Annual Report  7

without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2018, except as otherwise indicated; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index and is rebalanced quarterly.

8  Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi-Asset Portfolio, MSCI® World Index and GDMA Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Since
	Year	Inception	†
Institutional Shares**	–6.35%	5.04%
Open Shares**	–6.64%	4.72%
MSCI World Index	–8.71%	6.52%
GDMA Index	–4.79%	3.82%

†	The inception date for the Portfolio was May 27, 2016.

Lazard Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Opportunistic Strategies Portfolio, MSCI World Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–12.72%	1.69%	5.99%
Open Shares**	–13.05%	1.28%	5.60%
MSCI World Index	–8.71%	4.56%	9.67%
Global Asset Allocation Blended Index	–4.99%	3.88%	7.48%

Annual Report  9

Lazard Real Assets and Pricing Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Real Assets and Pricing Opportunities Portfolio, MSCI World Index and Real Assets Index (USD Hedged)*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One	Since
	Year	Inception	†
Institutional Shares**	–7.55%	0.79%
Open Shares**	–7.79%	0.39%
MSCI World Index	–8.71%	5.71%
		(Institutional Shares	)
		4.98% (Open Shares	)
Real Assets Index (USD Hedged)	–4.41%	4.61%
		(Institutional Shares	)
		4.14% (Open Shares	)

†	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

10  Annual Report

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Barclays Global Aggregate® Index and is rebalanced monthly. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index and is rebalanced quarterly. The Bloomberg Barclays US Aggregate Index covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, with maturities of no less than one year.

The Real Assets Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the 70% MSCI World Index (USD Hedged) and the 30% Bloomberg Barclays World Government Inflation-Linked Bond® Index (USD Hedged). The Bloomberg Barclays World Government Inflation-Linked Bond Index (USD Hedged) measures the performance of investment grade, government inflation-linked debt from 12 different developed markets countries.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  11

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2018 through December 31, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

12  Annual Report

	Beginning Account	Ending Account	Expenses Paid During Period	*	Annualized Expense Ratio During Period
Portfolio	Value 7/1/18	Value 12/31/18	7/1/18 - 12/31/18		7/1/18 - 12/31/18

Global Dynamic Multi-Asset
Institutional Shares
Actual	$1,000.00	$941.50	$4.40		0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58		0.90%
Open Shares
Actual	$1,000.00	$940.10	$5.87		1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11		1.20%

Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$895.60	$4.87		1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19		1.02%
Open Shares
Actual	$1,000.00	$894.10	$6.30		1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72		1.32%

Real Assets and Pricing Opportunities
Institutional Shares
Actual	$1,000.00	$933.20	$4.39		0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58		0.90%
Open Shares
Actual	$1,000.00	$931.90	$5.60		1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85		1.15%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report  13

The Lazard Funds, Inc.

Portfolio Holdings Presented by Asset Class/Sector December 31, 2018

Asset Class/Sector*	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Equity
Communication Services	4.5%	2.5%
Consumer Discretionary	8.4	2.8
Consumer Staples	8.2	3.9
Energy	2.7	1.9
Financials	14.8	3.9
Health Care	9.2	3.8
Industrials	10.6	10.8
Information Technology	9.3	1.9
Materials	1.8	2.5
Real Estate	2.6	14.3
Utilities	3.1	10.5
Exchange-Traded Funds	—	1.5
Sovereign Debt	16.0	8.8
US Government Securities	0.5	—
US Municipal Bonds	0.8	—
US Treasury Securities	4.1	15.1
Short-Term Investments	3.4	15.8
Total Investments	100.0%	100.0%

Asset Class/Sector*	Lazard Opportunistic Strategies Portfolio

Equity†
Communication Services	3.7%
Consumer Discretionary	4.4
Consumer Staples	2.0
Energy	4.2
Financials	9.8
Health Care	9.8
Industrials	12.8
Information Technology	15.3
Materials	4.6
Real Estate	1.0
Utilities	0.7
Fixed Income	23.6
Short-Term Investments	8.1
Total Investments	100.0%

*	Represents percentage of total investments.
†	Equity sector breakdown is based upon the underlying holdings of exchange-traded funds and closed-end management investment companies held by the Portfolio.

14  Annual Report

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2018

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio

Common Stocks | 65.5%

Australia | 1.5%
AGL Energy, Ltd.	3,830	$55,419
BlueScope Steel, Ltd.	2,297	17,730
CIMIC Group, Ltd.	1,796	54,909
Cochlear, Ltd.	180	21,872
Coles Group, Ltd. (*)	3,254	26,908
CSL, Ltd.	1,338	174,738
Link Administration Holdings, Ltd.	4,496	21,437
Northern Star Resources, Ltd.	5,116	33,492
Qantas Airways, Ltd.	16,337	66,691
Regis Resources, Ltd.	10,445	35,667
Sandfire Resources NL	8,420	39,613
Saracen Mineral Holdings, Ltd. (*)	27,301	56,704
Shopping Centres Australasia Property Group REIT	13,290	23,870
Whitehaven Coal, Ltd.	4,173	12,719
		641,769
Austria | 0.0%
Erste Group Bank AG	522	17,393

Belgium | 0.5%
Anheuser-Busch InBev SA/NV Sponsored ADR	1,400	92,134
Proximus SADP	1,089	29,392
Telenet Group Holding NV	520	24,140
UCB SA	579	47,204
		192,870
Canada | 3.1%
Air Canada (*)	1,256	23,883
Alimentation Couche-Tard, Inc., Class B	551	27,409
BRP, Inc.	993	25,705
CAE, Inc.	7,893	144,899
Canadian National Railway Co.	2,510	186,016
Canadian Natural Resources, Ltd.	593	14,308
CGI Group, Inc., Class A (*)	445	27,218
CI Financial Corp.	1,864	23,594

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Colliers International Group, Inc.	407	$22,446
Constellation Software, Inc.	39	24,964
National Bank of Canada	2,779	114,095
Northland Power, Inc.	1,101	17,501
Parex Resources, Inc. (*)	3,074	36,815
Rogers Communications, Inc., Class B	1,330	68,156
Royal Bank of Canada	2,039	139,558
Suncor Energy, Inc.	3,941	110,072
Tamarack Valley Energy, Ltd. (*)	4,864	8,408
Teck Resources, Ltd., Class B	2,016	43,400
The Toronto-Dominion Bank	5,627	279,739
		1,338,186
China | 0.1%
Yangzijiang Shipbuilding Holdings, Ltd.	28,900	26,274

Denmark | 0.1%
Carlsberg A/S, Class B	231	24,576
Dfds A/S	311	12,526
H. Lundbeck A/S	466	20,435
		57,537
Finland | 0.5%
Nordea Bank Abp Sponsored ADR	12,895	108,189
Sampo Oyj, A Shares ADR	4,825	106,874
		215,063
France | 1.8%
AXA SA	928	19,994
Electricite de France SA	1,048	16,513
Engie SA	7,476	106,848
Faurecia SA	109	4,091
Hermes International	45	24,887
Ipsen SA	428	55,201
Peugeot SA	3,362	71,467
Total SA	4,890	258,329
Ubisoft Entertainment SA ADR (*)	8,280	133,887
Unibail-Rodamco-Westfield REIT (*)	348	53,987
Veolia Environnement SA	709	14,543
		759,747

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Germany | 1.3%
Allianz SE	737	$147,891
Continental AG	170	23,507
Covestro AG	1,398	69,162
Deutsche Lufthansa AG	4,055	91,449
Deutsche Telekom AG	785	13,335
Rheinmetall AG	118	10,420
RWE AG	715	15,544
SAP SE	97	9,662
Schaeffler AG (Preference Shares)	5,311	45,285
Siltronic AG	167	13,812
Symrise AG ADR	5,600	103,740
		543,807
Hong Kong | 1.2%
AIA Group, Ltd. Sponsored ADR	5,130	168,674
CK Asset Holdings, Ltd.	7,696	55,964
Hang Seng Bank, Ltd. Sponsored ADR	6,895	154,276
Kerry Properties, Ltd.	9,500	32,276
Link Real Estate Investment Trust	8,000	80,565
Swire Pacific, Ltd., Class A	4,000	42,021
		533,776
Israel | 0.6%
Bank Leumi Le-Israel BM	9,643	58,383
Israel Discount Bank, Ltd., ADR	3,200	96,736
Israel Discount Bank, Ltd., Class A	22,511	69,375
Nice, Ltd. (*)	295	31,946
		256,440
Italy | 0.9%
Assicurazioni Generali SpA	924	15,462
Enel SpA	31,255	180,312
Intesa Sanpaolo SpA	3,823	8,473
Italgas SpA	3,048	17,423
Poste Italiane SpA	7,694	61,750
Terna SpA	14,397	81,726
UniCredit SpA	1,361	15,439
		380,585

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Japan | 5.9%
Amano Corp.	1,195	$22,934
Astellas Pharma, Inc.	2,900	36,906
Canon, Inc.	400	11,022
Capcom Co., Ltd.	800	15,947
Cosmo Energy Holdings Co., Ltd.	400	8,142
Daito Trust Construction Co., Ltd.	255	34,829
Daiwa House Industry Co., Ltd.	2,300	73,047
Daiwa House Industry Co., Ltd. ADR	4,365	138,807
DMG Mori Co., Ltd.	3,400	37,947
East Japan Railway Co.	2,500	222,209
Fukuoka Financial Group, Inc.	1,800	36,298
Japan Post Holdings Co., Ltd.	9,800	112,675
JFE Holdings, Inc.	3,000	47,732
Juki Corp.	700	7,156
Kamigumi Co., Ltd.	1,000	20,405
Kao Corp. ADR	8,325	124,042
KDDI Corp.	1,410	33,600
Kinden Corp.	700	11,260
Kobe Bussan Co., Ltd.	400	11,780
Kyushu Electric Power Co., Inc.	1,300	15,458
Marvelous, Inc.	1,700	12,060
McDonald’s Holdings Co. Japan, Ltd.	1,200	51,126
Mitsubishi UFJ Financial Group, Inc.	6,577	32,432
MS&AD Insurance Group Holdings, Inc.	2,154	61,142
Nishimatsu Construction Co., Ltd.	1,600	36,110
Nissan Motor Co., Ltd.	1,700	13,702
Nomura Holdings, Inc.	3,900	14,870
NTT DOCOMO, Inc.	8,318	186,781
ORIX Corp.	1,313	19,077
Ryohin Keikaku Co., Ltd. ADR	2,575	123,896
SAMTY Co., Ltd.	1,900	21,771
Seven & I Holdings Co., Ltd.	2,000	87,085
Shikoku Electric Power Co., Inc.	3,500	42,261
Shin-Etsu Chemical Co., Ltd.	500	38,520
Shionogi & Co., Ltd.	300	17,011

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Sompo Holdings, Inc.	1,404	$47,391
Stanley Electric Co., Ltd.	400	11,155
Sumitomo Heavy Industries, Ltd.	800	23,584
Sumitomo Mitsui Construction Co., Ltd.	5,400	32,730
Sumitomo Mitsui Trust Holdings, Inc.	700	25,479
Taisei Corp.	700	29,761
Takeuchi Manufacturing Co., Ltd.	2,113	32,231
TechnoPro Holdings Inc., ADR	12,600	100,926
Teijin, Ltd.	695	11,064
The 77 Bank, Ltd.	600	10,343
The Chiba Bank, Ltd.	2,500	13,863
The Chugoku Electric Power Co., Inc.	931	12,071
The Dai-ichi Life Insurance Co., Ltd.	2,300	35,639
The Gunma Bank, Ltd.	8,600	35,724
Tokyo Electron, Ltd.	200	22,946
Tokyo Gas Co., Ltd.	4,127	104,370
Tokyu Fudosan Holdings Corp.	2,400	11,914
Topcon Corp.	2,600	34,113
Tosoh Corp.	3,200	41,405
Yamaha Corp. Sponsored ADR	2,640	110,376
		2,527,125
Malta | 0.0%
Kindred Group PLC	2,189	20,208

Netherlands | 1.0%
Euronext NV	571	32,793
Koninklijke Ahold Delhaize NV	1,775	44,779
Royal Dutch Shell PLC, A Shares	2,695	79,100
Wolters Kluwer NV	158	9,330
Wolters Kluwer NV Sponsored ADR	4,195	246,163
		412,165
New Zealand | 0.1%
Spark New Zealand, Ltd.	8,573	23,811

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Norway | 1.1%
DNO ASA	21,947	$32,005
Equinor ASA	12,148	259,071
Leroy Seafood Group ASA	3,807	29,152
Marine Harvest ASA	903	19,009
Salmar ASA	915	45,255
Telenor ASA	4,136	79,841
TGS NOPEC Geophysical Co. ASA	435	10,548
		474,881
Portugal | 0.1%
Galp Energia SGPS SA	1,446	22,898

Singapore | 0.7%
Best World International, Ltd.	11,000	21,247
Oversea-Chinese Banking Corp., Ltd.	2,100	17,249
Oversea-Chinese Banking Corp., Ltd. ADR	10,295	171,051
Singapore Technologies Engineering, Ltd.	21,500	54,831
UOL Group, Ltd.	4,900	22,171
		286,549
Spain | 0.2%
Amadeus IT Group SA	581	40,455
Banco Bilbao Vizcaya Argentaria SA	5,714	30,141
CIE Automotive SA	569	13,984
Corporacion Financiera Alba SA	204	9,924
		94,504
Sweden | 0.9%
Assa Abloy AB ADR	9,710	86,128
Axfood AB	1,880	32,220
Boliden AB	575	12,506
Epiroc AB ADR (*)	13,420	126,416
Hexagon AB ADR	2,420	113,256
Swedish Orphan Biovitrum AB (*)	735	15,984
		386,510
Switzerland | 1.3%
Garrett Motion, Inc. (*)	2,361	29,135
Julius Baer Group, Ltd. ADR	7,865	55,527

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Novartis AG Sponsored ADR	1,865	$160,036
Partners Group Holding AG	79	48,019
Roche Holding AG	1,047	258,896
The Swatch Group AG	336	19,476
		571,089
United Kingdom | 5.2%
Admiral Group PLC	1,638	42,580
Anglo American PLC	1,629	36,011
Associated British Foods PLC	470	12,224
Bunzl PLC Sponsored ADR	4,740	145,613
Cineworld Group PLC	23,616	79,037
Coca-Cola European Partners PLC	3,045	139,613
Compass Group PLC	3,724	78,184
Compass Group PLC Sponsored ADR	6,482	135,474
Diageo PLC Sponsored ADR	1,995	282,891
Fiat Chrysler Automobiles NV (*)	2,477	36,013
GlaxoSmithKline PLC	2,159	40,977
Hargreaves Lansdown PLC	928	21,865
Howden Joinery Group PLC	6,891	38,111
Imperial Brands PLC	2,581	78,049
International Consolidated Airlines Group SA	8,809	69,628
Lloyds Banking Group PLC	89,696	59,269
National Grid PLC	9,773	94,510
Pearson PLC	3,307	39,424
Prudential PLC ADR	2,860	101,158
RELX PLC Sponsored ADR	9,400	192,888
Rio Tinto, Ltd.	483	26,714
Royal Bank of Scotland Group PLC	4,469	12,288
RSA Insurance Group PLC ADR	13,090	87,703
SSP Group PLC	1,589	13,090
Tate & Lyle PLC	2,933	24,624
Taylor Wimpey PLC	8,440	14,599
The Weir Group PLC Sponsored ADR	6,865	55,744
Unilever PLC Sponsored ADR	4,120	215,270
WH Smith PLC	932	20,358
Wm Morrison Supermarkets PLC	18,685	50,644
		2,244,553

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

United States | 37.4%
Accenture PLC, Class A	1,345	$189,658
Adobe, Inc. (*)	625	141,400
Aflac, Inc.	963	43,874
Air Lease Corp.	252	7,613
Ally Financial, Inc.	943	21,368
Alphabet, Inc., Class A (*)	258	269,600
Alphabet, Inc., Class C (*)	23	23,819
Amazon.com, Inc. (*)	89	133,675
American Electric Power Co., Inc.	1,384	103,440
American Express Co.	610	58,145
Ameriprise Financial, Inc.	156	16,282
Amgen, Inc.	378	73,585
Anthem, Inc.	142	37,293
Aon PLC	2,698	392,181
Apple, Inc.	895	141,177
Applied Materials, Inc.	356	11,655
Atmos Energy Corp.	1,188	110,151
Avnet, Inc.	1,391	50,215
Bank of America Corp.	3,010	74,166
Baxter International, Inc.	178	11,716
Best Buy Co., Inc.	620	32,835
BGC Partners, Inc., Class A	2,557	13,220
Biogen, Inc. (*)	735	221,176
Booking Holdings, Inc. (*)	13	22,391
BorgWarner, Inc.	423	14,695
Boston Scientific Corp. (*)	4,365	154,259
Bristol-Myers Squibb Co.	1,407	73,136
Broadridge Financial Solutions, Inc.	811	78,059
Brunswick Corp.	452	20,995
Burlington Stores, Inc. (*)	405	65,881
Cadence Design Systems, Inc. (*)	462	20,088
Carnival PLC	648	31,082
Cboe Global Markets, Inc.	268	26,218
CBRE Group, Inc., Class A (*)	2,230	89,289
Celgene Corp. (*)	431	27,623

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Centene Corp. (*)	343	$39,548
Cerner Corp. (*)	452	23,703
Cigna Corp.	1,291	245,115
Cisco Systems, Inc.	3,120	135,190
Citigroup, Inc.	689	35,869
Citizens Financial Group, Inc.	1,912	56,844
Comcast Corp., Class A	4,895	166,675
Comerica, Inc.	2,135	146,653
ConocoPhillips	451	28,120
Copart, Inc. (*)	537	25,658
Costco Wholesale Corp.	146	29,742
Cracker Barrel Old Country Store, Inc.	206	32,931
CVS Health Corp.	400	26,208
Darden Restaurants, Inc.	704	70,301
Diamondback Energy, Inc.	116	10,753
Discovery, Inc., Class A (*)	929	22,983
Eastman Chemical Co.	1,014	74,134
Eaton Corp. PLC	1,185	81,362
eBay, Inc. (*)	2,870	80,561
Eli Lilly & Co.	2,109	244,054
Encompass Health Corp.	815	50,286
Exelon Corp.	2,004	90,380
F5 Networks, Inc. (*)	734	118,930
Facebook, Inc., Class A (*)	217	28,447
FactSet Research Systems, Inc.	231	46,230
Fifth Third Bancorp	1,157	27,224
Fiserv, Inc. (*)	1,231	90,466
Graco, Inc.	1,072	44,863
Grand Canyon Education, Inc. (*)	228	21,920
H&R Block, Inc.	924	23,442
HollyFrontier Corp.	272	13,905
Honeywell International, Inc.	1,711	226,057
HP, Inc.	2,406	49,227
Humana, Inc.	537	153,840
Huntsman Corp.	2,050	39,545
Ingredion, Inc.	258	23,581

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Insperity, Inc.	390	$36,410
Intel Corp.	3,905	183,262
Intercontinental Exchange, Inc.	3,371	253,937
Intuit, Inc.	488	96,063
IQVIA Holdings, Inc. (*)	2,310	268,353
j2 Global, Inc.	457	31,707
Johnson & Johnson	3,387	437,092
Jones Lang LaSalle, Inc.	373	47,222
JPMorgan Chase & Co.	1,651	161,171
KAR Auction Services, Inc.	630	30,064
Kimberly-Clark Corp.	1,085	123,625
Kohl’s Corp.	249	16,519
Lamb Weston Holdings, Inc.	1,426	104,897
Lockheed Martin Corp.	583	152,653
Lowe’s Cos., Inc.	2,349	216,954
LPL Financial Holdings, Inc.	415	25,348
Lululemon Athletica, Inc. (*)	170	20,674
Marathon Petroleum Corp.	424	25,020
MasterCard, Inc., Class A	1,735	327,308
Maxim Integrated Products, Inc.	246	12,509
McDonald’s Corp.	870	154,486
McGrath RentCorp	480	24,710
Merck & Co., Inc.	450	34,385
MetLife, Inc.	731	30,015
Micron Technology, Inc. (*)	707	22,433
Microsoft Corp.	4,236	430,251
Moody’s Corp.	168	23,527
Morgan Stanley	1,480	58,682
Motorola Solutions, Inc.	1,165	134,022
NetApp, Inc.	778	46,423
Newfield Exploration Co. (*)	1,328	19,468
Newmark Group, Inc., Class A	1,186	9,512
NIKE, Inc., Class B	2,655	196,842
Nordstrom, Inc.	340	15,847
Northern Trust Corp.	249	20,814
NRG Energy, Inc.	877	34,729

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

NVIDIA Corp.	112	$14,952
NVR, Inc. (*)	4	9,748
Occidental Petroleum Corp.	956	58,679
Omnicom Group, Inc.	1,654	121,139
Paychex, Inc.	1,341	87,366
PayPal Holdings, Inc. (*)	153	12,866
PBF Energy, Inc., Class A	318	10,389
PepsiCo, Inc.	1,507	166,493
Philip Morris International, Inc.	1,391	92,863
Phillips 66	410	35,322
Pinnacle West Capital Corp.	264	22,493
PotlatchDeltic Corp. REIT	402	12,719
Prudential Financial, Inc.	96	7,829
Radian Group, Inc.	605	9,898
Ralph Lauren Corp.	301	31,141
Raytheon Co.	550	84,343
Red Hat, Inc. (*)	191	33,547
Regions Financial Corp.	1,038	13,888
Renewable Energy Group, Inc. (*)	1,411	36,263
Republic Services, Inc.	2,135	153,912
Resideo Technologies, Inc. (*)	81	1,665
Rockwell Automation, Inc.	826	124,296
Ross Stores, Inc.	3,660	304,512
Royal Caribbean Cruises, Ltd.	247	24,154
Ryman Hospitality Properties, Inc. REIT	372	24,809
S&P Global, Inc.	850	144,449
Schlumberger, Ltd.	2,200	79,376
Seagate Technology PLC	388	14,973
Simon Property Group, Inc. REIT	1,922	322,877
Skyworks Solutions, Inc.	215	14,409
Starbucks Corp.	3,860	248,584
Synchrony Financial	1,841	43,190
Sysco Corp.	4,119	258,097
T-Mobile US, Inc. (*)	132	8,397
Take-Two Interactive Software, Inc. (*)	372	38,294
TE Connectivity, Ltd.	147	11,118

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Teradyne, Inc.	446	$13,995
Texas Instruments, Inc.	2,425	229,163
The Boeing Co.	963	310,568
The Charles Schwab Corp.	3,170	131,650
The Chemours Co.	1,300	36,686
The Coca-Cola Co.	5,360	253,796
The Estee Lauder Cos., Inc., Class A	1,052	136,865
The Gap, Inc.	604	15,559
The Procter & Gamble Co.	3,816	350,767
The Southern Co.	591	25,957
The TJX Cos., Inc.	5,389	241,104
The Toro Co.	851	47,554
The Walt Disney Co.	377	41,338
Thermo Fisher Scientific, Inc.	1,165	260,715
Tyson Foods, Inc., Class A	721	38,501
United Continental Holdings, Inc. (*)	185	15,490
United Rentals, Inc. (*)	378	38,756
United States Cellular Corp. (*)	593	30,818
United Technologies Corp.	680	72,406
UnitedHealth Group, Inc.	954	237,660
Unum Group	1,277	37,518
USANA Health Sciences, Inc. (*)	245	28,844
Verizon Communications, Inc.	6,512	366,105
Vertex Pharmaceuticals, Inc. (*)	92	15,245
Viacom, Inc., Class B	485	12,465
Visa, Inc., Class A	1,845	243,429
Walgreens Boots Alliance, Inc.	782	53,434
Waste Management, Inc.	1,176	104,652
Welbilt, Inc. (*)	3,980	44,218
Worldpay, Inc., Class A (*)	2,430	185,725
WW Grainger, Inc.	417	117,744
Xcel Energy, Inc.	685	33,750
Zions BanCorp.	290	11,815
Zoetis, Inc.	3,589	307,003
		16,023,986
Total Common Stocks (Cost $29,473,503)		28,051,726

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 9.2%

Australia | 0.2%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	90	$65,348

Belgium | 0.1%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	52	51,111

Canada | 0.3%
Canadian Imperial Bank of Commerce, 2.900%, 09/14/21	CAD	185	135,889

Denmark | 0.3%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	100	123,128

France | 0.3%
Schneider Electric SE, 2.950%, 09/27/22	USD	150	147,378

Germany | 0.3%
BMW Finance NV, 0.875%, 08/16/22	GBP	110	134,735

Netherlands | 0.6%
BNG Bank NV, 5.000%, 09/16/20	NZD	103	72,024
Nederlandse Waterschapsbank NV, 3.125%, 12/05/22 (#)	USD	200	202,116
			274,140
New Zealand | 0.2%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	100	77,962

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Spain | 0.3%
Iberdrola International BV, 1.125%, 04/21/26	EUR	100	$113,389

Switzerland | 0.3%
ABB Finance USA, Inc., 3.375%, 04/03/23	USD	127	126,856

United Kingdom | 0.9%
Ashtead Capital, Inc., 4.125%, 08/15/25	USD	200	183,000
Unilever Capital Corp., 3.250%, 03/07/24	USD	200	198,717
			381,717
United States | 5.4%
Amazon.com, Inc., 3.800%, 12/05/24	USD	170	173,980
Apple, Inc.:
2.850%, 02/23/23	USD	10	9,877
3.850%, 05/04/43	USD	195	185,612
Bank of America Corp., 3.499%, 05/17/22 (§)	USD	140	140,016
Caterpillar Financial Services Corp., 2.550%, 11/29/22	USD	245	237,960
Citigroup, Inc., 3.480% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	158	112,524
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	210	152,156
Johnson & Johnson, 3.625%, 03/03/37	USD	155	149,262
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	125	128,793
Microsoft Corp., 4.450%, 11/03/45	USD	202	214,549

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Morgan Stanley, 3.625%, 01/20/27	USD	160	$152,145
NIKE, Inc., 2.375%, 11/01/26	USD	170	155,809
Starbucks Corp., 3.100%, 03/01/23	USD	70	68,943
The Goldman Sachs Group, Inc., 3.625%, 01/22/23	USD	135	132,868
The Home Depot, Inc., 3.750%, 02/15/24	USD	135	138,026
United Parcel Service, Inc., 2.350%, 05/16/22	USD	85	82,927
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	85	62,484
			2,297,931
Total Corporate Bonds (Cost $3,996,473)			3,929,584

Foreign Government Obligations | 13.0%

Australia | 1.0%
Queensland Treasury Corp.:
3.000%, 03/22/24	AUD	190	137,792
2.750%, 08/20/27	AUD	210	147,409
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	180	147,744
			432,945
Bermuda | 0.5%
Government of Bermuda, 4.854%, 02/06/24	USD	200	207,750

Canada | 2.2%
City of Vancouver, 2.900%, 11/20/25	CAD	95	70,005
Province of British Columbia, 4.700%, 06/18/37	CAD	155	139,585

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Province of Ontario, 2.450%, 06/29/22	USD	80	$78,827
Province of Quebec:
3.500%, 07/29/20	USD	225	227,827
1.650%, 03/03/22	CAD	95	68,438
3.000%, 09/01/23	CAD	335	251,307
2.500%, 04/20/26	USD	120	116,142
			952,131
Chile | 0.8%
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	CLP	90,000	132,004
Republic of Chile, 3.125%, 01/21/26	USD	200	193,500
			325,504
Czech Republic | 0.7%
Czech Republic, 2.500%, 08/25/28	CZK	6,240	292,505

France | 0.3%
Government of France, 1.750%, 06/25/39	EUR	111	136,289

Hungary | 0.9%
Hungary, 6.375%, 03/29/21	USD	94	99,147
Hungary Government Bonds:
3.000%, 06/26/24	HUF	39,980	148,061
3.000%, 10/27/27	HUF	41,700	148,471
			395,679
Ireland | 0.3%
Ireland Government Bonds, 1.700%, 05/15/37	EUR	120	140,065

Japan | 0.4%
Japan International Cooperation Agency, 2.125%, 10/20/26	USD	200	186,279

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Mexico | 0.3%
United Mexican States, 6.750%, 02/06/24	GBP	70	$105,282

New Zealand | 0.8%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	295	215,189
4.500%, 04/15/27	NZD	155	114,156
			329,345
Norway | 1.6%
Kommunalbanken AS, 1.375%, 10/26/20 (#)	USD	200	195,317
Oslo Kommune:
3.300%, 11/25/21	NOK	1,000	120,329
2.300%, 03/14/24	NOK	2,000	234,274
2.350%, 09/04/24	NOK	1,000	116,071
			665,991
Panama | 0.5%
Republic of Panama, 4.000%, 09/22/24	USD	200	201,650

Poland | 0.7%
Poland Government Bonds, 2.500%, 07/25/26	PLN	1,110	293,983

Singapore | 0.6%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	356	276,401

Spain | 0.3%
Spain Government Bonds, 1.600%, 04/30/25	EUR	121	145,990

Sweden | 0.5%
Kommuninvest I Sverige AB, 1.500%, 04/23/19	USD	200	199,395

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

United Kingdom | 0.6%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	107	$136,112
1.500%, 07/22/47	GBP	118	139,130
			275,242
Total Foreign Government Obligations (Cost $5,664,014)			5,562,426

Quasi Government Bonds | 0.7%

Canada | 0.4%
Export Development Canada, 1.800%, 09/01/22	CAD	195	141,104

Germany | 0.3%
KFW, 1.125%, 12/23/19	GBP	110	140,408

Total Quasi Government Bonds (Cost $283,853)			281,512

Supranational Bonds | 2.6%
African Development Bank, 2.375%, 09/23/21	USD	169	167,894
Asian Development Bank:
1.875%, 04/12/19	USD	75	74,844
1.000%, 12/15/22	GBP	130	164,286
2.125%, 03/19/25	USD	110	106,024
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	195	138,845
International Bank for Reconstruction & Development:
3.500%, 01/22/21	NZD	115	79,115
2.500%, 08/03/23	CAD	285	210,827
2.900%, 11/26/25	AUD	95	67,753

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

International Finance Corp., 3.625%, 05/20/20	NZD	165	$112,948

Total Supranational Bonds (Cost $1,151,118)			1,122,536

US Government Securities | 0.5%
Federal National Mortgage Association, 2.625%, 09/06/24 (Cost $202,100)	USD	205	204,270

US Municipal Bonds | 0.8%

California | 0.6%
California State Build America Bonds, 7.500%, 04/01/34	USD	120	163,528
State of California, 4.500%, 04/01/33	USD	80	83,747
			247,275
Georgia | 0.2%
Georgia State Build America Bonds Series B, 2.380%, 02/01/27	USD	100	94,549

Total US Municipal Bonds (Cost $354,847)			341,824

US Treasury Securities | 4.1%
Treasury Inflation Protected Security, 0.125%, 04/15/20	USD	146	142,498
US Treasury Notes:
1.750%, 10/31/20	USD	35	34,516
2.125%, 05/15/25	USD	510	496,415
2.875%, 08/15/28	USD	560	569,058
3.125%, 11/15/41	USD	515	528,180

Total US Treasury Securities (Cost $1,735,790)			1,770,667

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Short-Term Investments | 3.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $1,464,341)	1,464,341	$1,464,341

Total Investments | 99.8% (Cost $44,326,039) (»)		$42,728,886

Cash and Other Assets in Excess of Liabilities | 0.2%		73,858

Net Assets | 100.0%		$42,802,744

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	61,760	USD	45,500	CIT	02/14/19	$—	$1,964
AUD	109,761	USD	78,600	HSB	02/14/19	—	1,227
CAD	105,087	USD	78,600	HSB	02/14/19	—	1,543
CAD	372,967	USD	282,247	HSB	02/14/19	—	8,762
CHF	42,250	USD	42,401	HSB	02/14/19	749	—
CHF	42,302	USD	43,041	SSB	03/28/19	341	—
CZK	2,738,725	USD	120,373	JPM	01/29/19	1,652	—
EUR	698,999	USD	804,261	CIT	01/10/19	—	2,922
EUR	114,604	USD	131,000	HSB	01/10/19	383	—
EUR	118,268	USD	135,500	HSB	01/10/19	84	—
EUR	652,135	USD	737,200	HSB	01/10/19	10,414	—
EUR	965,777	USD	1,111,310	HSB	01/10/19	—	4,134
EUR	97,555	USD	112,247	JPM	01/10/19	—	409
EUR	317,406	USD	365,748	SSB	03/28/19	529	—
GBP	129,360	USD	162,800	HSB	02/14/19	2,423	—
GBP	149,424	USD	192,539	HSB	02/14/19	—	1,689
GBP	166,404	USD	213,818	HSB	02/14/19	—	1,280
JPY	100,792,291	USD	900,647	CIT	02/14/19	21,720	—
JPY	69,359,503	USD	613,600	HSB	02/14/19	21,120	—
JPY	144,678,583	USD	1,292,864	HSB	02/14/19	31,113	—
JPY	3,026,139	USD	27,392	SSB	03/28/19	399	—
MXN	2,241,269	USD	108,721	HSB	02/14/19	4,595	—
MXN	5,069,698	USD	247,823	HSB	02/14/19	8,494	—
NZD	64,034	USD	43,500	HSB	02/14/19	—	489
NZD	72,491	USD	49,700	HSB	02/14/19	—	1,008
NZD	370,708	USD	251,896	HSB	02/14/19	—	2,891
PLN	233,945	USD	62,031	HSB	02/14/19	534	—
SGD	129,144	USD	94,282	CIT	02/14/19	558	—
USD	54,545	AUD	74,729	CIT	02/14/19	1,868	—
USD	103,178	AUD	142,843	CIT	02/14/19	2,485	—
USD	18,167	AUD	25,427	HSB	02/14/19	243	—
USD	60,101	AUD	83,227	HSB	02/14/19	1,432	—
USD	135,809	AUD	189,657	HSB	02/14/19	2,117	—
USD	200,215	AUD	277,228	JPM	02/14/19	4,793	—
USD	102,800	AUD	144,634	SSB	03/28/19	781	—

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	32,687	CAD	43,707	HSB	02/14/19	$638	$—
USD	33,242	CAD	44,682	HSB	02/14/19	478	—
USD	361,854	CAD	483,853	HSB	02/14/19	7,060	—
USD	624,834	CAD	825,668	HSB	02/14/19	19,397	—
USD	328,702	CAD	434,290	JPM	02/14/19	10,251	—
USD	375,138	CAD	506,241	SSB	03/28/19	3,591	—
USD	29,935	CLP	20,442,724	CIT	01/31/19	455	—
USD	102,028	CLP	70,598,603	CIT	01/31/19	221	—
USD	118,232	CZK	2,690,099	CIT	01/29/19	—	1,626
USD	64,915	CZK	1,480,189	HSB	02/14/19	—	1,067
USD	210,597	CZK	4,791,516	JPM	01/29/19	—	2,890
USD	36,040	EUR	31,885	HSB	01/10/19	—	513
USD	41,874	EUR	36,724	HSB	01/10/19	—	227
USD	152,700	EUR	134,821	HSB	01/10/19	—	1,860
USD	180,444	GBP	143,406	HSB	02/14/19	—	2,719
USD	494,604	GBP	383,848	HSB	02/14/19	4,340	—
USD	32,408	GBP	25,150	JPM	02/14/19	286	—
USD	49,621	GBP	39,041	SSB	03/28/19	—	346
USD	63,565	HKD	496,661	SSB	03/28/19	—	21
USD	65,395	HUF	18,712,232	HSB	02/14/19	—	1,577
USD	113,875	HUF	31,635,021	JPM	05/08/19	—	22
USD	115,926	HUF	32,622,793	JPM	05/08/19	—	1,527
USD	58,705	ILS	219,857	SSB	03/28/19	—	482
USD	81,400	JPY	9,136,215	CIT	02/14/19	—	2,207
USD	106,300	JPY	11,976,938	HSB	02/14/19	—	3,303
USD	263,377	MXN	5,387,869	HSB	02/14/19	—	9,027
USD	66,675	MXN	1,364,175	JPM	02/14/19	—	2,296
USD	131,596	NOK	1,106,265	CIT	02/14/19	3,406	—
USD	118,566	NOK	1,020,481	HSB	02/14/19	317	—
USD	229,641	NOK	1,929,510	HSB	02/14/19	6,057	—
USD	281,453	NOK	2,437,561	SSB	03/28/19	—	1,511
USD	44,143	NZD	65,011	HSB	02/14/19	474	—
USD	55,998	NZD	82,463	HSB	02/14/19	608	—
USD	582,361	NZD	857,043	HSB	02/14/19	6,684	—
USD	108,381	NZD	159,484	JPM	02/14/19	1,255	—

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	65,207	PLN	248,083	HSB	02/14/19	$—	$1,140
USD	264,698	PLN	998,278	HSB	02/14/19	—	2,280
USD	342,049	SGD	468,488	HSB	02/14/19	—	1,995
USD	55,684	SGD	76,163	SSB	03/28/19	—	306
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$184,345	$67,260

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Shares	Fair Value

Lazard Opportunistic Strategies Portfolio

Exchange-Traded Funds | 87.5%

Equity Funds | 63.9%
Energy Select Sector SPDR Fund	52,700	$3,022,345
ETFMG Prime Mobile Payments ETF	122,600	4,284,870
Fidelity MSCI Health Care Index ETF	165,800	6,850,856
Franklin FTSE Japan ETF	383,700	8,633,250
Industrial Select Sector SPDR Fund	66,700	4,296,147
iShares Expanded Tech Sector ETF	25,000	4,292,767
iShares Expanded Tech-Software Sector ETF	25,400	4,407,535
iShares Global Materials ETF	55,900	3,206,927
iShares MSCI All Country Asia ex Japan ETF	84,400	5,361,932
iShares Transportation Average ETF	25,700	4,240,757
Vanguard Financials ETF	73,000	4,333,280
Vanguard S&P 500 ETF	56,000	12,869,360
		65,800,026
Fixed-Income Funds | 23.6%
Goldman Sachs Access Treasury 0-1 Year ETF	80,780	8,082,039
iShares 1-3 Year Treasury Bond ETF	97,100	8,119,502
Vanguard Intermediate-Term Corporate Bond ETF	98,000	8,120,280
		24,321,821
Total Exchange-Traded Funds (Cost $93,119,777)		90,121,847

Closed-End Management Investment Companies | 4.6%
Royce Value Trust, Inc. (Cost $5,594,438)	403,700	4,763,660

Short-Term Investments | 8.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $8,347,015)	8,347,015	8,347,015

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Fair Value

Lazard Opportunistic Strategies Portfolio (concluded)

Total Investments | 100.2% (Cost $107,061,230)	$103,232,522

Liabilities in Excess of Cash and Other Assets | (0.2)%	(163,703)

Net Assets | 100.0%	$103,068,819

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•)

Common Stocks | 58.5%

Australia | 4.0%
AGL Energy, Ltd.	654	$9,463
Atlas Arteria, Ltd.	16,740	73,806
AusNet Services	69,401	76,054
BHP Group PLC	1,339	27,993
BlueScope Steel, Ltd.	2,180	16,827
CSL, Ltd.	397	51,847
Fortescue Metals Group, Ltd.	7,660	22,448
Goodman Group REIT	8,350	62,500
IDP Education, Ltd.	1,231	8,557
Sydney Airport	16,000	75,841
Transurban Group	18,333	150,509
Wesfarmers, Ltd.	970	22,028
Western Areas, Ltd.	9,757	13,616
Woolworths Group, Ltd.	1,932	40,033
		651,522
Canada | 3.9%
Agnico Eagle Mines, Ltd.	952	38,461
Alimentation Couche-Tard, Inc., Class B	891	44,321
Atco, Ltd., Class I	1,050	29,696
Bank of Montreal	659	43,053
BCE, Inc.	1,219	48,155
Boardwalk Real Estate Investment Trust	1,030	28,526
BRP, Inc.	705	18,250
Canadian National Railway Co.	384	28,440
CI Financial Corp.	2,286	28,935
Great-West Lifeco, Inc.	403	8,319
Kirkland Lake Gold, Ltd.	1,283	33,456
Magna International, Inc.	452	20,517
Martinrea International, Inc.	963	7,660
National Bank of Canada	197	8,088
Northland Power, Inc.	2,171	34,508
Nutrien, Ltd.	321	15,087
Rogers Communications, Inc., Class B	373	19,114

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Royal Bank of Canada	1,010	$69,129
Sun Life Financial, Inc.	261	8,659
TELUS Corp.	479	15,877
The Bank of Nova Scotia	318	15,851
The Toronto-Dominion Bank	1,281	63,675
TransAlta Corp.	2,366	9,688
		637,465
China | 0.4%
China Vanke Co., Ltd., Class H	18,200	61,271

Denmark | 0.1%
Novo Nordisk A/S, Class B	202	9,285
Scandinavian Tobacco Group A/S	852	10,265
		19,550
Faeroe Islands | 0.1%
Bakkafrost P/F	172	8,415

Finland | 0.1%
Cramo Oyj	593	10,115

France | 2.5%
Air Liquide SA	195	24,142
AXA SA	513	11,053
Engie SA	1,460	20,867
Eutelsat Communications SA	5,647	111,674
L’Oreal SA	195	44,763
Unibail-Rodamco-Westfield	259	40,007
Vinci SA	1,892	155,480
		407,986
Germany | 1.6%
ADO Properties SA	1,459	76,284
Allianz SE	67	13,445
Aroundtown SA	3,114	25,844
Deutsche Lufthansa AG	993	22,395
Fraport AG	1,109	79,269
Vonovia SE	1,114	50,560
		267,797

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Hong Kong | 1.8%
Dairy Farm International Holdings, Ltd.	3,900	$35,222
Jardine Matheson Holdings, Ltd.	272	18,939
Link Real Estate Investment Trust	9,500	95,671
Sun Hung Kai Properties, Ltd.	5,000	70,895
Wharf Real Estate Investment Co., Ltd.	11,000	65,387
		286,114
Ireland | 0.2%
AerCap Holdings NV (*)	173	6,851
CRH PLC	806	21,246
Ryanair Holdings PLC Sponsored ADR (*)	112	7,990
		36,087
Italy | 4.2%
ASTM SpA	1,057	21,131
Atlantia SpA (*)	7,889	163,366
Hera SpA	10,527	32,064
Italgas SpA	21,874	125,034
Poste Italiane SpA	1,701	13,652
Snam SpA	34,345	150,335
Societa Iniziative Autostradali e Servizi SpA	1,009	13,915
Terna SpA	27,487	156,033
		675,530
Japan | 2.5%
East Japan Railway Co.	200	17,777
GLP J-Reit	76	77,632
KDDI Corp.	500	11,915
Mitsubishi Estate Co., Ltd.	5,500	86,190
Mitsui Fudosan Co., Ltd.	3,500	77,551
MS&AD Insurance Group Holdings, Inc.	300	8,516
Nippon Prologis REIT, Inc.	19	40,109
NTT DOCOMO, Inc.	1,300	29,192
Sompo Holdings, Inc.	300	10,126
Sumitomo Metal Mining Co., Ltd.	600	15,958
Tokio Marine Holdings, Inc.	300	14,261
West Japan Railway Co.	300	21,187
		410,414

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Luxembourg | 0.9%
SES SA	7,679	$147,082

Mexico | 0.3%
Alpek SAB de CV (*)	16,755	20,505
Corp Inmobiliaria Vesta SAB de CV	20,100	27,442
		47,947
Netherlands | 0.3%
Aegon NV	1,579	7,340
Akzo Nobel NV	254	20,417
Intertrust NV	595	9,991
NN Group NV	347	13,785
		51,533
New Zealand | 0.1%
Air New Zealand, Ltd.	3,628	7,555
Spark New Zealand, Ltd.	5,097	14,157
		21,712
Norway | 0.2%
Equinor ASA	836	17,829
Salmar ASA	220	10,881
		28,710
Philippines | 0.3%
Megaworld Corp.	497,000	44,889

Singapore | 0.6%
CapitaLand Mall Trust REIT	34,400	56,916
DBS Group Holdings, Ltd.	459	7,930
Sheng Siong Group, Ltd.	12,700	9,880
Singapore Airlines, Ltd.	1,100	7,574
Singapore Technologies Engineering, Ltd.	3,800	9,691
		91,991
South Korea | 0.1%
S-Oil Corp.	242	21,115

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Spain | 1.2%
Merlin Properties Socimi SA REIT	3,733	$46,123
Red Electrica Corporacion SA	6,484	144,429
		190,552
Sweden | 0.0%
Swedish Match AB	196	7,727

Switzerland | 0.6%
Ferguson PLC	440	28,180
Roche Holding AG	256	63,302
		91,482
United Arab Emirates | 0.3%
Emaar Properties PJSC	38,243	43,021

United Kingdom | 5.7%
Admiral Group PLC	1,374	35,717
Ashtead Group PLC	461	9,551
BP PLC	4,676	29,503
Derwent London PLC REIT	683	24,789
Great Portland Estates PLC REIT	4,672	39,152
Hargreaves Lansdown PLC	784	18,472
Howden Joinery Group PLC	4,404	24,357
Imperial Brands PLC	1,643	49,684
International Consolidated Airlines Group SA	3,513	27,694
National Grid PLC	17,936	173,451
Pennon Group PLC	10,815	95,369
Segro PLC REIT	7,517	56,385
Severn Trent PLC	6,104	141,024
Unilever NV	459	24,940
United Utilities Group PLC	17,756	166,270
		916,358
United States | 26.5%
Agilent Technologies, Inc.	156	10,524
Alexandria Real Estate Equities, Inc. REIT	498	57,390
American Electric Power Co., Inc.	2,000	149,480
American Express Co.	94	8,960

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

American Homes 4 Rent, Class A REIT	3,493	$69,336
American Tower Corp. REIT	603	95,389
Americold Realty Trust REIT	3,629	92,685
Amgen, Inc.	48	9,344
Aon PLC	472	68,610
Apple, Inc.	183	28,866
Bank of America Corp.	491	12,098
Best Buy Co., Inc.	128	6,779
Biogen, Inc. (*)	32	9,629
Boston Properties, Inc. REIT	559	62,915
Bristol-Myers Squibb Co.	250	12,995
Broadridge Financial Solutions, Inc.	86	8,278
Burlington Stores, Inc. (*)	57	9,272
Campbell Soup Co.	546	18,013
Cboe Global Markets, Inc.	82	8,022
CF Industries Holdings, Inc. N Ap	360	15,664
Charles River Laboratories International, Inc. (*)	127	14,374
Church & Dwight Co., Inc.	216	14,204
Cigna Corp.	205	38,934
Cisco Systems, Inc.	267	11,569
Conagra Brands, Inc.	277	5,917
Consolidated Edison, Inc.	770	58,874
Copart, Inc. (*)	421	20,115
CoreSite Realty Corp. REIT	490	42,743
Costco Wholesale Corp.	162	33,001
Cracker Barrel Old Country Store, Inc.	83	13,268
CSX Corp.	919	57,097
Darden Restaurants, Inc.	223	22,269
Deere & Co.	232	34,607
DowDuPont, Inc.	338	18,076
Edison International	2,173	123,361
Eli Lilly & Co.	527	60,984
EOG Resources, Inc.	358	31,221
Equinix, Inc. REIT	242	85,320
Equity Lifestyle Properties, Inc. REIT	586	56,918
Essential Properties Realty Trust, Inc.	2,818	39,001

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Essex Property Trust, Inc. REIT	360	$88,276
Exelon Corp.	398	17,950
Extra Space Storage, Inc. REIT	730	66,050
F5 Networks, Inc. (*)	207	33,540
Fortune Brands Home & Security, Inc.	236	8,966
H&R Block, Inc.	677	17,176
HCA Healthcare, Inc.	65	8,089
Hilton Worldwide Holdings, Inc.	1,220	87,596
Honeywell International, Inc.	53	7,002
Hudson Pacific Properties, Inc. REIT	1,927	55,999
Humana, Inc.	86	24,637
Intel Corp.	1,162	54,533
Intercontinental Exchange, Inc.	290	21,846
IQVIA Holdings, Inc. (*)	183	21,259
Johnson & Johnson	549	70,848
JPMorgan Chase & Co.	248	24,210
Kansas City Southern	800	76,360
KAR Auction Services, Inc.	178	8,494
Kimberly-Clark Corp.	363	41,360
Lamb Weston Holdings, Inc.	256	18,831
Lockheed Martin Corp.	212	55,510
Lowe’s Cos., Inc.	143	13,208
Marathon Petroleum Corp.	449	26,496
Marsh & McLennan Cos., Inc.	254	20,257
MasterCard, Inc., Class A	354	66,782
McDonald’s Corp.	121	21,486
Merck & Co., Inc.	339	25,903
MetLife, Inc.	204	8,376
Mettler-Toledo International, Inc. (*)	61	34,500
Newmont Mining Corp.	820	28,413
NIKE, Inc., Class B	348	25,801
Norfolk Southern Corp.	1,019	152,381
Northrop Grumman Corp.	149	36,490
Occidental Petroleum Corp.	470	28,849
Olin Corp.	987	19,849
Owens Corning	283	12,446

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Paychex, Inc.	555	$36,158
Pfizer, Inc.	233	10,170
PG&E Corp. (*)	5,264	125,020
Prologis, Inc.	1,329	78,039
Quest Diagnostics, Inc.	81	6,745
Raytheon Co.	167	25,609
Republic Services, Inc.	989	71,297
Ross Stores, Inc.	325	27,040
Simon Property Group, Inc. REIT	645	108,354
Skyworks Solutions, Inc.	161	10,790
Starbucks Corp.	868	55,899
Synchrony Financial	341	8,000
Synovus Financial Corp.	291	9,309
Sysco Corp.	1,114	69,803
Target Corp.	231	15,267
Texas Instruments, Inc.	217	20,507
The Allstate Corp.	324	26,772
The Boeing Co.	196	63,210
The Estee Lauder Cos., Inc., Class A	64	8,326
The Hershey Co.	102	10,932
The Home Depot, Inc.	133	22,852
The Macerich Co. REIT	1,399	60,549
The Procter & Gamble Co.	930	85,486
The TJX Cos., Inc.	1,018	45,545
The Toro Co.	184	10,282
The Travelers Cos., Inc.	71	8,502
Thermo Fisher Scientific, Inc.	244	54,605
Tyson Foods, Inc., Class A	165	8,811
UnitedHealth Group, Inc.	216	53,810
Visa, Inc., Class A	308	40,638
Vulcan Materials Co.	228	22,526
Walgreens Boots Alliance, Inc.	194	13,256
Walmart, Inc.	245	22,822
Waste Connections, Inc.	238	17,672
Waste Management, Inc.	784	69,768
Waters Corp. (*)	106	19,997

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description		Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Westlake Chemical Corp.		361	$23,887
Weyerhaeuser Co. REIT		1,913	41,818
WW Grainger, Inc.		62	17,506
Zoetis, Inc.		107	9,153
			4,302,603
Total Common Stocks (Cost $10,024,269)			9,478,988

Exchange-Traded Funds | 1.5%
SPDR Gold Shares (*), (∆) (Cost $229,112)		1,961	237,771

Description	Security Currency	Principal Amount (000)	Fair Value

Foreign Government Obligations | 8.7%

Australia | 0.3%
Australia Government Bonds, 3.000%, 09/20/25	AUD	46	$45,736

Canada | 0.4%
Canadian Government Real Return Bonds, 2.000%, 12/01/41	CAD	75	68,570

Denmark | 0.8%
Denmark Inflation Linked Government Bonds, 0.100%, 11/15/23	DKK	801	130,179

France | 1.3%
Government of France, 1.850%, 07/25/27	EUR	150	208,815

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Italy | 1.4%
Italy Buoni Poliennali Del Tesoro:
0.100%, 05/15/22	EUR	131	$146,268
2.350%, 09/15/24	EUR	68	82,196
			228,464
New Zealand | 0.9%
New Zealand Government Bonds, 3.000%, 09/20/30	NZD	175	146,548

Spain | 1.4%
Spain Government Inflation Linked Bonds:
0.300%, 11/30/21	EUR	119	141,261
1.800%, 11/30/24	EUR	69	89,255
			230,516
Sweden | 0.3%
Sweden Inflation Linked Bonds, 3.500%, 12/01/28	SEK	190	42,135

United Kingdom | 1.9%
United Kingdom Gilt Inflation Linked:
2.500%, 04/16/20	GBP	40	182,924
0.750%, 03/22/34	GBP	72	131,873
			314,797
Total Foreign Government Obligations (Cost $1,404,220)			1,415,760

US Treasury Securities | 15.0%
Treasury Inflation Protected Securities:
0.125%, 04/15/20	USD	788	770,547
1.125%, 01/15/21	USD	875	871,101
2.375%, 01/15/25	USD	224	242,248
2.500%, 01/15/29	USD	479	545,625

Total US Treasury Securities (Cost $2,495,535)			2,429,521

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Short-Term Investments | 15.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (∆) (Cost $2,539,959)	2,539,959	$2,539,959

Total Investments | 99.4% (Cost $16,693,095) (»)		$16,101,999

Cash and Other Assets in Excess of Liabilities | 0.6%		104,384

Net Assets | 100.0%		$16,206,383

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Forward Currency Contracts open at December 31, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	22,804	USD	16,800	CIT	02/14/19	$—	$718
AUD	20,793	USD	14,696	SSB	03/28/19	—	24
EUR	4,151	USD	4,777	HSB	01/10/19	—	18
EUR	46,908	USD	54,109	SSB	03/28/19	18	—
JPY	4,364,268	USD	38,998	CIT	02/14/19	908	—
JPY	8,871,752	USD	79,279	HSB	02/14/19	1,841	—
MXN	2,665,663	USD	130,306	HSB	02/14/19	4,559	—
NZD	23,337	USD	16,000	HSB	02/14/19	—	330
USD	25,655	AUD	35,527	HSB	02/14/19	601	—
USD	401,217	AUD	558,106	SSB	03/28/19	7,389	—
USD	24,388	CAD	32,232	CIT	02/14/19	742	—
USD	31,319	CAD	41,974	CIT	03/28/19	498	—
USD	46,859	CAD	61,920	HSB	02/14/19	1,434	—
USD	12,372	CHF	12,164	CIT	03/28/19	—	99
USD	6,602	CHF	6,486	SSB	03/28/19	—	47
USD	134,033	DKK	870,195	CIT	02/14/19	9	—
USD	915,122	EUR	794,563	CIT	03/28/19	—	1,718
USD	81,091	EUR	71,741	HSB	01/10/19	—	1,146
USD	607,376	EUR	527,837	HSB	01/10/19	2,312	—
USD	434,253	EUR	376,957	SSB	03/28/19	—	715
USD	87,712	GBP	68,061	CIT	02/14/19	683	—
USD	229,047	GBP	177,757	HSB	02/14/19	1,751	—
USD	554,856	GBP	436,261	SSB	03/28/19	—	4,138
USD	39,900	JPY	4,495,577	HSB	02/14/19	—	1,206
USD	131,006	MXN	2,679,967	HSB	02/14/19	—	4,584
USD	100,964	NZD	148,343	CIT	02/14/19	1,359	—
USD	26,533	NZD	39,048	HSB	02/14/19	314	—
USD	54,047	SEK	483,252	HSB	02/14/19	—	613
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$24,418	$15,356

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Futures Contracts open at December 31, 2018 (∆):

Type	Number of Contracts	Notional Amount	Expiration Date	Notional Cost	Fair Value	Unrealized Depreciation

Lean Hogs	2	$80,000	02/14/19	$53,512	$48,780	$4,732
Natural Gas	4	40,000	02/26/19	130,734	114,040	16,694
Total gross unrealized depreciation on Futures Contracts						$21,426

Total Return Swap Agreements open at December 31, 2018 (∆):

Pay	Currency	Counterparty	Notional Amount	Expiration Date	Receive	Payment Frequency	Unrealized Depreciation

0.00%	USD	GSC	$2,449,142	10/24/19	Appreciation, and dividends paid, on commodities in a custom momentum basket	Upon Maturity	$282,655

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (•) (concluded)

The following table represents the commodity exposure expressed as a percentage of the notional amount of the individual commodity underlying the custom total return basket swap agreements with GSC, as of December 31, 2018:

Commodity	Commodity Index Ticker Symbol	Commodity Exposure Expressed as a Percentage of Notional Amount

Aluminum	BCOMAL	5.74%
Bean Oil	BCOMBO	1.31
Brent Crude	BCOMCO	10.25
Coffee	BCOMKC	1.45
Copper	BCOMHG	10.63
Corn	BCOMCN	7.69
Cotton	BCOMCT	3.15
Crude Oil	BCOMCO	9.83
Gasoline (RBOB)	BCOMRB	0.91
Gold	BCOMGC	3.29
Heating Oil	BCOMHO	2.18
Kansas Wheat	BCOMKW	1.13
Lean Hogs	BCOMLH	1.57
Live Cattle	BCOMLC	3.78
Natural Gas	BCOMNG	9.73
Nickel	BCOMNI	2.77
Silver	BCOMSI	3.91
Soy Meal	BCOMSM	2.59
Soybeans	BCOMSY	7.80
Sugar	BCOMSB	1.79
Wheat	BCOMWH	5.16
Zinc	BCOMZS	3.34
Total		100.00%

The accompanying notes are an integral part of these financial statements.

Annual Report  53

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2018

(*)	Non-income producing security.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2018, these securities amounted to 1.3% of net assets of Lazard Global Dynamic Multi-Asset Portfolio.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2018.

(»)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(•)	Lazard Real Assets and Pricing Opportunities Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.

(∆)	The security is owned by Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., a wholly-owned subsidiary of Lazard Real Assets and Pricing Opportunities Portfolio. See Note 1 in the Notes to Financial Statements.

Security Abbreviations:

ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Reference Rate
ETF	—	Exchange-Traded Fund
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:
AUD	—	Australian Dollar	ILS	—	Israeli Shekel
CAD	—	Canadian Dollar	JPY	—	Japanese Yen
CHF	—	Swiss Franc	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
HKD	—	Hong Kong Dollar	USD	—	United States Dollar
HUF	—	Hungarian Forint

Counterparty Abbreviations:
CIT	—	Citibank NA
GSC	—	Goldman Sachs International
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Common Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	1.9%	1.2%
Air Freight & Logistics	0.2	—
Airlines	0.6	0.4
Auto Components	0.3	0.2
Automobiles	0.6	—
Banks	6.9	1.5
Beverages	2.7	—
Biotechnology	1.2	0.4
Building Products	0.2	0.1
Capital Markets	2.9	0.5
Chemicals	1.0	1.0
Commercial Services & Suppliers	1.2	1.2
Communications Equipment	0.9	0.3
Construction & Engineering	0.4	0.9
Construction Materials	—	0.3
Consumer Finance	0.8	0.1
Diversified Consumer Services	0.1	0.1
Diversified Financial Services	0.8	—
Diversified Telecommunication Services	1.4	0.5
Electric Utilities	1.7	4.9
Electrical Equipment	0.8	—
Electronic Equipment, Instruments & Components	0.5	—
Energy Equipment & Services	0.2	—
Entertainment	0.8	—
Equity Real Estate Investment Trusts (REITs)	1.2	10.3
Food & Staples Retailing	1.5	1.7
Food Products	0.9	0.5
Gas Utilities	0.5	0.8
Health Care Equipment & Supplies	0.4	—
Health Care Providers & Services	1.8	0.8
Health Care Technology	0.1	—
Hotels, Restaurants & Leisure	2.2	1.2
Household Durables	0.1	—
Household Products	1.1	0.9
Independent Power & Renewable Electricity Producers	0.1	0.3
Industrial Conglomerates	0.6	0.1

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Industry†	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Insurance	3.6%	1.7%
Interactive Media & Services	0.8	—
Internet & Direct Marketing Retail	1.0	—
IT Services	3.0	0.9
Leisure Products	0.4	0.1
Life Sciences Tools & Services	1.2	0.9
Machinery	1.4	0.3
Media	0.9	1.6
Metals & Mining	0.8	1.2
Multiline Retail	0.4	0.2
Multi-Utilities	0.7	2.0
Oil, Gas & Consumable Fuels	2.5	1.9
Personal Products	1.7	0.5
Pharmaceuticals	4.4	1.6
Professional Services	1.4	0.1
Real Estate Management & Development	1.4	3.9
Road & Rail	1.0	2.2
Semiconductors & Semiconductor Equipment	1.3	0.5
Software	2.4	—
Specialty Retail	2.4	0.8
Technology Hardware, Storage & Peripherals	1.1	0.2
Textiles, Apparel & Luxury Goods	1.0	0.2
Tobacco	0.4	0.4
Trading Companies & Distributors	0.8	0.6
Transportation Infrastructure	—	3.6
Water Utilities	—	2.5
Wireless Telecommunication Services	0.8	0.4
Subtotal	75.4	58.5
Exchange-Traded Funds	—	1.5
Foreign Government Obligations	13.0	8.7
Supranational Bonds	2.6	—
US Government Securities	0.5	—
US Municipal Bonds	0.8	—
US Treasury Securities	4.1	15.0
Short-Term Investments	3.4	15.7
Total Investments	99.8%	99.4%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

56  Annual Report

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Annual Report  57

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2018	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Opportunistic Strategies Portfolio

ASSETS
Investments in securities, at fair value	$42,728,886	$103,232,522
Cash	94,784	—
Cash collateral due from broker on futures contracts and swap agreements	—	—
Foreign currency, at fair value	37,205	222
Receivables for:
Dividends and interest	170,886	97,995
Capital stock sold	179	11,993
Investments sold	2,275	—
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	184,345	—
Prepaid expenses	—	—
Total assets	43,218,560	103,342,732
LIABILITIES
Foreign currency due to custodian	—	—
Payables for:
Management fees	16,242	93,295
Accrued professional services	32,235	29,514
Accrued custodian fees	25,509	6,207
Capital stock redeemed	15,000	138,706
Investments purchased	255,738	—
Variation margin on open futures contracts	—	—
Gross unrealized depreciation on:
Forward currency contracts	67,260	—
Swap agreements	—	—
Other accrued expenses and payables	3,832	6,191
Total liabilities	415,816	273,913
Net assets	$42,802,744	$103,068,819
NET ASSETS
Paid in capital	$44,644,159	$109,823,670
Distributable earnings (Accumulated loss)	(1,841,415)	(6,754,851)
Net assets	$42,802,744	$103,068,819
Institutional Shares
Net assets	$42,577,373	$102,782,962
Shares of capital stock outstanding*	4,593,006	11,766,647
Net asset value, offering and redemption price per share	$9.27	$8.74
Open Shares
Net assets	$225,371	$285,857
Shares of capital stock outstanding*	24,305	32,902
Net asset value, offering and redemption price per share	$9.27	$8.69
Cost of investments in securities	$44,326,039	$107,061,230
Cost of foreign currency	$37,152	$219

(a) Consolidated Statement of Assets and Liabilities.

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (a)

$16,101,999
—

377,940
—

51,887
—
15,238
7,996

24,418
13,996
16,593,474

4,931

—
39,773
15,564
596
14,581
11,606

15,356
282,655
2,029
387,091
$16,206,383

$17,258,160
(1,051,777)
$16,206,383

$16,163,794
1,715,687

$9.42

$42,589
4,528

$9.41
$16,693,095
$(4,869)

Annual Report  59

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2018	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Opportunistic Strategies Portfolio

Investment Income (Loss)
Income
Dividends	$886,955	$2,659,677
Interest	333,563	406,079
Total investment income*	1,220,518	3,065,756
Expenses
Management fees (Note 3)	431,101	1,310,982
Professional services	48,197	50,354
Custodian fees	159,970	42,256
Registration fees	35,477	37,716
Administration fees	16,561	26,212
Shareholders’ services	23,059	24,230
Shareholders’ reports	4,909	13,977
Directors’ fees and expenses	7,078	9,916
Distribution fees (Open Shares)	1,101	1,025
Other^	6,641	8,736
Total gross expenses	734,094	1,525,404
Management fees waived and expenses reimbursed	(247,578)	(186,444)
Total net expenses	486,516	1,338,960
Net investment income (loss)	734,002	1,726,796
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts, Futures Contracts and Swap Agreements
Net realized gain (loss) on:
Investments	5,390,531	517,428
Foreign currency transactions	6,491	(22,514)
Forward currency contracts	(24,710)	—
Futures contracts	—	—
Swap agreements	—	(1,067,563)
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	5,372,312	(572,649)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,211,294)	(16,605,150)
Foreign currency translations	(1,638)	(6)
Forward currency contracts	186,804	—
Futures contracts	—	—
Swap agreements	—	(339,094)
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, futures contracts and swap agreements	(9,026,128)	(16,944,250)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	(3,653,816)	(17,516,899)
Net increase (decrease) in net assets resulting from operations	$(2,919,814)	$(15,790,103)
* Net of foreign withholding taxes of	$52,991	$—
^ Includes interest on line of credit of	$—	$—

(a) Consolidated Statement of Operations.

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (a)

$328,720
104,533
433,253

124,538
56,366
106,330
23,312
12,049
22,175
3,384
15,621
240
9,805
373,820
(213,357)
160,463
272,790

424,072
(6,509)
180,580
(2,795)
(53,662)

541,686

(1,878,564)
234
96,825
(29,485)
(323,973)

(2,134,963)

(1,593,277)

$(1,320,487)
$22,154
$30

Annual Report  61

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Global Dynamic Multi-Asset Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$734,002	$825,699
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	5,372,312	2,467,833
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, futures contracts and swap agreements	(9,026,128)	7,699,622
Net increase (decrease) in net assets resulting from operations	(2,919,814)	10,993,154

Distributions to shareholders (Note 2(g))
Net investment income and net realized gains
Institutional Shares	(5,801,393)	(3,287,008)
Open Shares	(57,021)	(18,447)
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(5,858,414)	(3,305,455)

Capital stock transactions
Net proceeds from sales
Institutional Shares	4,837,074	9,364,602
Open Shares	64,758	267,652
Net proceeds from reinvestment of distributions
Institutional Shares	5,801,393	3,280,747
Open Shares	57,021	18,447
Cost of shares redeemed
Institutional Shares	(28,135,810)	(77,323)
Open Shares	(218,269)	(121,195)
Net increase (decrease) in net assets from capital stock transactions	(17,593,833)	12,732,930
Total increase (decrease) in net assets	(26,372,061)	20,420,629
Net assets at beginning of period	69,174,805	48,754,176
Net assets at end of period	$42,802,744	$69,174,805

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Lazard Opportunistic Strategies Portfolio		Lazard Real Assets and Pricing Opportunities Portfolio (a)
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$1,726,796	$1,502,302	$272,790	$279,707

(572,649)	13,854,303	541,686	(72,726)

(16,944,250)	9,439,570	(2,134,963)	1,254,421

(15,790,103)	24,796,175	(1,320,487)	1,461,402

(6,028,662)	(11,066,751)	(831,453)	(402,671)
(17,872)	(29,962)	(2,339)	(2,642)

(262,110)	—	—	—
(777)	—	—	—

(6,309,421)	(11,096,713)	(833,792)	(405,313)

18,043,749	35,317,474	439,718	3,538,199
96,400	49,791	3,168	164,978

5,917,185	10,077,754	831,453	402,671
18,147	29,181	2,339	2,641

(50,917,387)	(48,762,309)	(771,616)	(272,334)
(184,943)	(533,355)	(91,095)	(35,527)

(27,026,849)	(3,821,464)	413,967	3,800,628
(49,126,373)	9,877,998	(1,740,312)	4,856,717
152,195,192	142,317,194	17,946,695	13,089,978
$103,068,819	$152,195,192	$16,206,383	$17,946,695

Annual Report  63

	Lazard Global Dynamic Multi-Asset Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	5,986,168	4,855,126
Shares sold	419,838	850,861
Shares issued to shareholders from reinvestment of distributions	636,322	286,980
Shares redeemed	(2,449,322)	(6,799)
Net increase (decrease)	(1,393,162)	1,131,042
Shares outstanding at end of period	4,593,006	5,986,168

Open Shares†
Shares outstanding at beginning of period	36,012	21,043
Shares sold	5,633	24,809
Shares issued to shareholders from reinvestment of distributions	6,247	1,613
Shares redeemed	(23,587)	(11,453)
Net increase (decrease)	(11,707)	14,969
Shares outstanding at end of period	24,305	36,012

(a)	Consolidated Statements of Changes in Net Assets.
†	The inception date for the Lazard Real Assets and Pricing Opportunities Portfolio Open Shares was January 9, 2017.

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Lazard Opportunistic Strategies Portfolio		Lazard Real Assets and Pricing Opportunities Portfolio (a)
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

14,316,598	14,593,661	1,662,975	1,309,562
1,734,091	3,454,939	42,171	341,080

648,666	953,430	86,381	38,062
(4,932,708)	(4,685,432)	(75,840)	(25,729)
(2,549,951)	(277,063)	52,712	353,413
11,766,647	14,316,598	1,715,687	1,662,975

40,563	85,313	12,627	—
9,206	4,746	299	15,804

1,980	2,774	242	249
(18,847)	(52,270)	(8,640)	(3,426)
(7,661)	(44,750)	(8,099)	12,627
32,902	40,563	4,528	12,627

Annual Report  65

The Lazard Funds, Inc. Financial Highlights

LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended		For the Period 5/27/16* to
throughout each period	12/31/18	12/31/17	12/31/16

Institutional Shares
Net asset value, beginning of period	$11.49	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.15	0.06
Net realized and unrealized gain (loss)	(0.92)	1.92	(0.01)
Total from investment operations	(0.76)	2.07	0.05
Less distributions from:
Net investment income	(0.20)	(0.14)	(0.05)
Net realized gains	(1.26)	(0.44)	— (b)
Total distributions	(1.46)	(0.58)	(0.05)
Net asset value, end of period	$9.27	$11.49	$10.00
Total Return (c)	–6.35%	20.69%	0.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,577	$68,761	$48,544
Ratios to average net assets (d):
Net expenses	0.90%	0.90%	0.90%
Gross expenses	1.34%	1.42%	2.14%
Net investment income (loss)	1.36%	1.40%	0.95%
Portfolio turnover rate	120%	102%	67%

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Selected data for a share of capital stock outstanding	Year Ended		For the Period 5/27/16* to
throughout each period	12/31/18	12/31/17	12/31/16

Open Shares
Net asset value, beginning of period	$11.49	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.12	0.04
Net realized and unrealized gain (loss)	(0.91)	1.91	(0.01)
Total from investment operations	(0.79)	2.03	0.03
Less distributions from:
Net investment income	(0.17)	(0.10)	(0.03)
Net realized gains	(1.26)	(0.44)	— (b)
Total distributions	(1.43)	(0.54)	(0.03)
Net asset value, end of period	$9.27	$11.49	$10.00
Total Return (c)	–6.64%	20.33%	0.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$225	$414	$210
Ratios to average net assets (d):
Net expenses	1.20%	1.20%	1.20%
Gross expenses	4.20%	5.79%	9.43%
Net investment income (loss)	1.07%	1.09%	0.72%
Portfolio turnover rate	120%	102%	67%

*	The Portfolio commenced operations on May 27, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  67

LAZARD OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$10.60	$9.70	$9.36	$10.02	$10.24
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.10	0.16 ^	0.07	0.04
Net realized and unrealized gain (loss)	(1.48)	1.62	0.34	(0.46)	0.41
Total from investment operations	(1.34)	1.72	0.50	(0.39)	0.45
Less distributions from:
Net investment income	(0.02)	(0.14)	(0.14)	(0.03)	(0.28)
Net realized gains	(0.48)	(0.68)	—	(0.24)	(0.39)
Return of capital	(0.02)	—	(0.02)	— (b)	—
Total distributions	(0.52)	(0.82)	(0.16)	(0.27)	(0.67)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$8.74	$10.60	$9.70	$9.36	$10.02
Total Return (c)	–12.72%	17.74%	5.36%^	–3.80%	4.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$102,783	$151,767	$141,494	$170,626	$185,489
Ratios to average net assets:
Net expenses	1.02%	1.05%	1.02%^	1.02%	1.02%
Gross expenses	1.15%	1.18%	1.19%	1.18%	1.15%
Gross expenses, excluding expenses on securities sold short	1.15%†	1.15%	1.19%	1.18%	1.15%
Net investment income (loss)	1.32%	0.99%	1.72%^	0.66%	0.35%
Portfolio turnover rate:
Excluding securities sold short	227%	142%	238%	255%	265%
Including securities sold short	N/A †	153%	N/A	N/A	N/A

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$10.55	$9.65	$9.32	$10.02	$10.24
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.05	0.13 ^	0.01	0.01
Net realized and unrealized gain (loss)	(1.46)	1.64	0.33	(0.47)	0.41
Total from investment operations	(1.36)	1.69	0.46	(0.46)	0.42
Less distributions from:
Net investment income	—	(0.11)	(0.11)	— (b)	(0.25)
Net realized gains	(0.48)	(0.68)	—	(0.24)	(0.39)
Return of capital	(0.02)	—	(0.02)	— (b)	—
Total distributions	(0.50)	(0.79)	(0.13)	(0.24)	(0.64)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$8.69	$10.55	$9.65	$9.32	$10.02
Total Return (c)	–13.05%	17.48%	4.97%^	–4.51%	4.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$286	$428	$823	$725	$3,950
Ratios to average net assets:
Net expenses	1.32%	1.34%	1.32%^	1.32%	1.32%
Gross expenses	4.22%	3.87%	3.31%	1.66%	1.81%
Gross expenses, excluding expenses on securities sold short	4.22%†	3.85%	3.31%	1.66%	1.81%
Net investment income (loss)	1.00%	0.53%	1.43%^	0.15%	0.14%
Portfolio turnover rate:
Excluding securities sold short	227%	142%	238%	255%	265%
Including securities sold short	N/A †	153%	N/A	N/A	N/A

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
†	No securities sold short in current year.

The accompanying notes are an integral part of these financial statements.

Annual Report  69

LAZARD REAL ASSETS AND PRICING OPPORTUNITIES PORTFOLIO^

Selected data for a share of capital stock outstanding	Year Ended		For the Period 12/30/16* to
throughout each period	12/31/18	12/31/17	12/31/16

Institutional Shares
Net asset value, beginning of period	$10.71	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.19	—
Net realized and unrealized gain (loss)	(0.96)	0.78	— (b)
Total from investment operations	(0.80)	0.97	— (b)
Less distributions from:
Net investment income	(0.25)	(0.13)	—
Net realized gains	(0.24)	(0.13)	—
Total distributions	(0.49)	(0.26)	—
Net asset value, end of period	$9.42	$10.71	$10.00
Total Return (c)	–7.47%	9.80%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,164	$17,812	$13,090
Ratios to average net assets (d):
Net expenses	0.90%	0.90%	0.00%
Gross expenses	2.04%	3.13%	3.49%
Net investment income (loss)	1.53%	1.79%	0.00%
Portfolio turnover rate	72%	76%	0%

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/18	For the Period 1/9/17* to 12/31/17

Open Shares
Net asset value, beginning of period	$10.70	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.18
Net realized and unrealized gain (loss)	(0.96)	0.74
Total from investment operations	(0.82)	0.92
Less distributions from:
Net investment income	(0.23)	(0.12)
Net realized gains	(0.24)	(0.13)
Total distributions	(0.47)	(0.25)
Net asset value, end of period	$9.41	$10.70
Total Return (c)	–7.70%	9.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43	$135
Ratios to average net assets (d):
Net expenses	1.15%	1.15%
Gross expenses	13.72%	20.65%
Net investment income (loss)	1.29%	1.69%
Portfolio turnover rate	72%	76%

^	Consolidated Financial Highlights.
*	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  71

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2018

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2018, the Fund was comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Global Dynamic Multi-Asset, Opportunistic Strategies (formerly, Capital Allocator Opportunistic Strategies) and Real Assets and Pricing Opportunities Portfolios. The financial statements of the other thirty Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ Prospectus).

Lazard Real Assets and Pricing Opportunities Portfolio commenced investment operations and issued Institutional Shares on December 30, 2016. Lazard Real Assets and Pricing Opportunities Portfolio, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands, was incorporated on October 7, 2016 and commenced operations on December 30, 2016. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objectives and policies as described in its prospectus. The Portfolio expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All inter-company balances and transactions have been eliminated in consolidation. As of December 31, 2018, net assets of the Portfolio were $16,206,383, of

72  Annual Report

which $2,521,420, or 15.56%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

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Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the

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judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of

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foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2018, the Global Dynamic Multi-Asset and Real Assets and Pricing Opportunities Portfolios traded in forward currency contracts.

(d) Futures Contracts—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading

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could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the year ended December 31, 2018, the Real Assets and Pricing Opportunities Portfolio traded in futures contracts.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Commodity-linked swap agreements involve commitments to pay interest in exchange for a commodity-linked return based on a

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notional amount. To the extent the return of the reference commodity or commodity index or basket of reference commodities or commodity indexes underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2018, the Opportunistic Strategies and Real Assets and Pricing Opportunities Portfolios traded in swap agreements.

(f) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2018, the Portfolios had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2018, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Opportunistic Strategies	$2,780,060	$50
Real Assets and Pricing Opportunities	43,215	—

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For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Global Dynamic Multi-Asset	$44,651,867	$1,076,461	$3,025,222	$(1,948,761)
Opportunistic Strategies	107,195,069	771,298	4,733,845	(3,962,547)
Real Assets and Pricing Opportunities	16,753,545	341,631	1,353,995	(1,012,364)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that the Real Assets and Pricing Opportunities Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will

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generally not be available to offset the Real Assets and Pricing Opportunities Portfolio’s ordinary income and/or capital gains for that year, or any future tax year.

The Global Dynamic Multi-Asset Portfolio intends, on its 2018 tax returns, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolio’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolio would otherwise be required to distribute as dividends to shareholders in order for the Portfolio to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment is not affected by the Portfolio’s use of equalization.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, certain fixed-income securities, expenses, derivatives and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Global Dynamic Multi-Asset	$489,582	$(489,582)
Opportunistic Strategies	(262,887)	262,887
Real Assets and Pricing Opportunities	(14,664)	14,664

In October 2018, the US Securities and Exchange Commission (the “SEC”) adopted amendments to certain disclosure requirements

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included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). The Fund adopted these amendments and such changes are reflected in these financial statements.

Under these amendments, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Portfolio’s undistributed net investment income within a Portfolio’s Statement of Changes in Net Assets. The presentation within the Portfolio’s Statement of Changes in Net Assets for the year ended December 31, 2017 also has been modified accordingly.

Below is the characterization of the Portfolio distributions and undistributed (distributions in excess of) net investment income (loss) for the year ended December 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the December 31, 2017 Annual Report:

From net investment income	Institutional Shares	Open Shares

Global Dynamic Multi-Asset	$788,919	$3,510
Opportunistic Strategies	1,886,787	4,028
Real Assets and Pricing Opportunities	200,932	1,078

From net realized gains	Institutional Shares	Open Shares

Global Dynamic Multi-Asset	$2,498,089	$14,937
Opportunistic Strategies	9,179,964	25,934
Real Assets and Pricing Opportunities	201,739	1,564

Undistributed (Distributions in excess of) net investment income (loss)		Amount

Global Dynamic Multi-Asset		$(119,957)
Opportunistic Strategies		(354,162)
Real Assets and Pricing Opportunities		(161,431)

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The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2018	2017	2018	2017

Global Dynamic Multi-Asset	$2,449,223	$3,113,472	$3,409,191	$191,983
Opportunistic Strategies*	1,243,851	10,390,559	4,802,683	706,154
Real Assets and Pricing Opportunities	429,050	401,034	404,742	4,279

*	Opportunistic Strategies Portfolio had return of capital distribution of $262,887 in 2018.

At December 31, 2018, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Global Dynamic Multi-Asset	$154,887	$—	$(1,996,302)
Opportunistic Strategies	(50)	(2,780,060)	(3,974,741)
Real Assets and Pricing Opportunities	33,818	(43,215)	(1,042,380)

(h) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares

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redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

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Portfolio	Annual Rate

Global Dynamic Multi-Asset	0.80%
Opportunistic Strategies	1.00
Real Assets and Pricing Opportunities	0.70

The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, the Real Assets and Pricing Opportunities Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2019 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares

Global Dynamic Multi-Asset	0.90%	1.20%
Opportunistic Strategies	1.02	1.32
Real Assets and Pricing Opportunities	0.90	1.15

During the year ended December 31, 2018, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

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	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Global Dynamic Multi-Asset	$234,375	$—	$3,518	$9,685
Opportunistic Strategies	174,559	—	4,101	7,784
Real Assets and Pricing Opportunities	123,863	77,375	675	11,444

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

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DST is the Fund’s transfer and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. Effective January 1, 2019, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director, and (3) an additional annual fee of $23,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$ 59,207,385	$ 83,595,744
Opportunistic Strategies	240,902,288	250,869,759
Real Assets and Pricing Opportunities	10,519,782	10,641,943

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	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$3,268,252	$2,116,303
Real Assets and Pricing Opportunities	114,569	654,939

For the year ended December 31, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2018, the Investment Manager owned 13.27% of the outstanding shares of the Global Dynamic Multi-Asset Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2018, the following Portfolio had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding
			`
Real Assets and Pricing Opportunities	$87,500	$100,000	3.05%	4

*	For days borrowings were outstanding.

Management believes that the fair value of the liability under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR.

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A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolio’s foreign currency exposure.

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(d) Realty Companies, Real Estate Investments and REITs Risk—Portfolios that invest in Realty Companies, Real Estate Investments and/or REITs could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of a Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITs are subject to similar risks as Real Estate Investments and Realty Companies. The risks related to investments in Real Estate Investments and Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these require-

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ments could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(e) Subsidiary Risk—The Real Assets and Pricing Opportunities Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

(f) Tax Status Risk—Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Real Assets and Pricing Opportunities Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of some of the Portfolio’s investments in the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the Internal Revenue Service, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(g) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

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Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

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Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(h) Underlying Funds Risk—Shares of ETFs, closed-end funds and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”) in which certain Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However,

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unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

These Portfolios may be limited by the 1940 Act in the amount of their assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the SEC on which the Portfolios may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

(i) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural

Annual Report  93

resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

(j) Commodities-Related Investments Risk—Exposure to the commodities markets may subject the Real Assets and Pricing Opportunities Portfolio and the Subsidiary to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disad-

94  Annual Report

vantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

(k) Inflation-Indexed Security Risk—Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a Portfolio may be required to make annual distributions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

(l) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset.

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As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions

96  Annual Report

about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$26,908	$614,861	$—	$641,769
Austria	—	17,393	—	17,393
Belgium	92,134	100,736	—	192,870
Canada	1,338,186	—	—	1,338,186
China	—	26,274	—	26,274
Denmark	—	57,537	—	57,537
Finland	215,063	—	—	215,063
France	187,874	571,873	—	759,747
Germany	103,740	440,067	—	543,807
Hong Kong	322,950	210,826	—	533,776
Israel	96,736	159,704	—	256,440
Italy	—	380,585	—	380,585
Japan	598,047	1,929,078	—	2,527,125
Malta	—	20,208	—	20,208
Netherlands	246,163	166,002	—	412,165
New Zealand	—	23,811	—	23,811
Norway	—	474,881	—	474,881
Portugal	—	22,898	—	22,898
Singapore	171,051	115,498	—	286,549
Spain	—	94,504	—	94,504
Sweden	325,800	60,710	—	386,510
Switzerland	244,698	326,391	—	571,089
United Kingdom	1,356,354	888,199	—	2,244,553
United States	15,992,904	31,082	—	16,023,986
Corporate Bonds*	—	3,929,584	—	3,929,584
Foreign Government Obligations*	—	5,562,426	—	5,562,426
Quasi Government Bonds*	—	281,512	—	281,512
Supranational Bonds	—	1,122,536	—	1,122,536
US Government Securities	—	204,270	—	204,270
US Municipal Bonds	—	341,824	—	341,824
US Treasury Securities	—	1,770,667	—	1,770,667
Short-Term Investments	1,464,341	—	—	1,464,341
Other Financial Instruments†
Forward Currency Contracts	—	184,345	—	184,345
Total	$22,782,949	$20,130,282	$—	$42,913,231
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(67,260)	$—	$(67,260)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Opportunistic Strategies Portfolio
Exchange-Traded Funds	$90,121,847	$—	$—	$90,121,847
Closed-End Management Investment Companies	4,763,660	—	—	4,763,660
Short-Term Investments	8,347,015	—	—	8,347,015
Total	$103,232,522	$—	$—	$103,232,522

Real Assets and Pricing Opportunities Portfolio
Assets:
Common Stocks*
Australia	$—	$651,522	$—	$651,522
Canada	637,465	—	—	637,465
China	—	61,271	—	61,271
Denmark	—	19,550	—	19,550
Faeroe Islands	—	8,415	—	8,415
Finland	—	10,115	—	10,115
France	—	407,986	—	407,986
Germany	—	267,797	—	267,797
Hong Kong	—	286,114	—	286,114
Ireland	14,841	21,246	—	36,087
Italy	—	675,530	—	675,530
Japan	—	410,414	—	410,414
Luxembourg	—	147,082	—	147,082
Mexico	47,947	—	—	47,947
Netherlands	—	51,533	—	51,533
New Zealand	—	21,712	—	21,712
Norway	—	28,710	—	28,710
Philippines	—	44,889	—	44,889
Singapore	—	91,991	—	91,991
South Korea	—	21,115	—	21,115
Spain	—	190,552	—	190,552
Sweden	—	7,727	—	7,727
Switzerland	—	91,482	—	91,482
United Arab Emirates	—	43,021	—	43,021
United Kingdom	—	916,358	—	916,358
United States	4,302,603	—	—	4,302,603
Exchange-Traded Funds	237,771	—	—	237,771
Foreign Government Obligations*	—	1,415,760	—	1,415,760
US Treasury Securities	—	2,429,521	—	2,429,521
Short-Term Investments	2,539,959	—	—	2,539,959
Other Financial Instruments†
Forward Currency Contracts	—	24,418	—	24,418
Total	$7,780,586	$8,345,831	$—	$16,126,417

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2018

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(15,356)	$—	$(15,356)
Futures Contracts	(21,426)	—	—	(21,426)
Swap Agreements	—	(282,655)	—	(282,655)
Total	$(21,426)	$(298,011)	$—	$(319,437)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

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During the year ended December 31, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

	Global			Real Assets
	Dynamic	Opportunistic		and Pricing
	Multi-Asset	Strategies		Opportunities
Derivative Instruments	Portfolio	Portfolio		Portfolio

Forward currency contracts:
Average amounts purchased	$8,300,000	$—		$500,000
Average amounts sold	8,300,000	—		5,000,000

Futures contracts:
Average notional value of contracts – long	—	—		100,000
Average notional value of contracts – short	—	—		100,000	†

Total return swap agreements:
Average notional value	—	13,800,000	#	2,300,000

†	Represents average monthly notional exposure for the one month the derivative instrument was open during the period.
#	Represents average monthly notional exposure for the eight months the derivative instrument was open during the period.

Global Dynamic Multi-Asset Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

Assets – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized appreciation on forward currency contracts	$184,345

Liabilities – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized depreciation on forward currency contracts	$67,260

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was:

Net Realized Gain (Loss) from:	Total

Forward currency contracts	$(24,710)

Net Change in Unrealized Appreciation (Depreciation) on:	Total

Forward currency contracts	$186,804

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Opportunistic Strategies Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was:

Net Realized Gain (Loss) from:	Equity Contracts

Swap agreements	$(1,067,563)

Net Change in Unrealized Appreciation (Depreciation) on:	Equity Contracts

Swap agreements	$(339,094)

Real Assets and Pricing Opportunities Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

			Foreign
	Commodity	Equity	Currency
Assets – Derivative Financial Instruments	Contracts	Contracts	Contracts	Total

Forward currency contracts
Unrealized appreciation on forward currency contracts	$—	$—	$24,418	$24,418

			Foreign
	Commodity	Equity	Currency
Liabilities – Derivative Financial Instruments	Contracts	Contracts	Contracts	Total

Forward currency contracts
Unrealized depreciation on forward currency contracts	$—	$—	$15,356	$15,356
Futures contracts
Unrealized depreciation on futures contracts	21,426	—	—	21,426
Swap agreements
Unrealized depreciation on swap agreements	—	282,655	—	282,655
Total	$21,426	$282,655	$15,356	$319,437

102  Annual Report

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was:

			Foreign
	Commodity	Equity	Currency
Net Realized Gain (Loss) from:	Contracts	Contracts	Contracts	Total

Forward currency contracts	$—	$—	$180,580	$180,580
Futures contracts	(2,795)	—	—	(2,795)
Swap agreements	—	(53,662)	—	(53,662)
Total	$(2,795)	$(53,662)	$180,580	$124,123

			Foreign
	Commodity	Equity	Currency
Net Change in Unrealized Appreciation (Depreciation) on:	Contracts	Contracts	Contracts	Total

Forward currency contracts	$—	$—	$96,825	$96,825
Futures contracts	(29,485)	—	—	(29,485)
Swap agreements	—	(323,973)	—	(323,973)
Total	$(29,485)	$(323,973)	$96,825	$(256,633)

As of December 31, 2018, the Global Dynamic Multi-Asset and Real Assets and Pricing Opportunities Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

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The required information for the affected Portfolios are presented in the below table, as of December 31, 2018:

Global Dynamic Multi-Asset Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$184,345	$—	$184,345

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received	Derivative Assets

Citibank NA	$30,713	$(8,719)	$—	$21,994
HSBC Bank USA NA	129,754	(48,731)	—	81,023
JPMorgan Chase Bank NA	18,237	(7,144)	—	11,093
State Street Bank and Trust Co.	5,641	(2,666)	—	2,975
Total	$184,345	$(67,260)	$—	$117,085

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$67,260	$—	$67,260

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged	Derivative Liabilities

Citibank NA	$8,719	$(8,719)	$—	$—
HSBC Bank USA NA	48,731	(48,731)	—	—
JPMorgan Chase Bank NA	7,144	(7,144)	—	—
State Street Bank and Trust Co.	2,666	(2,666)	—	—
Total	$67,260	$(67,260)	$—	$—

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Real Assets and Pricing Opportunities Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$24,418	$—	$24,418

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received	Derivative Assets

Citibank NA	$4,199	$(2,535)	$—	$1,664
HSBC Bank USA NA	12,812	(7,897)	—	4,915
State Street Bank and Trust Co.	7,407	(4,924)	—	2,483
Total	$24,418	$(15,356)	$—	$9,062

			Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$15,356	$—	$15,356
Swap Agreements	282,655	—	282,655
Total	$298,011	$—	$298,011

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged (a)	Derivative Liabilities

Citibank NA	$2,535	$(2,535)	$—	$—
Goldman Sachs International	282,655	—	(282,655)	—
HSBC Bank USA NA	7,897	(7,897)	—	—
State Street Bank and Trust Co.	4,924	(4,924)	—	—
Total	$298,011	$(15,356)	$(282,655)	$—

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Annual Report  105

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization of Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Management is currently evaluating the impact that the adoption of the amendment will have on the Fund’s financial statements and related disclosures. For public business entities, the amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU apply to all entities that are required, under existing GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has evaluated the impact of the amendments and has elected to adopt these amendments and incorporate the changes in the current financial statements.

12. Subsequent Events

Management has evaluated subsequent events affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

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The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Global Dynamic Multi-Asset Portfolio, Lazard Opportunistic Strategies Portfolio and Lazard Real Assets and Pricing Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio (formerly Lazard Capital Allocator Opportunistic Strategies Portfolio) (collectively the “Portfolios”), two of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Portfolios except for Lazard Global Dynamic Multi-Asset Portfolio which is indicated in the table below, and the related notes to the financial statements. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Lazard Real Assets and Pricing Opportunities Portfolio (collectively, with the Portfolios mentioned above, the “Portfolios”), one of the portfolios constituting the Fund, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the periods indicated in the table below, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio, as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), and the consolidated financial position of Lazard Real Assets and Pricing Opportunities Portfolio, as of December 31, 2018, and the consolidated results of its operations

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for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio Name	Financial Highlights
Lazard Global Dynamic Multi-Asset Portfolio	For the years ended December 31, 2018, 2017 and for the period from May 27, 2016 (commencement of operations) through December 31, 2016
Lazard Real Assets and Pricing Opportunities Portfolio	For the years ended December 31, 2018, 2017 and for period from December 30, 2016 (commencement of operations) through December 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial

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highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 26, 2019

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – 2016, 2019)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2019, 39 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (1984)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (1958)	Treasurer (May 2003)	Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)) of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

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The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2018

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2018:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Global Dynamic Multi-Asset	34.61%
Opportunistic Strategies	—
Real Assets and Pricing Opportunities	50.97

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Global Dynamic Multi-Asset	14.09%
Opportunistic Strategies	4.75
Real Assets and Pricing Opportunities	12.39

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

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Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

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The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS030

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)        Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,560,778 in 2017 and $1,623,737 in 2018 (plus expenses in each case).

(b)        Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required preapproval by the Audit Committee were $175,000 in 2017 and $267,330 in 2018.

(c)        Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $418,721 in 2017 and $372,793 in 2018. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S.

federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. This includes the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor of $209,208 in 2017 and $123,718 in 2018.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required preapproval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)        All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required preapproval by the Audit Committee.

(e)        Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval of the Auditor's engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant's Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Preapproval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f)        None.

(g)        Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $938,003 in 2017 and $1,234,762 in 2018.

(h)        Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be preapproved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)    Code of Ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	March 8, 2019

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	March 8, 2019